Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 2 dated as of October 23, 2009 (this “Amendment”), to the Credit Agreement dated as of March 10, 2006, as amended as of March 1, 2007 (as so amended, the “Existing Credit Agreement”), among HEALTHSOUTH CORPORATION, a Delaware corporation (the “Borrower”), the LENDERS party thereto, JPMORGAN CHASE BANK, N.A., as Administrative Agent and Collateral Agent, and the other parties thereto.

WHEREAS, the Borrower has requested each Term Lender to extend the final maturity date that would apply to all or a portion of the Term Loans of such Lender as set forth herein, and each Term Lender whose name is set forth on Schedule 2.01A hereto (such Term Lenders being collectively referred to as the “Extending Term Lenders”) has agreed so to extend the final maturity date that would otherwise apply to the principal amount of the Term Loans of such Lender set forth on such Schedule 2.01A opposite the name of such Lender (such Term Loans being collectively referred to as the “Tranche 2 Term Loans”); and

WHEREAS, the Borrower has requested that the Existing Credit Agreement be amended to provide for the extensions referred to above and for certain other matters set forth herein, and that, as so amended, the Existing Credit Agreement be restated to be in the form of Exhibit A hereto;

NOW, THEREFORE, in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Administrative Agent, the Collateral Agent, the Issuing Banks, the Swingline Lender and the Lenders party hereto hereby agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not otherwise defined herein (including the preliminary statements hereto) have the meanings assigned to them in the Existing Credit Agreement or the Restated Credit Agreement (as defined below), as the context may require.

SECTION 2. Amendment and Restatement.  (a)  Effective as of the Restatement Effective Date, (i) the Existing Credit Agreement is hereby amended and restated to be in the form of Exhibit A hereto (the Existing Credit Agreement, as so amended and restated, being referred to as the “Restated Credit Agreement”), (ii) Schedule 2.01 of the Existing Credit Agreement is hereby amended and restated to be in the form of Schedule 2.01 attached to the Restated Credit Agreement, and (iii) the form of First Lien Intercreditor Agreement in the form of Exhibit B attached hereto is hereby incorporated into the Restated Credit Agreement and made a part thereof.

(b) Except as expressly set forth therein, all Schedules and Exhibits referred to in the Restated Credit Agreement shall be deemed to refer to the corresponding Schedules and Exhibits to the Existing Credit Agreement.

SECTION 3. Concerning the Term Loans.  (a)  The Borrower and each Extending Term Lender agree that, on the Restatement Effective Date, the Term Loans of such Lender in an aggregate principal amount set forth on Schedule 2.01A opposite the name of such Lender shall convert into Tranche 2 Term Loans of such Lender, and shall continue to be in effect and outstanding under the Restated Credit Agreement on the terms and conditions set forth therein.  In the event the Term Loans of any Extending Term Lender shall be part of more than one Term Borrowing as of the Restatement Effective Date (immediately prior to the consummation of such conversion), such conversion shall be accomplished by means of each such Term Loan that is part of any Borrowing converting into a Tranche 2 Term Loan of such Lender in the same proportion as the aggregate principal amount set forth on Schedule 2.01A opposite the name of such Lender bears to the aggregate principal amount of all the Term Loans of such Lender as of the Restatement Effective Date (determined immediately prior to the consummation of such conversion), with each such resulting Tranche 2 Term Loan being part of a Borrowing of the same Type as the Term Loan from which it shall have been converted and, in the case of any Tranche 2 Term Loan that shall have been converted from a Eurodollar Term Loan, shall have an initial Interest Period that ends on the last day of the Interest Period then applicable to such Eurodollar Term Loan.

(b) The Term Loans of any Term Lender that are not Tranche 2 Term Loans shall constitute “Tranche 1 Term Loans” under the Restated Credit Agreement and shall continue to be in effect and outstanding under the Restated Credit Agreement on the terms and conditions set forth therein.

(c)  None of transactions set forth in this paragraph shall be deemed to be a conversion of a Eurodollar Borrowing into another Eurodollar Borrowing prior to the end of the Interest Period then applicable thereto, or a payment or prepayment of any Term Loan.

SECTION 4. Concerning the Intercreditor Agreement; Amendment of Security Documents.  The Agents, the Issuing Banks, the Swingline Lender and the Lenders party hereto acknowledge that obligations of the Borrower and the Subsidiaries under the Pari Passu Indebtedness and the Pari Passu Indebtedness Documents, and certain obligations related thereto, will be secured by Liens on assets of the Borrower and the Subsidiaries that constitute Pari Passu Indebtedness Collateral, and that such Liens will or may be created pursuant to the Security Documents.  The Issuing Banks, the Swingline Lender and the Lenders party hereto hereby irrevocably (a) approve the form of the Intercreditor Agreement attached as Exhibit B hereto, (b) authorize and direct the Administrative Agent and/or the Collateral Agent to execute and deliver such amendments to the Security Documents as the Administrative Agent shall determine to be appropriate to cause the Pari Passu Indebtedness, and certain obligations related thereto, to be secured on an equal and ratable basis with the other Obligations (as defined in the Collateral and Guarantee Agreement), in each case without any further consent, authorization or other action by any Lender, any Issuing Bank or the Swingline Lender, (c) authorize and direct the Administrative Agent and/or the Collateral Agent to execute and deliver the Intercreditor Agreement (with such changes thereto as may be reasonably acceptable to the Administrative Agent) and any documents relating thereto, in each case, on behalf of the Lenders, the Issuing Banks and the Swingline Lender and without any further consent, authorization or other action by any Lender, any Issuing Bank or the Swingline Lender, (d) agree that, upon the execution and delivery of the amended Security Documents and the Intercreditor Agreement, each Lender, each Issuing Bank and the Swingline Lender will be bound by the provisions thereof as if it were a signatory thereto and will take no actions contrary to the provisions thereof, (e) agree that no Lender, Issuing Bank or Swingline Lender shall have any right of action whatsoever against any Agent as a result of any action taken by any Agent pursuant to this Section or in accordance with the terms of the Intercreditor Agreement and (f) make such further acknowledgements, agreements, authorizations and directions as are set forth in Section 9.18 of the Restated Credit Agreement.

SECTION 5. Representations and Warranties.  The Borrower hereby represents and warrants to each other party hereto that:

(a) this Amendment (i) has been duly authorized by all requisite corporate action of the Borrower, (ii) has been duly executed and delivered by the Borrower and (iii) constitutes a legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, subject to the effect of any applicable bankruptcy, moratorium, insolvency, reorganization or other similar law affecting the enforceability of creditors’ rights generally and to the effect of general principles of equity (whether considered in a proceeding at law or equity);

(b) the representations and warranties of the Borrower set forth in the Existing Credit Agreement are true and correct in all material respects on and as of the date hereof and on and as of the Restatement Effective Date (in each case, except to the extent that any representation or warranty expressly relates to an earlier date, in which case such representation or warranty shall have been true and correct as of such earlier date); and

(c) no Default has occurred and is continuing.

SECTION 6. Effectiveness of this Amendment.  This Amendment shall become effective as of the first date (such date being referred to as the “Restatement Effective Date”) on which each of the following conditions shall have been satisfied:

(a) the Administrative Agent (or its counsel) shall have received from (i) the Borrower, (ii) each Issuing Bank, (iii) the Swingline Lender, (iv) each Extending Term Lender, and (v) such Lenders as shall represent the Required Lenders, either (A) a counterpart of this Amendment signed on behalf of such party or (B) written evidence satisfactory to the Administrative Agent (which may include facsimile or other electronic transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment;

(b) each Subsidiary Loan Party shall have entered into a Reaffirmation Agreement, in form and substance reasonably satisfactory to the Administrative Agent;

(c) the Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Restatement Effective Date) of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Borrower, in form and substance reasonably satisfactory to the Administrative Agent;

(d) the Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Loan Party, the authorization of the transactions contemplated hereby and any other legal matters relating to each Loan Party, the Loan Documents or the transactions contemplated hereby, all in form and substance reasonably satisfactory to the Administrative Agent;

(e) the representations and warranties of the Borrower set forth in Section 5 hereof shall be true and correct as of the Restatement Effective Date, and the Administrative Agent shall have received a certificate, dated the Restatement Effective Date and signed by a Financial Officer of the Borrower, in form and substance reasonably satisfactory to the Administrative Agent, confirming the accuracy thereof; and

(f) the Administrative Agent shall have received the Amendment Fee (as defined below) and all amounts due and payable to the Administrative Agent on or prior to the Restatement Effective Date pursuant to the Loan Documents, including, to the extent invoiced, reimbursement of all out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel) required to be reimbursed or paid by the Borrower hereunder or under any other Loan Document, and the Administrative Agent and its Affiliates shall have received all amounts due and payable on or prior to the Restatement Effective Date pursuant to that certain letter agreement entered into in connection with this Amendment and the transactions contemplated hereby, including, to the extent invoiced,  reimbursement of all out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel) required to be reimbursed or paid by the Borrower pursuant to such letter agreement.

SECTION 7. Fees.  The Borrower agrees to pay to the Administrative Agent, for the account of each Lender that delivers to the Administrative Agent (or its counsel) an executed counterpart hereof (or a facsimile transmission of a signed signature page of this Amendment) on or prior to 5:00 p.m., New York City time, on October 19, 2009, an amendment fee (the “Amendment Fee”) in an amount equal to 0.10% of the aggregate principal amount of such Lender’s Term Loans, Tranche A LC Commitment, Revolving Exposure and unused Revolving Commitments outstanding or in effect as of the Restatement Effective Date.  The Amendment Fee shall be payable on, and subject to the occurrence of, the Restatement Effective Date.

SECTION 8. Effect of Amendment.  Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Collateral Agent, the Issuing Banks or the Lenders under the Existing Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document, all of which, as amended, supplemented or otherwise modified hereby, are ratified and affirmed in all respects and shall continue in full force and effect.  Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement, the Restated Credit Agreement or any other Loan Document in similar or different circumstances.  This Amendment shall constitute a Loan Document.  On and after the Restatement Effective Date, (a) any reference to the Existing Credit Agreement in any Loan Document shall mean such Existing Credit Agreement as amended and restated hereby.  Nothing herein shall affect the grant or creation of the security interest pursuant to the Collateral and Guarantee Agreement, it being acknowledged and agreed that all such security interests granted or created prior to the Restatement Effective Date shall continue in full force and effect.

SECTION 9. Expenses.  The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP.

SECTION 10. Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 11. Governing Law.  This Amendment shall be construed in accordance with and governed by the law of the State of New York.

SECTION 12. WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 13. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their authorized officers as of the date first above written.

HEALTHSOUTH CORPORATION,
By
/s/ John L. Workman
Name: John L. Workman
Title:Executive Vice President and Chief Financial Officer

JPMORGAN CHASE BANK, N.A., individually and as an Issuing Bank, the Swingline Lender, the Administrative Agent and the Collateral Agent,
By
/s/ Dawn L. LeeLum
Name: Dawn L. LeeLum
Title:Executive Director

Name of Lender and/or Issuing Bank (with any Person that is an Issuing Bank executing this signature page in each such capacity)

CAPITAL RESEARCH AND MANAGEMENT COMPANY, for and on behalf of the following Lenders:

AMERICAN HIGH-INCOME TRUST

AMERICAN FUNDS INSURANCE SERIES, HIGH-INCOME BOND FUND

by
/s/ Michael Downer
Name: Michael Downer
Title: Senior Vice President & Secretary

AZB CLO2 LIMITED

by
/s/ Takashi Yoshimatsu
Name: Takashi Yoshimatsu
Title: Authorized Signatory

AZB CLO4 LIMITED

by
/s/ Takashi Yoshimatsu
Name: Takashi Yoshimatsu
Title: Authorized Signatory

BABSON CLO LTD. 2004-I
BABSON CLO LTD. 2005-I
BABSON CLO LTD. 2005-II
BABSON CLO LTD. 2005-III
BABSON CLO LTD. 2006-I
SAPPHIRE VALLEY CDO I, LTD.
By: Babson Capital Management LLC as
Collateral Manager

by
/s/ Geoffrey Takacs
Name: Geoffrey Takacs
Title: Director

BABSON CAPITAL LOAN PARTNERS I, L.P.
By: Babson Capital Management LLC as
  Investment Manager

by
/s/ Geoffrey Takacs
Name: Geoffrey Takacs
Title: Director

BILL & MELINDA GATES FOUNDATION TRUST

By:  Babson Capital Management LLC as          Investment Adviser

by
/s/ Geoffrey Takacs
Name: Geoffrey Takacs
Title: Director

CASCADE INVESTMENT, L.L.C.

By:  Babson Capital Management LLC as Investment Manager

by
/s/ Geoffrey Takacs
Name: Geoffrey Takacs
Title: Director

HOLLY INVESTMENT CORPORATION
By: Babson Capital Management LLC as
Investment Manager

by
/s/ Geoffrey Takacs
Name: Geoffrey Takacs
Title: Director

MAPLEWOOD (CAYMAN) LIMITED
By: Babson Capital Management LLC as
Investment Manager

by
/s/ Geoffrey Takacs
Name: Geoffrey Takacs
Title: Director

MASSMUTUAL ASIA LIMITED
By: Babson Capital Management LLC as
Investment Adviser

by
/s/ Geoffrey Takacs
Name: Geoffrey Takacs
Title: Director

OLYMPIC PARK LIMITED
By: Babson Capital Management LLC as
Investment Manager

by
/s/ Geoffrey Takacs
Name: Geoffrey Takacs
Title: Director

VINACASA CLO, LTD.
By: Babson Capital Management LLC as
Collateral Servicer

by
/s/ Geoffrey Takacs
Name: Geoffrey Takacs
Title: Director

XELO VII LIMITED
By: Babson Capital Management LLC as
Sub-Adviser

by
/s/ Geoffrey Takacs
Name: Geoffrey Takacs
Title: Director

BALLANTYNE FUNDING LLC

by
/s/ Jonathan M. Barnes
Name: Jonathan M. Barnes
Title: Vice President

BARCLAYS BANK PLC

by
/s/ Alex Stromberg
Name: Alex Stromberg
Title:

BLACK DIAMOND CLO 2005-2 LTD.
By: Black Diamond CLO 2005-2 Adviser, L.L.C.,
As its Collateral Manager

by
/s/ Stephen H. Deckoff
Name: Stephen H. Deckoff
Title: Managing Principal

BLACK DIAMOND CLO 2005-1 LTD.
By: Black Diamond CLO 2005-1 Adviser, L.L.C.,
As its Collateral Manager

by
/s/ Stephen H. Deckoff
Name: Stephen H. Deckoff
Title: Managing Principal

BLACK DIAMOND INTERNATIONAL FUNDING, LTD.
By: BDCM Fund Adviser, L.L.C.
As its Collateral Manager

by
/s/ Stephen H. Deckoff
Name: Stephen H. Deckoff
Title: Managing Principal

BLACK DIAMOND CLO 2006-1 (CAYMAN) LTD.
By: Black Diamond CLO 2006-1 Adviser, L.L.C.
As its Collateral Manager

by
/s/ Stephen H. Deckoff
Name: Stephen H. Deckoff
Title: Managing Principal

NEW MEXICO EDUCATIONAL RETIREMENT BOARD
By: Beach Point Capital Management, LP
As Investment Manager

by
/s/ Carl Goldsmith
Name: Carl Goldsmith
Title: Managing Partner

ROYAL MAIL PENSION PLAN
By: Beach Point Capital Management, LP
  As Investment Manager

by
/s/ Carl Goldsmith
Name: Carl Goldsmith
Title: Managing Partner

VIRGINIA RETIREMENT SYSTEM
By: Beach Point Capital Management, LP
As Investment Manager

by
/s/ Carl Goldsmith
Name: Carl Goldsmith
Title: Managing Partner

ARIEL REINSURANCE COMPANY LTD.
BLACKROCK CREDIT INVESTORS MASTER FUND, L.P.
BLACKROCK FLOATING RATE INCOME TRUST
BLACKROCK DEFINED OPPORTUNITY CREDIT TRUST
BLACKROCK LIMITED DURATION INCOME TRUST
BLACKROCK SENIOR INCOME SERIES
BLACKROCK SENIOR INCOME SERIES II
BLACKROCK SENIOR INCOME SERIES IV
BLACKROCK SENIOR INCOME SERIES V LIMITED
BLACKROCK FIXED INCOME VALUE OPPORTUNITIES TRUST
BLACKROCK GLOBAL INVESTMENT SERIES: CORPORATE LOAN INCOME PORTFOLIO
BLACKROCK GLOBAL INVESTMENT SERIES: INCOME STRATEGIES PORTFOLIO
THE BROAD INSTITUTE, INC.
MAGNETITE V CLO, LIMITED
MASTER SENIOR FLOATING RATE LLC
MISSOURI STATE EMPLOYEES’ RETIREMENT SYSTEM
BLACKROCK FIXED INCOME PORTABLE ALPHA MASTER SERIES TRUST
SENIOR LOAN PORTFOLIO
BLACKROCK SENIOR FLOATING RATE PORTFOLIO

by
/s/ AnnMarie Smith
Name: AnnMarie Smith
Title: Authorized Signatory

BLUEMOUNTAIN CLO III LTD.
By: BlueMountain Capital Management, LLC,
 its Collateral Manager

by
/s/ Michael Abatemarco
Name: Michael Abatemarco
Title: Associate

BUSHNELL LOAN FUND II, Ltd.

by
/s/ Adam Kaiser
Name: Adam Kaiser
Title: Attorney-in-Fact

STEDMAN LOAN FUND II, LTD.

by
/s/ Adam Kaiser
Name: Adam Kaiser
Title: Attorney-in-Fact

CANYON CAPITAL CDO 2002-1, LLC
By: Canyon Capital Advisors LLC, a Delaware limited liability company, its Collateral Manager by
/s/ Michael M. Leyland
Name: Michael M. Leyland
Title: Authorized Signatory

CANYON CAPITAL CLO 2006-1, LLC
By: Canyon Capital Advisors LLC, a Delaware limited liability company, its Collateral Manager by
/s/ Michael M. Leyland
Name: Michael M. Leyland
Title: Authorized Signatory

CANPARTNERS INVESTMENTS IV, LLC
By: Canpartners Investments IV, LLC, a California limited liability company by
/s/ Mitchell R. Julis
Name: Mitchell R. Julis
Title: Managing Partner

CAPITALSOURCE CF LLC

by
/s/ Arturo J. Velez
Name: Arturo J. Velez
Title: Authorized Signatory

CARLYLE HIGH YIELD PARTNERS IX, LTD

by
/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

CARLYLE HIGH YIELD PARTNERS IV, LTD

by
/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

CARLYLE HIGH YIELD PARTNERS VI, LTD

by
/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

CARLYLE HIGH YIELD PARTNERS VII, LTD

by
/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

CARLYLE HIGH YIELD PARTNERS X, LTD

by
/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

CARLYLE CREDIT PARTNERS FINANCING I, LTD

by
/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

CARLYLE HIGH YIELD PARTNERS 2008-1, LTD

by
/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

CARLYLE HIGH YIELD PARTNERS VIII, LTD

by
/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

CARLYLE HIGH YIELD PARTNERS IX, LTD

by
/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

SELECT INCOME MANAGED FUND

SIGNATURE GLOBAL INCOME & GROWTH FUND

SIGNATURE HIGH INCOME CORPORATE CLASS

SIGNATURE INCOME & GROWTH CORPORATE CLASS

SIGNATURE INCOME & GROWTH FUND

SIGNATURE HIGH INCOME FUND

SIGNATURE CORPORATE BOND FUND

INSTITUTIONAL MANAGED INCOME POOL

ENHANCED INCOME POOL

SKYLON GROWTH & INCOME TRUST

By:  CI Investments Inc. on Behalf of its Funds

by
/s/ Geof Marshall
Name: Geof Marshall
Title: VP – Portfolio Management

by
/s/ James Dutkiewicz
Name: James Dutkiewicz
Title: VP – Portfolio Management

CIFC FUNDING 2006 – I, LTD.

CIFC FUNDING 2006 – IB, LTD.

CIFC FUNDING 2006 – II, LTD.

by
/s/ Stephen J. Vaccaro
Name: Stephen J. Vaccaro
Title: Co-Chief Investment Officer

CITICORP NORTH AMERICA, INC.

by
/s/ Mark R. Floyd
Name: Mark R. Floyd
Title: VP

COA CLO FINANCING Ltd.

By:  FS COA Management, LLC, as

Portfolio Manager

by

Name: John W. Fraser
Title: Managing Partner

by
/s/ John W. Fraser
Name: John W. Fraser
Title: Manager

COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES

by
/s/ Brian Schneider
Name: Brian Schneider
Title: Authorized Signatory

by
/s/ Douglas I. Glickman
Name: Douglas I. Glickman
Title: Authorized Signatory

MADISON PARK FUNDING II, LTD.
By: Credit Suisse Alternative Capital, Inc.
as Collateral Manager

by
/s/ David H. Lerner
Name: David H. Lerner
Title: Authorized Signatory

MADISON PARK FUNDING III, LTD.
By: Credit Suisse Alternative Capital, Inc.
as Collateral Manager

by
/s/ David H. Lerner
Name: David H. Lerner
Title: Authorized Signatory

CREDIT SUISSE SYNDICATED LOAN FUND

By:  Credit Suisse Alternative Capital, Inc., as Agent (Subadvisor) for Credit Suisse Asset Management (Australia) Limited, the Responsible Entity for Credit Suisse Syndicated Loan Fund

by
/s/ David H. Lerner
Name: David H. Lerner
Title: Authorized Signatory

CASTLE GARDEN FUNDING

by
/s/ David H. Lerner
Name: David H. Lerner
Title: Authorized Signatory

ATRIUM V
By: Credit Suisse Alternative Capital, Inc.,
as collateral manager

by
/s/ David H. Lerner
Name: David H. Lerner
Title: Authorized Signatory

DEUTSCHE BANK TRUST COMPANY AMERICAS

by
/s/ Carin Keegan
Name: Carin Keegan
Title: Director

by
/s/ Erin Morrissey
Name: Erin Morrissey
Title: Vice President

SENIOR DEBT PORTFOLIO
By: Boston Management and Research
as Investment Advisor

by
/s/ Michael Kinalian
Name: Michael Kinalian
Title: Vice President

EATON VANCE CDO IX LTD.
By: Eaton Vance Management
as Investment Advisor

by
/s/ Michael Kinalian
Name: Michael Kinalian
Title: Vice President

EATON VANCE SENIOR FLOATING-RATE TRUST
By: Eaton Vance Management
as Investment Advisor

by
/s/ Michael Kinalian
Name: Michael Kinalian
Title: Vice President

EATON VANCE FLOATING-RATE INCOME TRUST
By: Eaton Vance Management
as Investment Advisor

by
/s/ Michael Kinalian
Name: Michael Kinalian
Title: Vice President

EATON VANCE SENIOR INCOME TRUST
By: Eaton Vance Management
as Investment Advisor

by
/s/ Michael Kinalian
Name: Michael Kinalian
Title: Vice President

EATON VANCE SHORT DURATION DIVERSIFED INCOME FUND
By: Eaton Vance Management
As Investment Advisor

by
/s/ Michael Kinalian
Name: Michael Kinalian
Title: Vice President

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
By: Eaton Vance Management
As Investment Advisor

by
/s/ Michael Kinalian
Name: Michael Kinalian
Title: Vice President

EATON VANCE LIMITED DURATION INCOME FUND
By: Eaton Vance Management
As Investment Advisor

by
/s/ Michael Kinalian
Name: Michael Kinalian
Title: Vice President

GRAYSON & CO.
By: Boston Management and Research
As Investment Advisor

by
/s/ Michael Kinalian
Name: Michael Kinalian
Title: Vice President

EATON VANCE VT FLOATING-RATE INCOME FUND
By: Eaton Vance Management
As Investment Advisor

by
/s/ Michael Kinalian
Name: Michael Kinalian
Title: Vice President

EATON VANCE LOAN OPPORTUNITIES FUND, LTD.
By: Eaton Vance Management
As Investment Advisor

by
/s/ Michael Kinalian
Name: Michael Kinalian
Title: Vice President

EATON VANCE MEDALLION FLOATING-RATE INCOME PORTFOLIO
By: Eaton Vance Management
As Investment Advisor

by
/s/ Michael Kinalian
Name: Michael Kinalian
Title: Vice President

FIRST COMMERCIAL BANK

by
/s/ Anne H. Lovette
Name: Anne H. Lovette
Title: Vice President

FIDELITY ADVISOR SERIES I: FIDELITY ADVISOR FLOATING RATE HIGH INCOME FUND

by
/s/ Paul Murphy
Name: Paul Murphy
Title: Assistant Treasurer

FIDELITY CENTRAL INVESTMENT PORTFOLIOS LLC: FIDELITY FLOATING RATE CENTRAL INVESTMENT PORTFOLIO

by
/s/ Paul Murphy
Name: Paul Murphy
Title: Assistant Treasurer

FIRSTLIGHT FUNDING I, LTD.

by
/s/ Melissa Marano
Name: Melissa Marano
Title: Duly Authorized Signatory

FORTRESS CREDIT OPPORTUNITIES I LP
By: Fortress Credit Opportunities I GP LLC, its General Partner

by
/s/ Glenn P. Cummins
Name: Glenn P. Cummins
Title: Authorized Signatory

FORTRESS CREDIT FUNDING II LP
By: Fortress Credit Funding II GP LLC,
its General Partner

by
/s/ Glenn P. Cummins
Name: Glenn P. Cummins
Title: Authorized Signatory

FORTRESS CREDIT INVESTMENTS I LTD

by
/s/ Glenn P. Cummins
Name: Glenn P. Cummins
Title: Authorized Signatory

FORTRESS CREDIT INVESTMENTS II LTD

by
/s/ Glenn P. Cummins
Name: Glenn P. Cummins
Title: Authorized Signatory

FRANKLIN CLO VI, LTD

by
/s/ David Ardini
Name: David Ardini
Title: Vice President

FRANKLIN FLOATING RATE DAILY ACCESS FUND

by
/s/ Richard Hsu
Name: Richard Hsu
Title: Vice President

FRANKLIN FLOATING RATE MASTER SERIES

by
/s/ Richard Hsu
Name: Richard Hsu
Title: Vice President

FRANKLIN TEMPLETON SERIES II FUNDS
FRANKLIN FLOATING RATE II FUND

by
/s/ Richard Hsu
Name: Richard Hsu
Title: Vice President

GENERAL ELECTRIC CAPITAL CORPORATION

by
/s/ Patrick A. Lucas
Name: Patrick A. Lucas
Title: Duly Authorized Signatory

GOLDMAN SACHS LENDING PARTNERS LLC

by
/s/ Andrew Caditz
Name: Andrew Caditz
Title: Authorized Signatory

GREYWOLF CLO I, LTD
By: Greywolf Capital Management LP,
its Investment Manager

by
/s/ Robert Miller
Name: Robert Miller
Title: Authorized Signatory

HARCH CLO II LIMITED

by
/s/ Michael E. Lewitt
Name: Michael E. Lewitt
Title: Authorized Signatory

THE HARTFORD MUTUAL FUNDS, INC., on behalf of THE HARTFORD FLOATING RATE FUND
By: Hartford Investment Management Company,
its Sub-advisor

by
/s/ Michael J. Bacevich
Name: Michael J. Bacevich
Title: Managing Director

THE HARTFORD MUTUAL FUNDS, INC., on behalf of THE HARTFORD TOTAL RETURN BOND FUND
By: Hartford Investment Management Company,
its Subadvisor

by
/s/ Michael J. Bacevich
Name: Michael J. Bacevich
Title: Managing Director

HARTFORD SERIES FUND, INC., on behalf of HARTFORD TOTAL RETURN BOND HLS FUND
By: Hartford Investment Management Company,
its Subadvisor

by
/s/ Michael J. Bacevich
Name: Michael J. Bacevich
Title: Managing Director

THE INVESTMENT AND ADMINISTRATIVE COMMITTEE OF THE WALT DISNEY COMPANY SPONSORED QUALIFIED BENEFIT PLANS AND KEY EMPLOYEES DEFERRED COMPENSATION AND RETIREMENT PLAN
By: Hartford Investment Management Company
Its Investment Manager

by
/s/ Michael J. Bacevich
Name: Michael J. Bacevich
Title: Managing Director

THE HARTFORD MUTUAL FUNDS, INC., on behalf of THE HARTFORD INCOME FUND
By: Hartford Investment Management Company,
its Subadvisor

by
/s/ Michael J. Bacevich
Name: Michael J. Bacevich
Title: Managing Director

STATE BOARD OF ADMINISTRATION OF FLORIDA
By: Hartford Investment Management Company,
its Investment Manager

by
/s/ Michael J. Bacevich
Name: Michael J. Bacevich
Title: Managing Director

PPM SHADOW CREEK FUNDING LLC

by
/s/ Stacy Lai
Name: Stacy Lai
Title: Assistant Vice President

COLUMBUS PARK CDO LTD.
By: GSO / Blackstone Debt Funds Management LLC
as Collateral Manager

by
/s/ Dean Criares
Name: Dean Criares
Title: Authorized Signatory

INWOOD PARK CDO LTD.
By: Blackstone Debt Advisors L.P.
as Collateral Manager

by
/s/ Dean Criares
Name: Dean Criares
Title: Authorized Signatory

LAFAYETTE SQUARE CDO LTD.
By: Blackstone Debt Advisors L.P.
as Collateral Manager

by
/s/ Dean Criares
Name: Dean Criares
Title: Authorized Signatory

LOAN FUNDING VI LLC,
for itself or as agent for Corporate Loan Funding VI LLC

by
/s/ Dean Criares
Name: Dean Criares
Title: Authorized Signatory

PROSPECT PARK CDO LTD.
By: Blackstone Debt Advisors L.P.
as Collateral Manager

by
/s/ Dean Criares
Name: Dean Criares
Title: Authorized Signatory

CIT MIDDLE MARKET LOAN TRUST II
By: CIT Asset Management LLC,
as Authorized Signatory

by
/s/ Roger M. Burns
Name: Roger M. Burns
Title: President CIT Asset Management

CIT HEALTHCARE LLC

by
/s/ Terence Sullivan
Name: Terence Sullivan
Title: Managing Director

RAYTHEON MASTER PENSION TRUST, BUSINESS NAME: RAYTHEON MPT LOGAN FLOATING RATE PORTFOLIO

by
/s/ Michael Bishot
Name: Michael Bishot
Title: COO

HIGHLAND FLOATING RATE FUND

by
/s/ M. Jason Blackburn
Name: M. Jason Blackburn
Title: Treasurer

PACIFIC SELECT FUND-FLOATING RATE LOAN PORTFOLIO

by
/s/ M. Jason Blackburn
Name: M. Jason Blackburn
Title: Treasurer

SWISS CAPITAL PRO LOAN LIMITED
For and On Behalf of BNY MELLON TRUST COMPANY (IRELAND) LIMITED under power of attorney by
/s/ Robert Blake
Name: Robert Blake
Title: Assistant Vice President

JP MORGAN CHASE BANK, N.A.

by
/s/ Dawn L. LeeLum
Name: Dawn L. LeeLum
Title: Executive Director

KATONAH IX CLO LTD.
By: Katonah Debt Advisors, L.L.C.
As Manager

by
/s/ Daniel Gilligan
Name: Daniel Gilligan
Title: Authorized Officer

KATONAH X CLO LTD.
By: Katonah Debt Advisors, L.L.C.
As Manager

by
/s/ Daniel Gilligan
Name: Daniel Gilligan
Title: Authorized Officer

KATONAH 2007-I CLO LTD.
By: Katonah Debt Advisors, L.L.C.
As Manager

by
/s/ Daniel Gilligan
Name: Daniel Gilligan
Title: Authorized Officer

KKR FI PARTNERS I, LP

by
/s/ Mark Casanova
Name: Mark Casanova
Title: Authorized Signatory

OREGON PUBLIC EMPLOYEES RETIREMENT FUND

by
/s/ Mark Casanova
Name: Mark Casanova
Title: Authorized Signatory

KKR FINANCIAL CLO 2005-1 LTD

by
/s/ Mark Casanova
Name: Mark Casanova
Title: Authorized Signatory

LATITUDE CLO II, LTD

by
/s/ Kirk Wallace
Name: Kirk Wallace
Title: Senior Vice President

EMPLOYERS INSURANCE COMPANY OF WAUSAU

by
/s/ Sheila Finnerty
Name: Sheila Finnerty
Title: Vice President

LIBERTY MUTUAL FIRE INSURANCE COMPANY

by
/s/ Sheila Finnerty
Name: Sheila Finnerty
Title: Vice President

LIBERTY MUTUAL INSURANCE COMPANY

by
/s/ Sheila Finnerty
Name: Sheila Finnerty
Title: Vice President

MACKAY SHORT DURATION ALPHA FUND
NEW YORK LIFE INSURANCE COMPANY (GUARANTEED PRODUCTS)
NEW YORK LIFE INSURANCE COMPANY, GP – PORTABLE ALPHA
HOUSTON POLICE OFFICERS’ PENSION SYSTEM
MACKAY SHIELDS CORE PLUS ALPHA FUND LTD.

By: MacKay Shields LLC
as Investment Adviser and not individually

by
/s/ Dan Roberts
Name: Dan Roberts
Title: Sr. Managing Director

MARLBOROUGH STREET CLO, LTD.
By: Massachusetts Financial Services Company (MLX) its Collateral Manager

by
/s/ David Cobey
Name: David Cobey
Title: As authorized representativeand not individually

METLIFE INSURANCE COMPANY OF CONNECTICUT

by
/s/ Matthew J. McInerny
Name: Matthew J. McInerny
Title: Director

NATIONWIDE LIFE INSURANCE COMPANY

by
/s/ Ronald R. Serpico
Name: Ronald R. Serpico
Title: Authorized Signatory

NATIONWIDE MUTUAL INSURANCE COMPANY

by
/s/ Ronald R. Serpico
Name: Ronald R. Serpico
Title: Authorized Signatory

NAVIGARE FUNDING I CLO LTD
By: Navigare Partners LLC
as collateral manager, as Lender

by
/s/ Joel G. Serebransky
Name: Joel G. Serebransky
Title: Managing Director

NAVIGARE FUNDING II CLO LTD
By: Navigare Partners LLC
Its collateral manager, as Lender

by
/s/ Joel G. Serebransky
Name: Joel G. Serebransky
Title: Managing Director

NAVIGARE FUNDING III CLO LTD
By: Navigare Partners LLC
as collateral manager, as Lender

by
/s/ Joel G. Serebransky
Name: Joel G. Serebransky
Title: Managing Director

NYLIM FLATIRON CLO 2003-1 LTD.
By: New York Life Investment Management LLC,
as Collateral Manager and Attorney-in-Fact

by
/s/ Jeanne M. Cruz
Name: Jeanne M. Cruz
Title: Director

NYLIM FLATIRON CLO 2004-1 LTD.
By: New York Life Investment Management LLC,
as Collateral Manager and Attorney-in-Fact

by
/s/ Jeanne M. Cruz
Name: Jeanne M. Cruz
Title: Director

NYLIM FLATIRON CLO 2005-1 LTD.
By: New York Life Investment Management LLC,
as Collateral Manager and Attorney-in-Fact

by
/s/ Jeanne M. Cruz
Name: Jeanne M. Cruz
Title: Director

NYLIM FLATIRON CLO 2006-1 LTD.
By: New York Life Investment Management LLC,
as Collateral Manager and Attorney-in-Fact

by
/s/ Jeanne M. Cruz
Name: Jeanne M. Cruz
Title: Director

FLATIRON CLO 2007-1 LTD.
By: New York Life Investment Management LLC,
as Collateral Manager and Attorney-in-Fact

by
/s/ Jeanne M. Cruz
Name: Jeanne M. Cruz
Title: Director

SILVERADO CLO 2006-II LIMITED
By: New York Life Investment Management LLC,
as Portfolio Manager and Attorney-in-Fact

by
/s/ Jeanne M. Cruz
Name: Jeanne M. Cruz
Title: Director

NYLIM INSTITUTIONAL FLOATING RATE FUND L.P.
By: New York Life Investment Management LLC,
its Investment Manager

by
/s/ Jeanne M. Cruz
Name: Jeanne M. Cruz
Title: Director

MAINSTAY FLOATING RATE FUND,
a series of Eclipse Funds, Inc.
By: New York Life Investment Management LLC,
Its Investment Manager

by
/s/ Jeanne M. Cruz
Name: Jeanne M. Cruz
Title: Director

MAINSTAY VP FLOATING RATE PORTFOLIO,
a series of MainStay VP Series Fund, Inc.
By: New York Life Investment Management LLC,
Its Investment Manager

by
/s/ Jeanne M. Cruz
Name: Jeanne M. Cruz
Title: Director

NEW YORK LIFE INSURANCE COMPANY

by
/s/ Jeanne M. Cruz
Name: Jeanne M. Cruz
Title: Corporate Vice President

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
By: New York Life Investment Management LLC,
Its Investment Manager

by
/s/ Jeanne M. Cruz
Name: Jeanne M. Cruz
Title: Director

OPPENHEIMER MASTER LOAN FUND, LLC

by
/s/ Jeff Schwartz
Name: Jeff Schwartz
Title: AVP

OPPENHEIMER SENIOR FLOATING RATE FUND

by
/s/ Jeff Schwartz
Name: Jeff Schwartz
Title: AVP

OPTIMUM TRUST – OPTIMUM FIXED INCOME FUND

by
/s/ J. David Hillmeyer
Name: J. David Hillmeyer
Title: Vice President

DELAWARE VIP TRUST – DELAWARE VIP DIVERSIFIED INCOME SERIES

by
/s/ J. David Hillmeyer
Name: J. David Hillmeyer
Title: Vice President

DELAWARE GROUP ADVISOR FUNDS – DELAWARE DIVERSIFIED INCOME

by
/s/ J. David Hillmeyer
Name: J. David Hillmeyer
Title: Vice President

LINCOLN NATIONAL LIFE INSURANCE CO.

by
/s/ J. David Hillmeyer
Name: J. David Hillmeyer
Title: Vice President

ORIX FINANCE CORP.

by
/s/ Christopher L. Smith
Name: Christopher L. Smith
Title: Managing Director

AIRLIE GROUP
AIRLIE CLO 2006-II LTD.

by
/s/ Seth Cameron
Name: Seth Cameron
Title: Portfolio Manager

SERVES 2006-1, LTD.
By: PPM America, Inc.
as Collateral Manager

by
/s/ David C. Wagner
Name: David C. Wagner
Title: Managing Director

PPM GRAYHAWK CLO, LTD.
By: PPM America, Inc.,
as Collateral Manager

by
/s/ David C. Wagner
Name: David C. Wagner
Title: Managing Director

RED RIVER CLO LTD.
By: Highland Capital Management, L.P.
As Collateral Manager
By: Strand Advisors, Inc.
Its General Partner

by
/s/ Jason Post
Name: Jason Post
Title: Operations Director

HIGHLAND OFFSHORE PARTNERS, L.P.
By: Highland Capital Management, L.P.
As Collateral Manager
By: Strand Advisors, Inc.,
Its General Partner

by
/s/ Jason Post
Name: Jason Post
Title: Operations Director

JASPER CLO LTD.
By: Highland Capital Management, L.P.
As Collateral Manager
By: Strand Advisors, Inc.,
Its General Partner

by
/s/ Jason Post
Name: Jason Post
Title: Operations Director

GLENEAGLES CLO, LTD.
By: Highland Capital Management, L.P.,
As Collateral Manager
By: Strand Advisors, Inc.
Its General Partner

by
/s/ Jason Post
Name: Jason Post
Title: Operations Director

LIBERTY CLO, LTD.
By: Highland Capital Management, L.P.
As Collateral Manager
By: Strand Advisors, Inc.,
Its General Partner

by
/s/ Jason Post
Name: Jason Post
Title: Operations Director

ROCKWALL CDO LTD.
By: Highland Capital Management, L.P.
As Collateral Manager
By: Strand Advisors, Inc.
Its General Partner

by
/s/ Jason Post
Name: Jason Post
Title: Operations Director

GRAYSON CLO, LTD.
By: Highland Capital Management, L.P.,
As Collateral Manager
By: Strand Advisors, Inc.,
Its General Partner

by
/s/ Jason Post
Name: Jason Post
Title: Operations Director

EASTLAND CLO, LTD.
By: Highland Capital Management, L.P.,
As Collateral Manager
By: Strand Advisors, Inc.,
Its General Partner

by
/s/ Jason Post
Name: Jason Post
Title: Operations Director

BRENTWOOD CLO LTD.
By: Highland Capital Management, L.P.,
As Collateral Manager
By: Strand Advisors, Inc.,
Its General Partner

by
/s/ Jason Post
Name: Jason Post
Title: Operations Director

ROCKWALL CDO II LTD.
By: Highland Capital Management, L.P.,
As Collateral Manager
By: Strand Advisors, Inc.,
Its General Partner

by
/s/ Jason Post
Name: Jason Post
Title: Operations Director

STRATFORD CLO, LTD.
By: Highland Capital Management, L.P.,
As Collateral Manager
By: Strand Advisors, Inc.,
Its General Partner

by
/s/ Jason Post
Name: Jason Post
Title: Operations Director

WESTCHESTER CLO, LTD
By: Highland Capital Management, L.P.,
As Collateral Servicer
By: Strand Advisors, Inc.,
Its General Partner

by
/s/ Jason Post
Name: Jason Post
Title: Operations Director

ABERDEEN LOAN FUNDING LTD
By: Highland Capital Management, L.P.,
As Collateral Manager
By: Strand Advisors, Inc.,
As General Partner

by
/s/ Jason Post
Name: Jason Post
Title: Operations Director

LONGHORN CREDIT FUNDING, LLC
By: Highland Capital Management, L.P.,
As Collateral Manager
By: Strand Advisors, Inc.
Its General Partner

by
/s/ Jason Post
Name: Jason Post
Title: Operations Director

GREENBRIAR CLO, LTD.
By: Highland Capital Management, L.P.,
As Collateral Manager
By: Strand Advisors, Inc.
Its General Partner

by
/s/ Jason Post
Name: Jason Post
Title: Operations Director

REPUBLIC LOAN FUNDING, LTD.
By: Highland Capital Management, L.P.
As Collateral Manager
By: Strand Advisors, Inc.,
Its General Partner

by
/s/ Jason Post
Name: Jason Post
Title: Operations Director

WAVELAND – INGOTS, LTD.
By: Pacific Investment Management Company LLC, as its Investment Advisor

by
/s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong
Title: Executive Vice President

SOUTHPORT CLO, LIMITED
By: Pacific Investment Management Company LLC, as its Investment Advisor

by
/s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong
Title: Executive Vice President

PORTOLA CLO, LTD.
By: Pacific Investment Management Company LLC, as its Investment Advisor

by
/s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong
Title: Executive Vice President

FAIRWAY LOAN FUNDING COMPANY
By: Pacific Investment Management Company LLC, as its Investment Advisor

by
/s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong
Title: Executive Vice President

MAYPORT CLO, LTD.
By: Pacific Investment Management Company LLC, as its Investment Advisor

by
/s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong
Title: Executive Vice President

PIONEER DIVERSIFIED HIGH INCOME TRUST
By: Pioneer Investment Management, Inc.

by
/s/ Margaret C. Begley
Name: Margaret C. Begley
Title: Assistant Secretary and Associate General Counsel

PIONEER FLOATING RATE FUND
By: Pioneer Investment Management, Inc.,
its Advisor

by
/s/ Margaret C. Begley
Name: Margaret C. Begley
Title: Assistant Secretary and Associate General Counsel

MONTPELIER INVESTMENTS HOLDINGS LTD.
By: Pioneer Institutional Asset Management, Inc.,
its Advisor

by
/s/ Margaret C. Begley
Name: Margaret C. Begley
Title: Assistant Secretary and Associate General Counsel

PROSPERO CLO I, B.V.

by
/s/ Ronald M. Grobeck
Name: Ronald M. Grobeck
Title: Managing Director

VERITAS CLO II, LTD

by
/s/ Ronald M. Grobeck
Name: Ronald M. Grobeck
Title: Managing Director

WESTWOOD CDO I, LTD

by
/s/ Josephine Shin
Name: Josephine Shin
Title: Senior VP

PACIFICA CDO VI, LTD

by
/s/ Josephine Shin
Name: Josephine Shin
Title: Senior VP

PACIFICA CDO IV, LTD

by
/s/ Josephine Shin
Name: Josephine Shin
Title: Senior VP

PACIFICA CDO II, LTD

by
/s/ Josephine Shin
Name: Josephine Shin
Title: Senior VP

PUTNAM VARIABLE TRUST – PVT HIGH YIELD FUND

by
/s/ Beth Mazor
Name: Beth Mazor
Title: VP

PUTNAM HIGH YIELD TRUST

by
/s/ Beth Mazor
Name: Beth Mazor
Title: VP

PUTNAM FLOATING RATE INCOME FUND

by
/s/ Beth Mazor
Name: Beth Mazor
Title: VP

PUTNAM HIGH YIELD ADVANTAGE FUND

by
/s/ Beth Mazor
Name: Beth Mazor
Title: VP

BOSTON HARBOR CLO 2004-1 LTD.

by
/s/ Beth Mazor
Name: Beth Mazor
Title: VP

INTERPOLIS PENSIOENEN GLOBAL HIGH YIELD POOL

By: THE PUTNAM ADVISORY COMPANY, LLC, on behalf of INTERPOLIS PENSIOENEN GLOBAL HIGH YIELD POOL by
/s/ Angela Patel
Name: Angela Patel
Title: Vice President

IG PUTNAM HIGH YIELD INCOME FUND
By: THE PUTNAM ADVISORY COMPANY, LLC, on behalf of IG PUTNAM HIGH YIELD INCOME FUND by
/s/ Suzanne Deshaies
Name: Suzanne Deshaies
Title: VP

RIVERSOURCE BOND SERIES, INC. -
RIVERSOURCE FLOATING RATE FUND

by
/s/ Traci D. Garcia
Name: Traci D. Garcia
Title: Assistant Vice President

RIVERSOURCE INSTITUTIONAL LEVERAGED LOAN FUND II, L.P.
By: RiverSource Investments, LLC
As Investment Manager

by
/s/ Donna D. Emmett
Name: Donna D. Emmett
Title: Assistant Secretary

CENT CDO 12 LIMITED
By: RiverSource Investments,
LLC as Collateral Manager

by
/s/ Donna D. Emmett
Name: Donna D. Emmett
Title: Lead Business Analyst

SEQUILS-CENTURION V, LTD.
By RiverSource Investments, LLC
as Collateral Manager

by
/s/ Donna D. Emmett
Name: Donna D. Emmett
Title: Assistant Vice President

FEDERATED CITY EMPLOYEES’ RETIREMENT SYSTEM
by: Seix Investment Advisors LLC, as Advisor

SAN JOSE POLICE AND FIRE DEPARTMENT RETIREMENT PLAN

by:  Seix Investment Advisors LLC, as Advisor

by
/s/ George Goudelias
Name: George Goudelias
Title: Managing Director

STICHTING DEPOSITARY APG FIXED INCOME CREDITS POOL, as Lender
By: APG Asset Management US Inc.

by
/s/ Michael J. Leiva
Name: Michael J. Leiva
Title: Portfolio Manager

STONE HARBOR LEVERAGED LOAN PORTFOLIO

by
/s/ Beth Semmel
Name: Beth Semmel
Title: Portfolio Manager

SAN JOAQUIN COUNTY EMPLOYEES’ RETIREMENT ASSOCIATION

by
/s/ Beth Semmel
Name: Beth Semmel
Title: Portfolio Manager

STYX PARTNERS, L.P.
By: Styx Associates LLC, its General Partner

by
/s/ Kevin Genda
Name: Kevin Genda
Title: Senior Managing Director

SYMPHONY CLO I,
By: Symphony Asset Management, LLC

by
/s/ James Kim
Name: James Kim
Title: Portfolio Manager

SYMPHONY CLO VI,
By: Symphony Asset Management, LLC

by
/s/ James Kim
Name: James Kim
Title: Portfolio Manager

SYMPHONY CREDIT OPPORTUNITIES FUND,
By: Symphony Asset Management, LLC

by
/s/ James Kim
Name: James Kim
Title: Portfolio Manager

NUVEEN FLOATING RATE INCOME FUND,
By: Symphony Asset Management, LLC

by
/s/ James Kim
Name: James Kim
Title: Portfolio Manager

This consent is made severally and not jointly by the following Lenders, acting in each case through the undersigned investment advisor or investment sub-advisor:

T. ROWE PRICE INSTITUTIONAL FLOATING RATE FUND

JOHN HANCOCK TRUST – SPECTRUM INCOME TRUST

JOHN HANCOCK FUNDS II – SPECTRUM INCOME FUND

LOCKHEED MARTIN CORPORATION MASTER RETIREMENT TRUST

By:  T. Rowe Price Associates, Inc. as investment advisor or investment sub-advisor, as applicable:

by
/s/ Jonathan D. Siegel
Name: Jonathan D. Siegel
Title: Vice President

CELERITY CLO LTD.
By: TCW Asset Management Company, as Agent

by
/s/ Meric Topbas
Name: Meric Topbas
Title: Vice President

by
/s/ G. Wayne Hosang
Name: G. Wayne Hosang
Title: Senior Vice President

FARAKER INVESTMENT PTE LTD.
By: TCW Asset Management Company, as Manager

by
/s/ Meric Topbas
Name: Meric Topbas
Title: Vice President

by
/s/ G. Wayne Hosang
Name: G. Wayne Hosang
Title: Senior Vice President

FIRST 2004-I CLO, LTD.
By: TCW Asset Management Company, as its Collateral Manager

by
/s/ Meric Topbas
Name: Meric Topbas
Title: Vice President

by
/s/ G. Wayne Hosang
Name: G. Wayne Hosang
Title: Senior Vice President

FIRST 2004-II CLO, LTD.
By: TCW Asset Management Company, its Collateral Manager

by
/s/ Meric Topbas
Name: Meric Topbas
Title: Vice President

by
/s/ G. Wayne Hosang
Name: G. Wayne Hosang
Title: Senior Vice President

ILLINOIS STATE BOARD OF INVESTMENT
By: TCW Asset Management Company, as its Investor Advisor

by
/s/ Meric Topbas
Name: Meric Topbas
Title: Vice President

by
/s/ G. Wayne Hosang
Name: G. Wayne Hosang
Title: Senior Vice President

MAC CAPITAL, LTD.
By: TCW Asset Management Company, as its Portfolio Manager

by
/s/ Meric Topbas
Name: Meric Topbas
Title: Vice President

by
/s/ G. Wayne Hosang
Name: G. Wayne Hosang
Title: Senior Vice President

MOMENTUM CAPITAL FUND, LTD.
By: TCW Asset Management Company, as its Portfolio Manager

by
/s/ Meric Topbas
Name: Meric Topbas
Title: Vice President

by
/s/ G. Wayne Hosang
Name: G. Wayne Hosang
Title: Senior Vice President

PARK AVENUE LOAN TRUST
By: TCW Asset Management Company, as Agent

by
/s/ Meric Topbas
Name: Meric Topbas
Title: Vice President

by
/s/ G. Wayne Hosang
Name: G. Wayne Hosang
Title: Senior Vice President

RGA REINSURANCE COMPANY
By: TCW Asset Management Company, as its Investment Advisor

by
/s/ Meric Topbas
Name: Meric Topbas
Title: Vice President

by
/s/ G. Wayne Hosang
Name: G. Wayne Hosang
Title: Senior Vice President

SMITHSONIAN INSTITUTION
By: TCW Asset Management Company as Manager

by
/s/ Meric Topbas
Name: Meric Topbas
Title: Vice President

by
/s/ G. Wayne Hosang
Name: G. Wayne Hosang
Title: Senior Vice President

TCW CREDIT OPPORTUNITIES FUND I B, L.P.
By: TCW Asset Management Company as Manager

by
/s/ Meric Topbas
Name: Meric Topbas
Title: Vice President

by
/s/ G. Wayne Hosang
Name: G. Wayne Hosang
Title: Senior Vice President

TCW CREDIT OPPORTUNITIES FUND, L.P.
By: TCW Asset Management Company as Manager

by
/s/ Meric Topbas
Name: Meric Topbas
Title: Vice President

by
/s/ G. Wayne Hosang
Name: G. Wayne Hosang
Title: Senior Vice President

TCW SENIOR SECURED FLOATING RATE LOAN FUND, L.P.
By: TCW Asset Management Company as its Investment

by
/s/ Meric Topbas
Name: Meric Topbas
Title: Vice President

by
/s/ G. Wayne Hosang
Name: G. Wayne Hosang
Title: Senior Vice President

TCW SENIOR SECURED LOAN FUND, LP
By: TCW Asset Management Company as its Investment Advisor

by
/s/ Meric Topbas
Name: Meric Topbas
Title: Vice President

by
/s/ G. Wayne Hosang
Name: G. Wayne Hosang
Title: Senior Vice President

VELOCITY CLO LTD.
By: TCW Asset Management Company, as Collateral Manager

by
/s/ Meric Topbas
Name: Meric Topbas
Title: Vice President

by
/s/ G. Wayne Hosang
Name: G. Wayne Hosang
Title: Senior Vice President

VITESSE CLO LTD.
By: TCW Asset Management Company as its Portfolio Manager

by
/s/ Meric Topbas
Name: Meric Topbas
Title: Vice President

by
/s/ G. Wayne Hosang
Name: G. Wayne Hosang
Title: Senior Vice President

WEST BEND MUTUAL INSURANCE COMPANY
By: TCW Asset Management Company, as its Investment Advisor

by
/s/ Meric Topbas
Name: Meric Topbas
Title: Vice President

by
/s/ G. Wayne Hosang
Name: G. Wayne Hosang
Title: Senior Vice President

TCW SELECT LOAN FUND, LTD,
By: TCW Asset Management Company, as its Collateral Manager

by
/s/ Meric Topbas
Name: Meric Topbas
Title: Vice President

by
/s/ G. Wayne Hosang
Name: G. Wayne Hosang
Title: Senior Vice President

LOAN FUNDING I LLC, a wholly owned subsidiary of Citibank, N.A.

By:  TCW Asset Management Company, as portfolio manager of Loan Funding I LLC by
/s/ Meric Topbas
Name: Meric Topbas
Title: Vice President

by
/s/ G. Wayne Hosang
Name: G. Wayne Hosang
Title: Senior Vice President

TELOS CLO 2006-1, LTD
By: Tricadia Loan Management LLC

by
/s/ John J. McCormick III
Name: John J. McCormick III
Title: Managing Director

TELOS CLO 2007-2, LTD
By: Tricadia Loan Management, LLC

by
/s/ John J. McCormick III
Name: John J. McCormick III
Title: Managing Director

VAN KAMPEN SENIOR LOAN FUND
By: Van Kampen Asset Management

by
/s/ Philip Yarrow
Name: Philip Yarrow
Title: Executive Director

VAN KAMPEN SENIOR INCOME TRUST
By: Van Kampen Asset Management

by
/s/ Philip Yarrow
Name: Philip Yarrow
Title: Executive Director

MORGAN STANLEY PRIME INCOME TRUST

by
/s/ Scott Fries
Name: Scott Fries
Title: Vice President

ZODIAC FUND – MORGAN STANLEY US SENIOR LOAN FUND
By: Morgan Stanley Investment Management Inc. as Investment Manager

by
/s/ Scott Fries
Name: Scott Fries
Title: Vice President

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

by
/s/ Kyle Jennings
Name: Kyle Jennings
Title: Managing Director

VIRTUS SENIOR FLOATING RATE FUND

by
/s/ Kyle Jennings
Name: Kyle Jennings
Title: Managing Director

PHOENIX EDGE SERIES FUND: PHOENIX MULTI-SECTOR SHORT TERM BOND SERIES

by
/s/ Kyle Jennings
Name: Kyle Jennings
Title: Managing Director

WACHOVIA BANK, N.A.

by
/s/ Kent Davis
Name: Kent Davis
Title: Managing Director

WIND RIVER CLO I LTD.
By: McDonnell Investment Management, LLC, as Manager

by
/s/ Kathleen A. Zarn
Name: Kathleen A. Zarn
Title: Vice President

WIND RIVER CLO II – TATE INVESTORS, LTD.

By:  McDonnell Investment Management, LLC, as Manager

by
/s/ Kathleen A. Zarn
Name: Kathleen A. Zarn
Title: Vice President

GANNETT PEAK CLO I, LTD.
By: McDonnell Investment Management, LLC, as Investment Manager

by
/s/ Kathleen A. Zarn
Name: Kathleen A. Zarn
Title: Vice President

ILLINOIS STATE BOARD OF INVESTMENT
By: McDonnell Investment Management, LLC, as Manager

by
/s/ Kathleen A. Zarn
Name: Kathleen A. Zarn
Title: Vice President

Aggregate Amount
Tranche 2 Term Loans	$300,000,000.00

The aggregate principal amount of Term Loans of all the Lenders that shall convert into Tranche 2 Term Loans pursuant to Amendment No. 2 dated as of October 23, 2009, to which this Schedule 2.01A is attached is set forth above.

With respect to each Lender, the aggregate principal amount of the Term Loans of such Lender that shall convert into Tranche 2 Term Loans of such Lender pursuant to such Amendment No. 2 is set forth in the Term Extension Election Form previously delivered by such Lender to the Administrative Agent (or its counsel), copies of which are on file with the Administrative Agent, subject to the pro rata adjustment described in the next paragraph.  It is understood and agreed that, with respect to each Lender, the aggregate principal amount of the Term Loans of such Lender that is set forth in the Term Extension Election Form previously delivered by such Lender to the Administrative Agent (or its counsel) shall constitute, for all purposes of such Amendment No. 2 and subject to the pro rata adjustment described in the next paragraph, the amount set forth on this Schedule 2.01A opposite the name of such Lender.

For purposes of the foregoing, the aggregate principal amount of the Term Loans of any Lender set forth in the Term Extension Election Form previously delivered by such Lender to the Administrative Agent (or its counsel) shall be deemed to be the product of (a) the amount as so set forth and (b) a fraction of which the numerator is $300,000,000 and the denominator is the aggregate principal amount of the Term Loans of all the Lenders set forth in the Term Extension Election Forms delivered by the Lenders to the Administrative Agent (or its counsel).  The records of the Administrative Agent with respect to the matters set forth on this Schedule 2.01A shall be conclusive and binding on the Lenders, absent manifest error.

Restated Credit Agreement

EXHIBIT A

AMENDED AND RESTATED CREDIT AGREEMENT
dated as of
March 10, 2006,
as amended and restated as of October 23, 2009,
among
HEALTHSOUTH CORPORATION,
The Lenders Party Hereto,
JPMORGAN CHASE BANK, N.A.,
as Administrative Agent
and Collateral Agent,
CITICORP NORTH AMERICA, INC.
and
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,
as Co-Syndication Agents,
and
DEUTSCHE BANK SECURITIES INC.,
GOLDMAN SACHS CREDIT PARTNERS L.P.,
and
WACHOVIA BANK, NATIONAL ASSOCIATION,
as Co-Documentation Agents
___________________________

J.P. MORGAN SECURITIES INC.             CITIGROUP GLOBAL MARKETS INC.
MERRILL LYNCH & CO.,
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
as Co-Lead Arrangers and Joint Bookrunners

TABLE OF CONTENTS

Page

ARTICLE I

Definitions

ARTICLE II

The Credits

ARTICLE III

Representations and Warranties

ARTICLE IV

Conditions

SECTION 4.01. Effective Date	98
SECTION 4.02. Each Credit Event	98
ARTICLE V

Affirmative Covenants

ARTICLE VI

Negative Covenants

ARTICLE VII

Events of Default

Events of Default	121
ARTICLE VIII

The Agents

ARTICLE IX

Miscellaneous

SCHEDULES:

Schedule 1.01A -- Existing Indebtedness

Schedule 1.01B -- Existing Note Indentures

Schedule 1.01C – Specified Properties

Schedule 2.01 -- Commitments and Synthetic LC Deposits

Schedule 2.05 -- Existing Letters of Credit

Schedule 3.04 -- Subsidiaries

Schedule 3.05 -- Ownership Interests

Schedule 3.06 -- Financial Condition

Schedule 3.09 -- Other Agreements

Schedule 3.10 -- Litigation

Schedule 3.13 -- Intellectual Property

Schedule 3.18 -- Environmental Matters

Schedule 3.19 -- Employment Matters

Schedule 3.21 -- Compliance with Laws

Schedule 5.14 -- Specified Deposit Accounts

Schedule 6.02 -- Investments

Schedule 6.06 -- Liens

Schedule 6.07 -- Restrictive Agreements

EXHIBITS:

Exhibit A --	Form of Assignment and Assumption

Exhibit B --	Form of Perfection Certificate

Exhibit C --	[Reserved]

Exhibit D --	Form of Monthly Financial Package

EXHIBIT A

AMENDED AND RESTATED CREDIT AGREEMENT dated as of March 10, 2006, as amended and restated as of October 23, 2009 (this “Agreement”), among HEALTHSOUTH CORPORATION; the LENDERS party hereto; JPMORGAN CHASE BANK, N.A., as Administrative Agent and Collateral Agent; CITICORP NORTH AMERICA, INC. and MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, as Co-Syndication Agents; and DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS CREDIT PARTNERS L.P. and WACHOVIA BANK, NATIONAL ASSOCIATION, as Co-Documentation Agents.

On the Original Effective Date (such term and each other capitalized term used and not otherwise defined herein having the meaning assigned to it in Article I), (a) the Original Term Lenders extended to the Borrower credit in the form of Original Term Loans in an aggregate principal amount of $2,050,000,000 and (b) the Original Revolving Lenders and the Original Synthetic LC Lenders agreed to extend to the Borrower credit in the form of Original Revolving Loans, Swingline Loans and Letters of Credit in an aggregate principal or stated amount at any time outstanding not in excess of $500,000,000.  The proceeds of the Original Term Loans and the Original Revolving Loans made on the Original Effective Date were used, together with the proceeds of the Interim Loans and the Preferred Stock Offering, (i) to repurchase Existing Notes to the extent tendered pursuant to the Note Tender Offer or other transaction or series of transactions, (ii) to repay all outstanding loans and other amounts due under the Existing Senior Secured Credit Agreement, the Existing Senior Subordinated Credit Agreement and the Existing Term Loan Agreement and (iii) to pay fees and expenses related to the foregoing.

The proceeds of the Loans made after the Original Effective Date have been or will be used for general corporate purposes of the Borrower and the Subsidiaries, including the repayment or repurchase, at or prior to maturity, of Existing Notes not acquired pursuant to the Note Tender Offer; provided that proceeds of Revolving Loans have not been, and will not be, used to repay Term Loans.  Letters of Credit have been and will be used in the ordinary course of business of the Borrower and the Subsidiaries to secure workers’ compensation and other insurance coverages and for general corporate purposes of the Borrower and the Subsidiaries.

On the Restatement Effective Date, (a) certain Original Term Loans have been converted to Tranche 2 Term Loans pursuant to the Restatement Agreement, and all other Original Term Loans have been redesignated as Tranche 1 Term Loans, (b) the Original Revolving Commitments and the Original Revolving Loans have been redesignated as Tranche 1 Revolving Commitments and Tranche 1 Revolving Loans, (c) the Original Synthetic LC Commitments and the Original Synthetic Deposits have been redesignated as Tranche 1 Synthetic LC Commitments and Tranche 1 Synthetic Deposits and (d) the Original Credit Agreement has been amended and restated in the form of this Agreement.

Accordingly, the parties hereto agree as follows:

ARTICLE I

Definitions

SECTION 1.01. Defined Terms.  As used in this Agreement, the following terms have the meanings specified below:

“ABR”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate.

“Acceptable Appraiser” means an investment banking firm or other valuation consultant mutually acceptable to the Borrower and the Administrative Agent and not an Affiliate of the Borrower or the Administrative Agent; provided, however, in the event the Borrower and the Administrative Agent are unable to agree on an Acceptable Appraiser, then each of the Borrower and the Administrative Agent shall select their own investment banking firm or valuation consultant, and such investment banking firms or other valuation consultants shall select an Acceptable Appraiser; provided further that in the event either the Borrower or the Administrative Agent do not make such selection at least 15 days prior to the date the applicable financial statements are due pursuant to Section 5.01(a), 5.01(b)(ii) or 5.01(b)(iii), the selection by the other Person shall be the Acceptable Appraiser.

“Acquired Indebtedness” means (i) with respect to any Person that becomes a Subsidiary after the Original Effective Date, Indebtedness of such Person and its subsidiaries existing at the time such Person becomes a Subsidiary and (ii) with respect to the Borrower or any Subsidiary, any Indebtedness assumed by the Borrower or any Subsidiary in connection with the acquisition of an asset from another Person, in each case to the extent such Indebtedness was not created in contemplation of such Person becoming a Subsidiary or such acquisition.

“Additional Commitment Amendment” has the meaning assigned to such term in Section 2.20(c).

“Additional Tranche Amendment” has the meaning assigned to such term in Section 2.20(b).

“Additional Tranche Loan” means an Additional Tranche Revolving Loan or an Additional Tranche Term Loan.

“Additional Tranche Maturity Date” means an Additional Tranche Revolving Credit Maturity Date, an Additional Tranche Synthetic LC Maturity Date or an Additional Tranche Term Maturity Date.

“Additional Tranche Revolving Availability Period” means, with respect to the Additional Tranche Revolving Commitments of any Class, the period from the establishment of such Additional Tranche Revolving Commitments to but excluding the earlier of the Additional Tranche Revolving Credit Maturity Date applicable to such Additional Tranche Revolving Commitments and the date of termination of such Additional Tranche Revolving Commitments.

“Additional Tranche Revolving Commitment” of any Class means a revolving commitment made, or resulting from the conversion of an existing Revolving Commitment, pursuant to Section 2.20 and designated as an “Additional Tranche Revolving Commitment” of such Class pursuant to the applicable Additional Tranche Amendment.

“Additional Tranche Revolving Credit Maturity Date” means, with respect to Additional Tranche Revolving Commitments of any Class, the date specified as the scheduled final termination date of the Additional Tranche Revolving Commitments of such Class in the applicable Additional Tranche Amendment.

“Additional Tranche Revolving Exposure” means, with respect to any Lender with an Additional Tranche Revolving Commitment of any Class at any time, the sum of the outstanding principal amount of such Lender’s Revolving Loans of such Class and the portions of such Lender’s Revolving LC Exposure and Swingline Exposure attributable to such Additional Tranche Revolving Commitment at such time.

“Additional Tranche Revolving Loan” means a revolving loan made pursuant to an Additional Tranche Revolving Commitment or resulting from the conversion of an existing Revolving Loan pursuant to Section 2.20.

“Additional Tranche Synthetic Deposit” means, with respect to each Lender, the initial amount, if any, on deposit in any Additional Tranche Synthetic Deposit Account to the credit of such Lender’s Sub-Account, as such amount may be (a) reduced from time to time pursuant to Section 2.05 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04.

“Additional Tranche Synthetic Deposit Account” has the meaning assigned to such term in Section 2.05(n).

“Additional Tranche Synthetic LC Availability Period” means, with respect to the Additional Tranche Synthetic LC Commitments of any Class, the period from the establishment of such Additional Tranche LC Synthetic Commitments to but excluding the earlier of the Additional Tranche Synthetic LC Maturity Date applicable to such Additional Tranche Synthetic LC Commitments and the date of termination of such Additional Tranche Synthetic LC Commitments.

“Additional Tranche Synthetic LC Commitment” of any Class means a synthetic LC commitment resulting from the conversion of an existing Synthetic LC Commitment pursuant to Section 2.20 and designated as an “Additional Synthetic LC Commitment” of such Class pursuant to the applicable Additional Tranche Amendment.

“Additional Tranche Synthetic LC Exposure” means, with respect to any Lender at any time, the portion of its Synthetic LC Exposure attributable to its Additional Tranche Synthetic LC Commitment of any Class at such time.

“Additional Tranche Synthetic LC Lender” means a Lender having an Additional Tranche Synthetic Deposit or any Additional Tranche Synthetic LC Exposure.

“Additional Tranche Synthetic LC Maturity Date” means, with respect to Additional Tranche Synthetic LC Commitments of any Class, the date specified as the scheduled final termination date of the Additional Tranche Synthetic LC Commitments of such Class in the applicable Additional Tranche Amendment.

“Additional Tranche Term Lender” means a Lender with an outstanding Additional Tranche Term Loan.

“Additional Tranche Term Loan” means a term loan of a new Class made, or resulting from the conversion of an existing Term Loan, pursuant to Section 2.20.

“Additional Tranche Term Maturity Date” means, with respect to Additional Tranche Term Loans of any Class, the date specified as the scheduled final maturity date of the Additional Tranche Term Loans of such Class in the applicable Additional Tranche Amendment.

“Adjusted Consolidated EBITDA” of any Person means Consolidated Net Income of such Person plus the sum for such Person of (a) Consolidated Income Tax Expense, (b) Consolidated Depreciation Expense, (c) Consolidated Amortization Expense, (d) Consolidated Interest Expense, (e) all other unusual non-cash items or non-recurring non-cash items reducing Consolidated Net Income of such Person and its subsidiaries, determined on a consolidated basis in accordance with GAAP; provided that cash expenditures, to the extent made in respect of items to which the charges referred to in this clause (e) relate, in an aggregate amount in excess of $10,000,000 for any period of four consecutive fiscal quarters shall be deducted in determining Adjusted Consolidated EBITDA for the period during which such expenditures are made, (f) any restructuring charges in respect of legal fees associated with the government, class-action and shareholder derivative litigation disclosed on Schedule 3.10, (g) fees, costs and expenses related to the Original Transactions and the Senior Notes Offering, (h) any losses from discontinued operations and closed locations, (i) costs and expenses related to the settlement of the Shareholder Litigation, (j) any fees and expenses incurred in connection with the Specified Divestitures, Amendment No. 1 and Amendment No. 2 to this Agreement, including charges in respect of professional fees for preparation of audited carve-out financial statements for the business units of the Borrower to be divested as part of the Specified Divestitures, and (k) charges in respect of professional fees for reconstruction and restatement of financial statements (including matters related to internal controls and documentation) that relate to the Fiscal Years ended December 31, 2000, 2001, 2002, 2003, 2004 and 2005 and the fiscal quarters occurring during such Fiscal Years, in each case determined on a consolidated basis in accordance with GAAP, and less all unusual non-cash items or non-recurring non-cash items to the extent increasing Consolidated Net Income of such Person and its subsidiaries, determined on a consolidated basis in accordance with GAAP, in each case, for such Person’s prior four full fiscal quarters for which financial results have been reported immediately prior to the determination date.

“Adjusted LIBO Rate” means, with respect to any Eurodollar Borrowing for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/100 of 1%) equal to (a) the LIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate.

“Administrative Agent” means JPMorgan Chase Bank, N.A., in its capacity as administrative agent for the Lenders hereunder.

“Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent.

“Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

“Affiliate Transaction” has the meaning assigned to such term in Section 6.13(a).

“Agent/Arranger Parties” has the meaning assigned to such term in Section 9.03(a).

“Agents” means the Administrative Agent and the Collateral Agent.

“Alternate Base Rate” means, for any day, a rate per annum equal to the greater of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus ½ of 1%.  Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective from and including the effective date of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

“Applicable Aggregate Revolving Percentage” means, with respect to any Lender at any time, the percentage of the total Revolving Commitments represented by such Lender’s Revolving Commitments at such time.  If (a) the Revolving Commitments of any Class have terminated (other than pursuant to Article VII) in accordance with the terms hereof, the Applicable Aggregate Revolving Percentage shall be determined without giving effect to the Revolving Commitments of such Class, and (b) the Revolving Commitments of all Classes have terminated (or the Revolving Commitments of any Class have terminated pursuant to Article VII), the Applicable Aggregate Revolving Percentage shall be determined based upon the Revolving Commitments (or the Revolving Commitments of such Class) most recently in effect, giving effect to any assignments.

“Applicable Aggregate Synthetic LC Percentage” means, with respect to any Lender at any time, the percentage of the total Synthetic LC Commitments represented by such Lender’s Synthetic LC Commitments at such time.  If (a) the Synthetic LC Commitments of any Class have terminated (other than pursuant to Article VII) in accordance with the terms hereof, the Applicable Aggregate Synthetic LC Percentage shall be determined without giving effect to the Synthetic LC Commitments of such Class, and (b) the Synthetic LC Commitments of all Classes have terminated (or the Synthetic LC Commitments of any Class have terminated pursuant to Article VII), the Applicable Aggregate Synthetic LC Percentage shall be determined based upon the Synthetic LC Commitments (or the Synthetic LC Commitments of such Class) most recently in effect, giving effect to any assignments.

“Applicable Pari Passu Prepayment Percentage” means, at any time, the fraction (expressed as a percentage) of which the numerator is the aggregate principal amount of the Term Loans outstanding at such time and the denominator is the aggregate principal amount of the Term Loans and Pari Passu Indebtedness outstanding at such time.

“Applicable Prepayment Amount” means, (a) with respect to the Net Proceeds realized in connection any Prepayment Event described in clause (g), (h), (i),  (j) or (k) of the definition of such term, 100% thereof and (b) with respect to the Net Proceeds realized in connection with any other Prepayment Event, an amount equal to the amount of such Net Proceeds minus the sum, for each series of Pari Passu Indebtedness, of the lesser of (i) the amount of such Net Proceeds multiplied by a fraction of which the numerator is the outstanding aggregate principal amount of such Pari Passu Indebtedness and the denominator is the sum of the aggregate principal amount of all Pari Passu Indebtedness and all Term Loans, in each case at the time of occurrence of such Prepayment Event, and (ii) the amount of such Net Proceeds required, or that may at the election of the holders of such Pari Passu Indebtedness be required, under the terms of the applicable Pari Passu Indebtedness Documents to be applied to prepay, repurchase or redeem such Pari Passu Indebtedness.

“Applicable Rate” means, for any day, (a) with respect to any Tranche 1 Term Loan, 2.25% per annum in the case of any Eurodollar Loan and 1.25% per annum in the case of any ABR Loan, (b) with respect to any Tranche 2 Term Loan, subject to Section 2.20(h), 3.75% per annum in the case of any Eurodollar Loan and 2.75% per annum in the case of any ABR Loan, (c) with respect to any Tranche 1 Revolving Loan and Tranche 1 Revolving Commitment, the applicable rate per annum set forth below under the caption “ABR Spread”, “Eurodollar Spread” or “Commitment Fee”, as the case may be, based upon the Borrower’s Leverage Ratio as of the most recent determination date, and (d) with respect to any Additional Tranche Term Loan, Additional Tranche Revolving Loan or Additional Tranche Revolving Commitment, the rate set forth in the applicable Additional Tranche Amendment:

Leverage Ratio:	ABR Spread	Eurodollar Spread	Commitment Fee
Category 1 >5.0 to 1	225	325	50
Category 2 <5.0 to 1 and >4.0 to 1	200	300	50
Category 3 <4.0 to 1 and >3.0 to 1	175	275	50
Category 4 <3.0 to 1	150	250	37.5
Except as set forth below, the Leverage Ratio used on any date to determine the Applicable Rate shall be that in effect at the end of the most recent fiscal quarter ended prior to such date for which financial statements have been delivered pursuant to Section 5.01; provided that (a) if any annual or quarterly financial statements required to have been delivered under Section 5.01 shall not have been delivered, the Applicable Rate with respect to Tranche 1 Revolving Loans and Tranche 1 Revolving Commitments shall, until such financial statements shall have been delivered, be determined by reference to Category 1 in the above table and (b) in the event of the incurrence of any Additional Tranche Term Loans, the Leverage Ratio used on any date on or after the date of such incurrence and prior to the date of delivery pursuant to Section 5.01 of the financial statements for the fiscal quarter during which such incurrence has occurred shall reflect the incurrence of such Additional Tranche Term Loans.  In the event that any financial statement or certificate delivered pursuant to Section 5.01 shall prove to have been inaccurate (regardless of whether the Commitments are in effect or any Loans or Letters of Credit are outstanding when such inaccuracy is discovered), and such inaccuracy shall have resulted in the payment of any interest or fees at rates lower than those that were in fact applicable for any period (based on the Borrower’s actual Leverage Ratio), then the Borrower shall promptly deliver to the Administrative Agent a corrected financial statement or certificate, as the case may be, and pay to the Administrative Agent, for distribution to the Lenders (or former Lenders) as their interests may appear, the accrued interest or fees that should have been paid but were not paid as a result of the inaccuracy of such financial statement or certificate (it being understood that nothing in this sentence shall limit the rights of the Administrative Agent or the Lenders under Section 2.13(c) or Article VII).

“Applicable Tranche Revolving Percentage” means, with respect to a Revolving Lender of any Class in respect of its Revolving Commitment of such Class, the percentage of the aggregate Revolving Commitments of such Class represented by such Revolving Lender’s Revolving Commitment of such Class.

“Applicable Tranche Synthetic LC Percentage” means, with respect to a Synthetic LC Lender of any Class, the percentage of the aggregate Synthetic LC Commitments of such Class represented by such Synthetic LC Lender’s Synthetic LC Commitment of such Class.  If the Synthetic LC Commitments of any Class have terminated, the Applicable Tranche Synthetic LC Percentage with respect to Synthetic LC Lenders of such Class shall be determined based upon the Synthetic LC Commitments of such Class most recently in effect, giving effect to any assignments.

“Approved Fund” has the meaning assigned to such term in Section 9.04(b).

“Asset Sale” with respect to any Person, means the sale, conveyance or other disposition (including, by merger or consolidation, and whether by operation of law or otherwise) of any of such Person’s assets (including the sale or other disposition of Equity Interests of any subsidiary of such Person, whether by such Person or by such subsidiary), whether owned on the Original Effective Date or subsequently acquired, in one transaction or a series of related transactions, in which such Person and/or its subsidiaries shall sell, lease, convey or otherwise dispose of: (i) all or substantially all of the Equity Interests of any of such Person’s subsidiaries; (ii) assets which constitute all or substantially all of any division or line of business of such Person or any of its subsidiaries; (iii) accounts receivable of such Person; or (iv) any other assets of or Equity Interests held by such Person or any of its subsidiaries other than inventory and supplies in the ordinary course of business; provided, however, that the following shall not constitute Asset Sales: (a) transactions between the Borrower and any of its Subsidiaries or among such Subsidiaries; (b) any Restricted Payment permitted by Section 6.09 or any Permitted Investment; (c) the creation of any Lien permitted by Section 6.06; (d) sales of damaged, worn-out, or obsolete equipment or assets that, in the Borrower’s reasonable judgment, are no longer either used or useful in the business of the Borrower or any Subsidiary; (e) any Birmingham Hospital Transaction; or (f) sales of other assets so long as the aggregate consideration received in any such sale or series of related sales does not exceed $1,000,000.

“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 9.04), and accepted by the Administrative Agent, in the form of Exhibit A or any other form approved by the Administrative Agent.

“Attributable Indebtedness” when used with respect to any Sale and Leaseback Transaction means, as at the time of determination, the present value (discounted at a rate equivalent to the interest rate implicit in the lease, compounded on a semiannual basis) of the total obligations of the lessee for rental payments, after excluding all amounts required to be paid on account of maintenance and repairs, insurance, taxes, utilities and other similar expenses payable by the lessee pursuant to the terms of the lease, during the remaining term of the lease included in any such Sale and Leaseback Transaction or until the earliest date on which the lessee may terminate such lease without penalty or upon payment of a penalty (in which case the rental payments shall include such penalty); provided, that the Attributable Indebtedness with respect to a Sale and Leaseback Transaction shall be no less than the fair market value of the property subject to such Sale and Leaseback Transaction; and provided further that, with respect to the Borrower or any Subsidiary, the Attributable Indebtedness incurred in connection with the Digital Hospital Transaction shall be limited to Indebtedness incurred on a recourse basis by the Borrower or a Subsidiary (other than a joint venture formed for the purpose of owning, running, operating or managing the Digital Hospital) or Indebtedness with respect to which the Borrower or any Subsidiary is otherwise liable on a recourse basis.

“Benchmark LIBO Rate” has the meaning assigned to such term in Section 2.05(q).

“Birmingham Hospital Transactions” means, collectively, the sale of the Downtown Birmingham Medical Center and, to the extent required in connection therewith, the acquisition of, and the buyout of leases with respect to, such property and Sale and Leaseback Transactions with Healthcare Realty Trust Incorporated and HR Acquisition of Alabama, Inc., in each case to the extent consummated within six months after the Original Effective Date.

“Board” means the Board of Governors of the Federal Reserve System of the United States of America.

“Board of Directors” means, with respect to any Person, the board of directors or similar governing body of such Person or any duly authorized committee thereof.

“Borrower” means HealthSouth Corporation, a Delaware corporation.

“Borrowing” means Loans of the same Class and Type made, converted or continued on the same date and, in the case of Eurodollar Loans, as to which a single Interest Period is in effect.

“Borrowing Request” means a request by the Borrower for a Borrowing in accordance with Section 2.03.

“Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed; provided that, when used in connection with a Eurodollar Loan, the term “Business Day” shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

“Capital Expenditures” means, for any period, without duplication, (a) the additions to property, plant and equipment and other capital expenditures of the Borrower and the Subsidiaries that are (or would be) set forth in a consolidated statement of cash flows of the Borrower for such period prepared in accordance with GAAP and (b) Capitalized Lease Obligations incurred by the Borrower and the Subsidiaries during such period.

“Capitalized Lease Obligations” of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

“Cash Collateralized Letter of Credit” has the meaning assigned to such term in Section 2.05(c).

“Change in Law” means (a) the adoption of any law, rule or regulation after the Original Effective Date, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the Original Effective Date or (c) compliance by any Lender or any Issuing Bank (or, for purposes of Section 2.15(b), by any lending office of such Lender or by such Lender’s or such Issuing Bank’s holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the Original Effective Date.

“Change of Control” means (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any person or group (within the meaning of the Exchange Act), of Equity Interests representing more than 35% of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of the Borrower; (b) if, during any period of up to 24 consecutive months, commencing on the Original Effective Date, individuals who at the beginning of such period (together with any new directors whose election or whose nomination for election by the stockholders was approved by a vote of 66- ⅔% of the directors then still in office who were either directors at the beginning of such period or whose election or nomination was previously so approved) were directors of the Borrower shall cease for any reason (other than the death, disability or retirement of an officer of the Borrower that is serving as a director at such time so long as another officer of the Borrower replaces such Person as a director) to constitute a majority of the Board of Directors of the Borrower; (c) the acquisition of direct or indirect Control of the Borrower by any Person or group; or (d) any other event that constitutes a “change of control” or similar event, however denominated, under the Senior Notes Indenture or any other agreement or instrument evidencing or governing any Material Indebtedness or any Preferred Stock of the Borrower issued in the Preferred Stock Offering.

“Class” refers (a) when used in reference to any Loan or Borrowing, to whether such Loan, or the Loans comprising such Borrowing, are Tranche 1 Term Loans, Tranche 2 Term Loans, Additional Tranche Term Loans of any “Class” (as designated in the applicable Additional Tranche Amendment), Tranche 1 Revolving Loans or Additional Tranche Revolving Loans of any “Class” (as designated in the applicable Additional Tranche Amendment), (b) when used in reference to any Commitment, to whether such Commitment is a Tranche 1 Revolving Commitment, an Additional Tranche Revolving Commitment of any “Class” (as designated in the applicable Additional Tranche Amendment), a Tranche 1 Synthetic LC Commitment or the Additional Tranche Synthetic LC Commitment of any “Class” (as designated in the applicable Additional Tranche Amendment), (c) when used in reference to any Letter of Credit, to whether such Letter of Credit is a Revolving Letter of Credit or a Syndicated Letter of Credit, (d) when used in reference to any Revolving Exposure, to whether such Revolving Exposure is a Tranche 1 Revolving Exposure or an Additional Tranche Revolving Exposure attributable to Additional Tranche Revolving Commitments of any Class described in clause (b) above, (e) when used in reference to any Synthetic Deposit, to whether such Synthetic Deposit is a Tranche 1 Synthetic Deposit or an Additional Tranche Synthetic Deposit of any “Class” (as designated in the applicable Additional Tranche Amendment) and (f) when used with respect to any Lender, whether such Lender has a Loan, a Commitment, a Revolving Exposure or a Synthetic Deposit of a particular Class described in clauses (a) through (e) above.

“Class A Excluded Equity Interest” has the meaning assigned to such term in the definition of “Excluded Equity Interest”.

“Class A Excluded Subsidiary” has the meaning assigned to such term in the definition of “Excluded Subsidiary”.

“Class B Excluded Equity Interest” has the meaning assigned to such term in the definition of “Excluded Equity Interest”.

“Class B Excluded Subsidiary” has the meaning assigned to such term in the definition of “Excluded Subsidiary”.

“Class C Excluded Subsidiary” has the meaning assigned to such term in the definition of “Excluded Subsidiary”.

“Class D Excluded Subsidiary” has the meaning assigned to such term in the definition of “Excluded Subsidiary”.

“CLO” has the meaning assigned to such term in Section 9.04(b).

“CMS” means the Centers for Medicare and Medicaid Services and any successor thereto.

“Co-Documentation Agent” means each of Deutsche Bank Securities Inc., Goldman Sachs Credit Partners L.P. and Wachovia Bank, National Association, in each case in its capacity as co-documentation agent hereunder.

“Co-Syndication Agent” means each of Citicorp North America, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, in each case in its capacity as co-syndication agent hereunder.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Collateral” means any and all “Collateral”, and terms of similar import, as defined in any applicable Security Document.

“Collateral Agent” shall mean JPMorgan Chase Bank, N.A., in its capacity as collateral agent hereunder and under the Security Documents.

“Collateral and Guarantee Agreement” means the Collateral and Guarantee Agreement dated as of March 10, 2006, among the Borrower, the Subsidiary Loan Parties and the Collateral Agent, as such agreement may be amended pursuant to Section 9.18 to extend the benefits thereof to the Pari Passu Indebtedness or as otherwise permitted in accordance with the terms thereof.

“Collateral and Guarantee Requirement” means, at any time, the requirement that:

(a) the Administrative Agent shall have received from the Borrower and each Subsidiary (other than the Excluded Subsidiaries) either (i) a counterpart of the Collateral and Guarantee Agreement duly executed and delivered on behalf of the Borrower or such Subsidiary or (ii) in the case of any Subsidiary that becomes a Loan Party after the Original Effective Date, a supplement to the Collateral and Guarantee Agreement, in the form specified therein, duly executed and delivered on behalf of such Subsidiary;

(b) all outstanding Equity Interests (other than Excluded Equity Interests) of each Subsidiary or other Person owned by or on behalf of any Loan Party shall have been pledged to the extent required by the Collateral and Guarantee Agreement as security for the Obligations, and the Administrative Agent shall have received certificates or other instruments representing all such Equity Interests, to the extent such Equity Interests are evidenced by physical certificates or other instruments, together with stock powers or other instruments of transfer with respect thereto endorsed in blank;

(c) all Indebtedness of the Borrower and each Subsidiary that is owing to any Loan Party (i) shall have been pledged under the Collateral and Guarantee Agreement as security for the Obligations and (ii) to the extent required by the Collateral and Guarantee Agreement, shall be evidenced by a promissory note in form and substance reasonably satisfactory to the Administrative Agent (except for any such Indebtedness under the Borrower’s cash management system) and the Collateral Agent shall have received all such promissory notes, together with undated instruments of transfer with respect thereto endorsed in blank in accordance with the Collateral and Guarantee Agreement;

(d) all documents and instruments, including Uniform Commercial Code financing statements, required by law or reasonably requested by the Collateral Agent to be filed, registered or recorded to create the Liens intended to be created by the Collateral and Guarantee Agreement and to perfect such Liens to the extent and with the priority required by the Collateral and Guarantee Agreement shall have been filed, registered or recorded or delivered to the Collateral Agent for filing, registration or recording;

(e) the Collateral Agent shall have received (i) counterparts of a Mortgage with respect to each Mortgaged Property, duly executed and delivered by the record owner of such Mortgaged Property, (ii) a policy or policies of title insurance issued by a nationally recognized title insurance company insuring the Lien of each such Mortgage as a valid first Lien on the Mortgaged Property described therein, free of any other Liens except as expressly permitted by Section 6.06, together with such endorsements, coinsurance and reinsurance as the Collateral Agent may reasonably request, and (iii) such existing surveys, abstracts, appraisals (to the extent required by law), legal opinions and other documents as the Collateral Agent may reasonably request with respect to any such Mortgage or Mortgaged Property; and

(f) each Loan Party shall have obtained all consents and approvals required to be obtained by it in connection with the execution and delivery of all Security Documents to which it is a party, the performance of its obligations thereunder and the granting by it of the Liens thereunder.

The foregoing definition shall (i) not require the creation or perfection of pledges of or security interests in, or the obtaining of title insurance or surveys with respect to, particular assets if and for so long as, in the reasonable judgment of the Collateral Agent, the cost of creating or perfecting such pledges or security interests in such assets or obtaining title insurance or surveys in respect of such assets shall be excessive in view of the benefits to be obtained by the Lenders therefrom and (ii) in connection with the creation of leasehold mortgages with respect to Mortgaged Property leases and ground leases, only require that the Loan Parties use commercially reasonable efforts to obtain all required consents and approvals.  The Collateral Agent may grant extensions of time for the perfection of security interests in or the obtaining of legal opinions or title insurance with respect to particular Subsidiary Loan Parties or assets (including extensions beyond the Original Effective Date for the perfection of security interests in the assets of the Loan Parties on such date) where it determines that perfection cannot be accomplished or legal opinions or title insurance delivered without undue effort or expense by the time or times required by this Agreement or the Security Documents.  Without limiting the foregoing, to the extent that, as a result of deficiencies in the corporate records of Loan Parties other than the Borrower, the Borrower is unable to make representations and warranties or to deliver officers’ certificates or legal opinions as to the power or authority of such Loan Parties to execute and deliver or to perform their obligations under the Security Documents, the Collateral Agent may suspend the effectiveness as to such Loan Parties of representations and warranties contained herein and in the Security Documents, and grant extensions of time for the delivery of such officers’ certificates and legal opinions, for such periods as it may deem appropriate to permit the correction of such deficiencies.

“Combined Credit Exposure” means, with respect to any Lender at any time, the sum of the outstanding principal amount of such Lender’s Tranche 1 Term Loans, Tranche 2 Term Loans, Additional Tranche Term Loans, Tranche 1 Revolving Exposure, Additional Tranche Revolving Exposure and Synthetic LC Exposure at such time.

“Commitments” means, with respect to each Lender, such Lender’s Tranche 1 Revolving Commitment, Additional Tranche Revolving Commitments, Tranche 1 Synthetic LC Commitment and Additional Tranche Synthetic LC Commitments.

“Common Equity” of any Person means all Equity Interests of such Person that are generally entitled to (i) vote in the election of directors of such Person or (ii) if such Person is not a corporation, vote or otherwise participate in the selection of the governing body, partners, managers or others that will control the management and policies of such Person.

“Consolidated Amortization Expense” of any Person for any period means the amortization expense of such Person and its subsidiaries for such period to the extent deducted in computing Consolidated Net Income of such Person for such period, determined on a consolidated basis in accordance with GAAP.

“Consolidated Current Liabilities” of any Person on any date means the consolidated current liabilities (other than the short-term portion of any long-term Indebtedness of such Person and its subsidiaries and any short-term Indebtedness of such Person and its subsidiaries) of such Person and its subsidiaries, as such amount would appear on a consolidated balance sheet of such Person and its subsidiaries prepared as of such date in accordance with GAAP.

“Consolidated Depreciation Expense” of any Person for any period means the depreciation expense of such Person and its subsidiaries for such period to the extent deducted in computing Consolidated Net Income of such Person for such period, determined on a consolidated basis in accordance with GAAP.

“Consolidated EBITDA” of any Person means, with respect to any determination date, Consolidated Net Income, plus (i) Consolidated Income Tax Expense, plus (ii) Consolidated Depreciation Expense, plus (iii) Consolidated Amortization Expense, plus (iv) Consolidated Interest Expense, plus (v) all other unusual non-cash items or non-recurring non-cash items reducing Consolidated Net Income of such Person and its subsidiaries, determined on a consolidated basis in accordance with GAAP; provided that cash expenditures, to the extent made in respect of items to which the charges referred to in this clause (v) relate, in an aggregate amount in excess of $10,000,000 for any period of four consecutive fiscal quarters shall be deducted in determining Consolidated EBITDA for the period during which such expenditures are made, and less all unusual non-cash items and non-recurring non-cash items increasing Consolidated Net Income of such Person and its subsidiaries, determined on a consolidated basis in accordance with GAAP, in each case, for such Person’s prior four full fiscal quarters for which financial results have been reported immediately prior to the determination date.

“Consolidated Income Tax Expense” of any Person for any period means the provision for taxes based on income and profits of such Person and its subsidiaries to the extent such provision for income taxes was deducted in computing Consolidated Net Income of such Person for such period, determined on a consolidated basis in accordance with GAAP.

“Consolidated Interest Expense” of any Person for any period means, without duplication, (i) the interest expense of such Person and its subsidiaries for such period, determined on a consolidated basis in accordance with GAAP, plus (ii) the dividend requirements of such Person and its subsidiaries with respect to Disqualified Stock and with respect to all other Preferred Stock of subsidiaries of such Person (in each case whether in cash or otherwise (except dividends payable to the Borrower or the Subsidiaries and except for dividends payable solely in Equity Interests (other than Disqualified Stock) of such Person or such subsidiary)) paid, accrued or accumulated during such period.

“Consolidated Net Assets” of any Person on any date means the excess of Consolidated Total Assets of such Person over Consolidated Current Liabilities of such Person.

“Consolidated Net Income” of any Person for any period means the net income (or loss) of such Person and its subsidiaries for such period determined on a consolidated basis in accordance with GAAP; provided that there shall be excluded from such net income (to the extent otherwise included therein), without duplication: (i) the net income of any subsidiary of the referent Person (other than a Wholly Owned Subsidiary) to the extent that the declaration or payment of dividends or similar distributions by such subsidiary of that income is not permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that subsidiary during such period; (ii) any gain (or loss), together with any related provisions for taxes on any such gain, realized during such period by the referent Person or any of its subsidiaries upon (a) the acquisition of any securities, or the extinguishment of any Indebtedness, of the referent Person or any of its subsidiaries or (b) any Asset Sale by the referent Person or any of its subsidiaries; (iii) any extraordinary gain or extraordinary loss, together with any related provision for taxes or tax benefit resulting from any such extraordinary gain or extraordinary loss, realized by the referent Person or any of its subsidiaries during such period and (iv) in the case of a successor to such Person by consolidation, merger or transfer of its assets, any earnings of the successor prior to such merger, consolidation or transfer of assets.

“Consolidated Tangible Assets” of any Person as of any date means the total assets of such Person and its subsidiaries (excluding any assets that would be classified as “intangible assets” under GAAP) on a consolidated basis at such date, as determined in accordance with GAAP, less all write-ups subsequent to the Original Effective Date in the book value of any asset owned by such Person or any of its subsidiaries.

“Consolidated Total Assets” of any Person as of any date means the consolidated total assets of such Person and its subsidiaries, as such amount would appear on a consolidated balance sheet of such Person and its subsidiaries prepared as of such date in accordance with GAAP.

“Consolidated Total Indebtedness” of any Person as of any date means the sum of all Indebtedness (including Capitalized Lease Obligations but excluding (a) Indebtedness under clause (iv) of the definition thereof, (b) contingent reimbursement obligations in respect of the undrawn amounts of letters of credit and (c) Excluded Indebtedness to the extent that such Excluded Indebtedness does not constitute debt under GAAP) of such Person and its subsidiaries on a consolidated basis; provided, however, that for purposes of calculating “Consolidated Total Indebtedness” of the Borrower, the amount of Indebtedness evidenced by any Settlement Note shall be determined on a present value basis by reference to a valuation of such Indebtedness obtained by an Acceptable Appraiser.

“Consolidated Total Revenue” of any Person as of any period means the consolidated total revenues of such Person and its subsidiaries for such period determined on a consolidated basis in accordance with GAAP.

“Contract Provider” means any Person who provides professional health care services under or pursuant to any contract, agreement or other consensual arrangement with the Borrower or any Subsidiary.

“Contribution Percentage” means, with respect to any Lender, the percentage of the aggregate Combined Credit Exposures and unused Commitments represented by such Lender’s Combined Credit Exposure and unused Commitments.  If there shall be no Combined Credit Exposures or unused Commitments, the Contribution Percentages of the Lenders shall be determined based upon the Combined Credit Exposures or unused Commitments of any Class most recently outstanding and in effect.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the day-to-day management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise.  “Controlling” and “Controlled” have meanings correlative thereto.

“Converting Lender” has the meaning assigned to such term in Section 2.20(a).

“Default” means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default; provided that prior to September 30, 2006, no Default shall be deemed to have occurred or be continuing as a result of any failure, or asserted failure, of the Guarantees by the Immaterial Subsidiaries under the Collateral and Guarantee Agreement to be valid and enforceable.

“Designated Syndicated Person” means (a) any Subsidiary set forth in Schedule 1.01D; provided that any such Subsidiary shall cease to be a Designated Syndicated Person if a Syndication with respect thereto does not occur within one year after the Original Effective Date, and (b) any Subsidiary organized after the Original Effective Date with respect to which the Administrative Agent shall have received a certificate of a Financial Officer to the effect that the Borrower intends to sell Equity Interests in such Subsidiary in a Syndication to occur within 180 days after such Subsidiary becomes operational; provided that any such Subsidiary shall cease to be a Designated Syndicated Person if such Syndication does not occur within 180 days after such Subsidiary becomes operational.

“Digital Hospital” means the 219-bed acute care hospital located on Highway 280 in Birmingham, Alabama, and certain adjacent land.

“Digital Hospital Transaction” means any sale or other related disposition of real property (and any improvements thereon) involving the Digital Hospital.

“Disqualified Stock” means any Equity Interest (other than the Preferred Stock issued and sold in the Preferred Stock Offering) that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof, in whole or in part, on or prior to the latest Term Maturity Date at the time such Equity Interest is issued.

“dollars” or “$” refers to lawful money of the United States of America.

“Domestic Subsidiary” means any Subsidiary organized under the laws of the United States or any State thereof or the District of Columbia.

“Eligible Investments” of any Person means Investments of such Person in:

(a)  direct obligations of, or obligations the payment of which is guaranteed by, the United States of America or an interest in any trust or fund that invests solely in such obligations or repurchase agreements, properly secured, with respect to such obligations;

(b)  direct obligations of agencies or instrumentalities of the United States of America having a rating of A or higher by S&P or A2 or higher by Moody’s;

(c)  a certificate of deposit issued by, or other interest-bearing deposits with, a bank having its principal place of business in the United States of America and having equity capital of not less than $250,000,000;

(d)  a certificate of deposit issued by, or other interest-bearing deposits with, any other bank organized under the laws of the United States of America or any state thereof, provided that such deposit is either (i) insured by the Federal Deposit Insurance Corporation or (ii) properly secured by such bank by pledging direct obligations of the United States of America having a market value of not less than the face amount of such deposits;

(e)  prime commercial paper maturing within 270 days of the acquisition thereof and, at the time of acquisition, having a rating of A-1 or higher by S&P or P-1 or higher by Moody’s; or

(f)  eligible banker’s acceptances, repurchase agreements and tax-exempt municipal bonds having a maturity of less than one year, in each case having a rating of, or that is the full recourse obligation of a person whose senior debt is rated, A or higher by S&P or A2 or higher by Moody’s.

“Employee Benefit Plan” means any “employee benefit plan”, as defined in Section 3(3) of ERISA (other than a Multiemployer Plan), in respect of which the Borrower, any Subsidiary or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA.

“Environmental Laws” means all laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, the management, Release or threatened Release of any Hazardous Material or to health and safety matters.

“Environmental Liability” means all liabilities, obligations, damages, losses, claims, actions, suits, judgments, orders, fines, penalties, fees, expenses and costs, (including administrative oversight costs, natural resource damages and remediation costs), whether contingent or otherwise, arising out of or relating to (a) compliance or non-compliance with any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the Release of any Hazardous Materials or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

“Equity Interests” of any Person means any and all shares, rights to purchase, warrants or options (whether or not currently exercisable), participation or other equivalents of or interest in (however designated) the equity (including common stock, Preferred Stock and partnership, joint venture and limited liability company interests) of such Person (excluding any debt securities that are convertible into, or exchangeable for, such equity).

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that, together with the Borrower or any Subsidiary, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

“ERISA Event” means (a) any “reportable event”, as defined in Section 4043 of ERISA or the regulations issued thereunder with respect to a Pension Plan (other than an event for which the 30-day notice period is waived); (b) the existence with respect to any Pension Plan of an “accumulated funding deficiency” (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Pension Plan; (d) the incurrence by the Borrower, a Subsidiary or any ERISA Affiliate of any liability under Title IV of ERISA with respect to the termination of any Plan; (e) the receipt by the Borrower, a Subsidiary or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Pension Plan or to appoint a trustee to administer any Pension Plan; (f) the incurrence by the Borrower, a Subsidiary or any ERISA Affiliate of any liability with respect to the withdrawal or partial withdrawal from any Pension Plan or Multiemployer Plan; or (g) the receipt by the Borrower, a Subsidiary or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from the Borrower, a Subsidiary or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.

“Eurodollar”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted LIBO Rate.

“Event of Default” has the meaning assigned to such term in Section 7.01.

“Excess Cash Flow” means, for any Fiscal Year, the sum (without duplication) of:

(g) Consolidated Net Income of the Borrower for such Fiscal Year, adjusted to exclude any gains or losses attributable to Prepayment Events; plus

(h) depreciation, amortization and other non-recurring non-cash charges or losses deducted in determining such Consolidated Net Income (provided that any cash payment made with respect to any non-recurring non-cash charge that shall have been added in computing Excess Cash Flow hereunder or under the Existing Senior Secured Credit Agreement during a prior Fiscal Year shall be subtracted in computing Excess Cash Flow for the Fiscal Year in which such cash payment is made); plus

(i) the amount, if any, by which Net Working Capital of the Borrower decreased during such Fiscal Year; minus

(j) the sum of (i) all non-recurring non-cash gains (other than those attributable to Prepayment Events) included in determining such Consolidated Net Income for such Fiscal Year plus (ii) the amount, if any, by which such Net Working Capital increased during such Fiscal Year; minus

(k) the sum of (i) Capital Expenditures for such Fiscal Year (except to the extent attributable to the incurrence of Capitalized Lease Obligations or otherwise financed by incurring long-term Indebtedness) plus (ii) cash consideration paid during such Fiscal Year to make acquisitions or other capital investments (except to the extent financed by incurring long-term Indebtedness); minus

(l) the aggregate principal amount of long-term Indebtedness repaid or prepaid by the Borrower and its consolidated Subsidiaries during such Fiscal Year in compliance with Section 6.09, excluding (i) Indebtedness in respect of Revolving Loans and Letters of Credit or other revolving extensions of credit (except to the extent that any repayment or prepayment of such Indebtedness is accompanied by a permanent reduction in related commitments), (ii) Loans prepaid pursuant to Section 2.11(c) or 2.11(d), (iii) repayments or prepayments of long-term Indebtedness financed by incurring other long-term Indebtedness, (iv) repayments or prepayment of Pari Passu Indebtedness as set forth in Section 6.09(b)(xv) and (v) repayments or prepayments of Existing Notes pursuant to the Note Tender Offer or otherwise; minus

(m) cash payments made during such Fiscal Year pursuant to the Borrower’s obligations under (i) its settlement agreements with the SEC, the U.S. Department of Justice and the CMS relating to Medicare billing practices and (ii) payments in respect of other judgments and settlements of litigation described in Schedule 3.10, in each case to the extent not deducted in arriving at Consolidated Net Income.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the SEC thereunder.

“Excluded Equity Interests” means (a) voting Equity Interests in excess of 65% of the total outstanding voting Equity Interests of any Foreign Subsidiary (such Equity Interests being collectively called “Class A Excluded Equity Interests”) and (b) Equity Interests in each Subsidiary that is not a Wholly Owned Subsidiary if the pledging of Equity Interests in such Subsidiary to secure the Obligations would be prohibited by, or would trigger a dissolution, disassociation, put, call or other similar adverse consequence, under the terms of any shareholder agreement, partnership agreement, limited liability company agreement or other similar agreement binding on such Subsidiary and in effect on the date hereof (such Equity Interests being collectively called “Class B Excluded Equity Interests”).

“Excluded Indebtedness” means the guarantee by the Borrower in favor of UBS AG, Stamford Branch with respect to UBS AG, Stamford Branch’s $22,891,449 loan to medcenterdirect.com, Inc.

“Excluded Subsidiaries” means:

(a) each Foreign Subsidiary as to which the Borrower shall have reasonably determined, in good faith, that the guaranteeing or securing by such Subsidiary of the Obligations (i) would violate applicable laws or regulations of the jurisdiction in which such Subsidiary is organized or (ii) could result in adverse tax consequences to the Borrower (each such Subsidiary being called a “Class A Excluded Subsidiary”);

(b) each Subsidiary that is not a Wholly Owned Subsidiary as to which the guaranteeing or securing by such Subsidiary of the Obligations would be (i) prohibited by, or would trigger a dissolution, disassociation, put, call or other similar adverse consequence, under the terms of any shareholder agreement, partnership agreement, limited liability company agreement or other similar agreement binding on such Subsidiary or (ii) prohibited by applicable laws with respect to duties owed by majority owners to minority or non-controlling owners (each such Subsidiary being called a “Class B Excluded Subsidiary”);

(c) each Subsidiary that (i) is a direct or indirect owner of Equity Interests in one or more Class B Excluded Subsidiaries, (ii) is a subsidiary of a Subsidiary that is a direct or indirect owner of Equity Interests in one or more Class B Excluded Subsidiaries and (iii) does not have any asset or liability or engage in any business or activity other than the direct or indirect ownership of Equity Interests in Class B Excluded Subsidiaries or other Class C Excluded Subsidiaries (each such Subsidiary being called a “Class C Excluded Subsidiary”);

(d) each Designated Syndicated Person; and

(e) other Subsidiaries designated by the Borrower from time to time in one or more notices delivered to the Administrative Agent to the extent and for so long as such Subsidiaries (i) do not account for more than $1,000,000 individually or more than 5% in the aggregate for all such Subsidiaries of the Consolidated EBITDA of the Borrower for the most recently ended period of four consecutive fiscal quarters for which financial statements shall have been delivered pursuant to Section 5.01(b)(ii) or 5.01(b)(iii), or, prior to the delivery of any such financial statements, for the period of four consecutive fiscal quarters ended December 31, 2004, and (ii) do not account for more than $1,000,000 individually or more than 5% in the aggregate for all such Subsidiaries of Consolidated Total Assets of the Borrower as of the last day of the most recent period for which financial statements have been delivered pursuant to Section 5.01(b)(ii) or 5.01(b)(iii), or, prior to the delivery of any such financial statements, as of December 31, 2004 (each such Subsidiary being called a “Class D Excluded Subsidiary”).

“Excluded Taxes” means, with respect to the Administrative Agent, any Lender or Issuing Bank or any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder, (a) income or franchise taxes imposed on (or measured by) its net income or net worth by the United States of America, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, (b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction, (c) in the case of a Foreign Lender (other than an assignee pursuant to a request by the Borrower under Section 2.19(b)), any withholding tax that is (i) imposed by the United States of America on amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party to this Agreement (or designates a new lending office), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from the Borrower with respect to such withholding tax pursuant to Section 2.17(a), or (ii) is attributable to such Foreign Lender’s failure to comply with Section 2.17(e) and (d) any Taxes imposed as a result of its gross negligence or wilful misconduct.

“Existing Indebtedness” means all of the Indebtedness of the Borrower and the Subsidiaries that is outstanding on the Original Effective Date, as set forth on Schedule 1.01A.

“Existing Letters of Credit” means the letters of credit outstanding under the Existing Senior Secured Credit Agreement on the Original Effective Date and set forth on Schedule 2.05.  Each Existing Letter of Credit constitutes a Revolving Letter of Credit or a Synthetic Letter of Credit as set forth on Schedule 2.05.

“Existing Note Indentures” means each of the indentures (including any related supplemental indentures, directors’ resolutions or officers’ certificates) in effect on the Original Effective Date and listed on Schedule 1.01B hereto.

“Existing Notes” means the Borrower’s 7.375% Senior Notes due 2006, 8.500% Senior Notes due 2008, 7.000% Senior Notes due 2008, 10.750% Senior Subordinated Notes due 2008, 8.375% Senior Notes due 2011 and 7.625% Senior Notes due 2012, issued and outstanding under the Existing Note Indentures.

“Existing Senior Secured Credit Agreement” means the Amended and Restated Credit Agreement dated as of March 21, 2005, among the Borrower, the lenders from time to time party thereto, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, Wachovia Bank, National Association, as syndication agent, and Deutsche Bank Trust Company Americas, as documentation agent.

“Existing Senior Subordinated Credit Agreement” means the Senior Subordinated Credit Agreement, dated as of January 16, 2004, among the Borrower, the lenders from time to time party thereto and Credit Suisse First Boston, as administrative agent, syndication agent and arranger.

“Existing Term Loan Agreement” means the Term Loan Agreement dated as of June 15, 2005, among the Borrower, the lenders from time to time party thereto, JPMorgan Chase Bank, N.A., as administrative agent, and Citicorp North America, Inc., as syndication agent.

“Facility” means an inpatient or outpatient rehabilitation facility, certified outpatient rehabilitation facility, skilled nursing facility, specialty medical center or facility, specialty orthopedic hospital or acute care hospital, subacute inpatient facility, transitional living center, medical office building, outpatient surgery center or outpatient diagnostic center, with all buildings and improvements associated therewith, that is owned or leased, in whole or in part, by the Borrower or a Subsidiary.

“Fair Market Value” of any asset or items means the fair market value of such asset or items as determined in good faith by the Board of Directors of the Borrower or a Subsidiary, as applicable, and evidenced by a resolution of such Board of Directors.

“Federal Funds Effective Rate” means, for any day, the weighted average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

“Financial Officer” means the chief financial officer, principal accounting officer, treasurer or controller of the Borrower.

“Fiscal Year” means the twelve month period ending on December 31.

“Foreign Lender” means any Lender that is organized under the laws of a jurisdiction other than that in which the Borrower is located.  For purposes of this definition, the United States of America, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

“Foreign Subsidiary” means (a) any Subsidiary that is not a Domestic Subsidiary, (b) a Domestic Subsidiary in existence on the Original Effective Date that (i) does not conduct any business or operations and (ii) has assets substantially all of which consist of direct or indirect ownership of the voting Equity Interests of Subsidiaries described in clause (a) of this definition, or (c) a Domestic Subsidiary that (i) does not conduct any business or operations and (ii) does not have any assets or liabilities other than (A) voting Equity Interests of Subsidiaries described in clause (a) of this definition and (B) bank accounts incidental to the ownership of voting Equity Interests of Subsidiaries described in clause (a).

“GAAP” means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession of the United States, as from time to time in effect.

“Governmental Authority” means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Guarantee” of or by any Person (the “guarantor”) means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; provided, that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business.

“Hazardous Materials” shall mean (a) petroleum products and byproducts, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, radon gas, chlorofluorocarbons and all other ozone-depleting substances or (b) any chemical, material, substance, waste, pollutant or contaminant that is prohibited, limited or regulated by or pursuant to any Environmental Law.

“Immaterial Subsidiary” means a Subsidiary that does not account for (a) at least $8,000,000 of the Consolidated EBITDA of the Borrower for the period of four consecutive fiscal quarters ended December 31, 2004 or (b) at least $8,000,000 of Consolidated Total Assets of the Borrower as of December 31, 2004.

“Incremental Lender” has the meaning assigned to such term in Section 2.20(a).

“Indebtedness” of any Person as of any date means, without duplication: (i) all indebtedness of such Person for borrowed money (whether or not the recourse of the lender is to the whole of the assets of such Person or only to a portion thereof); (ii) all obligations of such Person evidenced by bonds, debentures, notes (including, in the case of the Borrower, the Settlement Notes) or other similar instruments; (iii) all obligations of such Person in respect of letters of credit or other similar instruments (or reimbursement obligations with respect thereto); (iv) all obligations of such Person with respect to any Swap Agreement; (v) all obligations of such Person to pay the deferred and unpaid purchase price of property or services, except trade payables and accrued expenses incurred in the ordinary course of business; (vi) all Capitalized Lease Obligations of such Person; (vii) all Indebtedness of others secured by a Lien on any asset of such Person, whether or not such Indebtedness is assumed by such Person; (viii) all Indebtedness of others Guaranteed by such Person to the extent of such Guarantee; (ix) all Attributable Indebtedness of such Person; (x) all obligations, contingent or otherwise, of such Person in respect of bankers’ acceptances, (xi) all obligations, contingent or otherwise, of such Person in respect of synthetic lease facilities, (xii) all Securitization Transactions and (xiii) all Disqualified Stock of such Person and its subsidiaries and all other Preferred Stock of the subsidiaries of such Person valued at the greater of (a) the voluntary or involuntary liquidation preference of such Disqualified Stock or such Preferred Stock, as the case may be, and (b) the aggregate amount payable upon purchase, redemption, defeasance or payment of such Disqualified Stock or such Preferred Stock, as the case may be. The amount of Indebtedness of any Person as of any date shall be the outstanding balance as of such date of all unconditional obligations described above plus past due interest thereon, the maximum liability of such Person for any such contingent obligations at such date and, in the case of clause (vii), the amount of the Indebtedness secured.  The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.

“Indemnified Taxes” means Taxes other than Excluded Taxes.

“Indemnitee” has the meaning assigned to such term in Section 9.03(b).

“Information” has the meaning assigned to such term in Section 9.12.

“Information Memorandum” means the Confidential Information Memorandum dated February, 2006 relating to the Borrower and the Original Transactions.

“Intercreditor Agreement” means a First Lien Intercreditor Agreement among the Administrative Agent and the authorized representative named therein for each series of Pari Passu Indebtedness, substantially in the form of Exhibit B to the Restatement Agreement, with such changes thereto that are reasonably satisfactory to the Administrative Agent.

“Interest Election Request” means a request by the Borrower to convert or continue a Borrowing in accordance with Section 2.07.

“Interest Coverage Ratio” means the ratio of (a) Adjusted Consolidated EBITDA of the Borrower to (b) Consolidated Interest Expense of the Borrower (less amortization of financing fees of the Borrower), in each case for any period of four consecutive fiscal quarters of the Borrower.

“Interest Payment Date” means (a) with respect to any ABR Loan, the last day of each March, June, September and December and (b) with respect to any Eurodollar Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurodollar Borrowing with an Interest Period of more than three months’ duration, each day prior to the last day of such Interest Period that occurs at intervals of three months’ duration after the first day of such Interest Period.

“Interest Period” means, with respect to any Eurodollar Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is (a) in the case of any Eurodollar Tranche 2 Term Borrowing, three or six months thereafter and (b) in the case of any other Eurodollar Borrowing, one, two, three or six months thereafter, in each case as the Borrower may elect; provided, that (i) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless, in the case of a Eurodollar Borrowing only, such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day and (ii) any Interest Period pertaining to a Eurodollar Borrowing that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period.  For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

“Interim Credit Agreement” means the Interim Loan Agreement, dated as of March 10, 2006, among the Borrower, the Subsidiaries party thereto, the lenders party thereto, Merrill Lynch Capital Corporation, as Administrative Agent, Citicorp North America, Inc. and JPMorgan Chase Bank, N.A., as Co-Syndication Agents, and Deutsche Bank Securities Inc., Goldman Sachs Credit Partners L.P. and Wachovia Bank, National Association, as Co-Documentation Agents.

“Interim Loan Documents” has the meaning assigned to such term in the Interim Credit Agreement.

“Interim Loans” means term loans made to the Borrower under the Interim Credit Agreement.

“Investments” of any Person means: (i) all investments by such Person in any other Person in the form of loans, advances or capital contributions (excluding commission, travel and similar advances to officers and employees made in the ordinary course of business); (ii) all Guarantees of Indebtedness of any other Person by such Person; (iii) all purchases (or other acquisitions for consideration) by such Person of Indebtedness, Equity Interests or other securities of any other Person; and (iv) all other items that would be classified as investments on a balance sheet of such Person prepared in accordance with GAAP.

“Issuing Bank” means each of JPMorgan Chase Bank, N.A. and each other Lender designated an Issuing Bank pursuant to Section 2.05(j), in each case in its capacity as an issuer of Letters of Credit hereunder.  Each Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of such Issuing Bank, in which case the term “Issuing Bank” shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate.

“LC Commitment” means a Revolving Commitment or a Synthetic LC Commitment.

“LC Disbursement” means a payment made by an Issuing Bank pursuant to a Letter of Credit.

“LC Exposure” means the sum of the Revolving LC Exposures and the Synthetic LC Exposures.

“LC Lender” means a Revolving Lender or a Synthetic LC Lender.

“Lenders” means the Persons listed on Schedule 2.01 and any other Person that shall have become a party hereto pursuant to an Assignment and Assumption or as set forth in Section 2.20, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption.  Unless the context otherwise requires, the term “Lenders” includes the Swingline Lender.

“Letter of Credit” means the Existing Letters of Credit and any letter of credit issued pursuant to this Agreement, other than any such Letter of Credit that shall have ceased to be a “Letter of Credit” outstanding hereunder pursuant to Section 9.05.

“Letter of Credit Availability Period” means any Revolving Availability Period or any Synthetic LC Availability Period.

“Leverage Ratio” means, at any date, the ratio of (a) Consolidated Total Indebtedness of the Borrower on such date to (b) Adjusted Consolidated EBITDA of the Borrower for the period of four consecutive fiscal quarters of the Borrower ending on or most recently prior to such date.

“LIBO Rate” means, with respect to any Eurodollar Borrowing for any Interest Period, the rate appearing on Page 3750 of the Dow Jones Market Service (or on any successor or substitute page of such Service, or any successor to or substitute for such Service, providing rate quotations comparable to those currently provided on such page of such Service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as the rate for dollar deposits with a maturity comparable to such Interest Period.  In the event that such rate is not available at such time for any reason, then the “LIBO Rate” with respect to such Eurodollar Borrowing for such Interest Period shall be the rate (rounded upwards, if necessary, to the next 1/100 of 1%) at which dollar deposits of $5,000,000 and for a maturity comparable to such Interest Period are offered by the principal London office of the Administrative Agent in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.

“Lien” means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or other similar encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law (including any conditional sale or other title retention agreement, and any financing lease in the nature thereof, and any filing of, or agreement to give, any financing statement (other than notice filings not perfecting a security interest) under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction).

“Loan Documents” means this Agreement, each Letter of Credit issued hereunder, any Letter of Credit application referred to in Section 2.05, the Security Documents, each Additional Commitment Amendment, each Additional Tranche Amendment, the Intercreditor Agreement and any Notes.

“Loan Parties” means the Borrower and each Subsidiary Loan Party.

“Loans” means the loans made by the Lenders to the Borrower pursuant to this Agreement or any Additional Tranche Amendment.

“Margin Stock” means “margin stock” as defined in Regulation U of the Board.

“Material Adverse Effect” means a material adverse effect on (a) the business, assets, operations, properties or condition, financial or otherwise, of the Borrower and the Subsidiaries, taken as a whole, (b) the ability of the Borrower to perform any of its obligations under this Agreement or (c) the rights or powers of or remedies available to the Administrative Agent and the Lenders under this Agreement.

“Material Group” means any Subsidiary or group of Subsidiaries (i) the book value of the net assets of which was greater than 5% of Consolidated Net Assets of the Borrower as of the last day of the most recent fiscal quarter for which financial statements shall have been delivered pursuant to Section 5.01 (or, prior to the first delivery of such financial statements, greater than 5% of Consolidated Net Assets of the Borrower as of December 31, 2004), (ii) the total revenues of which were greater than 5% of Consolidated Total Revenue of the Borrower for the four-fiscal-quarter period ending on the last day of the most recent fiscal quarter for which financial statements shall have been delivered pursuant to Section 5.01 (or, prior to the first delivery of such financial statements, greater than 5% of Consolidated Total Revenue of the Borrower for the four-fiscal-quarter period ending on December 31, 2004) or (iii) the Consolidated EBITDA of which was greater than 5% of Consolidated EBITDA of the Borrower for the four-fiscal-quarter period ending on the last day of the most recent fiscal quarter for which financial statements shall have been delivered pursuant to Section 5.01 (or, prior to the delivery of such financial statements, greater than 5% of Consolidated EBITDA of the Borrower for the four-fiscal-quarter period ending on December 31, 2004).  For purposes of making the determinations required by this definition, assets, revenues and EBITDA of Foreign Subsidiaries shall be converted into dollars at the rates used in preparing the applicable quarterly financial statements of the Borrower which shall have been delivered pursuant to Section 5.01 (or, prior to the first delivery of such financial statements, at the rates used in preparing the Borrower’s financial statements as of the end of and for the four-fiscal-quarter period ending on December 31, 2004).

“Material Indebtedness” means (a) the Interim Loans, the Senior Notes , the Pari Passu Indebtedness, and the Permitted Unsecured Indebtedness and (b) other Indebtedness (other than the Loans, Letters of Credit and the Excluded Indebtedness), or obligations in respect of one or more Swap Agreements, of any one or more of the Borrower and the Subsidiaries in an aggregate principal amount exceeding $30,000,000.  For purposes of determining Material Indebtedness, the “principal amount” of the obligations of the Borrower or any Subsidiary in respect of any Swap Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that the Borrower or such Subsidiary would be required to pay if such Swap Agreement were terminated at such time.  For the avoidance of doubt, the exclusion of Excluded Indebtedness from Material Indebtedness shall not be deemed to constitute a waiver of, or otherwise limit in any respect, the Lenders’ rights under Article VII or any other provision of this Agreement as a result of any event or condition relating to Material Indebtedness, including any default with respect thereto or acceleration thereof, resulting from or relating to the Excluded Indebtedness.

“Material Subsidiary” means a Subsidiary that is not an Immaterial Subsidiary.

“Medicaid Certification” means certification by CMS or a state agency or entity under contract with CMS that a health care operation is in compliance with all the conditions of participation set forth in the Medicaid Regulations.

“Medicaid Provider Agreement” means an agreement entered into between a state agency or other entity administering the Medicaid program and a health care operation under which the health care operation agrees to provide services for Medicaid patients in accordance with the terms of the agreement and Medicaid Regulations.

“Medicaid Regulations” means, collectively, (a) all federal statutes (whether set forth in Title XIX of the Social Security Act or elsewhere) affecting the medical assistance program established by Title XIX of the Social Security Act and any statutes succeeding thereto; (b) all applicable provisions of all federal rules, regulations, manuals and orders of all Governmental Authorities promulgated pursuant to or in connection with the statutes described in clause (a) above and all Federal administrative, reimbursement and other guidelines of all Governmental Authorities having the force of law promulgated pursuant to or in connection with the statues described in clause (a) above; (c) all state statutes and plans for medical assistance enacted in connection with the statutes and provisions described in clauses (a) and (b) above; and (d) all applicable provisions of all rules, regulations, manuals and orders of all Governmental Authorities promulgated pursuant to or in connection with the statutes described in clause (c) above and all state administrative, reimbursement and other guidelines of all Governmental Authorities having the force of law promulgated pursuant to or in connection with the statutes described in clause (b) above, in each case as may be amended, supplemented or otherwise modified from time to time.

“Medicare Certification” means certification by CMS or a state agency or entity under contract with CMS that a health care operation is in compliance with all the conditions of participation set forth in the Medicare Regulations.

“Medicare Provider Agreement” means an agreement entered into between a state agency or other entity administering the Medicare program and a health care operation under which the health care operation agrees to provide services for Medicare patients in accordance with the terms of the agreement and Medicare Regulations.

“Medicare Regulations” means, collectively, all Federal statutes (whether set forth in Title XVIII of the Social Security Act or elsewhere) affecting the health insurance program for the aged and disabled established by Title XVIII of the Social Security Act and any statutes succeeding thereto, together with all applicable provisions of all rules, regulations, manuals and orders and administrative, reimbursement and other guidelines having the force of law of all Governmental Authorities (including Health and Human Services (“HHS”), CMS, the Office of the Inspector General for HHS, or any Person succeeding to the functions of any of the foregoing) promulgated pursuant to or in connection with any of the foregoing having the force of law, as each may be amended, supplemented or otherwise modified from time to time.

“Model” has the meaning assigned to such term in Section 3.06(b).

“Monthly Financial Package” means, for any month, the financial information for such month delivered or to be delivered by the Borrower to the Administrative Agent, substantially in the form of the information provided in Exhibit D.

“Moody’s” means Moody’s Investors Service, Inc.

“Mortgage” means a mortgage, deed of trust, assignment of leases and rents, or other security document granting a Lien on any Mortgaged Property to secure the Obligations.  Each Mortgage shall be reasonably satisfactory in form and substance to the Collateral Agent.

“Mortgaged Property” means each parcel of real property and the improvements thereto owned or leased by the Borrower or a Subsidiary (other than an Excluded Subsidiary) (i) if constituting an asset of the Borrower’s Inpatient Division, with a book value or insured book value (with respect to real property, land and improvements) greater than $2,500,000 or (ii) otherwise, with a book value or insured book value (with respect to real property, land and improvements) greater than $5,000,000; provided that Mortgaged Property shall not include any such parcel of real property (x) that is subject to a mortgage in favor of any Person other than the Collateral Agent as of the Original Effective Date or (y) that is leased by the Borrower or a Subsidiary and constitutes an asset of the Borrower’s Surgery Division.

“Multiemployer Plan” means a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

“Net Proceeds” means (a) with respect to any event described in clause (g), (h), (i), (j) or (k) of the definition of the term “Prepayment Event”, the Pari Passu Indebtedness Rejected Amount applicable thereto and (b) with respect to any other event, (i) the cash proceeds received in respect of such event, including (A) any cash received in respect of any non-cash proceeds, but only as and when received, (B) in the case of a casualty, insurance proceeds, (C) in the case of a taking under power of eminent domain or by condemnation or similar event, any payments received in respect of such event and (D) in the case of the Permitted Surgery Center Divestiture, any dividend or distribution made by any Subsidiary being divested as part of the Permitted Surgery Center Divestiture with the cash proceeds of any Asset Sale, any incurrence of Indebtedness or any issuance of Equity Interests that is received by the Borrower or any Subsidiary (other than any Subsidiary so being divested) in connection therewith, net of (ii) the sum of (A) all fees and out-of-pocket expenses (including underwriting discounts and commissions) paid by the Borrower and the Subsidiaries to third parties (other than Affiliates) in connection with such event, (B) in the case of a sale, transfer or other disposition of an asset (excluding pursuant to a Specified Sale and Leaseback Transaction, but including pursuant to any other Sale and Leaseback Transaction or a casualty or a condemnation or similar proceeding), the amount of all payments required to be made by the Borrower and the Subsidiaries as a result of such event to repay Indebtedness (other than Loans and Pari Passu Indebtedness) secured by such asset or otherwise subject to mandatory prepayment as a result of such event, and (C) the amount of all taxes paid (or estimated in good faith to be payable) by the Borrower and the Subsidiaries and the amount of any reserves established by the Borrower and the Subsidiaries to fund contingent liabilities estimated in good faith to be payable that are directly attributable to such event (as determined reasonably and in good faith by a Financial Officer), provided that on the date on which such reserve is no longer required to be maintained, the remaining amount of such reserve shall then be deemed to be Net Proceeds.  For purposes of clause (a) of this definition, the Net Proceeds in respect of any event described or referred to in such clause shall be deemed to be received by the Borrower on the day that the applicable offer to repurchase, redeem or prepay any Pari Passu Indebtedness shall have expired in accordance with the terms thereof.

“Net Working Capital” of any Person as of any date means (a) the consolidated current assets of such Person and its consolidated subsidiaries as of such date (excluding cash and Eligible Investments) minus (b) the consolidated current liabilities of such Person and its consolidated subsidiaries as of such date (excluding the outstanding Obligations, to the extent they shall at any time constitute current liabilities, and other current liabilities in respect of Indebtedness).  Net Working Capital at any date may be a positive or negative number.  Net Working Capital increases when it becomes more positive or less negative and decreases when it becomes less positive or more negative.

“Note Tender Offer” means the Borrower’s tender offer for the Existing Notes made under an Offers to Purchase and Consent Solicitations Statement dated February 2, 2006.

“Notes” means any promissory notes issued by the Borrower pursuant to Section 2.09(e), as they may be amended, supplemented or otherwise modified from time to time.

“Obligations” means (a) the due and punctual payment by the Borrower of (i) the principal of and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by the Borrower in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of LC Disbursements, interest thereon (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) and obligations to provide cash collateral, and (iii) all other monetary obligations of the Borrower under this Agreement and each of the other Loan Documents, including obligations to pay fees, expense reimbursement obligations and indemnification obligations, whether primary, secondary, direct, contingent, fixed or otherwise, arising under the Loan Documents (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), (b) the due and punctual payment of all the monetary obligations of each other Loan Party under or pursuant to this Agreement and each of the other Loan Documents, (c) the due and punctual payment of all monetary obligations of each Loan Party under each Swap Agreement that (i) is in effect on the Original Effective Date with a counterparty that is a Lender or an Affiliate of a Lender as of the Original Effective Date or (ii) is entered into after the Original Effective Date with any counterparty that is a Lender or an Affiliate of a Lender at the time such Swap Agreement is entered into and (d) the due and punctual payment and performance of all obligations of any Loan Party to a Lender or an Affiliate of a Lender in respect of cash management services (other than cash management services provided after (i) the principal of and interest on each Loan and all fees payable hereunder have been paid in full, (ii) the Lenders have no further commitment to lend hereunder, (iii) the LC Exposure has been reduced to zero and (iv) the Issuing Banks have no further obligation to issue Letters of Credit), including obligations in respect of overdrafts, temporary advances, interest and fees.

“Officer’s Certificate” means a certificate signed by a Financial Officer in an official (and not individual) capacity; provided, however, that every Officer’s Certificate with respect to the compliance with a condition precedent to the taking of any action under this Agreement shall include (i) a statement that the Financial Officer making or giving such Officer’s Certificate has read such condition and any definitions or other provisions contained in this Agreement relating thereto and (ii) a statement as to whether, in the opinion of such Financial Officer, such condition has been complied with.

“Opinion of Counsel” means a written opinion from legal counsel in form and substance reasonably satisfactory to the Administrative Agent that complies with the requirements of this Agreement.

“Original Credit Agreement” means the Credit Agreement dated as of March 10, 2006, as amended by Amendment No. 1 dated as of March 10, 2007, among the Borrower, the Lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent and Collateral Agent, and the Co-Syndication Agents and Co-Documentation Agents party thereto.

“Original Effective Date” means the “Effective Date” as defined in the Original Credit Agreement.

“Original Revolving Commitments” means the “Revolving Commitments” as defined in the Original Credit Agreement.

“Original Revolving Lenders” means the Persons listed on Schedule 2.01 to the Original Credit Agreement as having a “Revolving Commitment”.

“Original Revolving Loans” means the “Revolving Loans” as defined in the Original Credit Agreement.

“Original Synthetic Deposit” means the “Tranche A Deposit” as defined in the Original Credit Agreement.

“Original Synthetic LC Commitments” means the “Tranche A Commitments” as defined in the Original Credit Agreement.

“Original Synthetic Lenders” means the Persons listed on Schedule 2.01 to the Original Credit Agreement as having a “Tranche A LC Commitment”.

“Original Term Lenders” means the Persons that on the Original Effective Date made Original Term Loans to the Borrower pursuant to the Original Credit Agreement.

“Original Term Loans” means the “Term Loans” as defined in the Original Credit Agreement, made on the Original Effective Date.

“Original Transactions” means the Transactions that have occurred on or about the Original Effective Date.

“Other Taxes” means any and all present or future  stamp or documentary taxes or any other excise or property  taxes, charges or similar levies arising from any payment made hereunder or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement.

“Pari Passu Indebtedness” means (a) senior secured notes of the Borrower issued after the Restatement Effective Date, and the Indebtedness represented thereby; provided that (i) the final maturity thereof shall be no earlier than the latest Term Maturity Date as of the time of the issuance thereof and the weighted average life to maturity thereof shall not be shorter than the weighted average life to maturity of the Term Loans of any Class outstanding as of the time of the issuance thereof, (ii) the aggregate principal amount thereof shall not exceed, as of the time of the issuance thereof, the Permitted Incremental Amount at such time, except by an amount equal to the aggregate principal amount of any such senior secured notes the Net Proceeds of which shall be applied, within one Business Day after the date of issuance thereof, to prepay Term Loans in accordance with Section 2.11(a), (iii) no Subsidiary of the Borrower shall be an obligor under a Guarantee in respect thereof unless such Subsidiary shall be a party to the Collateral and Guarantee Agreement and (iv) the obligations in respect thereof shall not be secured by any Lien on any asset of the Borrower, any Subsidiary or any other Affiliate of the Borrower, other than any asset constituting Pari Passu Indebtedness Collateral; and (b) any Refinancing Indebtedness in respect thereof (or in respect of any such Refinancing Indebtedness theretofore incurred).

“Pari Passu Indebtedness Collateral” means the Collateral, other than (a) the cash collateral on deposit with any Issuing Bank as contemplated by Section 2.05(c) and (b) the cash collateral on deposit with the Administrative Agent pursuant to Section 2.05(l).

“Pari Passu Indebtedness Documents” means the indenture or other agreement under which any Pari Passu Indebtedness is issued or incurred and all other instruments, agreements and other documents evidencing or governing such Pari Passu Indebtedness or providing any Guarantee or other right in respect thereof.

“Pari Passu Indebtedness Liens” means Liens on Pari Passu Indebtedness Collateral securing obligations in respect of Pari Passu Indebtedness.

“Pari Passu Indebtedness Rejected Amount” means, with respect to any event described in clause (g), (h), (i), (j) or (k) of the definition of the term “Prepayment Event”, the amount of the excess referred to in such clause.

“Participant” has the meaning set forth in Section 9.04.

“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

“Pension Plan” means any Employee Benefit Plan subject to the provisions of Title IV or Section 302 of ERISA or Section 412 of the Code or any successor entity performing similar functions.

“Perfection Certificate” means a certificate in the form of Exhibit B or any other form approved by the Collateral Agent.

“Permitted Asset Sale” means any of (a) the Permitted Diagnostic  Divestiture, (b) the Permitted Outpatient Rehabilitation Divestiture and (c) to the extent it constitutes an Asset Sale, the Permitted Surgery Center Divestiture.

“Permitted Debt Activities” means (a) the conversion of any Indebtedness owed to the Borrower or any Subsidiary by an Excluded Subsidiary into Equity Interests in such debtor Excluded Subsidiary or (b) the forgiving by the Borrower or any Subsidiary of any Indebtedness owed to the Borrower or such Subsidiary by an Excluded Subsidiary; provided that the aggregate principal amount of Indebtedness converted or forgiven in Permitted Debt Activities during (i) the Fiscal Years 2006 and 2007, shall not exceed $25,000,000 and (ii) any Fiscal Year thereafter, shall not exceed $10,000,000.

“Permitted Diagnostic Divestiture” means the sale of the diagnostic business unit of the Borrower.

“Permitted Incremental Amount” means, at any time, (a) $300,000,000 less (b) the sum of (i) the excess of (A) the aggregate principal amount of Pari Passu Indebtedness issued prior to such time pursuant to clause (a) of the definition of such term over (B) the aggregate principal amount of such Pari Passu Indebtedness the Net Proceeds of which shall have been applied, within one Business Day after the date of issuance thereof, to prepay Term Loans in accordance with Section 2.11(a), (ii) the excess of (A) the aggregate principal amount of all new Term Loans made prior to such time pursuant to clause (i) of Section 2.20(a) over (B) the aggregate principal amount of such Term Loans the Net Proceeds of which shall have been applied, within one Business Day after the date of incurrence thereof, to prepay Term Loans in accordance with Section 2.11(a) and (iii) the aggregate amount of all new Revolving Commitments established prior to such time pursuant to clause (ii) or (iii) of Section 2.20(a), excluding any such new Revolving Commitments that replaced existing Revolving Commitments in like amounts.

“Permitted Investments” means: (i) capital contributions, advances or loans to the Borrower by any Subsidiary or by the Borrower or any Subsidiary to a Subsidiary; (ii) the acquisition and holding by the Borrower and each of the Subsidiaries of receivables owing to the Borrower and such Subsidiary, if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary trade terms; (iii) the acquisition and holding by the Borrower and the Subsidiaries of cash and Eligible Investments; (iv) Investments in any Person as a result of which such other Person becomes a Subsidiary or is merged into or consolidated with or transfers all or substantially all of its assets to the Borrower or any Subsidiary; (v) the making of an Investment by the Borrower, directly or through a Wholly Owned Subsidiary, in a Wholly Owned Subsidiary formed solely for the purpose of insuring the healthcare business and facilities owned or operated by the Borrower or a Subsidiary and any physician employed by or on the staff of any such business or facility; provided that the amount invested in such Subsidiary does not exceed $15,000,000; (vi) any Investment arising from or in connection with the transfer of assets made pursuant to the Digital Hospital Transaction and (vii) Investments made by HCS Ltd in accordance with its investment guidelines as in effect on the date hereof.

“Permitted Liens” means: (i) Liens for taxes, assessments or governmental charges or claims that either (a) are not yet delinquent or (b) are being contested in good faith by appropriate proceedings; (ii) statutory Liens of landlords and carriers’, warehousemen’s, mechanics’, suppliers’, materialmen’s, repairmen’s or other like Liens arising in the ordinary course of business and with respect to amounts that either (a) are not overdue by more than 30 days or (b) are being contested in good faith by appropriate proceedings and as to which appropriate reserves or other provisions have been made in accordance with GAAP; (iii) Liens (other than any Lien imposed by ERISA) incurred or deposits due in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other types of social security; (iv)  Liens incurred or deposits made to secure the performance of tenders, bids, leases, statutory obligations, surety and appeal bonds, progress payments, government contracts and other obligations of like nature (exclusive of obligations for the payment of Indebtedness), in each case, incurred in the ordinary course of business; (v) attachment or judgment Liens not giving rise to a Default or an Event of Default; (vi) easements, rights-of-way, restrictions and other similar charges or encumbrances not interfering with the ordinary conduct of the business of the Borrower or any Subsidiary; (vii) leases or subleases granted to others not interfering with the ordinary conduct of the business of the Borrower or any Subsidiary; (viii) Liens with respect to any Acquired Indebtedness, provided that such Liens only extend to assets that were subject to such Liens prior to the acquisition of such assets by the Borrower or a Subsidiary and not incurred in anticipation or contemplation of such acquisition; (ix) Liens securing Refinancing Indebtedness (other than any Pari Passu Indebtedness) that are permitted under clause (iv) of the definition of such term; (x) purchase money Liens (including Capitalized Lease Obligations); (xi) Liens on assets of the Borrower or any Subsidiary created pursuant to the Security Documents and Liens in favor of any Issuing Bank on assets of the Borrower securing its obligations in respect of Cash Collateralized Letters of Credit issued by such Issuing Bank; (xii) bankers’ liens with respect to the right of set-off arising in the ordinary course of business against amounts maintained in bank accounts or certificates of deposit in the name of the Borrower or any Subsidiary; (xiii) the interest of any issuer of a letter of credit in any cash or Eligible Investment deposited with or for the benefit of such issuer as collateral for such letter of credit, provided that the Indebtedness so collateralized is permitted to be incurred by the terms of this Agreement; and (xiv) any Lien consisting of a right of first refusal or option to purchase the Borrower’s ownership interest in any Subsidiary or to purchase assets of the Borrower or any Subsidiary, which right of first refusal or option is entered into in the ordinary course of business.

“Permitted Outpatient Rehabilitation Divestiture” means the sale of the outpatient rehabilitation business unit of the Borrower pursuant to and on the terms set forth in the Stock Purchase Agreement dated as of January 27, 2007, by and between the Borrower and Select Medical Corporation, without waiver or amendment thereof other than any such waivers or amendments as are not, individually or in the aggregate, adverse in any material respect to the Lenders.

“Permitted Surgery Center Divestiture” means a sale, spin-off or contribution to a newly-formed joint venture of the surgery center business unit of the Borrower or any portion thereof, provided that (a) no Default shall have occurred and be continuing immediately after giving effect thereto and (b) the Leverage Ratio at the end of and for the most recent period of four fiscal quarters for which financial statements shall have been delivered pursuant to Section 5.01, computed on a pro forma basis in accordance with Section 1.04(b) to give effect to the Permitted Surgery Center Divestiture (including any reduction of Indebtedness with the proceeds thereof) shall be equal to or less than the historical Leverage Ratio at the end of and for such period, and the Administrative Agent shall have received a certificate of a Financial Officer stating that such conditions are satisfied and setting forth computations demonstrating the satisfaction of the condition set forth in the foregoing clause (b).

“Permitted Syndicated Interest Repurchase” means any purchase of a Syndicated Interest by the Borrower or a Subsidiary to the extent constituting a Restricted Payment permitted under Section 6.09(a)(i).

“Permitted Syndicated Interest Sales” means sales of Syndicated Interests for Fair Market Value that the Borrower determines in good faith are in the best interests of the Borrower and the Subsidiaries, taken as a whole.

“Permitted 2014 Notes Refinancing Indebtedness” means any Indebtedness that refinances the 2014 Notes; provided that (a) the maturity thereof shall not be earlier than December 31, 2015 and (b) such Indebtedness shall otherwise qualify as Refinancing Indebtedness in respect of 2014 Notes.

“Permitted Unsecured Indebtedness” means (a) unsecured notes of the Borrower issued after the Restatement Effective Date, and the Indebtedness represented thereby; provided that (i) the final maturity thereof shall be no earlier than the latest Term Maturity Date as of the time of the issuance thereof and the weighted average life to maturity thereof shall not be shorter than the weighted average life to maturity of the Term Loans of any Class outstanding as of the time of the issuance thereof, (ii) all the Net Proceeds of such Indebtedness shall be applied, within one Business Day after the date of issuance thereof, to prepay Term Loans in accordance with Section 2.11(a), (iii) no Subsidiary of the Borrower shall be an obligor under a Guarantee in respect thereof unless such Subsidiary shall be a party to the Collateral and Guarantee Agreement and (iv) the obligations in respect thereof shall not be secured by any Lien on any asset of the Borrower, any Subsidiary or any other Affiliate of the Borrower; and (b) any Refinancing Indebtedness in respect thereof (or in respect of any such Refinancing Indebtedness theretofore incurred).

“Permitted Unsecured Indebtedness Documents” means the indenture or other agreement under which any Permitted Unsecured Indebtedness is issued or incurred and all other instruments, agreements and other documents evidencing or governing such Permitted Unsecured Indebtedness or providing any Guarantee or other right in respect thereof.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Preferred Stock Offering” means the offering, issuance and sale of Preferred Stock of the Borrower in a private placement transaction completed on or as of March 7, 2006 having an aggregate initial liquidation preference of $400,000,000.

“Preferred Stock” means with respect to any Person all Equity Interests of such Person which has a preference in liquidation or a preference with respect to the payment of dividends or distributions of operating profit or cash.

“Prepayment Event” means:

(a) any Asset Sale, other than (i) Specified Sale and Leaseback Transactions, (ii) Syndications and resyndication transactions in the ordinary course of business, (iii) other dispositions resulting in the aggregate for all such dispositions in Net Proceeds not greater than $5,000,000 during any fiscal year of the Borrower and (iv) any Specified Divestiture;

(b) any casualty or other insured damage to, or any taking under power of eminent domain or by condemnation or similar proceeding of, any property or asset of the Borrower or any Subsidiary;

(c) the incurrence of any Indebtedness by the Borrower or any Subsidiary, other than (i) the Interim Loans and Senior Notes issued and sold in the Senior Notes Offering to the extent the Net Proceeds thereof are used to repay Interim Loans) and (ii) Indebtedness permitted under Section 6.03(a) or 6.03(b) (giving effect to any amendment of or waiver under such Section);

(d) the issuance of any Equity Interests in the Borrower or any Subsidiary, other than (i) Equity Interests to the extent the Net Proceeds thereof are used to repay Existing Notes or Interim Loans within one year after the Original Effective Date, (ii) any such issuances to the Borrower or any Subsidiary and (iii) Syndications;

(e) the receipt by the Borrower or any Subsidiary of any federal tax refund in cash (collectively, the “Specified Tax Refunds”), with respect to any tax year ended on or prior to December 31, 2005;

(f) any Specified Divestiture;

(g) if any offer to repurchase, redeem or prepay any Pari Passu Indebtedness is required to be made by the Borrower or any Subsidiary pursuant to the terms thereof on account of the occurrence of any event described in clause (a) above, at the expiration of such offer the aggregate amount of the net proceeds thereof that has been offered to be applied to repurchase, redeem or prepay such Pari Passu Indebtedness shall exceed the aggregate principal amount of such net proceeds with respect to which such offer has been accepted;

(h) if any offer to repurchase, redeem or prepay any Pari Passu Indebtedness is required to be made by the Borrower or any Subsidiary pursuant to the terms thereof on account of the occurrence of any event described in clause (b) above, at the expiration of such offer the aggregate amount of the net proceeds thereof that has been offered to be applied to repurchase, redeem or prepay such Pari Passu Indebtedness shall exceed the aggregate principal amount of such net proceeds with respect to which such offer has been accepted;

(i) if any offer to repurchase, redeem or prepay any Pari Passu Indebtedness is required to be made by the Borrower or any Subsidiary pursuant to the terms thereof on account of the occurrence of any event described in clause (d) above, at the expiration of such offer the aggregate amount of the net proceeds thereof that has been offered to be applied to repurchase, redeem or prepay such Pari Passu Indebtedness shall exceed the aggregate principal amount of such net proceeds with respect to which such offer has been accepted;

(j) if any offer to repurchase, redeem or prepay any Pari Passu Indebtedness is required to be made by the Borrower or any Subsidiary pursuant to the terms thereof on account of the occurrence of any event described in clause (c) or (e) above, at the expiration of such offer the aggregate amount of the net proceeds thereof that has been offered to be applied to repurchase, redeem or prepay such Pari Passu Indebtedness shall exceed the aggregate principal amount of such net proceeds with respect to which such offer has been accepted; and

(k) if any offer to repurchase, redeem or prepay any Pari Passu Indebtedness is required to be made by the Borrower or any Subsidiary pursuant to the terms thereof on account of the occurrence of any event described in clause (f) above,  at the expiration of such offer the aggregate amount of the net proceeds thereof that has been offered to be applied to repurchase, redeem or prepay such Pari Passu Indebtedness shall exceed the aggregate principal amount of such net proceeds with respect to which such offer has been accepted.

“Prime Rate” means the rate of interest per annum publicly announced from time to time by JPMorgan Chase Bank, N.A. as its prime rate in effect at its principal office in New York City.  Each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective.

“Publicly Disclosed Matter” has the meaning set forth in Section 3.06.

“Receivables” means accounts receivable (including all rights to payment created by or arising from the sales of goods, leases of goods or the rendition of services, no matter how evidenced and whether or not earned by performance).

“Refinancing Indebtedness” means Indebtedness that is applied to refund, refinance, repurchase and retire or extend any Existing Indebtedness, any Indebtedness incurred under Section 6.03(a)(B), 6.03(a)(C), 6.03(a)(N) or 6.03(a)(O), and any Indebtedness previously refinanced in accordance with this definition; provided that: (i) the Refinancing Indebtedness is the obligation (whether as a primary obligor or under a Guarantee) of the same Person or Persons (and not of any other Person) and, if the Indebtedness being refunded, refinanced or extended is subordinated to the Obligations, the Refinancing Indebtedness is also subordinated to the Obligations to the same extent as the Indebtedness being refunded, refinanced or extended; (ii) the Refinancing Indebtedness is scheduled to mature no earlier than the Indebtedness being refunded, refinanced or extended and is not subject to any requirement not applicable to the Indebtedness being refunded, refinanced or extended that such Indebtedness be prepaid, redeemed, repurchased or defeased on one or more scheduled dates or upon the happening of one or more events (other than events of default or change of control events); (iii) the Refinancing Indebtedness has a weighted average life to maturity at the time such Refinancing Indebtedness is incurred that is equal to or greater than the weighted average life to maturity of the portion of the Indebtedness being refunded, refinanced or extended; (iv) the Refinancing Indebtedness is secured only to the extent, if at all, and by the assets that the Indebtedness being refunded, refinanced or extended is secured; and (v) such Refinancing Indebtedness is in an aggregate principal amount that is equal to or less than the aggregate principal amount then outstanding under the Indebtedness being refunded, refinanced or extended (except for issuance costs and increases in Attributable Indebtedness due solely to increases in the present value calculations resulting from renewals or extensions of the terms of the underlying leases in effect on the Original Effective Date); provided further that Indebtedness meeting the requirements of the foregoing clauses (i) through (v) may constitute Refinancing Indebtedness notwithstanding that it is not immediately applied to the refunding, refinancing, repurchase or extension of other Indebtedness so long as (y) the Borrower designates such Indebtedness as Refinancing Indebtedness and (z) prior to their use for refunding, refinancing, repurchasing or extending other Indebtedness, the net proceeds of such Indebtedness are promptly (1) deposited in an account controlled by the Collateral Agent (and in which the Collateral Agent shall have been granted a security interest pursuant to the Security Documents), pursuant to an agreement satisfactory to the Borrower and the Administrative Agent, and held in such account pending the application of such net proceeds to refund, refinance, repurchase or extend such other Indebtedness or (2) except in the case of any refunding, refinancing, repurchase or extension of Pari Passu Indebtedness, applied to prepay Revolving Loans, in which case an amount of the Revolving Commitments equal to the amount so prepaid will be held available and not borrowed pending, and will be made available (subject to the conditions to borrowing set forth herein) only to provide funds for, the application of such net proceeds to refund, refinance, repurchase or extend such other Indebtedness.

“Register” has the meaning set forth in Section 9.04.

“Related Parties” means, with respect to any specified Person, such Person’s Affiliates and the respective directors, officers, employees, trustees, agents and advisors of such Person and such Person’s Affiliates.

“Release” means any release, spill, emission, leaking, dumping, injection, pouring, deposit, disposal, discharge, dispersal, leaching or migration into or through the environment or within or upon any building, structure, facility or fixture.

“Required Lenders” means, at any time, Lenders having Combined Credit Exposures and unused Commitments representing more than 50% of the sum of the total Combined Credit Exposures and unused Commitments at such time.

“Restatement Agreement” means Amendment No. 2 dated as of October 23, 2009, among the Borrower, the Lenders party thereto, the Issuing Banks and JPMorgan Chase Bank N.A. as Administrative Agent and Collateral Agent.

“Restatement Effective Date” has the meaning assigned to such term in the Restatement Agreement.

“Restricted Cash and Cash Equivalents” means, as of any date, the cash and cash equivalents (i) held by HCS Ltd and committed to third party administrators for payment of the Borrower’s insurance claims, (ii) held by Syndicated Persons to the extent that such cash and cash equivalents are required by the owners of such Syndicated Persons to be held in separate accounts and not otherwise commingled with the assets of the Borrower and (iii) held by any Subsidiary to the extent that, and for so long as, such cash and cash equivalents may not be distributed to the owner or owners of the Equity Interests in such Subsidiary under the terms of such Subsidiary’s charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to such subsidiary.

“Restricted Payment” means with respect to any Person: (i) the declaration of any dividend or the making of any other payment or distribution of cash, securities or other property or assets in respect of such Person’s Equity Interests (except that a dividend payable solely in Equity Interests (other than Disqualified Stock) of such Person shall not constitute a Restricted Payment); (ii) any payment on account of the purchase, redemption, retirement or other acquisition for value of such Person’s Equity Interests or any other payment or distribution made in respect thereof, either directly or indirectly (except that any such payment payable solely in Equity Interests (other than Disqualified Stock) of the Borrower shall not constitute a Restricted Payment); or (iii) any payment on account of the purchase, redemption, retirement, defeasance or other acquisition for value, prior to any scheduled principal payment, sinking fund payment or Stated Maturity, of Subordinated Indebtedness of such Person or any of its subsidiaries (except that any such payment payable solely in Equity Interests (other than Disqualified Stock) of the Borrower shall not constitute a Restricted Payment); provided, however, that with respect to the Borrower and the Subsidiaries, Restricted Payments shall not include (A) repurchases of Syndicated Interests in an aggregate amount in any Fiscal Year up to $20,000,000 plus the proceeds received during such Fiscal Year of any resale of such repurchased Syndicated Interests, or (B) payments made (1) to the Borrower or any of its Subsidiaries by any of the Borrower’s Subsidiaries, (2) by the Borrower to any of its Subsidiaries or (3) any distribution by any Subsidiary provided that the Borrower or another Subsidiary receives its proportionate share thereof.

“Retained Divestiture Net Proceeds” means any Net Proceeds received by the Borrower or any Subsidiary in respect of any Prepayment Event referred to in clause (f) of the definition of such term that remain after the application of such Net Proceeds pursuant to Section 2.11(c).

“Revolving Availability Period” means the Tranche 1 Revolving Availability Period or any Additional Tranche Revolving Availability Period.

“Revolving Commitment” means any Tranche 1 Revolving Commitment or any Additional Tranche Revolving Commitment.

“Revolving Credit Maturity Date” means the Tranche 1 Revolving Credit Maturity Date or any Additional Tranche Revolving Credit Maturity Date.

“Revolving Exposure” means any Tranche 1 Revolving Exposure or any Additional Tranche Revolving Exposure.

“Revolving LC Disbursement” means any payment made by an Issuing Bank pursuant to a Revolving Letter of Credit.

“Revolving LC Exposure” means, at any time, the sum of (a) the aggregate undrawn amount of all outstanding Revolving Letters of Credit at such time plus (b) the aggregate amount of all Revolving LC Disbursements that have not yet been reimbursed by or on behalf of the Borrower at such time.  The Revolving LC Exposure of any Lender at any time shall be its Applicable Aggregate Revolving Percentage of the total Revolving LC Exposure at such time.

“Revolving Lender” means a Lender with a Revolving Commitment or a Revolving Exposure.

“Revolving Letter of Credit” means a Letter of Credit designated as such at the time of its issuance under Section 2.05 in which Revolving Lenders hold participations pursuant to the provisions of such Section.

“S&P” means Standard & Poor’s Corporation.

“Sale and Leaseback Transaction” means any arrangement whereby the Borrower or a Subsidiary shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereinafter acquired, and thereafter rent or lease from the buyer or transferee the sold or transferred property or other property that it intends to use for substantially the same purpose or purposes as the property sold or transferred.

“SEC” means the United States Securities and Exchange Commission.

“Secured Parties” has the meaning assigned to such term in the Collateral and Guarantee Agreement.

“Securities Act” means the Securities Act of 1933 and the rules and regulations promulgated by the SEC thereunder.

“Securitization Transaction” means (a) any transfer by the Borrower or any Subsidiary of Receivables or interests therein (i) to a trust, partnership, corporation or other entity, which transfer is funded in whole or in part, directly or indirectly, by the incurrence or issuance by the transferee or any successor transferee of indebtedness or other securities that are to receive payments from, or that represent interests in, the cash flow derived from such Receivables or interests in Receivables, or (ii) directly to one or more investors or other purchasers, or (b) any transaction in which the Borrower or a Subsidiary incurs Indebtedness or other obligations secured by Liens on Receivables.  The “amount” or “principal amount” of any Securitization Transaction shall be deemed at any time to be (A) in the case of a transaction described in clause (a) of the preceding sentence, the aggregate principal or stated amount of the Indebtedness or other securities referred to in such clause or, if there shall be no such principal or stated amount, the uncollected amount of the Receivables transferred pursuant to such Securitization Transaction net of any such Receivables that have been written off as uncollectible, and (B) in the case of a transaction described in clause (b) of the preceding sentence, the aggregate outstanding principal amount of the Indebtedness secured by Liens on the subject Receivables.

“Security Documents” means the Collateral and Guarantee Agreement, the IP Security Agreements (as defined in the Collateral and Guarantee Agreement), the Mortgages and each other security agreement or other instrument or document executed and delivered pursuant to the Collateral and Guarantee Agreement or pursuant to Section 5.14 or 5.14 to secure any of the Obligations.

“Senior Notes” means the senior unsecured notes of the Borrower issued and sold pursuant to the Senior Notes Offering under the Senior Notes Indenture.

“Senior Notes Indenture” means an Indenture in form and substance reasonably satisfactory to the Administrative Agent under which the Senior Notes will be issued.

“Senior Notes Offering” means the issuance and sale after the Original Effective Date of senior unsecured notes of the Borrower in a Rule 144A or other private placement transaction for aggregate gross cash proceeds not greater than $1,000,000,000.

“Settlement Agreement” means any contract or agreement entered into by the Borrower or any Subsidiary in connection with any settlement of any litigation or other proceedings disclosed on Schedule 3.10, including the Settlement Agreement dated as of December 30, 2004, among the Borrower, the United States of America, acting through the entities named therein, and the other parties thereto and the settlement approved by the SEC, on June 6, 2005, relating to the action filed by the SEC on March 19, 2003, against, among others, the Borrower.

“Settlement Notes” means any Indebtedness evidenced by notes issued in connection with any settlement of any litigation or other proceedings disclosed on Schedule 3.10.

“Shareholder Litigation” means the federal securities class actions and the derivative actions brought against the Borrower and/or certain of its former directors and officers and certain other parties in the United States District Court for the Northern District of Alabama and the Circuit Court in Jefferson County, Alabama relating to financial reporting and related activity that occurred at the Borrower during periods ended in March 2003.

“Specified Deposit Accounts” means all concentration accounts, investment accounts, automated clearing house accounts and similar accounts maintained by the Borrower.

“Specified Divestiture” means any of (a) the Permitted Diagnostic Divestiture, (b) the Permitted Outpatient Rehabilitation Divestiture and (c) the Permitted Surgery Center Divestiture.

“Specified Property” means (a) the real property and improvements thereon set forth in Schedule 1.01C and (b) other real property and improvements thereon identified from time to time after the Original Effective Date and prior to the acquisition or construction of such real property or improvements by written notice from the Borrower to the Administrative Agent (which notice shall also contain a reasonably detailed summary of the construction and other improvements that the Borrower intends to make on the applicable real property) and reasonably acceptable to the Administrative Agent; provided, that the acquisition of or construction of improvements on any such real property shall not have been financed in whole or in part with any Indebtedness other than Revolving Loans.

“Specified Sale and Leaseback Transaction” means (i) a Sale and Leaseback Transaction consisting of a sale or other transfer of a Specified Property to a real estate investment trust or other Person within 180 days after completion of all principal construction and improvements set forth in Schedule 1.01C or in the original notice of such Specified Property delivered to the Administrative Agent and the simultaneous lease of such Specified Property by such real estate investment trust or other Person to the Borrower or a Subsidiary, (ii) a Sale and Leaseback Transaction, to the extent the net proceeds received in connection therewith are applied to repay the Term Loans and (iii) a Sale and Leaseback Transaction that is a Birmingham Hospital Transaction.

“Specified Tax Refunds” has the meaning assigned to such term in the definition of “Prepayment Event”.

“Stated Maturity” when used with respect to any security or any installment of interest thereon, means that date specified in such security as the fixed date on which the principal of such security or such installment of interest is due and payable.

“Statutory Reserve Rate” means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board to which the Administrative Agent is subject for eurocurrency funding (currently referred to as “Eurocurrency Liabilities” in Regulation D of the Board).  Such reserve percentages shall include those imposed pursuant to such Regulation D.  Eurodollar Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation.  The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

“Sub-Account” has the meaning assigned to such term in Section 2.05(n).

“Subordinated Indebtedness” of any Person means any Indebtedness of such Person that is subordinated in right of payment to the Obligations or any of them.

“subsidiary” means, with respect to any Person (the “parent”) at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise Controlled by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

“Subsidiary” means any subsidiary of the Borrower.

“Subsidiary Loan Party” means any Subsidiary that is, or is required under the terms of this Agreement to be, a party to any Security Document.

“Successor” has the meaning assigned to such term in Section 6.05.

“Swap Agreement” means any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Borrower or the Subsidiaries shall be a Swap Agreement.

“Swingline Exposure” means, at any time, the aggregate principal amount of all Swingline Loans outstanding at such time.  The Swingline Exposure of any Revolving Lender at any time shall be its Applicable Aggregate Revolving Percentage of the total Swingline Exposure at such time.

“Swingline Lender” means JPMorgan Chase Bank, N.A., in its capacity as lender of Swingline Loans hereunder.

“Swingline Loan” means a Loan made pursuant to Section 2.04.

“Syndicated Interests” has the meaning set forth in the definition of Syndications.

“Syndicated Person” means a Person the partnership or other equity interests of which constitute Syndicated Interests.

“Syndications” means the sale of partnership or other equity interests (“Syndicated Interests”) in Subsidiaries or other Persons Controlled by the Borrower that own or operate surgery, diagnostic or other healthcare facilities to (i) participating physicians, radiologists and other specialists, (ii) professional corporations and other legal entities owned or controlled by such participating physicians, radiologists and other specialists, and (iii) participating hospitals and other healthcare providers.

“Synthetic Deposit” means a Tranche 1 Synthetic Deposit or an Additional Tranche Synthetic Deposit.

“Synthetic Deposit Accounts” has the meaning assigned to such term in Section 2.05(n).  At any time when only one Synthetic Deposit Account shall be in effect, all references herein to “Synthetic Deposit Accounts” shall be deemed to be solely to such Synthetic Deposit Account.

“Synthetic Deposit Return” has the meaning assigned to such term in Section 2.05(q).

“Synthetic LC Availability Period” means the Tranche 1 Synthetic LC Availability Period or any Additional Tranche Synthetic LC Availability Period.

“Synthetic LC Commitment” means a Tranche 1 Synthetic LC Commitment or an Additional Tranche Synthetic LC Commitment.

“Synthetic LC Disbursement” means any payment made by an Issuing Bank pursuant to a Synthetic Letter of Credit.

“Synthetic LC Exposure” means, at any time, the sum of (a) the aggregate undrawn amount of all outstanding Synthetic Letters of Credit at such time plus (b) the aggregate amount of all Synthetic LC Disbursements that have not yet been reimbursed by or on behalf of the Borrower at such time.  The Synthetic LC Exposure of any Lender at any time shall be its Applicable Aggregate Synthetic LC Percentage of the total Synthetic LC Exposure at such time.

“Synthetic LC Lender” means any Tranche 1 Synthetic LC Lender or any Additional Tranche Synthetic LC Lender.

“Synthetic LC Maturity Date” means the Tranche 1 Synthetic LC Maturity Date or any Additional Tranche Synthetic LC Maturity Date.

“Synthetic Letter of Credit” means a Letter of Credit as to which the Administrative Agent may apply Synthetic Deposits for purposes of reimbursing Synthetic LC Disbursements in accordance with Section 2.05.

“Taxes” means any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority.

“Term Lender” means any Tranche 1 Term Lender, any Tranche 2 Term Lender or any Additional Tranche Term Lender.

“Term Loan” means any Tranche 1 Term Loan, any Tranche 2 Term Loan or any Additional Tranche Term Loan.

“Term Maturity Date” means the Tranche 1 Term Maturity Date, the Tranche 2 Term Maturity Date or an Additional Tranche Term Maturity Date.

“Tranche 1 Revolving Availability Period” means the period from the Original Effective Date to but excluding the earlier of the Tranche 1 Revolving Credit Maturity Date and the date of termination of the Tranche 1 Revolving Commitments.

“Tranche 1 Revolving Commitment” means, with respect to each Lender, the commitment, if any, of such Lender to make Tranche 1 Revolving Loans and to acquire participations in Revolving Letters of Credit and Swingline Loans hereunder, expressed as an amount representing the maximum aggregate permitted amount of such Lender’s Tranche 1 Revolving Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.08 and (b) reduced or increased from time to time pursuant to Section 2.20 or pursuant to assignments by or to such Lender pursuant to Section 9.04.  The amount of each Lender’s Tranche 1 Revolving Commitment as of the Restatement Effective Date is set forth on Schedule 2.01.  The aggregate amount of the Lenders’ Tranche 1 Revolving Commitments as of the Restatement Effective Date is $400,000,000.  The initial amount of the Tranche 1 Revolving Commitment of any Lender that becomes a Tranche 1 Revolving Lender after the Restatement Effective Date is set forth in the Assignment and Assumption pursuant to which such Lender shall have assumed its Tranche 1 Revolving Commitment.

“Tranche 1 Revolving Credit Maturity Date” means March 10, 2012.

“Tranche 1 Revolving Exposure” means, with respect to any Lender at any time, the sum of the outstanding principal amount of such Lender’s Tranche 1 Revolving Loans and the portions of its Revolving LC Exposure and Swingline Exposure attributable to its Tranche 1 Revolving Commitment at such time.

“Tranche 1 Revolving Lender” means a Lender with a Tranche 1 Revolving Commitment or, if the Tranche 1 Revolving Commitments have terminated or expired, a Lender with Tranche 1 Revolving Exposure.

“Tranche 1 Revolving Loan” means (a) an Original Revolving Loan or (b) a Loan made pursuant to paragraph (b) of Section 2.01.

“Tranche 1 Synthetic Deposit” means, with respect to each Lender, the amount, if any, on deposit in the Tranche 1 Synthetic Deposit Account to the credit of such Lender’s Sub-Account on the Restatement Effective Date, as such amount may be (a) reduced from time to time pursuant to Section 2.05 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04.  The amount of each Lender’s Tranche 1 Synthetic Deposit as of the Restatement Effective Date is set forth on Schedule 2.01.  The aggregate amount of the Lenders’ Tranche 1 Synthetic Deposit as of the Restatement Effective Date is $100,000,000.  The initial amount of the Tranche 1 Synthetic Deposit of any Lender that becomes a Tranche 1 Synthetic Lender after the Restatement Effective Date is set forth in the Assignment and Assumption pursuant to which such Lender shall have acquired its Tranche 1 Synthetic Deposit.

“Tranche 1 Synthetic Deposit Account” has the meaning assigned to such term in Section 2.05(n).

“Tranche 1 Synthetic LC Availability Period” means the period from the Original Effective Date to but excluding the earlier of the Tranche 1 Synthetic LC Maturity Date and the date of termination of the Tranche 1 Synthetic LC Commitments.

“Tranche 1 Synthetic LC Commitment” means, with respect to each Lender, the commitment of such Lender to acquire participations in Synthetic Letters of Credit hereunder, expressed as an amount representing the maximum aggregate permitted amount of such Lender’s Tranche 1 Synthetic LC Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.08 or 2.20 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04.  The amount of each Lender’s Tranche 1 Synthetic LC Commitment as of the Restatement Effective Date is set forth on Schedule 2.01.  The aggregate amount of the Lenders’ Tranche 1 Synthetic LC Commitments as of Restatement Effective Date is $100,000,000.  The initial amount of the Tranche 1 Synthetic LC Commitment of any Lender that becomes a Tranche 1 Synthetic Lender after the Restatement Effective Date is set forth in the Assignment and Assumption pursuant to which such Lender shall have assumed its Tranche 1 Synthetic  LC Commitment.

“Tranche 1 Synthetic LC Exposure” means, with respect to any Lender at any time, the portion of its Synthetic LC Exposure attributable to its Tranche 1 Synthetic LC Commitment at such time.

“Tranche 1 Synthetic LC Lender” means a Lender having a Tranche 1 Synthetic Deposit or any Tranche 1 Synthetic LC Exposure.

“Tranche 1 Synthetic LC Maturity Date” means March 10, 2012.

“Tranche 1 Term Lender” means a Lender with an outstanding Tranche 1 Term Loan.

“Tranche 1 Term Loan” means an Original Term Loan that shall not have been converted to a “Tranche 2 Term Loan” under the Restatement Agreement.

“Tranche 1 Term Maturity Date” means March 10, 2013.

“Tranche 2 Term Lender” means a Lender with an outstanding Tranche 2 Term Loan.

“Tranche 2 Term Loan” means an Original Term Loan that shall have been converted to a “Tranche 2 Term Loan” under the Restatement Agreement.

“Tranche 2 Term Maturity Date” means March 15, 2014; provided, that if, prior to March 15, 2014, the 2014 Notes shall have been repaid in full, whether by (a) repurchase or redemption thereof by the Borrower, (b) defeasance thereof by the Borrower in accordance with the terms thereof or (c) refinancing thereof by the Borrower with the proceeds of Permitted 2014 Notes Refinancing Indebtedness, then, without any further consent or other action from or by any Lender or other party hereto, the Tranche 2 Term Maturity Date shall be automatically extended to September 10, 2015, and thereafter all references herein to the “Tranche 2 Term Maturity Date” shall be deemed to be references to September 10, 2015.

“Transactions” means the execution, delivery and performance by the Borrower of this Agreement, the borrowing of the Loans, the use of the proceeds thereof, the obtaining of the Letters of Credit, the creation of the Liens granted under the Security Documents, the Note Tender Offer and the purchase of Existing Notes pursuant thereto, the Preferred Stock Offering, the prepayment of the loans under and termination of the Existing Senior Secured Credit Agreement, the Existing Senior Subordinated Credit Agreement and the Existing Term Loan Agreement and the other transactions contemplated hereby.

“2014 Notes” means the Borrower’s Floating Rate Senior Notes Due 2014, issued pursuant to the Indenture dated as of June 14, 2006, between the Borrower and The Bank of Nova Scotia Trust Company of New York, as Trustee.

“Type”, when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted LIBO Rate or the Alternate Base Rate.

“USA Patriot Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001, as amended.

“Wholly Owned Subsidiary” of any Person means (i) a subsidiary of which 100% of the Common Equity (except for director’s qualifying shares or certain minority interests owned by other Persons solely due to local law requirements that there be more than one stockholder, but which interest is not in excess of what is required for such purpose) is owned directly by such Person or through one or more other Wholly Owned Subsidiaries of such Person and (ii) any entity other than a corporation in which such Person, directly or indirectly, owns all of the Common Equity of such entity.

“Withdrawal Liability” means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

“Yield Differential” has the meaning assigned to such term in Section 2.20(b).

SECTION 1.02. Classification of Loans and Borrowings.  For purposes of this Agreement, Loans may be classified and referred to by Class (e.g., a “Tranche 1 Revolving Loan”) or by Type (e.g., a “Eurodollar Loan”) or by Class and Type (e.g., a “Eurodollar Tranche 1 Revolving Loan”).  Borrowings also may be classified and referred to by Class (e.g., a “Tranche 1 Revolving Borrowing”) or by Type (e.g., a “Eurodollar Borrowing”) or by Class and Type (e.g., a “Eurodollar Tranche 1 Revolving Borrowing”).

SECTION 1.03. Terms Generally.  The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined.  Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.  The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”.  The word “will” shall be construed to have the same meaning and effect as the word “shall”.  Unless the context requires otherwise (a) any definition of or reference to any agreement (including this Agreement or any other Loan Document), instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

SECTION 1.04. Accounting Terms; GAAP.  (a)  Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that, if the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the Original Effective Date in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.  All financial covenants and financial definitions herein shall be calculated without regard to Statement of Financial Accounting Standards Number 123R, relating to share-based accounting.

(b) All computations required to be made hereunder on a pro forma basis giving effect to any acquisition, investment, sale, disposition or similar event shall reflect on a pro forma basis such event and, to the extent applicable and otherwise permitted under Article 11 of Regulation S-X promulgated under the Securities Act, the historical earnings and cash flows associated with the assets acquired or disposed of, any related incurrence or reduction of Indebtedness and any projected synergies, cost savings and other adjustments or similar benefits expected to be realized as a result of such event.

(c) On and after the consummation of any Specified Divestiture, (i) the financial definitions set forth in this Agreement, including definitions of Consolidated Net Income, Consolidated EBITDA, Adjusted Consolidated EBITDA, Consolidated Interest Expense and Consolidated Total Indebtedness, shall be calculated, in the case of any calculation as of a date preceding, or for a period commencing prior to, such consummation, on a pro forma basis in accordance with Section 1.04(b) to give effect to such Specified Divestiture (including, to the extent permitted under Section 1.04(b), any resulting reduction in corporate overhead expenses and any reduction of Indebtedness with the proceeds thereof) and (ii) compliance by the Borrower with the provisions of this Agreement that employ such financial definitions shall be determined based on such pro forma calculations.

(d) Notwithstanding classification by the Borrower as discontinued operations under GAAP of any business unit of the Borrower to be divested as part of any Specified Divestiture, the assets, liabilities and results of operations of such business unit shall be included in the assets, liabilities and results of operations of the Borrower and the Subsidiaries on a consolidated basis (and in the financial definitions set forth in the Credit Agreement that refer to such assets, liabilities and results of operations of the Borrower and the Subsidiaries on a consolidated basis) until, and to the extent of, the consummation of the sale, transfer or other disposition thereof (it being understood that the foregoing shall not affect the obligations of the Borrower under Section 5.01 to deliver financial statements that are prepared in accordance with GAAP).

SECTION 1.05. Senior Debt Status.  In the event that the Borrower or any Subsidiary shall at any time issue or have outstanding any Indebtedness that by its terms is subordinated or junior to any other Indebtedness of the Borrower or such Subsidiary, the Borrower shall take or cause such Subsidiary to take, as the case may be, all such actions as shall be necessary to cause the Obligations to constitute senior indebtedness (however denominated) in respect of such subordinated Indebtedness and to enable the Lenders to have and exercise any payment blockage or other remedies available or potentially available to holders of senior indebtedness under the terms of such subordinated Indebtedness.  Without limiting the foregoing, the Obligations are hereby designated as “senior indebtedness” and as “designated senior indebtedness” under and in respect of any indentures or other agreements or instruments under which any such subordinated Indebtedness is outstanding and, if relevant, are further given all such other designations as shall be required under the terms of any such subordinated Indebtedness in order that the Lenders or the Administrative Agent may have and exercise any payment blockage or other remedies available or potentially available to holders of senior indebtedness under the terms of such subordinated Indebtedness.

ARTICLE II

The Credits

SECTION 2.01. Term Loans; Revolving Commitments.  (a)   The Borrower and the Term Lenders acknowledge the making of the Original Term Loans under the Original Credit Agreement and agree that, to the extent outstanding on the Restatement Effective Date, the Original Term Loans shall continue to be outstanding as Tranche 1 Term Loans or Tranche 2 Term Loans, as applicable under the Restatement Agreement, pursuant to the terms and conditions of this Agreement and the other Loan Documents.  Amounts repaid in respect of the Term Loans may not be reborrowed.

(b) Subject to the terms and conditions and relying upon the representations and warranties set forth herein, each Tranche 1 Revolving Lender agrees to make Tranche 1 Revolving Loans to the Borrower from time to time during the Tranche 1 Revolving Availability Period in dollars in an aggregate principal amount that will not result in (i) such Lender’s Tranche 1 Revolving Exposure exceeding its Tranche 1 Revolving Commitment or (ii) the sum of the aggregate Tranche 1 Revolving Exposures exceeding the aggregate Tranche 1 Revolving Commitments.  Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Tranche 1 Revolving Loans.

(c) Subject to the terms and conditions set forth herein, Additional Tranche Term Loans and Additional Tranche Revolving Commitments may be established as set forth in Section 2.20.

SECTION 2.02. Loans and Borrowings.  (a)   On the Restatement Effective Date, each Tranche 1 Term Loan is part of a Borrowing consisting of Tranche 1 Term Loans held by the Tranche 1 Term Lenders ratably in accordance with their Tranche 1 Term Loans outstanding on the Restatement Effective Date.  On the Restatement Effective Date, each Tranche 2 Term Loan is part of a Borrowing consisting of Tranche 2 Term Loans held by the Tranche 2 Term Lenders ratably in accordance with their Tranche 2 Term Loans outstanding on the Restatement Effective Date.  Each Tranche 1 Revolving Loan shall be made as part of a Borrowing consisting of Tranche 1 Revolving Loans made by the Tranche 1 Revolving Lenders ratably in accordance with their respective Tranche 1 Revolving Commitments.  Each Additional Tranche Term Loan or Additional Tranche Revolving Loan of any Class shall be made as part of a Borrowing consisting of Loans of such Class made by the Lenders of such Class ratably in accordance with their Commitments of such Class.  The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Commitments of the Lenders are several and no Lender shall be responsible for any other Lender’s failure to make Loans as required.

(b) Subject to Section 2.14, (i) each Borrowing shall be comprised entirely of ABR Loans or Eurodollar Loans as the Borrower may request in accordance herewith; provided that each Swingline Loan shall be an ABR Loan.  Each Lender at its option may make any Eurodollar Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement.

(c) At the commencement of each Interest Period for any Eurodollar Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiple of $1,000,000 and not less than $5,000,000; provided that a Eurodollar Borrowing that results from a continuation of an outstanding Eurodollar Borrowing may be in an aggregate amount that is equal to such outstanding Borrowing.  At the time that each ABR Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of $1,000,000 and not less than $5,000,000; provided that an ABR Revolving Borrowing of any Class may be in an aggregate amount that is equal to the entire unused balance of the total Revolving Commitments of such Class or that is required to finance the reimbursement of an LC Disbursement as contemplated by Section 2.05(e).  Borrowings of more than one Class and Type may be outstanding at the same time; provided that there shall not at any time be more than a total of 20 Eurodollar Borrowings outstanding.

(d) Notwithstanding any other provision of this Agreement, the Borrower shall not be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after, as applicable, the Tranche 1 Term Maturity Date, the Tranche 2 Term Maturity Date, the Tranche 1 Revolving Credit Maturity Date or, in the case of a Borrowing consisting of Additional Tranche Loans of any Class, the scheduled final maturity date of such Additional Tranche Loans, as set forth in the applicable Additional Tranche Amendment.

SECTION 2.03. Requests for Revolving Borrowings.  To request a Revolving Borrowing, the Borrower shall notify the Administrative Agent of such request by telephone (a) in the case of a Eurodollar Borrowing, not later than 1:00 p.m., New York City time, three Business Days before the date of the proposed Borrowing or (b) in the case of an ABR Borrowing, not later than 1:00 p.m., New York City time, one Business Day before the date of the proposed Borrowing; provided that any such notice of an ABR Borrowing to finance the reimbursement of an LC Disbursement as contemplated by Section 2.05(e) may be given not later than 11:00 a.m., New York City time, on the date of the proposed Borrowing.  Each such telephonic Borrowing Request shall be irrevocable and shall be confirmed promptly by hand delivery or facsimile to the Administrative Agent of a written Borrowing Request in a form reasonably acceptable to the Administrative Agent and signed by the Borrower.  Each such telephonic and written Borrowing Request shall specify the following information in compliance with Section 2.02:

(i) the Class and aggregate amount of the requested Borrowing;

(ii) the date of such Borrowing, which shall be a Business Day;

(iii) whether such Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing;

(iv) in the case of a Eurodollar Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term “Interest Period”; and

(v) the location and number of the Borrower’s account to which funds are to be disbursed, which shall comply with the requirements of Section 2.06 or, in the case of any ABR Revolving Borrowing requested to finance the reimbursement of an LC Disbursement as contemplated by Section 2.05(e), the identity of the Issuing Bank that made such LC Disbursement and the location and number of its account to which funds are to be disbursed.

If no election as to the Type of a Borrowing is specified, then the requested Borrowing shall be an ABR Borrowing.  If no Interest Period is specified with respect to any requested Eurodollar Borrowing, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration.  Promptly following receipt of a Borrowing Request in accordance with this Section, the Administrative Agent shall advise each Lender of the applicable Class of the details thereof and of the amount of such Lender’s Revolving Loan to be made as part of the requested Borrowing.

SECTION 2.04. Swingline Loans.  (a)  Subject to the terms and conditions set forth herein, the Swingline Lender agrees to make Swingline Loans to the Borrower from time to time during any Revolving Availability Period in an aggregate principal amount at any time outstanding that will not result in (i) the aggregate principal amount of outstanding Swingline Loans exceeding $25,000,000 or (ii) the aggregate Revolving Exposures of any Class exceeding the aggregate Revolving Commitments of such Class; provided that the Swingline Lender shall not be required to make a Swingline Loan to refinance an outstanding Swingline Loan.  Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Swingline Loans.

(b) To request a Swingline Loan, the Borrower shall notify the Administrative Agent of such request by telephone (confirmed by hand delivery or facsimile), not later than 12:00 noon, New York City time, on the day of the proposed Swingline Loan.  Each such notice shall be irrevocable and shall specify the requested date (which shall be a Business Day) and amount of the requested Swingline Loan.  The Administrative Agent will promptly advise the Swingline Lender of any such notice received from the Borrower.  The Swingline Lender shall make each Swingline Loan available to the Borrower pursuant to instructions previously agreed upon between the Swingline Lender and the Borrower by 2:00 p.m., New York City time, on the requested date of such Swingline Loan.  Each Revolving Lender acknowledges and agrees that in making any Swingline Loan, the Swingline Lender shall be entitled to rely, and shall not incur any liability for relying, upon the representations and warranties of the Borrower deemed made pursuant to Section 4.02.

(c) The Swingline Lender may by written notice given to the Administrative Agent not later than 12:00 noon, New York City time, on any Business Day require the Revolving Lenders to acquire participations on such Business Day in all or a portion of the Swingline Loans outstanding.  Such notice shall specify the aggregate amount of Swingline Loans in which Revolving Lenders will participate.  Promptly upon receipt of such notice, the Administrative Agent will give notice thereof to each Revolving Lender, specifying in such notice such Lender’s Applicable Aggregate Revolving Percentage of such Swingline Loan or Loans.  Each Revolving Lender hereby absolutely and unconditionally agrees to pay, upon receipt of notice as provided above, to the Administrative Agent, for the account of the Swingline Lender, such Lender’s Applicable Aggregate Revolving Percentage of such Swingline Loan or Loans.  Each Revolving Lender acknowledges and agrees that its obligation to acquire participations in Swingline Loans pursuant to this paragraph is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or reduction or termination of the Revolving Commitments of any Class, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.  Each Revolving Lender shall comply with its obligations under this paragraph by wire transfer of immediately available funds, in the same manner as provided in Section 2.06 with respect to Loans made by such Lender (and Section 2.06 shall apply, mutatis mutandis, to the payment obligations of the Revolving Lenders pursuant to this paragraph), and the Administrative Agent shall promptly remit to the Swingline Lender the amounts so received by it from the Revolving Lenders.  The Administrative Agent shall promptly notify the Borrower of any participations in any Swingline Loans acquired pursuant to this paragraph, and thereafter payments in respect of such Swingline Loans shall be made to the Administrative Agent and not to the Swingline Lender.  Any amounts received by the Swingline Lender from the Borrower (or other party on behalf of the Borrower) in respect of a Swingline Loan after receipt by the Swingline Lender of the proceeds of a sale of participations therein shall be promptly remitted to the Administrative Agent; any such amounts received by the Administrative Agent shall be promptly remitted by the Administrative Agent to the Revolving Lenders that shall have made their payments pursuant to this paragraph and to the Swingline Lender, as their interests may appear.  The purchase of participations in a Swingline Loan pursuant to this paragraph shall not relieve the Borrower of any default in the payment thereof.

SECTION 2.05. Letters of Credit.  (a)  General.  Subject to the terms and conditions set forth herein, the Borrower may request any Issuing Bank to issue Letters of Credit for its own account or, so long as the Borrower is a joint and several co-applicant with respect thereto, for the account of any of the Subsidiaries, in a form reasonably acceptable to the Administrative Agent and the applicable Issuing Bank, at any time and from time to time during any Letter of Credit Availability Period.  In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by the Borrower to, or entered into by the Borrower with, an Issuing Bank relating to any Letter of Credit, the terms and conditions of this Agreement shall control.  Each Existing Letter of Credit shall be deemed to be a Revolving Letter of Credit or a Synthetic Letter of Credit (as provided in Schedule 2.05 and subject to paragraph (b) below) for all purposes hereof and shall be deemed to have been issued hereunder on the Original Effective Date.

(b)  Notice of Issuance, Amendment, Renewal and Extension; Certain Conditions.  To request the issuance of a Letter of Credit (or the amendment, renewal or extension of an outstanding Letter of Credit), the Borrower shall hand deliver or send by facsimile (or transmit by electronic communication, if arrangements for doing so have been approved by the recipient) to the applicable Issuing Bank and the Administrative Agent (reasonably in advance of the requested date of issuance, amendment, renewal or extension) a notice requesting the issuance of such Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, and specifying the date of issuance, amendment, renewal or extension, as applicable (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with paragraph (c) of this Section), whether such Letter of Credit shall be a Revolving Letter of Credit or a Synthetic Letter of Credit, the amount of such Letter of Credit, the name and address of the beneficiary thereof, the account party for such Letter of Credit and such other information as shall be necessary to enable the applicable Issuing Bank to prepare, amend, renew or extend such Letter of Credit.  If requested by the applicable Issuing Bank, the Borrower also shall submit a letter of credit application on the applicable Issuing Bank’s standard form in connection with any request for a Letter of Credit.  A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit the Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension, (i) the aggregate Revolving Exposures of any Class will not exceed the aggregate Revolving Commitments of such Class, (ii) the total Synthetic LC Exposure will not exceed the aggregate Synthetic LC Commitments, (iii) the total Revolving LC Exposure will not exceed $200,000,000, (iv) if such Letter of Credit is a Revolving Letter of Credit with a term extending beyond the Revolving Credit Maturity Date applicable to the Revolving Commitments of any Class, the aggregate Revolving LC Exposure attributable to Revolving Letters of Credit expiring after such Revolving Credit Maturity Date will not exceed the aggregate Revolving Commitments that are scheduled to remain in effect after such Revolving Credit Maturity Date and (v) if such Letter of Credit is a Synthetic Letter of Credit with a term extending beyond the Synthetic LC Maturity Date applicable to the Synthetic LC Commitments of any Class, the aggregate Synthetic LC Exposure attributable to Synthetic Letters of Credit expiring after such Synthetic LC Maturity Date will not exceed the aggregate Synthetic LC Commitments that are scheduled to remain in effect after such Synthetic LC Maturity Date; provided that clauses (iv) and (v) shall not apply to the issuance, amendment, renewal or extension of any Revolving Letter of Credit or any Synthetic Letter of Credit, as applicable, that is a Cash Collateralized Letter of Credit solely insofar as the term thereof extends beyond the latest Revolving Credit Maturity Date or the latest Synthetic LC Maturity Date, as applicable, then in effect (but will apply insofar as the term thereof extends beyond any other Revolving Credit Maturity Date or any other Synthetic LC Maturity Date, as applicable).  Each Revolving Lender and each Synthetic LC Lender acknowledges and agrees that, in issuing, amending, renewing or extending any Letter of Credit, the Issuing Bank shall be entitled to rely, and shall not incur any liability for relying, upon the representations and warranties of the Borrower deemed to be made pursuant to Section 4.02.  By written notice to the Administrative Agent, the Borrower may redesignate (A) any Revolving Letter of Credit as a Synthetic Letter of Credit or (B) any Synthetic Letter of Credit as a Revolving Letter of Credit if, after giving effect to such designation, the conditions set forth in the immediately preceding sentence shall be satisfied.  Each Issuing Bank agrees that it shall not permit any issuance, amendment, renewal or extension of a Letter of Credit to occur unless it shall have given to the Administrative Agent written notice thereof required under paragraph (k) of this Section.

(c) Expiration Date.  Each Letter of Credit shall expire at or prior to the close of business on the earlier of (i) the date one year after the date of the issuance of such Letter of Credit (or, in the case of any renewal or extension thereof, one year after such renewal or extension) and (ii) the date that is five Business Days prior to the latest Revolving Credit Maturity Date (in the case of a Revolving Letter of Credit) or the latest Synthetic LC Maturity Date (in the case of a Synthetic Letter of Credit); provided that (A) any Letter of Credit may contain customary automatic renewal provisions agreed upon by the Borrower and the applicable Issuing Bank pursuant to which the expiration date shall be automatically extended for a period of up to 12 months (but not to a date later than the date set forth in clause (ii) above), subject to a right on the part of such Issuing Bank to prevent any such renewal from occurring by giving notice to the beneficiary by a specified time in advance of any such renewal and (B) any Letter of Credit may expire after the applicable date referred to in clause (ii) above if such Letter of Credit is, at the time it is issued, renewed or extended, cash collateralized in an amount and manner and pursuant to documentation approved in writing by the applicable Issuing Bank (any such Letter of Credit being referred to as the “Cash Collateralized Letter of Credit”).

(d) Participations.  (i)  By the issuance of a Revolving Letter of Credit (or an amendment to a Revolving Letter of Credit increasing the amount thereof) and without any further action on the part of the applicable Issuing Bank or the Revolving Lenders, the applicable Issuing Bank hereby grants to each Revolving Lender, and each Revolving Lender hereby acquires from such Issuing Bank, a participation in such Revolving Letter of Credit equal to such Revolving Lender’s Applicable Aggregate Revolving Percentage of the aggregate amount available to be drawn under such Revolving Letter of Credit.  In consideration and in furtherance of the foregoing, each Revolving Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of each Issuing Bank, such Revolving Lender’s Applicable Aggregate Revolving Percentage of each Revolving LC Disbursement made by such Issuing Bank and not reimbursed by the Borrower on the date due as provided in paragraph (e) of this Section, or of any reimbursement payment required to be refunded to the Borrower for any reason.    Each Revolving Lender acknowledges and agrees that its obligation to acquire participations pursuant to this subparagraph in respect of Revolving Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Revolving Letter of Credit or the occurrence and continuance of a Default or reduction or termination of the Revolving Commitments of any Class, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.

(ii) By the issuance of a Synthetic Letter of Credit (or an amendment to a Synthetic Letter of Credit increasing the amount thereof) and without any further action on the part of the applicable Issuing Bank or the Synthetic LC Lenders, the applicable  Issuing Bank hereby grants to each Synthetic LC Lender, and each Synthetic LC Lender hereby acquires from such Issuing Bank, a participation in such Synthetic Letter of Credit equal to such Synthetic LC Lender’s Applicable Aggregate Synthetic LC Percentage of the aggregate amount available to be drawn under such Synthetic Letter of Credit.  In consideration and in furtherance of the foregoing, each Synthetic LC Lender hereby absolutely and unconditionally agrees that if an Issuing Bank makes a Synthetic LC Disbursement that is not reimbursed by the Borrower on the date due as provided in paragraph (e) of this Section, or is required to refund any reimbursement payment in respect of a Synthetic LC Disbursement to the Borrower for any reason, the Administrative Agent shall reimburse the applicable Issuing Bank for such Synthetic LC Lender’s Applicable Aggregate Synthetic LC Percentage of the amount of such Synthetic LC Disbursement from such Synthetic LC Lender’s Synthetic Deposits (such reimbursement to be made, in the case of any Synthetic LC Lender having a Synthetic Deposit of more than one Class, ratably among such Synthetic LC Lender’s Synthetic Deposits).  In the event the Synthetic Deposit Accounts are charged by the Administrative Agent to reimburse the applicable Issuing Bank for an unreimbursed Synthetic LC Disbursement, the Borrower shall pay over to the Administrative Agent in reimbursement of the applicable Synthetic LC Disbursement an amount equal to the amount so charged, as provided in paragraph (e) of this Section, and such payment shall be deposited by the Administrative Agent in the Synthetic Deposit Account (such deposit to be made, in the event more than one Synthetic Deposit Account shall then be in effect, ratably among the Synthetic Deposit Accounts), and credited to the Sub-Accounts of he applicable Synthetic LC Lenders in accordance with their Applicable Tranche Synthetic LC Percentages.  Each Synthetic LC Lender acknowledges and agrees that its obligation to acquire and fund participations in respect of Synthetic Letters of Credit pursuant to this subparagraph is unconditional and irrevocable and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Synthetic Letter of Credit or the occurrence and continuance of a Default or reduction or termination of the Synthetic LC Commitments of any Class, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.  Without limiting the foregoing, each Synthetic LC Lender irrevocably authorizes the Administrative Agent to apply amounts of its Synthetic Deposits as provided in this subparagraph.

(iii)  Notwithstanding anything to the contrary in subparagraphs (i) and (ii) above or in paragraph (e) below, in the event that (A) on the latest Revolving Credit Maturity Date any Revolving Letter of Credit shall be a Cash Collateralized Letter of Credit, then the Revolving Lenders shall be deemed to have no participations in, and no obligations with respect to, such Revolving Letter of Credit except to the extent of the Revolving LC Disbursements made thereunder on or prior to the date that is five Business Days prior to such Revolving Credit Maturity Date, and (B) on the latest Synthetic LC Maturity Date any Synthetic Letter of Credit shall be a Cash Collateralized Letter of Credit, then the Synthetic LC Lenders shall be deemed to have no participations in, and no obligations with respect to, such Synthetic Letter of Credit except to the extent of Synthetic LC Disbursements made thereunder on or prior to the date that is five Business Days prior to such Synthetic LC Maturity Date (it being understood that, in respect of each such Revolving LC Disbursement and Synthetic LC Disbursement, each applicable Issuing Bank shall have all the rights and privileges set forth in subparagraphs (ii) and (iii) above and in paragraph (e) below).

(e) Reimbursement.  (i) If an Issuing Bank shall make any LC Disbursement in respect of a Letter of Credit, the Borrower shall reimburse such LC Disbursement by paying to the Administrative Agent an amount equal to such LC Disbursement not later than 2:00 p.m., New York City time, on (A) the Business Day that the Borrower receives notice of such LC Disbursement, if such notice is received prior to 10:00 a.m., New York City time, on any Business Day, or (B) the Business Day immediately following the day that the Borrower receives notice of such LC Disbursement, if such notice is not received prior to such time on any Business Day or is received on a day that is not a Business Day; provided that, if such LC Disbursement is not less than $10,000,000, the Borrower may, subject to the conditions to borrowing set forth herein, request in accordance with Section 2.03 that such payment be financed with the proceeds of an ABR Revolving Borrowing in an equivalent amount.

(ii)  If the Borrower fails to make any payment described in subparagraph (i) above with respect to a Revolving Letter of Credit, the Administrative Agent shall notify each Revolving Lender of the applicable Revolving LC Disbursement, the payment then due from the Borrower in respect thereof and such Revolving Lender’s Applicable Aggregate Revolving Percentage thereof.  Promptly following receipt of such notice and in no event later than one Business Day following receipt of such notice, each Revolving Lender shall pay to the Administrative Agent its Applicable Aggregate Revolving Percentage of the payment then due from the Borrower, in the same manner as provided in Section 2.06 with respect to Revolving Loans made by the Revolving Lenders to the Borrower (and Section 2.06 shall apply, mutatis mutandis, to the payment obligations of the Revolving Lenders pursuant to this subparagraph), and the Administrative Agent shall promptly remit to the applicable Issuing Bank the amounts so received by it from the Revolving Lenders.  Promptly following receipt by the Administrative Agent of any payment from the Borrower in respect of any Revolving LC Disbursement, and in any event within one Business Day thereafter, the Administrative Agent shall distribute such payment to the applicable Issuing Bank or, to the extent that Revolving Lenders have made payments pursuant to this subparagraph to reimburse such Issuing Bank, then to such Revolving Lenders and such Issuing Bank as their interests may appear.  Any payment made by a Revolving Lender pursuant to this subparagraph to reimburse an Issuing Bank for any Revolving LC Disbursement shall not constitute a Loan and shall not relieve the Borrower (or any other account party in respect of the relevant Revolving Letter of Credit) of its obligation to reimburse such Revolving LC Disbursement.

(iii)  If the Borrower fails to make any payment described in subparagraph (i) above with respect to a Synthetic Letter of Credit, the Administrative Agent shall notify each Synthetic LC Lender of the applicable Synthetic LC Disbursement, the payment then due from the Borrower in respect thereof and such Synthetic LC Lender’s Applicable Aggregate Synthetic LC Percentage thereof, and the Administrative Agent shall promptly pay to the applicable Issuing Bank each Synthetic LC Lender’s Applicable Aggregate Synthetic LC Percentage of such Synthetic LC Disbursement from such Synthetic LC Lender’s Synthetic Deposits (such payment to be made, in the case of any Synthetic LC Lender having a Synthetic Deposit of more than one Class, ratably among all the Synthetic Deposits of such Synthetic LC Lender).  Promptly following receipt by the Administrative Agent of any payment by the Borrower in respect of any Synthetic LC Disbursement, the Administrative Agent shall distribute such payment to the applicable Issuing Bank or, to the extent payments have been made from the Synthetic Deposits, deposit such payment in the Synthetic Deposit Account (such deposit to be made, in the event more than one Synthetic Deposit Account shall then be in effect, ratably among the Synthetic Deposit Accounts), and credit such deposit to the Sub-Accounts of the applicable Synthetic LC Lenders in accordance with their Applicable Tranche Synthetic LC Percentages.  The Borrower acknowledges that each payment made pursuant to this subparagraph in respect of any Synthetic LC Disbursement is required to be made for the benefit of the distributees indicated in the immediately preceding sentence.  Any payment made from the Synthetic Deposits, or from funds of the Administrative Agent, pursuant to this subparagraph to reimburse an Issuing Bank for any Synthetic LC Disbursement shall not constitute a Loan and shall not relieve the Borrower (or any other account party in respect of the relevant Synthetic Letter of Credit) of its obligation to reimburse such Synthetic LC Disbursement.

(f) Obligations Absolute.  The Borrower’s obligation to reimburse LC Disbursements as provided in paragraph (e) above shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit or this Agreement, or any term or provision therein, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by an Issuing Bank under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit, or (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of, or provide a right of setoff against, the Borrower’s obligations hereunder.  None of the Administrative Agent, the LC Lenders or the Issuing Banks, or any of their Related Parties, shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of an Issuing Bank; provided that the foregoing shall not be construed to excuse any Issuing Bank from liability to the Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Borrower to the extent permitted by applicable law) suffered by the Borrower that are caused by such Issuing Bank’s failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof.  The parties hereto expressly agree that, in the absence of gross negligence or wilful misconduct on the part of an Issuing Bank (as finally determined by a court of competent jurisdiction), such Issuing Bank shall be deemed to have exercised care in each such determination.  In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented which appear on their face to be in substantial compliance with the terms of a Letter of Credit, the applicable Issuing Bank may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit.

(g) Disbursement Procedures.  Each Issuing Bank shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit issued by it.  Such Issuing Bank shall promptly notify the Administrative Agent and the Borrower by telephone (confirmed by hand delivery or facsimile) of such demand for payment and whether such Issuing Bank has made or will make an LC Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not relieve the Borrower of its obligation to reimburse such Issuing Bank and the LC Lenders with respect to any such LC Disbursement.

(h) Interim Interest.  If an Issuing Bank shall make any LC Disbursement, then, unless the Borrower shall reimburse or refinance such LC Disbursement in full on the date such LC Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that the Borrower reimburses such LC Disbursement, at a rate per annum (computed in accordance with Section 2.13(e)) equal to (i) with respect to any unreimbursed Revolving LC Disbursement, (A) as to the portion thereof equal to the product of (x) the amount of such unreimbursed Revolving LC Disbursement and (y) the sum of the Applicable Aggregate Revolving Percentages of all the Tranche 1 Revolving Lenders attributable to their Tranche 1 Revolving Commitments, the rate then applicable to ABR Tranche 1 Revolving Loans and (B) as to the portion thereof equal to the product of (x) the amount of such unreimbursed Revolving LC Disbursement and (y) the sum of the Applicable Aggregate Revolving Percentages of all the Revolving Lenders of any single other Class attributable to their Revolving Commitments of such Class, the rate then applicable to ABR Revolving Loans of such Class, and (ii) with respect to each Synthetic LC Disbursement, (A) as to the portion thereof equal to the product of (x) the amount of such unreimbursed Synthetic LC Disbursement and (y) the sum of the Applicable Aggregate Synthetic LC Percentages of all the Tranche 1 Synthetic LC Lenders attributable to their Tranche 1 Synthetic LC Commitments, the rate then applicable to ABR Tranche 1 Term Loans, and (B) as to the portion thereof equal to the product of (x) the amount of such unreimbursed Synthetic LC Disbursement and (y) the sum of the Applicable Aggregate Synthetic LC Percentages of all the Synthetic LC Lenders of any single other Class attributable to their Synthetic LC Commitments of such Class, the rate specified in the applicable Additional Tranche Amendment; provided that, if the Borrower fails to reimburse such LC Disbursement when due pursuant to paragraph (e) of this Section, then Section 2.13(c) shall apply.  Interest accrued pursuant to this paragraph shall be for the account of the applicable Issuing Bank, except that interest accrued on and after the date of payment by any LC Lender pursuant to paragraph (e) of this Section to reimburse such Issuing Bank shall be for the account of such LC Lender to the extent of such payment (it being agreed that the rate at which such interest shall be deemed to accrue for the account of the LC Lenders of any Class shall correspond to the rate at which, pursuant to the next preceding sentence, interest accrues on the portion of the applicable unreimbursed LC Disbursement equal to the product of (x) the amount of such LC Disbursement and (y) the sum of the Applicable Aggregate Revolving Percentages or the Applicable Aggregate Synthetic LC Percentages, as the case may be, of all the LC Lenders of such Class).

(i) Termination of an Issuing Bank.  Any Issuing Bank may cease to be an Issuing Bank at any time by written agreement among the Borrower, the Administrative Agent and such Issuing Bank.  The Administrative Agent shall promptly notify the LC Lenders of any such termination of an Issuing Bank.  At the time any such termination shall become effective, the Borrower shall pay all unpaid fees accrued for the account of the terminated Issuing Bank pursuant to Section 2.12.  After the termination of an Issuing Bank hereunder, such Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit issued by it prior to such termination, but shall not be required to issue additional Letters of Credit.

(j) Additional Issuing Banks.  The Borrower may, at any time and from time to time, with the consent of the Administrative Agent (which consent shall not be unreasonably withheld, delayed or conditioned) and the designated Lender, designate one or more additional Lenders to act as an Issuing Bank under the terms of this Agreement, and any Lender so designated shall become an Issuing Bank hereunder.

(k) Issuing Bank Reports.  Unless otherwise agreed by the Administrative Agent, each Issuing Bank shall report in writing to the Administrative Agent (i) on or prior to each Business Day on which such Issuing Bank issues, amends, renews or extends any Letter of Credit, the date of such issuance, amendment, renewal or extension, and the aggregate face amount of the Letters of Credit issued, amended, renewed or extended by it and outstanding after giving effect to such issuance, amendment, renewal or extension (and whether the amount thereof shall have changed), (ii) on each Business Day on which such Issuing Bank makes any LC Disbursement, the date and amount of such LC Disbursement, (iii) on any Business Day on which the Borrower fails to reimburse an LC Disbursement required to be reimbursed to such Issuing Bank on such day, the date of such failure and the amount of such LC Disbursement and (iv) on any other Business Day, such other information as the Administrative Agent shall reasonably request as to the Letters of Credit issued by such Issuing Bank and outstanding on such Business Day.

(l) Cash Collateralization.  If any Event of Default shall occur and be continuing, on the Business Day that the Borrower receives notice from the Administrative Agent or the Required Lenders (or, if the maturity of any Loans has been accelerated, LC Lenders with LC Exposures representing more than 50% of the total LC Exposure) demanding the deposit of cash collateral pursuant to this paragraph, the Borrower shall deposit in an account with the Administrative Agent, in the name of the Administrative Agent and for the benefit of the Lenders, an amount in cash equal to the LC Exposure as of such date plus any accrued and unpaid interest thereon; provided that the obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to the Borrower described in clause (h) or (i) of Article VII.  The Borrower also shall deposit cash collateral in accordance with this paragraph as and to the extent required by Section 2.11.  Each such deposit shall be held by the Administrative Agent as collateral for the payment and performance of the Obligations under this Agreement.  The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account.  Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of the Administrative Agent and at the Borrower’s risk and expense (provided that such cash collateral shall be invested solely in investments that provide for preservation of capital), such deposits shall not bear interest.  Interest or profits, if any, on such investments shall accumulate in such account.  Moneys in such account shall be applied by the Administrative Agent to reimburse the Issuing Banks for LC Disbursements for which they have not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Borrower for the LC Exposure at such time or, if the maturity of the Loans has been accelerated (but subject to the consent of LC Lenders with LC Exposures representing more than 50% of the total LC Exposure), be applied to satisfy other obligations of the Borrower under this Agreement.  If the Borrower is required to deposit cash collateral hereunder as a result of the occurrence of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to the Borrower (i) within three Business Days after all Events of Default have been cured or waived and (ii) immediately after the payment and performance in full of all Obligations hereunder and the termination of this Agreement.

(m) Rights of Issuing Bank.  Each Issuing Bank shall, to the extent applicable, have all of the benefits and immunities provided to the Administrative Agent under this Agreement with respect to any actions taken or not taken by such Issuing Bank in connection with Letters of Credit.

(n) Establishment of Synthetic Deposit Accounts and Sub-Accounts.  On or prior to the Original Effective Date, the Administrative Agent established a deposit account (the “Tranche 1 Synthetic Deposit Account”) of the Administrative Agent at JPMorgan Chase Bank, N.A., New York branch, with the title “HealthSouth 2006 Credit Agreement Tranche A Deposit Account” (which title shall, on the Restatement Effective Date, be changed to be the “HealthSouth 2006 Credit Agreement Tranche 1 Synthetic Deposit Account”), and the Administrative Agent shall from time to time establish additional deposit accounts with corresponding titles in connection with the establishment of any Additional Tranche Synthetic LC Commitments (each, an “Additional Tranche Synthetic Deposit Account” and, collectively and together with the Tranche 1 Synthetic Deposit Account, the “Synthetic Deposit Accounts”).  The Administrative Agent shall maintain records enabling it to determine at any time the amount of the interest of each Synthetic LC Lender in any Synthetic Deposit Account (the interest of each Synthetic LC Lender in any Synthetic Deposit Account, as evidenced by such records, being referred to as such Synthetic LC Lender’s “Sub-Account” under such Synthetic Deposit Account).  The Administrative Agent shall establish such additional Sub-Accounts for assignee Synthetic LC Lenders as shall be required pursuant to Section 9.04(b) and shall make appropriate transfers between Synthetic Deposit Accounts and Sub-Accounts to reflect any conversion of Synthetic LC Commitments pursuant to Section 2.20.  No Person (other than the Administrative Agent) shall have the right to make any withdrawal from any Synthetic Deposit Account or to exercise any other right or power with respect thereto except as expressly provided in paragraph (p) below or in Section 9.04(b).  Without limiting the generality of the foregoing, each party hereto acknowledges and agrees that the Synthetic Deposits are and will at all times be property of the applicable Synthetic LC Lenders, and that no amount on deposit at any time in the Synthetic Deposit Account shall be the property of any of the Loan Parties, constitute “Collateral” under the Loan Documents or otherwise be available in any manner to satisfy any Obligations of any of the Loan Parties under the Loan Documents.  Each Synthetic LC Lender agrees that its right, title and interest in and to any Synthetic Deposit Account shall be limited to the right to require amounts in its Sub-Account thereunder to be applied as provided in paragraph (p) below and that it will have no right to require the return of its Synthetic Deposits other than as expressly provided in paragraph (p) below (each Synthetic LC Lender hereby acknowledging that (i) its Synthetic Deposits constitute payment for its participations in Synthetic Letters of Credit issued or to be issued hereunder, (ii) its Synthetic Deposits and any investments made therewith shall secure its obligations to the Issuing Banks hereunder (each Synthetic LC Lender hereby granting to the Administrative Agent, for the benefit of the Issuing Banks, a security interest in its Synthetic Deposits and agreeing that the Administrative Agent, as holder of the Synthetic Deposits and any investments made therewith, will be acting, inter alia, as collateral agent for the Issuing Banks) and (iii) the Issuing Banks will be issuing, amending, renewing and extending Synthetic Letters of Credit in reliance on the availability of such Synthetic LC Lender’s Synthetic Deposits to discharge such Synthetic LC Lender’s obligations in accordance with paragraph (e) above in connection with any Synthetic LC Disbursement thereunder).  The funding of the Synthetic Deposits and the agreements with respect thereto set forth in this Agreement constitute arrangements among the Administrative Agent, the Issuing Banks and the Synthetic LC Lenders with respect to the funding obligations of the Synthetic LC Lenders under this Agreement, and the Synthetic Deposits do not constitute loans or extensions of credit to any Loan Party.  No Loan Party shall have any responsibility or liability to the Synthetic LC Lenders, the Agents or any other Person in respect of the establishment, maintenance, administration or misappropriation of any Synthetic Deposit Account (or any Sub-Account thereunder) or with respect to the investment of amounts held therein, including pursuant to paragraph (p) below.  JPMorgan Chase Bank, N.A. hereby waives any right of setoff against the Synthetic Deposits that it may have under applicable law or otherwise with respect to amounts owed to it by Synthetic LC Lenders (it being agreed that such waiver shall not reduce the rights of JPMorgan Chase Bank, N.A., in its capacity as an Issuing Bank or otherwise, to apply or require the application of the Synthetic Deposits in accordance with the provisions of this Agreement).

(o) Synthetic Deposits in Synthetic Deposit Accounts.  (i) The Synthetic Deposits of any Synthetic LC Lender shall be available, on the terms and subject to the conditions set forth herein, for application pursuant to paragraph (e) above to reimburse such Synthetic LC Lender’s Applicable Aggregate Synthetic LC Percentage of Synthetic LC Disbursements that are not reimbursed by the Borrower.

(ii)  On any date prior to the Synthetic LC Maturity Date applicable to Synthetic LC Commitments of any Class on which the Administrative Agent or any Issuing Bank receives any reimbursement payment from the Borrower in respect of a Synthetic LC Disbursement with respect to which amounts were withdrawn from the Synthetic Deposit Account applicable to such Class to reimburse any Issuing Bank, subject to subparagraph (iv) below, the Administrative Agent shall deposit in such Synthetic Deposit Account, and credit to the Sub-Accounts of the applicable Synthetic LC Lenders, the portion of such reimbursement payment to be deposited therein in accordance with paragraph (e) above.

(iii)  If at any time when any amount is required to be deposited in any Synthetic Deposit Account under subparagraph (ii) above the sum of such amount and the aggregate amount on deposit in such Synthetic Deposit Account at such time would exceed the total Synthetic Deposits of the applicable Class, then such excess shall not be deposited in such Synthetic Deposit Account and the Administrative Agent shall instead pay to each Synthetic LC Lender of such Class its Applicable Tranche Synthetic LC Percentage of such excess.

(iv)  Concurrently with the effectiveness of any assignment by any Synthetic LC Lender of all or any portion of its Synthetic Deposit of any Class, the Administrative Agent shall transfer into the applicable Sub-Account of the assignee the corresponding portion of the amount on deposit in the assignor’s Sub-Account in accordance with Section 9.04(b)(ii)(F).

(v)  In connection with the conversion of any Synthetic LC Lender’s Synthetic LC Commitments of any Class into a Synthetic LC Commitment of any other Class pursuant to Section 2.20, the Administrative Agent shall make appropriate transfers between Synthetic Deposit Accounts applicable to such Classes and the Sub-Accounts of such Synthetic LC Lender thereunder.

(p) Withdrawals from and Closing of Synthetic Deposit Accounts.  Amounts on deposit in each Synthetic Deposit Account shall be withdrawn and distributed (or transferred, in the case of subparagraphs (iv) or (v) below) as follows:

(i)  On each date on which an Issuing Bank is to be reimbursed by the Synthetic LC Lenders pursuant to paragraph (e) above for any Synthetic LC Disbursement, the Administrative Agent shall withdraw from the Synthetic Deposit Accounts (such withdrawal to be made, in the event more than one Synthetic Deposit Account shall then be in effect, ratably among the Synthetic Deposit Accounts) the amount of such unreimbursed Synthetic LC Disbursement (and debit each Synthetic LC Lender’s Sub-Account under each Synthetic Deposit Account in the amount of such Synthetic LC Lender’s Applicable Tranche Synthetic LC Percentage of the amount so withdrawn therefrom) and make such amount available to such Issuing Bank in accordance with paragraph (e) above.

(ii)  Concurrently with each voluntary reduction of the total Synthetic LC Commitments of any Class pursuant to and in accordance with Section 2.08, the Administrative Agent shall withdraw from the Synthetic Deposit Account applicable to such Class and pay to each Synthetic LC Lender of such Class such Synthetic LC Lender’s Applicable Tranche Synthetic LC Percentage of any amount by which the Synthetic Deposits of such Class, after giving effect to such reduction of the total Synthetic LC Commitments of such Class, would exceed the greater of the total Synthetic LC Commitments of such Class and the portion of the total Synthetic LC Exposure.

(iii)  Concurrently with any reduction of the total Synthetic LC Commitments of any Class to zero pursuant to and in accordance with Section 2.08 or Article VII, the Administrative Agent shall withdraw from the Synthetic Deposit Account applicable to such Class and pay to each Synthetic LC Lender of such Class such Synthetic LC Lender’s Applicable Tranche Synthetic LC Percentage of the excess at such time of the aggregate amount of the Synthetic Deposits of such Class over the portion of the total Synthetic LC Exposure of the Synthetic LC Lenders of such Class attributable to their Synthetic LC Commitments of such Class.

(iv)  Concurrently with the effectiveness of any assignment by any Synthetic LC Lender of all or any portion of its Synthetic Deposit of any Class, the corresponding portion of the assignor’s applicable Sub-Account shall be transferred from the assignor’s applicable Sub-Account to the assignee’s applicable Sub-Account in accordance with Section 9.04(b) and, if required by Section 9.04(b), the Administrative Agent shall close such assignor’s Sub-Account.

(v)  In connection with the conversion of any Synthetic LC Lender’s Synthetic LC Commitments of any Class into a Synthetic LC Commitment of any other Class pursuant to Section 2.20, the Administrative Agent shall make appropriate transfers between Synthetic Deposit Accounts applicable to such Classes and the Sub-Accounts of such Synthetic LC Lender thereunder.

(vi)  Upon the reduction of each of (x) the total Synthetic LC Commitments of any Class and (y) the portion of the Synthetic LC Exposure of the Synthetic LC Lenders of such Class attributable to their Synthetic LC Commitments of such Class to zero, the Administrative Agent shall withdraw from the Synthetic Deposit Account applicable to such Class and pay to each Synthetic LC Lender of such Class the entire remaining amount of such Synthetic LC Lender’s Synthetic Deposit of such Class, and shall close such Synthetic Deposit Account.

Each Synthetic LC Lender irrevocably and unconditionally agrees that its Synthetic Deposit may be applied or withdrawn from time to time as set forth in this paragraph (p).

(q) Investment of Amounts in Synthetic Deposit Accounts.  The Administrative Agent shall invest, or cause to be invested, the Synthetic Deposits of each Synthetic LC Lender so as to earn for the account of such Synthetic LC Lender a return thereon (the “Synthetic Deposit Return”) for each day at a rate per annum equal to (i) the one month LIBOR rate as determined by the Administrative Agent on such day (or if such day was not a Business Day, the first Business Day immediately preceding such day) based on rates for deposits in dollars (as set forth by Bloomberg L.P.-page BTMM or any other comparable publicly available service as may be selected by the Administrative Agent) (the “Benchmark LIBO Rate”) minus (ii) 0.10% per annum (based on a 365/366 day year).  The Benchmark LIBO Rate will be reset on each Business Day.  The Synthetic Deposit Return accrued through and including the last day of March, June, September and December of each year shall be payable by the Administrative Agent to each Synthetic LC Lender on the third Business Day following such last day, commencing on the first such date to occur after the Original Effective Date, and ending on the date on which each of the total Synthetic Deposits and the total Synthetic LC Exposure shall have been reduced to zero, and the Administrative Agent agrees to pay to each Synthetic LC Lender the amount due to it under this sentence.  In addition, the Borrower agrees to pay to the Administrative Agent for the account of each Synthetic LC Lender an additional amount (payable in arrears on each date that participation fees are payable to each such Synthetic LC Lender in accordance with Section 2.12), accruing at the rate of 0.10% per annum (based on a 365/366 day year), on the daily amount of the Synthetic Deposits of such Lender during the period from and including the Original Effective Date to but excluding the date on which each of the Synthetic Deposits and the Synthetic LC Exposure have been reduced to zero.

(r) Sub-Agents.  As provided in Article VIII, the Administrative Agent may perform any and all its duties and exercise its rights and powers contemplated by this Section 2.05 by or through one or more sub-agents appointed by it (which may include any of its Affiliates).  The parties hereto acknowledge that on or prior to the Original Effective Date the Administrative Agent engaged JPMorgan Chase Institutional Trust Services to act as its sub-agent in connection with the Synthetic Deposit Accounts, and that in such capacity JPMorgan Chase Institutional Trust Services shall be entitled to the benefit of all the provisions of this Agreement contemplated by Article VIII, including the provisions of Section 9.03.

(s) Sufficiency of Synthetic Deposits to Provide for Undrawn/Unreimbursed Synthetic LC Exposure.  Notwithstanding any other provision of this Agreement, including Sections 2.01 and 2.05, no Synthetic Letter of Credit shall be issued or increased as to its stated amount if, after giving effect to such issuance or increase, the aggregate amount of the Synthetic Deposits would be less than the total Synthetic LC Exposure.  The Administrative Agent agrees to provide, at the request of any Issuing Bank, information to such Issuing Bank as to the aggregate amount of the Synthetic Deposits and the Synthetic LC Exposure.

(t) Satisfaction of Synthetic LC Lender Funding Obligations.  The Borrower and each Issuing Bank acknowledge and agree that, notwithstanding any other provision contained herein, the deposit by each Original Synthetic LC Lender in the Tranche 1 Synthetic Deposit Account on the Original Effective Date of funds equal to its Tranche 1 Synthetic LC Commitments as of the Original Effective Date has fully discharged the obligation of such Original Synthetic LC Lender, and of each Lender that shall have become a Synthetic LC Lender after the Original Effective Date, to reimburse its Applicable Aggregate Synthetic LC Percentage of Synthetic LC Disbursements that are not reimbursed by the Borrower pursuant to paragraph (e) above, and that no other or further payments shall be required to be made by any Synthetic LC Lender in respect of any such reimbursement obligations.

SECTION 2.06. Funding of Borrowings.  (a)  Subject to Section 2.03, each Lender shall make each Loan to be made by it hereunder on the date thereof by wire transfer of immediately available funds by 12:00 noon, New York City time, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the applicable Lenders.  The Administrative Agent will make such Loans available to the Borrower by promptly crediting the amounts so received, in like funds, to an account of the Borrower maintained with the Administrative Agent in New York City and designated by the Borrower in the applicable Borrowing Request or by wire transfer of immediately available funds to such other account as provided in writing by the Borrower and reasonably acceptable to the Administrative Agent; provided that ABR Revolving Loans made to finance the reimbursement of an LC Disbursement as provided in Section 2.05(e) shall be remitted by the Administrative Agent to the applicable Issuing Bank.

(b) Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section and may, in reliance upon such assumption, make available to the Borrower a corresponding amount.  In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of such Lender, the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of the Borrower, the interest rate applicable to the applicable Borrowing.  If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender’s Loan included in such Borrowing.

SECTION 2.07. Interest Elections.  (a)   Each Borrowing initially shall be of the Type specified in the applicable Borrowing Request and, in the case of a Eurodollar Borrowing, shall have an initial Interest Period as specified in such Borrowing Request.  Thereafter, the Borrower may elect to convert any such Borrowing (or any part thereof) to a different Type or to continue such Borrowing and, in the case of a Eurodollar Borrowing, may elect Interest Periods therefor, all as provided in this Section.  The Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing.

(b) To make an election pursuant to this Section, the Borrower shall notify the Administrative Agent of such election by telephone by the time that a Borrowing Request would be required under Section 2.03 if the Borrower were requesting a Borrowing of the Type resulting from such election to be made on the effective date of such election.  Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly by hand delivery or facsimile to the Administrative Agent of a written Interest Election Request in a form approved by the Administrative Agent and signed by the Borrower.

(c) Each telephonic and written Interest Election Request shall specify the following information:

(i) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing);

(ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

(iii) whether the resulting Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing; and

(iv) if the resulting Borrowing is to be a Eurodollar Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term “Interest Period”.

If any such Interest Election Request requests a Eurodollar Borrowing but does not specify an Interest Period, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration.

(d) Promptly, and in no event later than one Business Day, following receipt of an Interest Election Request the Administrative Agent shall advise each Lender of the details thereof and of such Lender’s portion of each resulting Borrowing.

(e) If the Borrower fails to deliver a timely Interest Election Request with respect to a Eurodollar Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be converted to an ABR Borrowing.  Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agent, at the request of the Required Lenders, so notifies the Borrower, then, so long as an Event of Default is continuing (i) no outstanding Borrowing may be converted to or continued as a Eurodollar Borrowing and (ii) unless repaid, each Eurodollar Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto.

SECTION 2.08. Termination and Reduction of Commitments.  (a)  Unless previously terminated, (i) the Tranche 1 Revolving Commitments will terminate on the Tranche 1 Revolving Credit Maturity Date, (ii) the Tranche 1 Synthetic LC Commitments will terminate on the Tranche 1 Synthetic LC Maturity Date and (iii) any additional Commitments of any Class established pursuant to Section 2.20 will terminate on the applicable Additional Tranche Maturity Date.

(b) The Borrower may at any time terminate, or from time to time reduce, the Commitments of any Class; provided that (i) each reduction of the Commitments of a Class shall be in an amount that is an integral multiple of $1,000,000 and not less than $5,000,000, (ii) the Borrower shall not terminate or reduce the Revolving Commitments of any Class if, after giving effect to any concurrent prepayment of Revolving Loans, (A) the aggregate Revolving Exposures of such Class would exceed the aggregate Revolving Commitments of such Class or (B) the total Revolving Exposure would exceed the total Revolving Commitments and (iii) the Borrower shall not terminate or reduce the Synthetic LC Commitments of any Class if, after giving effect to any concurrent reimbursement of Synthetic LC Disbursements, (A) the aggregate Synthetic LC Exposures of such Class would exceed the aggregate Synthetic LC Commitments of such Class or (B) the total Synthetic LC Exposure would exceed the aggregate Synthetic LC Commitments.  Notwithstanding the foregoing, in the event  Revolving Commitments or Synthetic LC Commitments of any Class are converted to Revolving Commitments or Synthetic LC Commitments of a new Class pursuant to clause (iv) of Section 2.20(a), then, until the Commitments of such original Class shall terminate, no subsequent terminations or reduction of the Commitments of such new Class shall be made pursuant to this paragraph unless the remaining Commitments of such original Class, if any, shall be reduced at least ratably; provided that the Commitments of such new Class resulting from such conversion may be ratably reduced substantially simultaneously with such conversion as part of the consideration offered to Lenders of the original Class to induce them to convert their Commitments.

(c) The Borrower shall notify the Administrative Agent of any election to terminate or reduce any Commitments under paragraph (b) of this Section at least three Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof.  Promptly and in no event later than one Business Day following receipt of any notice, the Administrative Agent shall advise the Lenders and each Issuing Bank of the contents thereof.  Each notice delivered by the Borrower pursuant to this Section shall be irrevocable; provided that a notice of termination of the Commitments of any Class delivered by the Borrower may state that such notice is conditioned upon the effectiveness of other credit facilities, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied.  Any termination or reduction of the Commitments of any Class shall be permanent.  Each reduction of the  Commitments of any Class shall be made ratably among the Lenders of such Class in accordance with their respective Commitments of such Class.

SECTION 2.09. Repayment of Loans; Evidence of Debt.  (a)  The Borrower hereby unconditionally promises to pay (i) to the Administrative Agent for the account of the applicable Tranche 1 Revolving Lender the then unpaid principal amount of each Tranche 1 Revolving Loan on the Tranche 1 Revolving Credit Maturity Date, (ii) to the Administrative Agent for the account of the applicable Tranche 1 Term Lender the then unpaid principal amount of each Tranche 1 Term Loan as provided in Section 2.10, (iii) to the Administrative Agent for the account of the applicable Tranche 2 Term Lender the then unpaid principal amount of each Tranche 2 Term Loan as provided in Section 2.10 and (iv) to the Administrative Agent for the account of the applicable Lender of any other Class the then unpaid principal amount of each Additional Tranche Loan of such Class as provided in the applicable Additional Tranche Amendment.

(b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

(c) The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Class and Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender’s share thereof.

(d) The entries made in the accounts maintained pursuant to paragraph (b) or (c) of this Section shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans in accordance with the terms of this Agreement.

(e) Any Lender may request that Loans of any Class made by it be evidenced by a promissory note.  In such event, the Borrower shall prepare, execute and deliver to such Lender a promissory note payable to the order of such Lender (or, if requested by such Lender, to such Lender and its registered assigns) and in a form reasonably acceptable to the Administrative Agent.  Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 9.04) be represented by one or more promissory notes in such form payable to the order of the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns).

SECTION 2.10. Amortization and Repayment of Term Loans.  (a)  Subject to adjustment pursuant to paragraph (e) of this Section, the Borrower shall repay Tranche 1 Term Borrowings on the last day of each December, March, June and September occurring thereafter and prior to the Tranche 1 Term Maturity Date, in an aggregate principal amount for each such date equal to $1,132,904.19.

(b) Subject to adjustment pursuant to paragraph (e) of this Section, the Borrower shall repay Tranche 2 Term Borrowings on the last day of each December, March, June and September occurring thereafter and prior to the Tranche 2 Term Maturity Date, in an aggregate principal amount for each such date equal to $750,000.00.

(c) The scheduled amortization payments with respect to Additional Tranche Term Loans of any Class shall be as set forth in the applicable Additional Tranche Amendment.

(d) To the extent not previously paid, (i) all Tranche 1 Term Loans shall be due and payable on the Tranche 1 Term Maturity Date, (ii) all Tranche 2 Term Loans shall be due and payable on the Tranche 2 Term Maturity Date and (iii) all Additional Tranche Term Loans of any Class shall be due and payable on the applicable Additional Tranche Term Maturity Date.

(e) Any mandatory or optional prepayment of a Term Borrowing of any Class shall be applied to reduce ratably the subsequent scheduled repayments of the Term Borrowings of such Class to be made pursuant to this Section.

(f) Each payment of Term Loans pursuant to this Section shall be accompanied by accrued interest on the principal amount paid to but excluding the date of payment.

SECTION 2.11. Prepayment of Loans; Cash Collateralization of Letters of Credit.  (a)  The Borrower shall have the right at any time and from time to time to prepay any Borrowing in whole or in part, subject to the requirements of this Section and payment of any amounts required under Section 2.16; provided, that each such partial repayment shall be in an integral multiple of $1,000,000 and not less than $5,000,000.  Notwithstanding the foregoing, (i) no prepayment of the Tranche 2 Term Loans shall be made pursuant to this paragraph unless the remaining Tranche 1 Term Loans, if any, shall be prepaid at least ratably, and (ii) in the event Term Loans of any Class are converted into Term Loans of a new Class pursuant to clause (iv) of Section 2.20(a), then, until the Term Loans of such original Class shall mature, no subsequent prepayment of Term Loans of such new Class shall be made pursuant to this paragraph unless the corresponding Term Loans of such original Class, if any, shall be prepaid at least ratably; provided, that the Term Loans of such new Class resulting from such conversion may be ratably prepaid substantially simultaneously with such conversion as part of the consideration offered to Lenders of the original Class to induce them to convert their Term Loans.

(b) In the event and on each occasion that the aggregate Revolving Exposures of any Class exceed the aggregate Revolving Commitments of such Class, the Borrower shall promptly prepay Revolving Borrowings of such Class in an aggregate amount equal to such excess.

(c) In the event and on each occasion that any Net Proceeds are received or held by or on behalf of the Borrower or any Subsidiary in respect of any Prepayment Event, the Borrower shall, within three Business Days after such Net Proceeds are received (or any amounts theretofore received become Net Proceeds), prepay Borrowings in accordance with and subject to paragraphs (e) and (f) below as follows:  (i) in the case of a Prepayment Event referred to in clause (f) or (k) of the definition of such term, (A) first, with the Applicable Prepayment Amount of such Net Proceeds until the Leverage Ratio at the end of and for the most recent period of four fiscal quarters for which financial statements shall have been delivered pursuant to Section 5.01, computed on a pro forma basis in accordance with Section 1.04(b) to give effect to such Prepayment Event, the prepayment of Borrowings under this clause (A) and the substantially simultaneous repurchase, prepayment or redemption of any Pari Passu Indebtedness on account of such Prepayment Event, if any, shall be no greater than the historical Leverage Ratio at the end of and for such period and (B) second, to the extent any portion of the Applicable Prepayment Amount of such Net Proceeds shall remain after the application thereof pursuant to clause (A) above, in an aggregate amount equal to 50% of such remaining portion of the Applicable Prepayment Amount; and (ii) in the case of any other Prepayment Event, in an aggregate amount equal to (A) 100% of the Applicable Prepayment Amount of such Net Proceeds in the case of a Prepayment Event referred to in clause (b), (c), (e), (h) or (j) of the definition of such term, (B) 50% of the Applicable Prepayment Amount of such Net Proceeds in the case of a Prepayment Event referred to in clause (a) or (g) of the definition of such term and (C) 50% (or, if the Leverage Ratio as of the end of the most recent fiscal quarter of the Borrower ending after the Original Effective Date for which financial statements shall have been delivered pursuant to Section 5.01 shall have been (x) less than 4.50 to 1.00 but greater than 4.00 to 1.00, 25% and (y) less than 4.00 to 1.00, 0%) of the Applicable Prepayment Amount of such Net Proceeds in the case of a Prepayment Event referred to in clause (d) or (i) of the definition of such term.  Notwithstanding the foregoing:

(i) in the case of any Prepayment Event referred to in clause (a) or (g) of the definition of such term, if the Borrower shall deliver to the Administrative Agent within five Business Days of such Prepayment Event a certificate of a Financial Officer to the effect that the Borrower and the Subsidiaries intend to apply the Net Proceeds from such Prepayment Event (or a portion thereof specified in such certificate), within 270 days after receipt of such Net Proceeds, to acquire Syndicated Interests or real property, equipment or other assets to be used in the business of the Borrower and the Subsidiaries and, in each case, certifying that no Default has occurred and is continuing, then no prepayment shall be required pursuant to this paragraph in respect of such Net Proceeds (or the portion of such Net Proceeds specified in such certificate, if applicable) except to the extent of any such Net Proceeds that have not been so applied by the end of the applicable time period (or committed to be applied by the end of the applicable time period and applied within 90 days after the end of the applicable time period), at which applicable time, a prepayment shall be required (to the extent not already made) in an amount equal to the Applicable Prepayment Amount; provided that the Borrower shall not be permitted to make such elections with respect to Net Proceeds in any Fiscal Year aggregating in excess of $100,000,000; and

(ii) in the case of any Prepayment Event referred to in clause (b) or (h) of the definition of such term, no prepayment shall be required pursuant to this paragraph in respect of Net Proceeds from such Prepayment Event that have been in the possession of or available to the Borrower or the applicable Subsidiary for fewer than 270 days, or that shall have been applied or committed to be applied during the period of 270 days after they shall have been received by or become available to the Borrower or the applicable Subsidiary to repair, restore or replace the property or asset that shall have been the subject of such Prepayment Event or to acquire real property, equipment or other tangible assets used or useful in the business of the Borrower and the Subsidiaries.

(d) Following the end of each fiscal year of the Borrower, commencing with the fiscal year ending on December 31, 2006, the Borrower shall prepay Borrowings and/or cash collateralize Letters of Credit in accordance with paragraphs (e) and (f) of this Section in an aggregate amount equal to 50% (or, if the Leverage Ratio as of the end of such fiscal year shall have been (i) less than 4.50 to 1.00 but greater than 4.00 to 1.00, 25% and (ii) less than 4.00 to 1.00, 0%) of Excess Cash Flow for such fiscal year.  Each prepayment pursuant to this paragraph shall be made within three Business Days after the date on which financial statements are delivered pursuant to Section 5.01 with respect to the fiscal year for which Excess Cash Flow is being calculated (and in any event within 90 days after the end of such fiscal year).

(e) All amounts required to be paid pursuant to paragraph (c) or (d) of this Section shall be applied as follows: (i) first, to the prepayment of the Term Borrowings (and ratably as between the Term Borrowings of different Classes, except that amounts allocable to any Additional Tranche Term Borrowings may be applied to other Term Borrowings as provided in the applicable Additional Tranche Amendment); and (ii) second, after all Term Borrowings have been repaid, to prepay Revolving Borrowings (without a corresponding reduction in any Revolving Commitments and ratably as between the Revolving Borrowings of different Classes, except that amounts allocable to any Additional Tranche Revolving Borrowings may be applied to other Revolving Borrowings as provided in the applicable Additional Tranche Amendment) and, in the case of any amounts required to be paid pursuant to paragraph (d) of this Section, to cash collateralize Letters of Credit after all Revolving Borrowings have been repaid.  Subject to the sequence of application with respect to mandatory prepayments set forth above, prior to any optional or mandatory prepayment of Borrowings hereunder, the Borrower shall select the Borrowing or Borrowings to be prepaid, and shall specify such selection in the notice of such prepayment pursuant to paragraph (f) of this Section.

(f) The Borrower shall, to the extent practicable, notify the Administrative Agent by telephone (confirmed by hand delivery or facsimile) of any prepayment or cash collateralization of Letters of Credit hereunder (i) in the case of a prepayment of a Eurodollar Borrowing, not later than 1:00 p.m., New York City time, three Business Days before the date of prepayment or (ii) in the case of prepayment of an ABR Borrowing or cash collateralization of a Letter of Credit, not later than 1:00 p.m., New York City time, one Business Day before the date of prepayment or cash collateralization.  Each such notice shall be irrevocable and shall specify the prepayment or cash collateralization date, the principal amount of each Borrowing or portion thereof to be prepaid and, in the case of a mandatory prepayment or cash collateralization, a reasonably detailed calculation of the amount of such prepayment or cash collateralization; provided, that (A) if a notice of optional prepayment is given in connection with a conditional notice of termination of any Revolving Commitments as contemplated by Section 2.08, then such notice of prepayment may be revoked if such notice of termination is revoked in accordance with Section 2.08 and (B) a notice of prepayment of Term Borrowings pursuant to paragraph (a) of this Section may state that such notice is conditioned upon the occurrence of one or more events specified therein, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified date of prepayment) if such condition is not satisfied.  Promptly following receipt of any such notice, the Administrative Agent shall advise the Lenders of the applicable Class of the contents thereof.  Each partial prepayment of any Borrowing shall be in an amount that would be permitted in the case of an advance of a Borrowing of the same Type as provided in Section 2.02, except as necessary to apply fully the required amount of a mandatory prepayment.  Each prepayment of a Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing.  Prepayments shall be accompanied by accrued interest to the extent required by Section 2.13.

(g) All voluntary prepayments of Original Term Loans and all voluntary reductions or terminations of Tranche 1 Synthetic LC Commitments, in each case, effected on or prior to the first anniversary of the Pricing Amendment Effective Date (as defined in Amendment No. 1, dated as of March 1, 2007, to this Agreement) (i) in the case of such voluntary prepayments, with the proceeds of a substantially concurrent issuance or incurrence of Indebtedness under any bank credit facility (including any replacement or incremental facility effected pursuant to an amendment of this Agreement) and (ii) in the case of such voluntary reductions or terminations, substantially concurrently with the effectiveness of any other bank credit facility (including any replacement or incremental facility effected pursuant to an amendment of this Agreement), will be accompanied by a fee equal to 1.00% of the aggregate principal amount of such prepayment or such reduced or terminated commitments, in each case, if the Applicable Rate or similar interest rate spread applicable to Indebtedness under such bank credit facility (or, in the case of any such bank credit facility that is a synthetic letter of credit facility, the interest rate spread equivalent fees payable with respect to lender deposits thereunder) is, or upon satisfaction of certain conditions could be, less than (A) in the case of such voluntary prepayments, the Applicable Rate that would have applied to the Original Term Loans or (B) in the case of such voluntary reductions or terminations, the participation fees that would have been payable to Tranche 1 Synthetic LC Lenders under Section 2.12(b) (in each case, based on the definition of Applicable Rate or such participation fees as in effect on the Pricing Amendment Effective Date).  Such fee shall be paid by the Borrower to the Administrative Agent, for the accounts of the Term Lenders or the Tranche A LC Lenders, as applicable, on the date of such prepayment or reduction or termination, as the case may be.

(h) All voluntary prepayments of Tranche 2 Term Loans effected on or prior to the first anniversary of the Restatement Effective Date with the proceeds of a substantially concurrent issuance or incurrence of Indebtedness under any bank credit facility (including any replacement or incremental facility effected pursuant to an Additional Tranche Amendment or any other amendment of this Agreement) will be accompanied by a fee equal to 1.00% of the aggregate principal amount of such prepayment if the Applicable Rate or similar interest rate spread applicable to Indebtedness under such bank credit facility is, or upon satisfaction of certain conditions could be, less than the Applicable Rate that would apply to the Tranche 2 Term Loans (based on the definition of Applicable Rate as in effect on the Restatement Effective Date).  Such fee shall be paid by the Borrower to the Administrative Agent, for the accounts of the Applicable Rate that would apply to the Tranche 2 Term Lenders on the date of such prepayment.

SECTION 2.12. Fees.  (a)  The Borrower agrees to pay to the Administrative Agent for the account of each Lender a commitment fee, which shall accrue at the Applicable Rate, on the daily unused amount of the Revolving Commitment of any Class of such Lender during the period from and including the Original Effective Date to but excluding the date on which the Revolving Commitments of such Class terminate.  Accrued commitment fees shall be payable in arrears on the last day of March, June, September and December of each year and on the date on which the last of the Revolving Commitments of the applicable Class terminates, commencing on the first such date to occur after the Original Effective Date.  All commitment fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).  For purposes of computing commitment fees, a Revolving Commitment of any Class of a Lender shall be deemed to be used to the extent of the outstanding Revolving Loans of such Class of such Lender and the portion of the Revolving LC Exposure of such Lender attributable to such its Revolving Commitment of such Class (and the Swingline Exposure of such Lender shall be disregarded for such purpose).

(b) The Borrower agrees to pay (i) to the Administrative Agent for the account of each Revolving Lender a participation fee with respect to the portion of the Revolving LC Exposure of such Lender attributable to its Revolving Commitment of any Class, which shall accrue at the Applicable Rate used to determine the interest rate applicable to Eurodollar Revolving Loans of such Class on the average daily amount of such portion of the Revolving LC Exposure of such Lender attributable to its Revolving Commitment of such Class (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Original Effective Date to but excluding the later of the date on which such Lender’s Revolving Commitment of such Class terminates and the date on which such Lender ceases to have any Revolving LC Exposure of such Class, (ii) to the Administrative Agent for the account of each Synthetic LC Lender a participation fee with respect to its participations and commitment to participate in Synthetic Letters of Credit, which shall accrue on the average daily amount of such Lender’s Synthetic Deposit of any Class, during the period from and including the Original Effective Date to but excluding the date on which such Synthetic LC Lender’s Synthetic Deposit of such Class is returned to it, at a rate per annum equal to (x) in the case of the Tranche 1 Synthetic Deposit, the Applicable Rate used to determine the interest rates applicable to Eurodollar Tranche 1 Term Loans and (y) in the case of a Synthetic Deposit of any other Class, the rate specified in the applicable Additional Tranche Amendment and (iii) to each Issuing Bank a fronting fee, which shall accrue at the rate of 0.25% per annum on the average daily amount of the portion of the LC Exposure attributable to Letters of Credit issued by such Issuing Bank (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Original Effective Date to but excluding the later of the date of termination of the LC Commitments and the date on which there ceases to be any LC Exposure, as well as each Issuing Bank’s standard fees with respect to the issuance, amendment, renewal or extension of any Letter of Credit or processing of drawings thereunder.  Participation fees and fronting fees accrued through and including the last day of March, June, September and December of each year shall be payable on the third Business Day following such last day, commencing on the first such date to occur after the Original Effective Date; provided that all such fees shall be payable on the date on which the LC Commitments terminate and any such fees accruing after the date on which the LC Commitments terminate shall be payable on demand.  Any other fees payable to any Issuing Bank pursuant to this paragraph shall be payable within 10 days after demand.  All participation fees and fronting fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).  In addition to the foregoing fees, the Borrower agrees to pay to the Administrative Agent for the Account of each Synthetic LC Lender, the fees set forth in Section 2.05(q).

(c) The Borrower agrees to pay to the Administrative Agent, for its own account, fees payable in the amounts and at the times separately agreed upon between the Borrower and the Administrative Agent.

(d) All fees payable hereunder shall be paid on the dates due, in immediately available funds, to the Administrative Agent (or to each Issuing Bank, in the case of fees payable to it) for distribution, in the case of commitment fees and participation fees, to the Lenders.  Fees paid shall not be refundable under any circumstances.

SECTION 2.13. Interest. (a)  The Loans comprising each ABR Borrowing shall bear interest at the Alternate Base Rate plus the Applicable Rate.

(b) The Loans comprising each Eurodollar Borrowing shall bear interest at the Adjusted LIBO Rate for the Interest Period in effect for such Borrowing plus the Applicable Rate.

(c) Notwithstanding the foregoing, if any principal of or interest on any Loan or LC Disbursement or any fee or other amount payable by the Borrower hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of any Loan, 2.00% per annum plus the rate otherwise applicable to such Loan as provided in the preceding paragraphs of this Section, (ii) in the case of overdue unreimbursed amounts with respect to any LC Disbursement, 2.00% per annum plus the rate otherwise applicable to such LC Disbursement as provided in Section 2.05 or (iii) in the case of any other amount, 2.00% per annum plus the highest rate applicable to ABR Revolving Loans of any Class as provided in paragraph (a) of this Section.

(d) Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan and, in the case of Revolving Loans of any Class, upon termination of the Revolving Commitments of such Class; provided that (i) interest accrued pursuant to paragraph (c) of this Section shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan (other than a prepayment of an ABR Revolving Loan prior to the end of the applicable Revolving Availability Period), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of any Eurodollar Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion.

(e) All interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day).  The applicable Alternate Base Rate or Adjusted LIBO Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.

SECTION 2.14. Alternate Rate of Interest.  If prior to the commencement of any Interest Period for a Eurodollar Borrowing:

(a) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate for such Interest Period; or

(b) the Administrative Agent is advised by the Lenders with a majority in principal amount of the Revolving Commitments of any Class or Term Loans of any Class that the Adjusted LIBO Rate for such Interest Period will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Loans included in such Borrowing for such Interest Period;

then the Administrative Agent shall give notice thereof to the Borrower and the Lenders of such Class by telephone or facsimile as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrower and the Lenders of such Class that the circumstances giving rise to such notice no longer exist, (i) any Interest Election Request that requests the conversion of any Borrowing of such Class to, or continuation of any Borrowing of such Class as, a Eurodollar Borrowing shall be ineffective and (ii) if any Borrowing Request requests a Eurodollar Borrowing of such Class, such Borrowing shall be made as an ABR Borrowing.

SECTION 2.15. Increased Costs.  (a)  If any Change in Law shall:

(i) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Adjusted LIBO Rate) or Issuing Bank; or

(ii) impose on any Lender or Issuing Bank or the London interbank market any other condition affecting this Agreement or Eurodollar Loans made by such Lender or any Letter of Credit or participation therein or any Synthetic Deposit;

and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Eurodollar Loan (or of maintaining its obligation to make any such Loan) or to increase the cost to such Lender or Issuing Bank of participating in, issuing or maintaining any Letter of Credit or any Synthetic Deposit or to reduce the amount of any sum received or receivable by such Lender or Issuing Bank hereunder (whether of principal, interest or otherwise), then the Borrower will pay to such Lender or Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or Issuing Bank, as the case may be, for such additional costs incurred or reduction suffered.

(b) If any Lender or Issuing Bank determines that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Lender’s or Issuing Bank’s capital or on the capital of such Lender’s or Issuing Bank’s holding company, if any, as a consequence of this Agreement or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by such Issuing Bank, to a level below that which such Lender or Issuing Bank or such Lender’s or Issuing Bank’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or Issuing Bank’s policies and the policies of such Lender’s or Issuing Bank’s holding company with respect to capital adequacy), then from time to time the Borrower will pay to such Lender or Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or Issuing Bank or such Lender’s or Issuing Bank’s holding company for any such reduction suffered.

(c) A certificate of a Lender or Issuing Bank setting forth the amount or amounts necessary to compensate such Lender or Issuing Bank or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section delivered to the Borrower shall be conclusive absent manifest error.  The Borrower shall pay such Lender or Issuing Bank, as the case may be, the amount shown as due on any such certificate within 10 days after receipt thereof.

(d) Failure or delay on the part of any Lender or Issuing Bank to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s or Issuing Bank’s right to demand such compensation; provided that the Borrower shall not be required to compensate a Lender or Issuing Bank pursuant to this Section for any increased costs or reductions incurred more than 270 days prior to the date that such Lender or Issuing Bank, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or Issuing Bank’s intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 270-day period referred to above shall be extended to include the period of retroactive effect thereof.

SECTION 2.16. Break Funding Payments.  In the event of (a) the payment of any principal of any Eurodollar Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto, (c) the failure to borrow, convert, continue or prepay any Eurodollar Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked under Section 2.11(f) and is revoked in accordance therewith), or (d) the assignment of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower pursuant to Section 2.19, then, in any such event, the Borrower shall compensate each Lender for the loss, cost and expense attributable to such event.  In the case of a Eurodollar Loan, such loss, cost or expense to any Lender shall be deemed to include an amount determined by such Lender to be the excess, if any, of (i) the amount of interest which would have accrued on the principal amount of such Loan had such event not occurred, at the Adjusted LIBO Rate that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over (ii) the amount of interest which would accrue on such principal amount for such period at the interest rate which such Lender would bid were it to bid, at the commencement of such period, for dollar deposits of a comparable amount and period from other banks in the eurocurrency market.  A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section delivered to the Borrower shall be conclusive absent manifest error.  The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

SECTION 2.17. Taxes.  (a)  Any and all payments by or on account of any obligation of the Borrower hereunder shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; provided that if the Borrower shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Administrative Agent, Lender or Issuing Bank (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions and (iii) the Borrower shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

(b) In addition, the Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

(c) The Borrower shall indemnify the Administrative Agent, each Lender and each Issuing Bank, within 10 days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes paid by the Administrative Agent, such Lender or such Issuing Bank, as the case may be, on or with respect to any payment by or on account of any obligation of the Borrower hereunder (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto (other than those resulting from such Person’s gross negligence or wilful misconduct), whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority.  A certificate as to the amount of such payment or liability and setting forth in reasonable detail the calculation and basis for such payment or liability delivered to the Borrower by a Lender or an Issuing Bank, or by the Administrative Agent on its own behalf or on behalf of a Lender or an Issuing Bank, shall be conclusive absent manifest error.

(d) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Borrower to a Governmental Authority, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

(e) Any Foreign Lender that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which the Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law, such properly completed and executed documentation prescribed by applicable law or reasonably requested by the Borrower and on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), including the following, if applicable and if such Foreign Lender is legally entitled to do so: (i) duly completed copies of Internal Revenue Service Form W-8BEN claiming eligibility for benefits of an income tax treaty to which the United States is a party, (ii) duly completed copies of Internal Revenue Service Form W-8ECI, (iii) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (A) a certificate to the effect that such Foreign Lender is not (1) a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (2) a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code or (3) a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code and (B) duly completed copies of Internal Revenue Service Form W-8BEN or (iv) any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in United States federal withholding tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law, as will permit such payments to be made without withholding or at a reduced rate.

(f) If the Administrative Agent or a Lender determines, in its sole discretion exercised in good faith, that it has received, or is entitled to receive, a refund of any Taxes or Other Taxes as to which it has been indemnified by the Borrower or with respect to which the Borrower has paid additional amounts pursuant to this Section, it shall (i) pay over such refund, if received, to the Borrower or (ii) cooperate with the Borrower (at the Borrower’s expense) to obtain a refund, if not received, of such Indemnified Taxes or Other Taxes and pay over such refund, when received, to the Borrower, but in each case only to the extent of indemnity payments made, or additional amounts paid, by the Borrower under this Section with respect to the Indemnified Taxes or Other Taxes giving rise to such refund, net of all out-of-pocket expenses of the Administrative Agent or such Lender and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided, that the Borrower, upon the request of the Administrative Agent or such Lender, agrees to repay the amount paid over to the Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent or such Lender in the event the Administrative Agent or such Lender is required to repay such refund to such Governmental Authority.  This Section shall not be construed to require the Administrative Agent or any Lender to make available its tax returns (or any other information relating to its taxes which it deems confidential) to the Borrower or any other Person.

(g) Any and all payments by or on account of any obligation of the Administrative Agent pursuant to Section 2.05(q) hereunder shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; provided that if the Administrative Agent shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then (i) the Administrative Agent shall so notify the Borrower and advise the Borrower of the additional amount required to be paid so that the sum payable by the Administrative Agent pursuant to Section 2.05(q) after making all required deductions (including deductions applicable to additional sums payable under this Section) to the Synthetic LC Lenders is an amount from the Administrative Agent equal to the sum they would have received from the Administrative Agent had no deductions been made, (ii) the Borrower shall pay such additional amount to the Administrative Agent for the account of the applicable Synthetic LC Lenders, (iii) the Administrative Agent shall make all required deductions, (iv) the Administrative Agent shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law and (v) the Borrower shall indemnify, within 10 days after written demand therefor, the Administrative Agent for the full amount of any deductions paid by the Administrative Agent with respect to any payments made on account of any obligation of the Administrative Agent pursuant to Section 2.05(q).

(h) If any Governmental Authority shall determine that the Administrative Agent did not properly withhold any Tax from amounts paid to or for the account of any Lender or any of its Related Parties (each a “Recipient”) (whether because such Recipient failed to deliver or to complete properly any form or to notify the Administrative Agent of a change in circumstances that affected its exemption from withholding or for any other reason), such Lender shall indemnify the Administrative Agent for all amounts paid, directly or indirectly, by the Administrative Agent as a result of such determination, including any penalties or interest assessed by such Governmental Authority, and including Taxes imposed on amounts payable to the Administrative Agent under this paragraph, together with all reasonable costs and expenses related thereto.

SECTION 2.18. Payments Generally; Pro Rata Treatment; Sharing of Setoffs.  (a)   The Borrower shall make each payment required to be made by it hereunder or under any other Loan Document prior to the time expressly required hereunder or under such other Loan Document for such payment (or, if no such time is expressly required, prior to 1:00 p.m., New York City time), on the date when due, in immediately available funds, without setoff or counterclaim.  Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon.  All such payments shall be made to the Administrative Agent at its offices at 270 Park Avenue, New York, New York, except payments to be made directly to an Issuing Bank as expressly provided herein shall be so made and except that payments pursuant to Sections 2.15, 2.16, 2.17 and 9.03 shall be made directly to the Persons entitled thereto.  The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof.  If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension.  All payments hereunder shall be made in dollars.

(b) If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, unreimbursed LC Disbursements, interest and fees then due hereunder, such funds shall be applied (i) first, towards payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, towards payment of principal and unreimbursed LC Disbursements then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and unreimbursed LC Disbursements then due to such parties.

(c) If any Lender shall, by exercising any right of set-off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans or participations in LC Disbursements resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans and participations in LC Disbursements and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Loans and participations in LC Disbursements of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and participations in LC Disbursements; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in LC Disbursements to any assignee or participant, other than to the Borrower or any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply).  The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.

(d) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or any Issuing Bank hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or such Issuing Bank, as the case may be, the amount due.  In such event, if the Borrower has not in fact made such payment, then each of the Lenders or such Issuing Bank, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or Issuing Bank with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

(e) If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.05(d) or 2.05(e), 2.06(b) or 2.18(d), then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent for the account of such Lender to satisfy such Lender’s obligations under such Sections until all such unsatisfied obligations are fully paid.

SECTION 2.19. Mitigation Obligations; Replacement of Lenders.  (a)  If any Lender requests compensation under Section 2.15, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans or Synthetic Deposits hereunder or to assign its rights and obligations hereunder to another of its offices, branches or Affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.15 or 2.17, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender.  The Borrower hereby agrees to pay all reasonable and documented costs and expenses incurred by any Lender in connection with any such designation or assignment.

(b) If (i) any Lender requests compensation under Section 2.15, (ii) the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17, (iii) any Lender defaults in its obligation to fund Loans or Synthetic Deposits hereunder or (iv) any Lender declines a request by the Borrower to convert its Loans or Commitments of any Class to Loans or Commitments of a new Class pursuant to clause (iv) of Section 2.20(a), then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all its interests, rights and obligations under this Agreement (or in the case of clause (iv) above, all of its interest, rights and obligations under this Agreement attributable to its Loans or Commitments of such Class) to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (A) the Borrower shall have received the prior written consent of the Administrative Agent, which consent shall not unreasonably be withheld, delayed or conditioned, (B) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and participations in LC Disbursements, accrued and unpaid interest thereon, accrued and unpaid fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued and unpaid interest and fees) or the Borrower (in the case of all other amounts), (C) in the case of any such assignment resulting from a claim for compensation under Section 2.15 or payments required to be made pursuant to Section 2.17, such assignment will result in a reduction in such compensation or payments, and (D) in the case of any such assignment resulting from a declination of a request to convert Loans or Commitments of any Class to Loans or Commitments of a new Class, the assignees shall have consented to such conversion with respect to the Loans or Commitments assigned to it pursuant to this paragraph.  A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.

SECTION 2.20. Additional and Converted Loans and Commitments.  (a)  The Borrower, the Administrative Agent and one or more Lenders or other financial institutions may on one or more occasions, and without the consent of any other Lender, amend this Agreement to provide for (i) new Term Loans of such Lenders or other financial institutions of one or more additional Classes, (ii) new Revolving Commitments of such Lenders or other financial institutions of one or more additional Classes, (iii) new Revolving Commitments of such Lenders or other financial institutions of any existing Class or (iv) the conversion of Term Loans, Synthetic LC Commitments or Revolving Commitments of such Lenders (together, in the case of such Commitments, with the related Revolving Loans and/or participations in Letters of Credit or Swingline Loans) of any existing Class into Term Loans, Synthetic LC Commitments or Revolving Commitments (and related Revolving Loans and/or participations in Letters of Credit or Swingline Loans), respectively, of a new Class (any Lender or other financial institution making a new Term Loan or extending a new Revolving Commitment pursuant to clause (i), (ii) or (iii) above being called an “Incremental Lender”, and any Lender converting an existing Term Loan, Synthetic LC Commitment or Revolving Commitment pursuant to clause (iv) above being called a “Converting Lender”); provided that (A) in the case of any new Term Loans made or any new Revolving Commitments established pursuant to clauses (i), (ii) or (iii) above (other than any new Term Loans that refinance existing Term Loans in like amounts and any new Revolving Commitments that replace existing Revolving Commitments in like amounts) the aggregate principal amount thereof shall not exceed, as of the time of the making or establishment thereof, the Permitted Incremental Amount at such time, (B) not more than three Classes of Revolving Commitments may exist at any time, (C) each Incremental Lender, if not already a Lender hereunder, shall be reasonably acceptable to the Administrative Agent and, in the case of an Incremental Lender establishing a new Revolving Commitment, each Issuing Bank and the Swingline Lender, (D) the aggregate principal amount of the new Term Loans being made or the new Revolving Commitments being established on any one occasion pursuant to clause (i), (ii) or (iii) above shall be an integral multiple of $1,000,000 and not less than $25,000,000 (or shall equal the maximum amount of new Term Loans or Revolving Commitments, as the case may be, at the time permitted to be made or established under clause (A) of this proviso) and (E) in the case of any conversion of Term Loans, Synthetic LC Commitments or Revolving Commitments pursuant to clause (iv) above, the opportunity to convert Term Loans, Synthetic LC Commitments or Revolving Commitments of the applicable Class shall have been made available on equal terms to all Lenders holding Term Loans, Synthetic LC Commitments or Revolving Commitments of such Class.

(b) In connection with any new Class of Term Loans, Synthetic LC Commitments or Revolving Commitments established pursuant to clause (i), (ii), or (iv) of paragraph (a) of this Section, the Borrower, each Incremental Lender or Converting Lender and the Administrative Agent shall execute and deliver an amendment agreement (an “Additional Tranche Amendment”) setting forth, to the extent applicable, the following terms of such Term Loans, Synthetic LC Commitments or Revolving Commitments and, in the case of such Commitments, the extensions of credit made pursuant thereto: (i) the designation of such Class, which shall be specified by the Administrative Agent, (ii) the maturity or termination date applicable to the Loans or Commitments of such Class, (iii) in the case of any Term Loans, any amortization applicable to the Loans of such Class, (iv) the interest rate or rates applicable to the Loans of such Class, (v) the fees applicable to the Loans or Commitments of such Class, (vi) in the case of any Term Loans, any original issue discount applicable to Loans of such Class, (vii) the initial Interest Period or Interest Periods applicable to Loans of such Class (which, in the case of Loans resulting from any conversion pursuant to clause (iv) of paragraph (a) above, may be the same as the Interest Period applicable to the converted Loans) and (viii) any voluntary or mandatory prepayment or Commitment reduction requirements applicable to Loans or Commitments of such Class (which, to the extent applicable, shall be consistent with Sections 2.08(b), 2.11(a) and 2.11(e)) and any restrictions on the voluntary or mandatory prepayment or reduction of Loans or Commitments of Classes established after such Class, and implementing such additional amendments to this Agreement as shall be appropriate, in the judgment of the Administrative Agent, to give effect to the foregoing terms and to provide the rights and benefits of this Agreement and other Loan Documents to the Loans or Commitments of such Class, and such amendment will be effective to amend this Agreement and the other Loan Documents on the terms set forth therein without the consent of any other Lender, any Issuing Bank or the Swingline Lender (each such Person executing and delivering the Restatement Agreement thereby consenting to each amendment effected pursuant to this Section).  Except as contemplated by the preceding sentence, the terms of each new Class of Term Loans, Synthetic LC Commitments or Revolving Commitments established under this Section shall be the same as those of the Term Loans, Synthetic LC Commitments or Revolving Commitments, as the case may be, existing at the time such new Class is established.  Notwithstanding the foregoing, (i) except as provided in clauses (i) through (viii) above, no Additional Tranche Amendment shall alter the rights of any Lender (other than the Incremental Lenders or Converting Lenders) in a manner that would not be permitted under Section 9.02 without the consent of such Lender unless such consent shall have been obtained, (ii) no new Class of Term Loans created under this Section shall (A) have a final maturity date earlier than the final maturity date applicable to any Class of Term Loans already outstanding without the prior written consent of Lenders holding a majority of the principal amount of the Term Loans of such outstanding Class or (B) have an average life to maturity shorter than the average life to maturity of any Class of Term Loans already outstanding without the prior written consent of Lenders holding a majority of the principal amount of the Term Loans of such outstanding Class and (iii) if the initial yield on Eurodollar Term Loans of any new Class created under clause (a)(i) of this Section (which shall be determined by the Administrative Agent and shall equal the sum of (x) the Adjusted LIBOR margin on such Term Loans and (y) if such Term Loans are initially made or established at a discount or the Lenders making the same receive a fee directly or indirectly from the Borrower or any Subsidiary for making or establishing such Loans (the amount of such discount or fee, expressed as a percentage of such Term Loans, being referred to herein as “OID”), the amount of such OID divided by four) exceeds by more than 50 basis points (the amount of such excess above 50 basis points being referred to herein as the “Yield Differential”) the Applicable Rate then in effect for Eurodollar Loans of any outstanding Class of Term Loans, then the Applicable Rate in effect for such outstanding Term Loans shall automatically be increased by the Yield Differential, effective upon the making of new Term Loans.

(c) In connection with any establishment of new Revolving Commitments of any existing Class pursuant to clause (iii) of paragraph (a) of this Section, the Borrower, each Incremental Lender and the Administrative Agent shall execute and deliver an agreement (an “Additional Commitment Amendment”) amending Schedule 2.10 to reflect such new Commitments and implementing such additional amendments to this Agreement as shall be appropriate, in the judgment of the Administrative Agent, to provide the rights and benefits of this Agreement and other Loan Documents to such new Commitments and the extensions of credit made pursuant thereto, and such amendment will be effective to amend this Agreement and the other Loan Documents on the terms set forth therein without the consent of any other Lender, any Issuing Bank or the Swingline Lender (each such Person executing and delivering the Restatement Agreement thereby consenting to each amendment effected pursuant to this Section).  The terms of any such new Revolving Commitments and the extensions of credit made pursuant thereto shall be identical to those of the other Commitments of the same Class and the extensions of credit made pursuant thereto.

(d) The Administrative Agent shall promptly notify each Lender as to the effectiveness of each Additional Tranche Amendment and each Additional Commitment Amendment.

(e) Notwithstanding the foregoing, no new Loans or Commitments shall be made or established under this Section (including through the conversion of existing Loans or Commitments) unless (i) on the date such Loans are made or the date such Commitments become effective, the conditions set forth in paragraphs (a) and (b) of Section 4.02 shall be satisfied and the Administrative Agent shall have received a certificate to that effect dated such date and executed by a Financial Officer and (ii) the Administrative Agent shall have received legal opinions, board resolutions and other closing certificates and documentation reasonably requested by the Administrative Agent consistent with those delivered on the Original Effective Date pursuant to Section 4.01 of the Original Credit Agreement.

(f) Upon the making of any Term Loan or the effectiveness of any new Commitment of any Incremental Lender that is not already a Lender pursuant to this Section, such Incremental Lender shall be deemed to be a “Lender” (and a Lender in respect of Loans and Commitments of the applicable Class) hereunder, and henceforth shall be entitled to all the rights of, and benefits accruing to, Lenders (or Lenders in respect of Loans and Commitments of the applicable Class) hereunder and shall be bound by all agreements, acknowledgements and other obligations of Lenders (or Lenders in respect of Loans and Commitments of the applicable Class) hereunder.  Without limiting the generality of the foregoing, (i) upon the effectiveness of a Revolving Commitment of any Incremental Lender, such Incremental Lender shall be deemed to have acquired, on the terms set forth in Section 2.05, participations in outstanding Revolving Letters of Credit equal to such Revolving Lender’s Applicable Aggregate Revolving Percentage and (ii) upon the effectiveness of the conversion of a Synthetic LC Commitment of any Class of any Converting Lender, the amount in the Synthetic Deposit Account applicable to such Class attributable to such converted Synthetic LC Commitment shall be transferred to the Synthetic Deposit Account applicable to the Class into which such Synthetic LC Commitment shall have been converted.

(g) Each of the parties hereto hereby agrees that the Administrative Agent may take any and all actions that it deems necessary or advisable to ensure that, after giving effect to any Revolving Commitments of any Class established pursuant to clause (iii) of paragraph (a) of this Section, the outstanding Revolving Loans of such Class are held by the Revolving Lenders of such Class in accordance with their new Applicable Tranche Revolving Percentages of such Class.  This may be accomplished at the discretion of the Administrative Agent (i) by requiring outstanding Revolving Loans of the applicable Class to be prepaid with the proceeds of a new Revolving Borrowing of such Class, (ii) by permitting the Revolving Borrowings of such Class outstanding at the time of any increase in the aggregate Revolving Commitments of such Class pursuant to this Section to remain outstanding until the last days of the respective Interest Periods therefor, even though the applicable Revolving Lenders would hold such Revolving Borrowings other than in accordance with their new Applicable Tranche Revolving Percentages of such Class, or (iii) by any combination of the foregoing.  Any prepayment described in this paragraph shall be subject to Section 2.16, but otherwise shall be without premium or penalty.

(h) In connection with the establishment of any new Class of Term Loans pursuant to clause (iv) of paragraph (a) of this Section, if the Adjusted LIBOR margin or the ABR margin on such Class of Term Loans exceeds the Applicable Rate then in effect with respect to Tranche 2 Term Loans, then the Applicable Rate in effect with respect to Tranche 2 Term Loans shall automatically be increased by the amount of such excess, effective upon the establishment of such new Class of Term Loans.

ARTICLE III

Representations and Warranties

The Borrower represents and warrants to the Lenders that:

SECTION 3.01. Organization and Authority.  (a)  The Borrower and each Subsidiary is a corporation, partnership, limited liability company or trust duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation except, in the case of any Subsidiary of the Borrower, where the failure to be in good standing could not reasonably be expected to have a Material Adverse Effect.

(b) The Borrower and each Subsidiary (i) has the requisite power and authority to own its properties and assets and to carry on its business as now being conducted and as contemplated in this Agreement and (ii) is qualified to do business in, and is in good standing in, every jurisdiction in which failure to so qualify or be in good standing, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

(c) Each Loan Party has the power and authority to enter into the Transactions.

(d) Each Loan Document has been duly executed and delivered by each Loan Party that is party thereto and constitutes the legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, subject to the effect of any applicable bankruptcy, moratorium, insolvency, reorganization or other similar law affecting the enforceability of creditors’ rights generally and to the effect of general principles of equity (whether considered in a proceeding at law or in equity).

SECTION 3.02. Execution; No Conflicts.  The execution, delivery and performance by the Loan Parties of this Agreement and the other Loan Documents and the Transactions:

(i) have been duly authorized by all requisite corporate actions (including any required shareholder approval) of the Loan Parties required for the lawful execution, delivery and performance thereof;

(ii) do not and will not violate any provisions of (A) any applicable law, rule or regulation, (B) any judgment, writ, order, determination, decree or arbitral award of any Governmental Authority or arbitral authority binding on the Borrower or any Subsidiary or its or any Subsidiary’s properties, or (C) the certificate of incorporation, bylaws or other organizational documents of the Borrower or any Subsidiary, as applicable;

(iii) do not and will not be in conflict with, result in a breach of, violate, give rise to a right of prepayment under or constitute a default under, any material contract, indenture, agreement or other instrument or document to which the Borrower or any Subsidiary is a party, or by which the properties or assets of the Borrower or any Subsidiary are bound; and

(iv) do not and will not result in the creation or imposition of any Lien upon any of the properties or assets of the Borrower or any Subsidiary (other than the Liens created by the Loan Documents).

SECTION 3.03. Solvency.  Immediately after the consummation of the Original Transactions and immediately following the making of each Loan or the issuance of each Letter of Credit made or issued and after giving effect to the application of the proceeds of such Loans, (a) the fair value of the assets of the Borrower and the Subsidiaries, on a consolidated basis, will exceed their consolidated debts and liabilities, subordinated, contingent or otherwise; (b) the present fair saleable value of the property of the Borrower and the Subsidiaries on a consolidated basis will be greater than the amount that will be required to pay the probable liability on their debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (c) the Borrower and the Subsidiaries on a consolidated basis will not have incurred any debts and liabilities, subordinated, contingent or otherwise, that they do not believe that they will be able to pay as such debts and liabilities become absolute and matured; and (d) the Borrower and the Subsidiaries on a consolidated basis will not have unreasonably small capital with which to conduct the business in which they are engaged as such business is now conducted and is proposed to be conducted following the Original Effective Date.

SECTION 3.04. Subsidiaries.  Schedule 3.04 sets forth as of the date hereof, and each revised Schedule 3.04 delivered pursuant to Section 5.01(b)(iv) will set forth as of the end of the fiscal year of the Borrower most recently preceding the date on which it shall have been delivered, a list of all the Subsidiaries and the percentage ownership of the Borrower and the Subsidiaries therein, and identifies or will identify each Subsidiary that is a Subsidiary Loan Party or an Excluded Subsidiary on the date hereof or as of the end of such fiscal year, as the case may be (and sets forth, (a) as to each such Excluded Subsidiary, whether it is, on the date hereof or as of the end of such fiscal quarter, as the case may be, a Class A Excluded Subsidiary, a Class B Excluded Subsidiary, a Class C Excluded Subsidiary, a Class D Excluded Subsidiary or a Designated Syndicated Person and (b) as to each Subsidiary, the amount, if any, of Equity Interests in such Subsidiary that are Class A Excluded Equity Interests or Class B Excluded Equity Interests), which schedule is (and each revision thereto shall be) true and correct in all material respects.  The shares of Equity Interests or other ownership interests listed on Schedule 3.04 are owned by the Borrower, directly or indirectly, free and clear of all Liens other than Liens permitted hereunder.

SECTION 3.05. Ownership Interests.  The Borrower owns no interest in any Person other than the Persons set forth on Schedule 3.05 (which schedule is true and correct in all material respects), Equity Interests in Persons not constituting Subsidiaries permitted under Section 6.02 and Equity Interests in subsidiaries created or acquired after the Original Effective Date.

SECTION 3.06. Financial Condition.  (a)   The Borrower has heretofore furnished to the Administrative Agent and each Lender an audited consolidated balance sheet of the Borrower and the Subsidiaries as at December 31, 2004, and the notes thereto and the related consolidated statements of income, stockholders’ equity and cash flows for the fiscal year then ended, as examined and certified by PricewaterhouseCoopers LLP, independent public accountants.  Such financial statements (including the notes thereto) present fairly, in all material respects, the financial condition of the Borrower and the Subsidiaries as of December 31, 2004, and the results of their operations, the changes in their stockholders’ equity and their cash flows for the Fiscal Year then ended, all in conformity with GAAP consistently applied.  Since December 31, 2004, there has not occurred any event or circumstance that has resulted or could reasonably be expected to result in a material adverse change in the business, assets, operations, properties or condition, financial or otherwise, or liabilities of the Borrower and the Subsidiaries, taken as a whole (other than any event or condition (a “Publicly Disclosed Matter”) specifically identified in the Borrower’s Form 10-K filed with the SEC with respect to the fiscal year ended December 31, 2004 and each Form 8-K filed by the Borrower with the SEC after the filing of such Form 10-K and prior to the date hereof; provided that all risk factors, general descriptions of the Borrower’s business, industry and competitors (including general descriptions of risks and liabilities relating thereto), projections and forward looking statements contained in any such filings shall be disregarded for purposes of determining the Publicly Disclosed Matters).  Since the Original Effective Date, there have been no changes in the status of the Publicly Disclosed Matters that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

(b) The Borrower has, on or prior to the Original Effective Date, furnished to the Administrative Agent for distribution to the Lenders the Borrower’s forecast model with respect to Fiscal Years through 2012 including a projected consolidated statement of EBITDA and selected cash flow information (the “Model”) prepared giving effect to the Original Transactions as if the Original Transactions had occurred as of January 1, 2006.  The Model was prepared in good faith by the Borrower based on assumptions and estimates believed by the Borrower on the date thereof to be reasonable, was based on the best information available to the Borrower after due inquiry and accurately reflects all material adjustments required to be made to give effect to the Original Transactions.

(c) As of the Original Effective Date, neither the Borrower nor any Subsidiary had any material Indebtedness or other material obligations or liabilities, direct or contingent, other than (i) the liabilities reflected on Schedule 3.06, (ii) obligations arising under this Agreement, (iii) obligations arising under the Settlement Agreements, (iv) liabilities in respect of the Shareholder Litigation and (v) liabilities incurred in the ordinary course of business.

SECTION 3.07. Title to Properties.  Each of the Borrower and the Subsidiaries has good and valid title to, or valid leasehold interests in, all its real and personal property that is material to the business of the Borrower and the Subsidiaries, taken as a whole, except for minor defects in title that do not interfere with its ability to conduct its business as currently conducted or as proposed to be conducted or to utilize such properties for their intended purposes.

SECTION 3.08. Taxes.  The Borrower and each Subsidiary has filed or caused to be filed all material federal, state and local tax returns which are required to be filed by it (subject to any timely obtained extensions to file) and, except for taxes and assessments being contested in good faith by appropriate proceedings diligently conducted and against which reserves reflected in the financial statements described in Section 3.06(a) and satisfactory to the Borrower’s independent certified public accountants have been established, has paid or caused to be paid all material taxes as shown on said returns or on any assessment received by it, to the extent that such taxes have become due.

SECTION 3.09. Other Agreements.  Except as set forth on Schedule 3.09:

(i) neither the Borrower nor any Subsidiary is a party to or subject to any judgment, order, decree, agreement, lease or instrument, or subject to any other restrictions, compliance with the terms of which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect;

(ii) neither the Borrower nor any Subsidiary is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in (i) any Medicaid Provider Agreement, Medicare Provider Agreement or other agreement or instrument to which the Borrower or any Subsidiary is a party, which default has resulted in, or if not remedied within any applicable grace period could reasonably be expected to result in, the revocation, termination, cancellation or suspension of the Medicaid Certification or the Medicare Certification of the Borrower or any Subsidiary, which revocation, termination, cancellation or suspension could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect or (ii) any agreement or instrument to which the Borrower or any Subsidiary is a party (which defaults referred to in this clause (ii) have had, or if not remedied within any applicable grace period could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect);

(iii) to the knowledge of the Borrower, no Contract Provider is a party to any judgment, order, decree, agreement or instrument, or subject to any restrictions, compliance with the terms of which could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

(iv) to the knowledge of the Borrower, no Contract Provider is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any Medicaid Provider Agreement, Medicare Provider Agreement or other agreement or instrument to which such Person is a party, which default has resulted in, or if not remedied within any applicable grace period could result in, the revocation, termination, cancellation or suspension of the Medicaid Certification or the Medicare Certification of such Person, which revocation, termination, cancellation or suspension could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and

(v) except as permitted under Section 6.07(vii), neither the Borrower nor any Subsidiary of the Borrower is a party to or subject to any shareholder agreement, agreement evidencing Indebtedness or other similar agreement that (A) prohibits the Borrower or such Subsidiary from pledging any Equity Interests in any Subsidiary or other Person or (B) provides for a dissolution, disassociation, put, call or other similar adverse consequence as a result of a pledge of any Equity Interests in any Subsidiary or other Person by the Borrower or any direct Subsidiary of the Borrower.

SECTION 3.10. Litigation.  (a)  Except as set forth on Schedule 3.10, there is no action, suit, investigation or proceeding at law or in equity or by or before any Governmental Authority pending or, to the knowledge of the Borrower, threatened by or against the Borrower or any Subsidiary or, to the knowledge of the Borrower, pending or threatened by or against any Contract Provider, or affecting the Borrower or any Subsidiary or, to the knowledge of the Borrower, any Contract Provider or any properties or rights of the Borrower or any Subsidiary or, to the knowledge of the Borrower, any Contract Provider, (i) which could, individually or in the aggregate, reasonably be expected to result in the revocation, termination, cancellation or suspension of the Medicaid Certification or the Medicare Certification of such Person, which revocation, termination, cancellation or suspension could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (ii) which could otherwise, individually, or in the aggregate, reasonably be expected to have a Material Adverse Effect or (iii) that involves this Agreement or the Transactions.

(b) Since the Original Effective Date, there have been no changes in the status of the matters disclosed on Schedule 3.10 that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

SECTION 3.11. Margin Stock.  The proceeds of the Loans and Letters of Credit made or issued under this Agreement will be used by the Borrower only for the purposes expressly authorized herein.  None of such proceeds will be used, directly or indirectly, and whether immediately, incidentally or ultimately, for the purpose of purchasing or carrying any Margin Stock (other than Equity Interests in the Borrower or any Indebtedness of the Borrower that is convertible into Equity Interests in the Borrower) or for the purpose of reducing or retiring any Indebtedness which was originally incurred to purchase or carry any such Margin Stock or for any other purpose which might constitute any of the Loans or Letters of Credit under this Agreement a “purpose credit” within the meaning of Regulation U or Regulation X of the Board.  Neither the Borrower nor any agent acting in its behalf has taken or will take any action which might cause this Agreement or any of the documents or instruments delivered pursuant hereto to violate any regulation of the Board or to violate the Exchange Act or the Securities Act or any state securities laws.  Neither the Borrower nor any Subsidiary is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of buying or carrying Margin Stock.

SECTION 3.12. Investment Company Status.  Neither the Borrower nor any Subsidiary is an “investment company,” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company”, as such terms are defined in the Investment Company Act of 1940, as amended (15 U.S.C. § 80a-1, et seq.). The application of the proceeds of the Loans and repayment thereof by the Borrower and the issuance of Letters of Credit and the performance by the Borrower and any Subsidiary of the Transactions will not violate any provision of said Act, or any rule, regulation or order issued by the SEC thereunder.

SECTION 3.13. Intellectual Property.  Except as set forth on Schedule 3.13, the Borrower and each Subsidiary owns or has the right to use, under valid license agreements or otherwise, all patents, licenses, franchises, trademarks, trademark rights, trade names, trade name rights, trade secrets, service marks, service mark rights and copyrights material to the conduct of the business of the Borrower and the Subsidiaries, taken as a whole, as now conducted and as contemplated by this Agreement, without, to the knowledge of the Borrower, conflict by, or with, any patent, license, franchise, trademark, trade secret, trade name, service mark, copyright or other proprietary right of, any other Person.

SECTION 3.14. No Untrue Statement.  Neither (a) this Agreement nor any certificate or document executed and delivered by or on behalf of the Borrower or any Subsidiary in accordance with or pursuant to this Agreement nor (b) any written or formally presented statement, report, document (including the Information Memorandum), representation or warranty provided to the Administrative Agent or any Lender in connection with the negotiation or preparation of this Agreement (as modified or supplemented by other written or formally presented statements, reports, documents, representations and warranties furnished to the Lenders prior the date of this Agreement) contains any misrepresentation or untrue statement of material fact or omits to state a material fact necessary, in light of the circumstances under which it was made, in order to make any such warranty, representation or statement contained therein not misleading.

SECTION 3.15. No Consents, Etc.  Neither the respective businesses or properties of the Borrower or any Subsidiary, nor any relationship between the Borrower or any Subsidiary and any other Person, nor any circumstance in connection with the execution, delivery and performance of this Agreement and the Transactions, is such as to require a consent, approval or authorization of, or filing, registration or qualification with, any Governmental Authority or any other Person on the part of the Borrower or any Subsidiary as a condition to the execution, delivery and performance of, or consummation of the transactions contemplated by, or the validity or enforceability of, this Agreement, other than any such consent, approval, authorization, filing, registration or qualification that has been duly obtained or effected, as the case may be.

SECTION 3.16. ERISA.  (i) The execution and delivery of this Agreement will not involve any “prohibited transaction”, as defined in Section 406 of ERISA or Section 4975 of the Code, (ii) each of the Borrower, each Subsidiary and each ERISA Affiliate has fulfilled its obligations under the minimum funding standards imposed by ERISA and the Code and each is in compliance in all material respects with the applicable provisions of ERISA and (iii) none of the Borrower, the Subsidiaries, and their respective ERISA Affiliates maintains, contributes to, or is required to contribute to any Pension Plan.

SECTION 3.17. No Default.  No Default has occurred and is continuing.

SECTION 3.18. Environmental Matters. (a)  Except as set forth in Schedule 3.18 and except with respect to other matters that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, neither the Borrower nor any of the Subsidiaries (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) has become subject to any Environmental Liability, or (iii) has received notice of any claim with respect to any Environmental Liability, nor does the Borrower have any knowledge of any basis for any such Environmental Liability.

(b) Since the Original Effective Date, there have been no changes in the status of the matters disclosed on Schedule 3.18 that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

SECTION 3.19. Employment Matters.  (a)  Except as set forth on Schedule 3.19, none of the employees of the Borrower or any Subsidiary is subject to any collective bargaining agreement and there are no strikes, work stoppages, election or decertification petitions or proceedings, unfair labor charges, equal opportunity proceedings, or other material labor/employee related controversies or proceedings pending or, to the knowledge of the Borrower, threatened against the Borrower or any Subsidiary or between the Borrower or any Subsidiary and any of its employees, other than employee grievances, controversies or proceedings arising in the ordinary course of business which could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(b) Except to the extent a failure to maintain compliance could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, the Borrower and each Subsidiary is in compliance in all respects with all applicable laws, rules and regulations pertaining to labor or employment matters, including those pertaining to wages, hours, occupational safety and taxation, and there is neither pending nor, to the knowledge of the Borrower, threatened any litigation, administrative proceeding or investigation in respect of such matters which, if decided adversely, could reasonably be likely, individually or in the aggregate, to have a Material Adverse Effect.

SECTION 3.20. Reimbursement from Third Party Payors.  The accounts receivable of the Borrower and each Subsidiary and each Contract Provider have been and will continue to be adjusted to reflect reimbursement policies of third party payors such as Medicare, Medicaid, Blue Cross/Blue Shield, private insurance companies, health maintenance organizations, preferred provider organizations, alternative delivery systems, managed care systems, government contracting agencies and other third party payors.  In particular, accounts receivable relating to such third party payors do not and shall not exceed amounts any obligee is entitled to receive under any capitation arrangement, fee schedule, discount formula, cost-based reimbursement or other adjustment or limitation to its usual charges.

SECTION 3.21. Compliance with Laws.  Except as set forth in Schedule 3.21, each of the Borrower and the Subsidiaries is in compliance with all laws, regulations and orders of any Governmental Authority applicable to it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

SECTION 3.22. Insurance.  The Borrower and the Subsidiaries maintain, in force, with financially sound and reputable insurance companies, and pay all premiums and costs related to, insurance coverages in such amounts (with no materially greater risk retention) and against such risks as are deemed by the management of the Borrower to be sufficient in accordance with the usual and customary practices of companies of established repute engaged in the same or similar lines of business as the Borrower and the Subsidiaries.

SECTION 3.23. Collateral Matters.  (a)  When executed and delivered, the Collateral and Guarantee Agreement will be effective to create in favor of the Administrative Agent for the ratable benefit of the Secured Parties a valid and enforceable security interest in the Collateral (as defined therein) and (i) when Collateral (as defined therein) constituting certificated securities (as defined in the Uniform Commercial Code) is delivered to the Administrative Agent thereunder together with instruments of transfer duly endorsed in blank, the Collateral Agreement will constitute a fully perfected Lien on, and security interest in, all right, title and interest of the pledgors thereunder in such Collateral, prior and superior in right to any other Person, and (ii) when financing statements in appropriate form are filed in the offices specified in the Perfection Certificate, the Collateral Agreement will constitute a fully perfected Lien on and security interest in all right, title and interest of the grantors in the remaining Collateral (as defined therein), prior and superior to the rights of any other Person, except Liens expressly permitted by Section 6.06.

(b) Each Mortgage, upon execution and delivery by the parties thereto, will create in favor of the Administrative Agent, for the ratable benefit of the Secured Parties, a legal, valid and enforceable Lien on all the applicable mortgagor’s right, title and interest in and to the Mortgaged Properties subject thereto and the proceeds thereof, and when the Mortgages have been filed in the jurisdictions specified in the Perfection Certificate, the Mortgages will constitute a fully perfected Lien on all right, title and interest of the mortgagors in the Mortgaged Properties and the proceeds thereof, prior and superior in right to any other Person, except Liens expressly permitted by Section 6.06.

(c) Upon the recordation of the Collateral and Guarantee Agreement or a memorandum of such Agreement with the United States Patent and Trademark Office and the United States Copyright Office, the Lien created under the Collateral and Guarantee Agreement will constitute a fully perfected Lien on all right, title and interest of the Loan Parties in the registered Intellectual Property (as defined in the Collateral and Guarantee Agreement) in which a security interest may be fully perfected by filing in the United States Patent and Trademark Office and the United States Copyright Office, in each case prior and superior in right to any other Person, except Liens expressly permitted under Section 6.06 (it being understood that subsequent recordings in the United States Patent and Trademark Office or the United States Copyright Office may be necessary to perfect a Lien on registered trademarks and trademark applications or copyrights, respectively, acquired by the Loan Parties after the Original Effective Date).

Notwithstanding any other provision of this Agreement, no representation or warranty contained in Section 3.01, 3.02, 3.04, 3.09 or 3.23 shall be made or deemed to be made with respect to any Immaterial Subsidiary until September 30, 2006; provided that (i) such representations and warranties shall be deemed to be made with respect to all Immaterial Subsidiaries on such date and (ii) after such date, representations and warranties shall be made, and shall be deemed to be made, with respect to Immaterial Subsidiaries in accordance with the terms of this Agreement.

ARTICLE IV

Conditions

SECTION 4.01. Effective Date.  The effectiveness of this Amended and Restated Credit Agreement is subject to the satisfaction of the conditions set forth in the Restatement Agreement.

SECTION 4.02. Each Credit Event.  The obligation of each Lender to make a Loan on the occasion of any Borrowing, and of each Issuing Bank to issue, amend, renew or extend any Letter of Credit, is subject to the satisfaction of the following conditions:

(a) The representations and warranties of the Borrower set forth in this Agreement shall be true and correct in all material respects on and as of the date of such Borrowing or the date of issuance, amendment, renewal or extension of such Letter of Credit, as applicable (except (i) to the extent that any representation or warranty expressly relates to an earlier date, in which case such representation or warranty shall have been true and correct as of such earlier date and (ii) with respect to any Immaterial Subsidiary, as specified in Article III).

(b) At the time of and immediately after giving effect to such Borrowing or the issuance, amendment, renewal or extension of such Letter of Credit, as applicable, no Default shall have occurred and be continuing.

Each Borrowing and each issuance, amendment, renewal or extension of a Letter of Credit shall be deemed to constitute a representation and warranty by the Borrower on the date thereof as to the matters specified in paragraphs (a) and (b) of this Section.

ARTICLE V

Affirmative Covenants

Until the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder shall have been paid in full and all Letters of Credit shall have expired or terminated (or the Borrower’s obligation under such Letters of Credit shall have been cash collateralized or supported by letters of credit of other banks naming the Issuing Banks as beneficiaries in a manner satisfactory to the Issuing Banks) and all LC Disbursements shall have been reimbursed, the Borrower covenants and agrees with the Lenders that:

SECTION 5.01. Financial Statements, Reports, Etc.  (a)  The Borrower will file with the SEC and deliver to the Administrative Agent for distribution to each Lender:

(i) not later than March 31, 2006, an Annual Report on Form 10-K containing audited financial statements of the Borrower for the fiscal year ended December 31, 2005, meeting the requirements of subparagraph (b)(ii) below; and

(ii) by the date required under the rules and regulations of the SEC (including extensions granted thereunder), a Quarterly Report on Form 10-Q containing unaudited financial statements meeting the requirements of subparagraph (b)(iii) below with respect to each fiscal quarter ending during the Borrower’s fiscal year ending on December 31, 2006, including for each such fiscal quarter comparative financial statements with respect to the corresponding fiscal quarter of the Borrower’s fiscal year ending on December 31, 2005.

(b) The Borrower shall deliver or cause to be delivered to the Administrative Agent for distribution to each Lender:

(i) within 30 days after the end of each fiscal month of the Borrower until the Borrower shall have filed with the SEC and delivered to the Administrative Agent the Annual Report on Form 10-K referred to in subparagraph (a)(i) above, the Monthly Financial Package;

(ii) not later than the earlier to occur of (x) 90 days after the end of each Fiscal Year of the Borrower and (y) the date on which the Borrower is required to file or files financial statements with respect to the applicable Fiscal Year with the SEC (including extensions granted under the rules and regulations of the SEC), financial statements (including a balance sheet, a statement of income, a statement of stockholders’ equity and a statement of cash flows) of the Borrower and the Subsidiaries on a consolidated basis as of the end of and for such Fiscal Year, together with statements in comparative form as of the end of and for the preceding Fiscal Year as summarized in the Form 10-K of the Borrower filed with the SEC pursuant to Section 13 of the Exchange Act for the corresponding period, and accompanied by a report of PricewaterhouseCoopers LLP or other independent public accountants acceptable to the Administrative Agent (without a “going concern” or like qualification or exception and without any qualification or exception as to the scope of such audit other than as to matters relating to historical costs of fixed assets), which opinion shall state in effect that such financial statements (A) were audited using generally accepted auditing standards, (B) were prepared in accordance with GAAP consistently applied and (C) present fairly the financial condition and results of operations of the Borrower and the Subsidiaries for the period covered;

(iii) not later than the earlier to occur of (x) 45 days after the end of each of the first three quarters of each Fiscal Year of the Borrower and (y) the date on which the Borrower is required to file (including extensions granted under the rules and regulations of the SEC) or files financial statements with respect to the applicable fiscal quarter with the SEC, a balance sheet and related statements of income and cash flows of the Borrower and the Subsidiaries on a consolidated basis for such quarter and for the period beginning on the first day of such Fiscal Year of the Borrower and ending on the last day of such quarter, together with statements in comparative form for the corresponding date or period in the preceding Fiscal Year of the Borrower as summarized in the Form 10-Q of the Borrower filed with the SEC pursuant to Section 13 of the Exchange Act for the corresponding period, and certified by a Financial Officer as presenting fairly the financial condition and results of operations of the Borrower and the Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes;

(iv) concurrently with each delivery of financial statements under clause (ii) or (iii) above, a certificate of a Financial Officer (A) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto; (B) setting forth reasonably detailed calculations demonstrating compliance with Section 6.01(a) and (b); (C) stating whether any change in GAAP or in the application thereof has occurred since December 31, 2005, and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate; and (D) concurrently with the delivery of financial statements under clause (ii) above, attaching an updated Schedule 3.04 hereto setting forth as of the date of the balance sheet included in such financial statements a list of all the Subsidiaries and the percentage ownership of the Borrower and the Subsidiaries therein, and identifying, as of such date, each Class A Excluded Subsidiary, Class B Excluded Subsidiary, Class C Excluded Subsidiary, Class D Excluded Subsidiary, Designated Syndicated Person, Class A Excluded Equity Interest and Class B Excluded Equity Interest.

(v) not later than March 31, 2006, and thereafter not later than 45 days after the beginning of each Fiscal Year (beginning with Fiscal Year 2007) in respect of such Fiscal Year (A) the annual business plan of the Borrower and the Subsidiaries for such Fiscal Year approved by the Board of Directors of the Borrower, (B) forecasts prepared by management of the Borrower for each fiscal month in such Fiscal Year and (C) forecasts prepared by management of the Borrower for such Fiscal Year and the four Fiscal Years thereafter, including, in each instance described in clauses (B) and (C) above, (x) a projected year-end consolidated balance sheet and income statement and statement of cash flows and (y) a statement of all of the material assumptions on which such forecasts are based;

(vi) contemporaneously with the distribution thereof to the Borrower’s or any Subsidiary’s stockholders or partners or the filing thereof with the SEC, as the case may be, copies of all statements, reports, notices and filings distributed by the Borrower or any Subsidiary to its stockholders or partners or filed with the SEC (including reports on Forms 10-K, 10-Q and 8-K) or any Governmental Authority succeeding to any or all of the functions of the SEC or with any national securities exchange;

(vii) promptly after the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in liability of the Borrower, the Subsidiaries and all ERISA Affiliates in an aggregate amount exceeding $5,000,000, a certificate of a Financial Officer setting forth the details as to such ERISA Event and the action that the Borrower, such Subsidiary or such ERISA Affiliate has taken or will take with respect thereto;

(viii) promptly after the Borrower or any Subsidiary becomes aware of the commencement thereof, notice of any investigation, action, suit or proceeding before any Governmental Authority involving the condemnation or taking under the power of eminent domain of any material portion of its property or the revocation or suspension of any material permit, license, certificate of need or other governmental requirement applicable to any of its properties or assets;

(ix) within 10 days of the receipt by the Borrower or any Subsidiary, copies of all material deficiency notices, compliance orders or adverse reports issued by any Governmental Authority or accreditation commission having jurisdiction over the licensing, accreditation or operation of any properties or assets of the Borrower or any Subsidiary or by any Governmental Authority or private insurance company pursuant to a provider agreement, which, if not timely complied with or cured, could reasonably be expected to result in the suspension or forfeiture of any license, certification or accreditation necessary in order for such Person to carry on its business as then conducted or the termination of any material insurance or reimbursement program available to such Person;

(x) promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of the Borrower or any Subsidiary, or compliance with the terms of this Agreement, as the Administrative Agent or any Lender may reasonably request; and

(xi) within 10 days after the consummation of any Specified Divestiture, an updated Schedule 3.04 hereto setting forth as of the date of such consummation a list of all the Subsidiaries and the percentage ownership of the Borrower and the Subsidiaries therein, and identifying, as of such date, each Class A Excluded Subsidiary, Class B Excluded Subsidiary, Class C Excluded Subsidiary, Class D Excluded Subsidiary, Designated Syndicated Person, Class A Excluded Equity Interest and Class B Excluded Equity Interest.

(c) Information required to be delivered pursuant to this Section shall be deemed to have been delivered if such information, or one or more annual, quarterly or other reports containing such information, shall have been posted by the Borrower on the Borrower’s website on the Internet at www.healthsouth.com, at www.sec.gov/edgar/webusers.htm, on an IntraLinks or similar site to which all of the Lenders have been granted access, or at another website identified to the Lenders and accessible by the Lenders without charge (and, in each case, a confirming electronic correspondence shall have been delivered to each Lender providing notice of such posting); provided that the Borrower shall deliver paper copies of such information to any Lender that requests such delivery.

SECTION 5.02. Maintain Properties.  The Borrower will, and will cause each of the Subsidiaries to, keep or maintain all properties and assets necessary to its operations in good working order and condition (subject to ordinary wear and tear), make all needed repairs, replacements and renewals to such properties, and maintain free from Liens all trademarks, trade names, service marks, patents, copyrights, trade secrets, know-how, and other intellectual property and proprietary information (or adequate licenses relating thereto), in each case (a) as are reasonably necessary to conduct its business as currently conducted or as contemplated hereby and in accordance with customary and prudent business practices and (b) except for any failure with respect to the foregoing that does not materially interfere with the Borrower’s and the Subsidiaries’ ability to conduct their business, taken as a whole, as currently conducted or as proposed to be conducted or to utilize such properties and assets for their intended purposes.

SECTION 5.03. Existence, Qualification, Etc.  The Borrower will, and will cause each of the Subsidiaries to, (i) do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and all rights, permits, privileges, licenses and franchises, in each case to the extent material to the Borrower and the Subsidiaries, taken as a whole, and (ii) maintain its license or qualification to do business as a foreign corporation and good standing in each jurisdiction in which its ownership or leasing of property or the nature of its business makes such license or qualification necessary, except, with respect to clause (ii) only, where the failure to do so could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; provided that the foregoing shall not prohibit any merger, consolidation, liquidation, dissolution, sale or transfer that is not prohibited by the provisions of Article VI.  The Borrower will cause each of the Subsidiaries to take all reasonable actions to maintain its identity as a separate legal entity from the Borrower or any other Subsidiary, including (x) maintaining such Subsidiary’s books and records separate from those of any Affiliate of such Subsidiary, including records of all intercompany debits and credits and transfer of funds, (y) not commingling such Subsidiary’s funds or other assets with those of any of its Affiliates and not maintaining bank accounts or other depositary accounts to which any of its Affiliates is an account party, in each case in a manner such that such Subsidiary’s funds, assets and accounts could not be distinguished from those of its Affiliates and (z) acting solely in its own name, through its own officials or representatives where relevant.

SECTION 5.04. Regulations and Obligations.  The Borrower will, and will cause each of the Subsidiaries to, comply in all material respects with or contest in good faith all statutes and governmental regulations and pay its Indebtedness and all other taxes, assessments, governmental charges, claims for labor, supplies, rent and any other obligation that, if unpaid, would become a Lien against any of its properties or assets, except liabilities being contested in good faith by appropriate proceedings diligently conducted and against which adequate reserves acceptable to the Borrower’s independent certified public accountants have been established, unless and until any Lien resulting therefrom attaches to any of its properties or assets and becomes enforceable by its creditors.

SECTION 5.05. Insurance.  The Borrower will, and will cause each of the Subsidiaries to, at all times maintain, in force, with financially sound and reputable insurance companies, and pay all premiums and costs related to, insurance coverages in such amounts (with no materially greater risk retention) and against such risks as are deemed by the management of the Borrower to be sufficient in accordance with usual and customary practices of companies of established repute engaged in the same or similar business as the Borrower and the Subsidiaries.  The Borrower shall deliver to the Administrative Agent at such time or times as the Administrative Agent may reasonably request, a certificate of a Financial Officer setting out in such detail as the Administrative Agent may reasonably request a description of all insurance coverages maintained by the Borrower and each Subsidiary.  The Administrative Agent shall have no obligation to give the Borrower or any Subsidiary notice of any notification received by the Administrative Agent with respect to any insurance policies or take any steps to protect the Borrower’s or any Subsidiary’s interests under such policies.

SECTION 5.06. True Books.  With respect to all dealings and transactions occurring after December 31, 2004, the Borrower will, and will cause each of the Subsidiaries to, keep true books of record and account in which full, true and correct entries will be made of such dealings and transactions, and set up on its books such reserves as may be required by GAAP with respect to doubtful accounts and all taxes, assessments, charges, levies and claims and with respect to its business in general, and include such reserves in interim as well as year-end financial statements, so that the Borrower and each Subsidiary may prepare financial statements in accordance with GAAP.

SECTION 5.07. Right of Inspection.  The Borrower will, and will cause each of the Subsidiaries to, permit any Person designated by the Administrative Agent or any Lender (which shall be coordinated through the Administrative Agent) to visit and inspect any of its properties, corporate books and financial reports and to discuss its affairs, finances and accounts with its principal officers and independent certified public accountants, all at reasonable times, at reasonable intervals and with reasonable prior notice; provided that, excluding any such visits and inspections during the continuation of an Event of Default, the Administrative Agent and the Lenders shall not exercise such rights more than two times during any calendar year.

SECTION 5.08. Observe All Laws.  The Borrower will, and will cause each of the Subsidiaries to, conform to and duly observe, and use reasonable efforts to cause all Contract Providers to conform to and duly observe, all laws, rules and regulations and all other valid requirements of any regulatory authority with respect to the conduct of its business, including Titles XVIII and XIX of the Social Security Act, Medicare Regulations, Medicaid Regulations and all other laws, rules and regulations of Governmental Authorities (including all laws, rules and regulations pertaining to the licensing of professional and other health care providers and all Environmental Laws), except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

SECTION 5.09. Governmental Licenses.  The Borrower will, and will cause each of the Subsidiaries to, obtain and maintain, and use reasonable efforts to cause all Contract Providers to obtain and maintain, all material licenses, permits, certifications and approvals of all applicable Governmental Authorities as are required for the conduct of its business as currently conducted and herein contemplated, including material professional licenses, Medicaid Certifications and Medicare Certifications, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

SECTION 5.10. Notice of Material Events.  Upon the Borrower’s obtaining knowledge of (i) any Default or Event of Default or (ii) any event, development or occurrence that has resulted in, or could reasonably be expected to result in, a Material Adverse Effect, the Borrower shall promptly notify the Administrative Agent of the nature thereof, the period of existence thereof, and what action the Borrower or such Subsidiary proposes to take with respect thereto.

SECTION 5.11. Suits or Other Proceedings.  Upon the Borrower’s obtaining knowledge of the filing or commencement of, or any written notice of intention of any Person to file or commence, any action, suit or proceeding, whether in law or in equity, (i) against the Borrower or any Subsidiary, or any attachment, levy, execution or other process being instituted against any assets of the Borrower or any Subsidiary, which could reasonably be expected to have a Material Adverse Effect or (ii) against the Borrower, any Subsidiary or any Contract Provider to suspend, revoke or terminate any Medicaid Provider Agreement, Medicaid Certification, Medicare Provider Agreement or Medicare Certification, which could reasonably be expected to have a Material Adverse Effect, the Borrower shall promptly provide the Administrative Agent with written notice thereof stating the nature and status of such litigation, dispute, proceeding, levy, execution or other process.

SECTION 5.12. Notice of Discharge of Hazardous Material or Environmental Complaint.  The Borrower will, and will cause the Subsidiaries to, promptly provide to the Administrative Agent true, accurate and complete copies of any and all notices, complaints, orders, directives, claims, or citations received by the Borrower or any Subsidiary relating to any of the following which is likely to have a Material Adverse Effect: (a) violation or alleged violation by the Borrower or any Subsidiary of any applicable Environmental Law; (b) Release or threatened Release by the Borrower or any Subsidiary, or at any Facility or property owned or leased or operated by the Borrower or any Subsidiary, of any Hazardous Material; or (c) any Environmental Liability.

SECTION 5.13. Information Regarding Collateral.  (a)  The Borrower will furnish to the Administrative Agent prompt written notice of any change (i) in any Loan Party’s legal name, as reflected in its organization documents, (ii) in any Loan Party’s jurisdiction of organization or corporate structure and (iii) in any Loan Party’s identity, Federal Taxpayer Identification Number or organization number, if any, assigned by the jurisdiction of its organization.  The Borrower also agrees promptly to provide to the Administrative Agent certified organizational documents reflecting any of the changes described in the preceding sentence.  The Borrower agrees not to effect or permit any change referred to in the preceding sentences unless all filings have been made under the Uniform Commercial Code or otherwise that are required in order for the Collateral Agent, for the benefit of the Lenders, to continue at all times following such change to have a valid, legal and perfected security interest in all of the Collateral.  The Borrower also agrees promptly to notify the Administrative Agent, for the benefit of the Lenders, if any material portion of the Collateral is damaged or destroyed.

(b) Each year, at the time of delivery of annual financial statements with respect to the preceding Fiscal Year pursuant to Section 5.01(b), the Borrower shall deliver to the Administrative Agent a certificate on behalf of the Borrower of a Financial Officer setting forth the information required pursuant to the Perfection Certificate or confirming that there has been no change in such information since the later of the date of the Perfection Certificate delivered on the Original Effective Date or the date of the most recent certificate delivered pursuant to this Section.

(c) After any Subsidiary Loan Party grants any Guarantee of any Obligation or grants any Lien securing any Obligation, the Borrower shall promptly provide to the Administrative Agent with all information reasonably requested by the Administrative Agent or any Lender with respect to the assets, liabilities or cash flows of the Subsidiary Loan Party granting any such Guarantee or Lien.

SECTION 5.14. Further Assurances.  (a)  The Borrower will, and will cause each Subsidiary to, execute any and all further documents, financing statements, agreements and instruments, and take all such further actions (including (i) the filing and recording of financing statements, fixture filings, mortgages, deeds of trust and other documents, (ii) conducting lien searches and (iii) providing legal opinions reasonably satisfactory to the Administrative Agent), which may be required, or which the Administrative Agent or the Required Lenders may reasonably request, to cause the Collateral and Guarantee Requirement to be and to remain satisfied at all times and to evidence such satisfaction and the priorities of the Liens created under the Collateral and Guarantee Agreement.  Without limiting the generality of the foregoing, (x) if at any time after September 30, 2006, it is known to a Financial Officer that, as a result of an acquisition, disposition or otherwise, a Subsidiary that is designated as an Excluded Subsidiary in Schedule 3.04 (as most recently revised in accordance with Section 5.01(b)(iv)) ceases to qualify as an Excluded Subsidiary or (y) a Designated Syndicated Person ceases to qualify as a Designated Syndicated Person, then the Borrower shall promptly take all actions to cause such Subsidiary to become a Subsidiary Loan Party and to otherwise cause the Collateral and Guarantee Requirement to be satisfied with respect to such Subsidiary.

(b) If any material assets (including any Mortgaged Property) are at any time acquired or held by the Borrower or any Subsidiary Loan Party (including any Subsidiary that becomes a Subsidiary Loan Party after the Original Effective Date (other than assets already subject to the perfected Liens of the applicable Security Documents), the Borrower will notify the Administrative Agent, and, if requested by the Administrative Agent or the Required Lenders, will cause such assets to be subjected to a Lien securing the Obligations and will take, and cause the Subsidiary Loan Parties to take, such actions as shall be necessary or reasonably requested by the Administrative Agent to grant and perfect such Liens, including actions described in paragraph (a) of this Section.

(c) The Borrower shall take all actions, including instructing the applicable tax authorities to pay any such Federal tax refunds into an account of the Borrower with and controlled by the Administrative Agent, as shall be reasonably requested by the Administrative Agent in order to create and perfect a Lien on the Borrower’s rights with respect to any Federal tax refunds that may be owed to the Borrower in an aggregate amount greater than $5,000,000 in any Fiscal Year as security for the Obligations (it being agreed that, unless an Event of Default described in Section 7.01(a), (b), (d) (solely with respect to Section 6.01), (h) or (i) shall have occurred and be continuing and the Administrative Agent or the Required Lenders shall have notified the Borrower to the contrary, the Borrower shall be permitted to remove funds from such account and to apply such funds for any purpose consistent with the provisions of this Agreement).

(d) The Borrower shall not, and shall not permit any Subsidiary to, deposit or maintain in any deposit account, other than a Specified Deposit Account, any amounts in excess of the amount required to be deposited or maintained in such deposit account in the ordinary course of business; provided that this clause (d) shall not be deemed to require the Borrower or any Subsidiary to deposit any Restricted Cash and Cash Equivalents to a Specified Deposit Account.  Schedule 5.14 sets forth as of the Original Effective Date a list of all the Specified Deposit Accounts. The Borrower shall deliver written notice to the Administrative Agent promptly after establishing or closing any Specified Deposit Account.

SECTION 5.15. Intentionally Omitted.

SECTION 5.16. Hedging Arrangements.  As promptly as practicable, and in any event within 90 days after the Original Effective Date, the Borrower shall have entered into, and thereafter for a period of not less than three years will maintain in effect, one or more Swap Agreements with such parties as shall be reasonably acceptable to the Administrative Agent, the effect of which is that at least 50% of Consolidated Total Indebtedness (excluding the Interim Loans) of the Borrower will effectively bear interest at a fixed rate, in each case on terms and conditions reasonably acceptable to the Administrative Agent.

ARTICLE VI

Negative Covenants

Until the Commitments have expired or terminated and the principal of and interest on each Loan and all fees payable hereunder have been paid in full and all Letters of Credit have expired or terminated (or the Borrower’s obligation under such Letters of Credit shall have been cash collateralized or supported by letters of credit of other banks naming the Issuing Banks as beneficiaries in a manner satisfactory to the Issuing Banks) and all LC Disbursements have been reimbursed, the Borrower covenants and agrees with the Lenders that:

SECTION 6.01. Financial Covenants.  (a)  Interest Coverage Ratio.  The Borrower will not permit the Interest Coverage Ratio for any period of four consecutive fiscal quarters ending during any period set forth below to be less than the ratio set forth below opposite such period:

Period	Minimum Ratio
Original Effective Date through June 30, 2007	1.65 to 1.00
July 1, 2007 through December 31, 2007	1.75 to 1.00
January 1, 2008 through December 31, 2009	2.00 to 1.00
January 1, 2010 through December 31, 2010	2.25 to 1.00
After December 31, 2010	2.50 to 1.00

(b) Leverage Ratio.  The Borrower will not permit the Leverage Ratio at any time during any period set forth below to exceed the ratio set forth below opposite such period:

Period	Maximum Ratio
Original Effective Date through June 30, 2006	7.25 to 1.00
July 1, 2006 through December 31, 2006	7.50 to 1.00
January 1, 2007 through September 30, 2007	7.25 to 1.00
October 1, 2007 through December 31, 2007	7.00 to 1.00
January 1, 2008 through December 31, 2008	6.50 to 1.00
January 1, 2009 through December 31, 2009	6.25 to 1.00
January 1, 2010 through December 31, 2010	5.50 to 1.00
January 1, 2011 through December 31, 2011	5.00 to 1.00
After December 31, 2011	4.75 to 1.00

; provided that, if the Borrower or any Subsidiary receives any Specified Tax Refunds during any fiscal quarter, (i) the Financial Officer’s certificate delivered immediately after the end of such fiscal quarter pursuant to Section 5.01(b)(iv) shall include a certification by the applicable Financial Officer of the aggregate amount of Specified Tax Refunds received during such fiscal quarter and (ii) each ratio set forth under the column “Maximum Ratio” above shall be deemed to be reduced by the quotient (rounded to the nearest multiple of 0.05) obtained by dividing (A) the aggregate amount of the Specified Tax Refunds set forth in such Financial Officer’s certificate by (B) Adjusted Consolidated EBITDA of the Borrower for the period of four consecutive fiscal quarters of the Borrower ending on or most recently prior to the delivery of such Financial Officer’s certificate.

SECTION 6.02. Investments.  The Borrower will not, and will not permit any Subsidiary to, make any Investment, except (a) Equity Interests in Subsidiaries existing on the Original Effective Date or organized by the Borrower after the Original Effective Date and Equity Interests in Persons that thereafter become Subsidiaries in acquisitions permitted under Section 6.08; (b) Permitted Investments and Permitted Syndicated Interest Repurchases, (c) Investments existing on the Original Effective Date and set forth on Schedule 6.02, (d) Investments made in favor of physicians in connection with their medical practices in an aggregate amount outstanding at any time not in excess of $20,000,000, (e) acquisitions permitted under Section 6.08, (f) Investments in trade creditors or customers that are received pursuant to a plan of reorganization or liquidation, (g) guarantees permitted under Sections 6.03(a)(M), 6.03(a)(N) and 6.03(a)(O), (h) investments received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with, customers and suppliers, in each case in the ordinary course of business; and (i) investments not permitted by any other clause of this Section; provided, that no investment shall be made pursuant to this clause (i) that, taken together with all other outstanding investments made pursuant to this clause (i), would exceed the greater of $100,000,000 and 5% of Consolidated Tangible Assets of the Borrower (or at any time when the Leverage Ratio is less than 5.00 to 1.00, the greater of $200,000,000 and 10% of Consolidated Tangible Assets of the Borrower) as of the end of the most recent fiscal quarter for which financial statements of the Borrower have been delivered under Section 5.01 (or, prior to the delivery of any such financial statements, as of December 31, 2004), in each of clauses (a) through (i) above, net of any return representing return of capital, payment of principal or any other reduction in respect of all investments made pursuant to the applicable clause as of the date of the applicable investment (including proceeds received by the Borrower or any Subsidiary Loan Party from Syndications of Designated Syndicated Persons (in each case, not exceeding the amount of capital contributions made by the Borrower and the Subsidiary Loan Parties to the applicable Designated Syndicated Person)). The Borrower shall not purchase or otherwise acquire any Equity Interests, security, obligation or evidence of Indebtedness of, make any capital contribution to or make any loan or advance to any Subsidiary that is not a Subsidiary Loan Party other than (1) pursuant to clause (a) of the preceding sentence, (2) loans to Subsidiaries that are evidenced by promissory notes that, to the extent held by the Company or Subsidiary Loan Parties, are pledged under and in accordance with the Collateral and Guarantee Agreement, (3) Indebtedness under the Borrower’s cash management system, (4) Permitted Debt Activities and Permitted Syndicated Interest Repurchases, (5) capital contributions to Syndicated Persons in an aggregate amount not greater than $10,000,000 per fiscal year and (6) investments in Designated Syndicated Persons made pursuant to clause (i) of this Section.

SECTION 6.03. Indebtedness; Subsidiary Preferred Stock.  (a)  The Borrower (i) shall not, and shall not permit any of the Subsidiaries to, directly or indirectly, create, incur, issue, assume or otherwise become liable with respect to (collectively, “incur”), any Indebtedness (including Acquired Indebtedness) and (ii) shall not permit any of its Subsidiaries to issue (except to the Borrower or any of its Subsidiaries) or create any Preferred Stock or permit any Person (other than the Borrower or a Subsidiary) to own or hold any interest in any Preferred Stock of any such Subsidiary; provided that, in addition to Existing Indebtedness: (A) the Borrower may incur Indebtedness under this Agreement; (B) the Borrower and the Subsidiaries may incur Indebtedness under the Interim Loan Documents, provided that the Net Proceeds of such Interim Loans are used to repay Existing Notes; (C) the Borrower and the Subsidiaries may issue the Senior Notes in the Senior Notes Offering provided that the Net Proceeds thereof are used to repay Interim Loans; (D) the Borrower and the Subsidiaries may incur Refinancing Indebtedness; (E) the Borrower may incur any Indebtedness to any Subsidiary or any Subsidiary may incur any Indebtedness to the Borrower or to any Subsidiary, provided, that (1) such Indebtedness incurred by a Subsidiary Loan Party after the Original Effective Date is subordinated to the Obligations on terms reasonably satisfactory to the Administrative Agent and (2) any such Indebtedness of a Subsidiary (except Indebtedness arising through the ordinary course operation of the Borrower’s cash management system), to the extent held by the Borrower or a Subsidiary Loan Party, (X) will be evidenced by a promissory note in form and on terms reasonably satisfactory to the Administrative Agent, (Y) will be pledged under the Collateral and Guarantee Agreement and (Z) if such Indebtedness is incurred after the Original Effective Date by a Subsidiary that is not a Loan Party, such Indebtedness will be secured by a Lien on substantially all of the assets and Equity Interests owned by such Subsidiary; (F) the Borrower may incur any Indebtedness evidenced by letters of credit which are used in the ordinary course of business of the Borrower and its Subsidiaries; (G) the Borrower and its Subsidiaries may incur Capitalized Lease Obligations, purchase money debt and Attributable Indebtedness in an aggregate principal amount (excluding the aggregate amount of Attributable Indebtedness in respect of Specified Sale and Leaseback Transactions and Attributable Indebtedness in respect of Sale and Leaseback Transactions in respect of fixed or capital assets that are consummated within 180 days after the acquisition or completion of the applicable fixed or capital assets) at any one time outstanding not to exceed the greater of $100,000,000 and 5% of Consolidated Tangible Assets of the Borrower (or at any time when the Leverage Ratio is less than 5.00 to 1.00, the greater of $200,000,000 and 10% of Consolidated Tangible Assets of the Borrower) as of the end of the most recent fiscal quarter for which financial statements of the Borrower have been delivered under Section 5.01 (or, prior to the delivery of any such financial statements, as of December 31, 2004); (H) the Borrower may incur Indebtedness evidenced by the Settlement Notes; (I) the Borrower may enter into Swap Agreements in accordance with Section 6.15; (J) the Subsidiaries (other than the Wholly Owned Subsidiaries of the Borrower) may incur other Indebtedness in an aggregate principal amount outstanding at any time that does not exceed the greater of $25,000,000 and 1.25% of Consolidated Tangible Assets of the Borrower (or at any time when the Leverage Ratio is less than 5.00 to 1.00, the greater of $50,000,000 and 2.5% of Consolidated Tangible Assets of the Borrower) as of the end of the most recent fiscal quarter for which financial statements of the Borrower have been delivered under Section 5.01 (or, prior to the delivery of any such financial statements, as of December 31, 2004); (K) the Borrower may incur other Indebtedness (other than Pari Passu Indebtedness) in an aggregate principal amount outstanding at any time that, taken together with Indebtedness (other than Pari Passu Indebtedness) and Attributable Indebtedness incurred under clauses (G) and (J) of this Section 6.03(a) and Section 6.14, does not exceed the greater of $100,000,000 and 5% of Consolidated Tangible Assets of the Borrower (or at any time when the Leverage Ratio is less than 5.00 to 1.00, the greater of $200,000,000 and 10% of Consolidated Tangible Assets of the Borrower) as of the end of the most recent fiscal quarter for which financial statements of the Borrower have been delivered under Section 5.01 (or, prior to the delivery of any such financial statements, as of December 31, 2004), (L) any Subsidiary that is to be divested as part of the Permitted Surgery Center Divestiture may incur Indebtedness for borrowed money the proceeds of which are distributed to the Borrower or another Subsidiary that is not to be so divested at or prior to the time of such divestiture, provided that (1) neither the Borrower nor any other Subsidiary shall Guarantee or otherwise be directly or contingently liable for such Indebtedness and (2) any such Indebtedness shall be promptly repaid in full if such Subsidiary shall not be divested as part of the Permitted Surgery Center Divestiture within 15 days after such Indebtedness shall have been incurred; (M) the Borrower and its Subsidiaries may enter into guarantees of Indebtedness of Subsidiaries that is otherwise permitted hereunder; (N) the Borrower may incur Pari Passu Indebtedness, and the Subsidiaries may enter into guarantees of Pari Passu Indebtedness to the extent consistent with the definition of such term; and (O) the Borrower may incur Permitted Unsecured Indebtedness, and the Subsidiaries may enter into guarantees of Permitted Unsecured Indebtedness to the extent consistent with the definition of such term.

(b) Notwithstanding the foregoing clause (a), the Borrower may permit any Subsidiary (other than a Subsidiary directly owned by the Borrower) which is an entity formed to operate one or more healthcare facilities to issue or create Equity Interests, provided that the aggregate amount of all such Equity Interests that is Preferred Stock outstanding after giving effect to such issuance or creation shall not exceed $25,000,000.

SECTION 6.04. Disposition of Assets.  (a)  The Borrower shall not, and shall not permit any Subsidiary to, consummate any Asset Sale, except for the Digital Hospital Transaction, the Permitted Asset Sale, Permitted Syndicated Interest Sales, Specified Sale and Leaseback Transactions and Asset Sales that constitute investments permitted under Section 6.02(i), if, after giving effect thereto, the aggregate book value of all assets (including Equity Interests of Subsidiaries) sold, transferred or otherwise disposed of in Asset Sales (other than the Digital Hospital Transaction, the Permitted Asset Sale, Permitted Syndicated Interest Sales, Specified Sale and Leaseback Transactions and Asset Sales that constitute investments permitted under Section 6.02(i)) after the date hereof would exceed the greater of $100,000,000 and 5% of Consolidated Tangible Assets of the Borrower as of the end of the most recent fiscal quarter for which financial statements of the Borrower shall have been delivered under Section 5.01 (or, prior to the delivery of any such financial statements, as of December 31, 2004).  Except as provided in Section 6.03(b), the Borrower shall not permit any Subsidiary to issue any additional Equity Interests of such Subsidiary.  The Borrower shall not, and shall not permit any Subsidiary to, consummate any Asset Sale (other than Syndications) that would result in a Wholly Owned Subsidiary of the Borrower continuing to be a Subsidiary but ceasing to be a Wholly Owned Subsidiary of the Borrower.

(b) The Borrower shall not, and shall not permit any of the Subsidiaries to, consummate any Asset Sale permitted under paragraph (a) above (except for Asset Sales that constitute investments permitted under Section 6.02(i)) unless (i) the Borrower or such Subsidiary receives consideration at the time of such Asset Sale at least equal to the Fair Market Value of the assets included in such Asset Sale, (ii) immediately before and immediately after giving effect to such Asset Sale, no Default or Event of Default shall have occurred and be continuing and (iii) at least 75% of the consideration received by the Borrower or such Subsidiary therefor is in the form of cash or cash equivalents paid at the closing thereof, provided, however, that this clause (iii) shall not apply (A) if, after giving effect to such Asset Sale, the aggregate principal amount of all notes or similar debt obligations and the Fair Market Value of all equity securities and other non-cash consideration received by the Borrower from all Asset Sales since the Original Effective Date (other than (1) non-cash consideration received in Asset Sales covered by the following clause (B) and (2) such notes or similar debt obligations and such equity securities converted into or otherwise disposed of for cash and applied in accordance with Section 2.11(c)) would not exceed the greater of $100,000,000 and 5% of Consolidated Tangible Assets of the Borrower as of the end of the most recent fiscal quarter for which financial statements of the Borrower shall have been delivered under Section 5.01 (or, prior to the delivery of any such financial statements, as of December 31, 2004) and (B) to Asset Sales for which the non-cash consideration exceeds 25%, the Net Proceeds of which do not exceed $30,000,000 in the aggregate.  The amount (without duplication) of any (x) Indebtedness (other than Subordinated Indebtedness) of the Borrower or such Subsidiary that is expressly assumed by the transferee in such Asset Sale and with respect to which the Borrower or such Subsidiary, as the case may be, is unconditionally released by the holder of such Indebtedness and (y) any notes, securities or similar obligations or items of property received from such transferee that are promptly converted, sold or exchanged by the Borrower or such Subsidiary for cash (to the extent of the cash actually so received), shall be deemed to be cash for purposes of this Section. If at any time any non-cash consideration received by the Borrower or such Subsidiary, as the case may be, in connection with any Asset Sale is converted into or sold or otherwise disposed of for cash (other than interest received with respect to any such non-cash consideration), then the date of such conversion or disposition shall be deemed to constitute the date of an Asset Sale hereunder and the Net Proceeds thereof shall be applied in accordance with Section 2.11(c).

SECTION 6.05. Fundamental Changes.  (a)  The Borrower shall not, nor shall it permit any Subsidiary to, merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or wind up, liquidate or dissolve, except that, if at the time thereof and immediately after giving effect thereto no Default shall have occurred and be continuing (i) any Person may merge into the Borrower in a transaction in which the Borrower is the surviving corporation, (ii) any Person (other than the Borrower) may merge into any Subsidiary in a transaction in which the surviving entity is a Subsidiary and (if any party to such merger is a Subsidiary Loan Party) is a Subsidiary Loan Party, (iii) any Asset Sale permitted under Section 6.04 may be structured as a merger or consolidation and (iv) any Subsidiary may wind up, liquidate or dissolve if (A) the Borrower determines in good faith that such winding up, liquidation or dissolution is in the best interests of the Borrower and is not materially disadvantageous to the Lenders and (B) with respect to any winding up, liquidation or dissolution of a Subsidiary Loan Party, all proceeds and distributions resulting from such winding up, liquidation or dissolution shall be made to other Subsidiary Loan Parties, provided that any such merger involving a Person that is not a Wholly Owned Subsidiary of the Borrower immediately prior to such merger shall not be permitted unless also permitted by Sections 6.02, 6.04, 6.08 and 6.14, as applicable.

(b) The Borrower will not, and will cause the Subsidiaries not to, engage in any business other than the business now being conducted by the Borrower and the Subsidiaries and other businesses directly related or complementary to such business.

SECTION 6.06. Liens.  The Borrower will not, and will not permit any of the Subsidiaries to, incur, create, assume or permit to exist any Lien upon any of its accounts receivable, contract rights, chattel paper, inventory, equipment, instruments, general intangibles or other property or assets of any character, whether now owned or hereafter acquired, or assign or sell any income or receivables (including accounts receivable) or rights in respect thereof, other than (a) Permitted Liens, (b) Liens existing on the Original Effective Date and set forth on Schedule 6.06, provided that (i) such Liens shall secure only those obligations which they secure on the Original Effective Date and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof and (ii) such Liens shall extend only to the assets to which they apply on the Original Effective Date, (c) Liens on property, plant and equipment acquired, constructed or improved by the Borrower or any Subsidiary; provided that (i) such Liens and the Indebtedness secured thereby are incurred prior to or within 90 days after such acquisition or the completion of such construction or improvement and (ii) such Liens shall not apply to any other property or assets of the Borrower or any Subsidiary, (d) Liens securing Indebtedness permitted under Section 6.03(a)(E), (e) Liens securing Indebtedness permitted under Section 6.03(a)(L), provided that such Liens shall extend only to the assets of the Subsidiaries to be divested as part of the Permitted Surgery Center Divestiture, (f) Liens (other than Liens on any Equity Interests of any Subsidiary or other Person that is required to be pledged under the Collateral and Guarantee Agreement) that are not permitted by any other clause of this Section 6.06; provided that at the time any Lien is created under this clause (f), the aggregate amount of such Lien and all other Liens permitted under this clause (f) (measured, as to each such Lien, as the lesser of the amount secured by such Lien and the fair market value at such time of the assets subject to such Lien), shall not exceed the greater of $100,000,000 and 5% of Consolidated Tangible Assets of the Borrower as of the end of the most recent fiscal quarter for which financial statements of the Borrower have been delivered under Section 5.01 (or, prior to the delivery of any such financial statements, as of December 31, 2004), and (g) Pari Passu Indebtedness Liens.

SECTION 6.07. Restrictive Agreements.  The Borrower will not, and will not permit any of the Subsidiaries to, directly or indirectly, enter into or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (a) the ability of the Borrower or any Subsidiary to create, incur or permit to exist any Lien upon any of its property or assets (other than on terms substantially similar to, and no less favorable to the Lenders than, those in the Senior Notes Indenture), or the ability of the Borrower or any Subsidiary to create, incur or permit to exist any Lien on any Equity Interests of any Subsidiary owned by it (other than on terms substantially similar to, and no less favorable to the Lenders than, those in the Senior Notes Indenture), or (b) the ability of any Subsidiary to pay dividends or other distributions with respect to any shares of its Equity Interests or to make or repay loans or advances to the Borrower or any other Subsidiary or to Guarantee Indebtedness of the Borrower or any other Subsidiary; provided that (i) the foregoing shall not apply to restrictions and conditions imposed by law or by this Agreement, or by the Interim Credit Agreement as in effect on the date hereof or by the Senior Notes Indenture or any Refinancing Indebtedness in respect of the foregoing so long as the restrictions and conditions contained in the Senior Notes Indenture or such Refinancing Indebtedness shall not be more restrictive than those contained in the form of the Senior Notes Indenture referred to in the definition of such term, (ii) the foregoing shall not apply to restrictions and conditions existing on the Original Effective Date identified on Schedule 6.07 (but shall apply to any extension or renewal of (other than pursuant to the exercise of existing contractual renewal options), or any amendment or modification expanding the scope of, any such restriction or condition), (iii) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to the sale of assets or a Subsidiary pending such sale, provided that such restrictions and conditions apply only to the assets or Subsidiary that is to be sold and such sale is permitted hereunder, (iv) clause (a) of the foregoing shall not apply to customary provisions in leases and other contracts restricting the assignment thereof, (v) the foregoing shall not apply to restrictions and conditions under any agreement evidencing any Acquired Indebtedness that was permitted to be incurred pursuant to this Agreement and which was not incurred in anticipation or contemplation of the related acquisition, provided that such restrictions and encumbrances only apply to assets that were subject to such restrictions and encumbrances prior to the acquisition of such assets by the Borrower or its Subsidiaries, (vi) clause (a) of the foregoing shall not apply to customary restrictions and conditions under any agreement evidencing any Lien permitted under Section 6.06(c), provided that such restrictions and conditions only apply to the assets that are subject to the applicable Lien permitted under Section 6.06(c); (vii) the foregoing shall not apply to customary restrictions and conditions contained in operating agreements and other agreements entered into in connection with the formation and governance of joint ventures and other non-wholly owned Subsidiaries in the ordinary course of business; provided that such restrictions and conditions only apply to assets and Equity Interests of the applicable joint venture or non-wholly owned Subsidiary; (viii) the foregoing shall not apply to customary restrictions and conditions under any agreement evidencing any Lien permitted hereunder securing Indebtedness permitted under Section 6.03(a)(J), provided that such restrictions and conditions only apply to the assets of the Subsidiary incurring such Indebtedness that are subject to the applicable Lien; (ix) the foregoing shall not apply to restrictions and conditions imposed by the Pari Passu Indebtedness Documents, so long as such restrictions and conditions are not less favorable to the Lenders than the restrictions and conditions set forth in the Pari Passu Indebtedness Documents as in effect on the date of the first issuance of any Pari Passu Indebtedness; and (x) the foregoing shall not apply to restrictions and conditions imposed by the Permitted Unsecured Indebtedness Documents, so long as such restrictions and conditions are not less favorable to the Lenders than the restrictions and conditions set forth in the Permitted Unsecured Indebtedness Documents as in effect on the date of the first issuance of any Permitted Unsecured Indebtedness.

SECTION 6.08. Acquisitions.  The Borrower will not, and will not permit any of the Subsidiaries to, acquire or enter into any agreement to acquire (a) any Person or Facility, (b) all or substantially all of the assets of any Person or (c) except in the ordinary course of business, assets that are, taken as a whole, substantial in relation to the Borrower, in each case unless (i) the Person or Facility to be acquired is in, or the assets to be acquired are used in, substantially the same line of business as or a line of business reasonably related or complementary to the businesses presently engaged in by the Borrower and the Subsidiaries, and (ii) on each occasion when the aggregate amount of cash expended and Indebtedness assumed in connection with acquisitions permitted pursuant to this Section 6.08 shall have exceeded $50,000,000 and each multiple of $5,000,000 in excess thereof during any Fiscal Year, the Borrower shall have furnished to the Administrative Agent a certificate prepared and certified by a Financial Officer on a historical pro forma basis giving effect to all such acquisitions consummated during the applicable Fiscal Year, which certificate shall demonstrate (x) that no Default or Event of Default would exist immediately after giving effect thereto and (y) that the Leverage Ratio would be equal to or less than the Leverage Ratio set forth in the most recent certificate of a Financial Officer delivered pursuant to Section 5.01(b)(iv), in each case immediately after giving effect to all such acquisitions; provided that, solely for purposes of determining whether the Leverage Ratio test in clause (y) of this Section 6.08 is satisfied, and not for any other purpose under this Agreement, Adjusted Consolidated EBITDA for each applicable period shall be computed without giving effect to the cash gain on (i) the settlement between the Borrower and UBS AG or certain of its Affiliates as approved by the Circuit Court of Jefferson County, Alabama on January 13, 2009 and (ii) any judgment and/or settlement in the Borrower’s pending litigation with Ernst & Young LLP, as more fully described in Note 20, Settlements, “UBS Litigation Settlement,” and Note 21, Contingencies and Other Commitments, “Derivative Litigation,” respectively, to the consolidated financial statements accompanying the Borrower’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008; and provided further that (1) no acquisition shall be permitted under this Section 6.08 if a Default or Event of Default would exist immediately after giving effect thereto, and (2) the aggregate amount of cash expended and Indebtedness assumed in connection with acquisitions permitted pursuant to this Section 6.08 shall not exceed (X) at any time prior to the earlier to occur of (I) the repayment in full of all Interim Loans and (II) the first anniversary of the Original Effective Date, $50,000,000 during any Fiscal Year and (Y) otherwise, $300,000,000 during any Fiscal Year.  Notwithstanding the foregoing provisions of this Section, the Borrower and the Subsidiaries shall be permitted to engage in the Birmingham Hospital Transactions, and the Birmingham Hospital Transactions shall be disregarded for purposes of any calculations under this Section 6.08.

SECTION 6.09. Restricted Payments; Certain Prepayments of Indebtedness.  (a)  The Borrower shall not, and shall not permit any of its Subsidiaries, directly or indirectly, to make any Restricted Payment; provided, however, that (i) the Borrower may, and may permit any of its Subsidiaries to, make Restricted Payments if (A) either all Interim Loans have been fully repaid or such Restricted Payment occurs after the first anniversary of the Original Effective Date, (B) at the time of and after giving effect to such Restricted Payment no Default shall have occurred and be continuing and (C) the amount of such Restricted Payment, when added to the aggregate amount of all Restricted Payments made during the same Fiscal Year, does not exceed the greater of $50,000,000 and 2.5% of Consolidated Tangible Assets of the Borrower as of the end of the most recent fiscal quarter for which financial statements of the Borrower have been delivered under Section 5.01 (or, prior to the delivery of any such financial statements, as of December 31, 2004) and (ii) the Borrower may make (A) scheduled cash dividend payments at the times and to the extent required by the terms of the Preferred Stock (as in effect on the Original Effective Date) issued and sold in the Preferred Stock Offering and (B) cash payments at any time to reduce the accreted liquidation preference of such Preferred Stock as a result of previously unpaid dividends.  Notwithstanding the foregoing, the Borrower may, and may permit any of the Subsidiaries, to make Restricted Payments with assets of its surgery center business unit as part of the Permitted Surgery Center Divestiture, and the amount of any such Restricted Payments shall be disregarded for the purpose of determining compliance with clause (i)(C) above.

(b) The Borrower will not, nor will it permit any of the Subsidiaries to, make or agree to pay or make, directly or indirectly, any payment or other distribution (whether in cash, securities or other property) of or in respect of principal of or interest on any Indebtedness, or any payment or other distribution (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any Indebtedness, except:

(i) payments of Indebtedness created under this Agreement;

(ii) payments of Interim Loans with proceeds of Preferred Stock issued and sold in the Preferred Stock Offering or Senior Notes;

(iii) mandatory payments of principal, premium and interest as and when due in respect of any Indebtedness (other than Pari Passu Indebtedness) and regularly scheduled principal and interest payments as and when due in respect of any Pari Passu Indebtedness;

(iv) any payment or prepayment of Indebtedness with the proceeds of Refinancing Indebtedness;

(v) payments of secured Indebtedness (other than Pari Passu Indebtedness) that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness or in connection with a casualty or condemnation event related to such property or assets;

(vi) payments of Acquired Indebtedness;

(vii) prepayments of any Indebtedness incurred under Section 6.03(a)(G), (J) or (K) with any other Indebtedness incurred under Section 6.03(a)(G), (J) or (K), respectively;

(viii) payments of Indebtedness permitted under paragraph (c) of this Section 6.09;

(ix) the Birmingham Hospital Transactions;

(x) any payment or prepayment of Indebtedness of any Loan Party to another Loan Party;

(xi) Permitted Debt Activities;

(xii) repurchases, redemptions or prepayments of (A) $10,136,000 principal amount of 8.75% Convertible Senior Subordinated Notes due 2015 of Greenery Rehabilitation Group, Inc. and (B) $6,311,000 principal amount of 6.50% Convertible Subordinated Debentures due 2011 of Greenery Rehabilitation Group, Inc.;

(xiii) repurchases, redemptions or prepayments of Indebtedness of the Borrower or any Subsidiary in amounts that in the aggregate do not exceed $10,000,000, if immediately prior to and immediately after giving effect to each such repurchase or prepayment, no Default shall have occurred and be continuing;

(xiv) after (A) the Borrower has delivered financial statements under Section 5.01(a)(i), 5.01(b)(ii) or 5.01(b)(iii) and (B) either all Interim Loans have been fully repaid or one year has passed since the Original Effective Date, repurchases, redemptions or prepayments of Indebtedness of the Borrower or any Subsidiary in amounts that, in the aggregate and taken together with the aggregate amount of Indebtedness repurchased, redeemed or prepaid under the immediately preceding clause (xiii), do not exceed the greater of $250,000,000 and 5% of Consolidated Tangible Assets of the Borrower as of the end of the most recent fiscal quarter for which financial statements of the Borrower have been delivered under Section 5.01 (or, prior to the delivery of any such financial statements, as of December 31, 2004) if immediately prior to and immediately after giving effect to each such repurchase or prepayment no Default shall have occurred and be continuing;

(xv) repurchases, redemptions and prepayments of Pari Passu Indebtedness required to be made by the Borrower pursuant to the terms thereof as a result of the occurrence of any event described in the definition of the term “Prepayment Event”; and

(xvi) repurchases, redemptions and prepayments of Pari Passu Indebtedness made at the option of the Borrower; provided that no such repurchase, redemption or prepayment shall be made unless, substantially concurrently therewith, the Borrower shall have made a prepayment of the Term Loans pursuant to Section 2.11(a) in an aggregate amount equal to the Applicable Pari Passu Prepayment Percentage, determined immediately prior to such repurchase, redemption or prepayment, of the aggregate payment made to repurchase, redeem or prepay such Pari Passu Indebtedness.

Notwithstanding the foregoing, the Borrower may, and may permit any of the Subsidiaries, to repurchase, redeem or prepay Indebtedness of the Borrower or any Subsidiary in amounts that in the aggregate do not exceed the aggregate amount of the Retained Divestiture Net Proceeds received since the Original Effective Date, if any, provided that immediately prior to and immediately after giving effect to each such repurchase, redemption or prepayment, no Default shall have occurred and be continuing.

(c) The Borrower will not demand payment on, or permit any Subsidiary to prepay, any intercompany note of a Subsidiary that is not a Loan Party that is pledged under the Collateral and Guarantee Agreement except for (i) payments made for valid business reasons, (ii) payments in connection with the liquidation of such Subsidiaries for valid business reasons and (iii) Permitted Debt Activities.

SECTION 6.10. Compliance with ERISA.  The Borrower will not, and will not permit any of the Subsidiaries to:

(a) permit the present value of all benefit liabilities under all Pension Plans to exceed the current value of the assets of such Pension Plans allocable to such benefit liabilities;

(b) permit any accumulated funding deficiency (as defined in Section 302 of ERISA or Section 412 of the Code) with respect to any Pension Plan, whether or not waived;

(c) fail to make any contribution or payment to any Multiemployer Plan that the Borrower, a Subsidiary or any ERISA Affiliate may be required to make under any agreement relating to such Multiemployer Plan, or any law pertaining thereto;

(d) with respect to any Pension Plan, Employee Benefit Plan, engage, or permit any Subsidiary or any ERISA Affiliate to engage, in any “prohibited transaction”, as defined in Section 406 of ERISA or Section 4975 of the Code, for which a civil penalty pursuant to Section 502(i) of ERISA or a tax pursuant to Section 4975 of the Code may be imposed;

(e) permit the establishment of any Employee Benefit Plan providing post-retirement welfare benefits or establish or amend any Employee Benefit Plan which establishment or amendment could result in liability to the Borrower, any Subsidiary or any ERISA Affiliate or increase the obligation of the Borrower, any Subsidiary  or any ERISA Affiliate to a Multiemployer Plan if such liability or increase, individually or together with all similar liabilities and increases, is in excess of $5,000,000; or

(f) fail, or permit any Subsidiary or any ERISA Affiliate to fail, to establish, maintain and operate each Employee Benefit Plan in compliance in all material respects with the provisions of ERISA, the Code and all other applicable laws and the regulations and interpretations thereof.

SECTION 6.11. Fiscal Year.  The Borrower will not change its fiscal year to a date other than December 31st, nor will it permit any Subsidiary to change its fiscal year (other than a change to conform the fiscal year of a Subsidiary to that of the Borrower).

SECTION 6.12. Dissolution, etc.  The Borrower will not, and will not permit any Subsidiary to, wind up, liquidate or dissolve (voluntarily or involuntarily) or commence or suffer any proceedings seeking any such winding up, liquidation or dissolution, except, in the case of a Subsidiary, as permitted under Section 6.05.

SECTION 6.13. Transactions with Affiliates.  (a)  Neither the Borrower nor any of its Subsidiaries shall, directly or indirectly, in one transaction or a series of transactions, make any loan, advance, Guarantee or capital contribution to or for the benefit of, or sell, lease, transfer or otherwise dispose of any of its properties or assets to or for the benefit of, or purchase or lease any property or assets from, or enter into or amend any contract, agreement or understanding with or for the benefit of, any Affiliate of the Borrower or any of its Subsidiaries or any Person (or any Affiliate of such Person) holding 5% or more of the Common Equity of the Borrower or any of its Subsidiaries, other than transactions in the ordinary course between the Borrower and its Subsidiaries or among Subsidiaries of the Borrower (an “Affiliate Transaction”), unless the terms of such Affiliate Transactions are fair and reasonable to the Borrower or such Subsidiary, as the case may be, and are at least as favorable as the terms which could be obtained by the Borrower or such Subsidiary, as the case may be, in a comparable transaction made on an arm’s-length basis between unaffiliated parties.  Notwithstanding the foregoing, the Borrower and the Subsidiaries may, in connection with any Specified Divestiture, make such contributions or other dispositions of the assets (including the equity interests of any Subsidiary) and liabilities that are to be divested as part of such Specified Divestiture to any other Subsidiary, in each case, as are necessary for all the assets and liabilities to be divested as part of such Specified Divestiture to be held by one or more of the Subsidiaries to be so divested.

(b) Notwithstanding anything to the contrary set forth in this Agreement, the Borrower and the Subsidiaries may, in connection with any Specified Divestiture, engage in such transactions and take such actions, including reorganization transactions for tax or other general corporate purposes, as are approved in writing in advance by the Administrative Agent.

SECTION 6.14. Sale and Leaseback Transactions.  The Borrower will not, and will not permit any Subsidiary to, enter into any Sale and Leaseback Transaction other than Specified Sale and Leaseback Transactions unless, as of any date and after giving effect to such Sale and Leaseback Transaction, the aggregate outstanding Attributable Indebtedness in respect of Sale and Leaseback Transactions (other than any Specified Sale and Leaseback Transactions and any Sale and Leaseback Transaction in respect of a fixed or capital asset that is consummated within 180 days after the acquisition or completion of such fixed or capital asset), together with the aggregate amount of all Liens incurred, created, assumed or permitted to exist pursuant to clause (e) of Section 6.06, does not exceed the greater of $100,000,000 and 5% of Consolidated Tangible Assets of the Borrower (or at any time when the Leverage Ratio is less than 5.00 to 1.00, the greater of $200,000,000 and 10% of Consolidated Tangible Assets of the Borrower) as of the end of the most recent fiscal quarter for which financial statements of the Borrower have been delivered under Section 5.01 (or, prior to the delivery of any such financial statements, as of December 31, 2004).

SECTION 6.15. Swap Agreements.  The Borrower will not enter into any Swap Agreement and will not permit any Swap Agreement to which the Borrower is a party to continue in effect after the Original Effective Date, except for (a) Swap Agreements entered into to hedge or mitigate risks to which the Borrower or any Subsidiary has actual exposure (other than those in respect of Equity Interests of the Borrower or any Subsidiary) and (b) Swap Agreements entered into in order to effectively cap, collar or exchange interest rates (from fixed to floating rates, from one floating rate to another floating rate or otherwise) with respect to any interest-bearing liability or investment of the Borrower or any Subsidiary.  The Borrower will not permit any Subsidiary to enter into any Swap Agreement and will not permit any Swap Agreement to which a Subsidiary is a party to continue in effect after the Original Effective Date.

SECTION 6.16. Management Contracts.  Except for Facilities which, in the reasonable judgment of the Borrower, are no longer useful or profitable in the business of the Borrower and the Subsidiaries and that can be disposed of more economically by contracting for the management thereof by a third Person, the Borrower will not, and will cause the Subsidiaries not to, enter into any agreement whereby the management, supervision or control of its business or any Facility shall be delegated to or placed in any persons other than its governing body and officers, partners and members, the Borrower or a Subsidiary.

SECTION 6.17. Use of Proceeds.  The Borrower will use the proceeds of the Loans and the Letters of Credit solely for the purposes set forth in the preamble to this Agreement; provided, however, that the proceeds of any Additional Tranche Loan may be used by the Borrower for the purposes specified in the applicable Additional Tranche Amendment.  No part of the proceeds of any Loan will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board, including Regulations T, U and X.

SECTION 6.18. Amendment of Material Agreements.  The Borrower will not, nor will it permit any Subsidiary to, (a) permit any waiver, supplement, modification, amendment, termination or release of (i) any Settlement Agreement or (ii) its certificate of incorporation, by-laws or other organizational documents, in each of clauses (i) and (ii), in a manner which could, individually or in the aggregate, reasonably be expected to (A) materially impair the Loan Parties’ ability to perform their obligations hereunder or under the Loan Documents or (B) be adverse to the Lenders in any material respect, or (b) other than to permit a Permitted Debt Activity, waive, supplement, modify, amend, terminate or release any intercompany note pledged under the Collateral and Guarantee Agreement in a manner adverse to the Lender’s interests therein in any material respect.  The Borrower will not, nor will it permit any Subsidiary to, permit any waiver, supplement, modification, amendment, termination or release of (i) the Interim Credit Agreement, (ii) the Interim Loan Documents or (iii) the Senior Notes Indenture in each case that would (A) shorten the maturity or decrease the weighted average life to maturity of any Indebtedness incurred thereunder, (B) secure any of the Indebtedness incurred thereunder, (C) add additional covenants thereto that are not contained in this Agreement or make any covenants therein more restrictive than the corresponding covenants in this Agreement or (D) add additional prepayment events thereto.  The Borrower will not, nor will it permit any Subsidiary to, permit any waiver, supplement or other modification of the Pari Passu Indebtedness Documents or the Permitted Unsecured Indebtedness Documents if, after giving effect thereto, any series of Pari Passu Indebtedness or Permitted Unsecured Indebtedness, as the case may be, shall cease to meet the requirements set forth in the definition of such respective term.

SECTION 6.19. Capital Expenditures.  The Borrower and the Subsidiaries will not make Capital Expenditures (other than those funded with proceeds of asset sales or insurance) in any Fiscal Year in an aggregate amount exceeding (a) $175,000,000 (or $200,000,000 for fiscal year 2010 and each Fiscal Year thereafter), plus (b) the unused amount (up to $50,000,000) of such $175,000,000 or $200,000,000, as applicable, in the immediately preceding Fiscal Year; provided that Capital Expenditures in any Fiscal Year shall be counted against the base $175,000,000 or $200,000,000, as applicable, amount of Capital Expenditures permitted under this Section 6.19 for such Fiscal Year prior to being counted against any additional amounts available from the immediately preceding Fiscal Year.

ARTICLE VII

Events of Default

           Events of Default.  If any of the following events (“Events of Default”) shall occur:

(a) the Borrower shall fail to pay any principal of any Loan or any reimbursement obligation in respect of any LC Disbursement when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise;

(b) the Borrower shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount referred to in clause (a) of this Article) payable under this Agreement, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of three Business Days;

(c) any representation or warranty made or deemed made by or on behalf of the Borrower or any Subsidiary in or in connection with this Agreement or any amendment or modification hereof or waiver hereunder, or any purported statement of fact contained in any report, certificate, financial statement or other document furnished pursuant to or in connection with this Agreement or any amendment or modification hereof or waiver hereunder, shall prove to have been incorrect in any material respect when made or delivered or deemed made or delivered;

(d) the Borrower shall fail to observe or perform any covenant, condition or agreement contained in Section 1.05, 2.11(c) or (d), 5.01(b)(ix), 5.03 (with respect to the Borrower’s existence), 5.10, 5.11, 5.12, 5.13, 5.15 or 9.15 or in Article VI;

(e) the Borrower shall fail to observe or perform any covenant, condition or agreement contained in this Agreement or any other Loan Document (other than those specified in clause (a), (b) or (d) of this Article), and such failure shall continue unremedied for a period of 30 days after notice thereof from the Administrative Agent to the Borrower (which notice will be given at the request of any Lender);

(f) the Borrower or any Subsidiary shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Indebtedness or under any Settlement Agreement, when and as the same shall become due and payable (after giving effect to any applicable grace period);

(g) any event or condition occurs that results in any Material Indebtedness or any obligations under any Settlement Agreement becoming due or being required to be prepaid, repurchased, redeemed or defeased prior to its or their scheduled maturity or any event or condition shall occur that (i) enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf or any party to a Settlement Agreement other than the Borrower or a Subsidiary to cause any Material Indebtedness or any obligations under any Settlement Agreement to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its or their scheduled maturity; provided that this clause (g) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer (to the extent not prohibited under this Agreement), or a casualty or condemnation event, of the property or assets securing such Indebtedness;

(h) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of the Borrower or any Material Group of its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any Material Group or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;

(i) the Borrower or any Material Group shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (h) of this Article, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any Material Group or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing;

(j) the Borrower or any Material Group shall become unable, admit in writing its inability or fail generally to pay its debts as they become due;

(k) (i) one or more judgments (other than judgments entered pursuant to any Settlement Agreement) for the payment of money in an aggregate amount in excess of $30,000,000 shall be rendered against the Borrower, any Subsidiary or any combination thereof and the same shall remain undischarged for a period of 30 consecutive days during which execution shall not be effectively stayed, or (ii) any action shall be legally taken by a judgment creditor which could reasonably be expected to result in the attachment or levy upon any material assets of the Borrower or any Subsidiary to enforce any such judgment;

(l) an ERISA Event shall have occurred that, in the opinion of the Required Lenders, when taken together with all other ERISA Events that have occurred, could reasonably be expected to result in liability of the Borrower and its Subsidiaries in an aggregate amount exceeding (i) $30,000,000 in any year or (ii) $50,000,000 for all periods;

(m) a Change of Control shall occur;

(n) the Borrower or any Subsidiary shall have received a notice, order or judgment from or of a Governmental Authority that temporarily or permanently suspends the operations of the business of the Borrower or a Subsidiary (due to a violation of applicable law or otherwise), which suspension could reasonably be expected to result in a Material Adverse Effect, or the Borrower or any Subsidiary shall otherwise, other than in the ordinary course of business (as determined by past practices), suspend all or any part of its operations material to the conduct of the business of the Borrower and the Subsidiaries, taken as a whole, for a period of more than 60 days;

(o) there shall occur (i) any cancellation, revocation, suspension or termination of any Medicare Certification, Medicare Provider Agreement, Medicaid Certification or Medicaid Provider Agreement affecting the Borrower, any Subsidiary or any Contract Provider, or (ii) the loss of any other permits, licenses, authorizations, certifications or approvals from any federal, state or local Governmental Authority or termination of any contract with any such authority, in either case which cancellation, revocation, suspension, termination or loss (A) in the case of any suspension or temporary loss only, continues for a period greater than 60 days, and (B) results in the suspension or termination of operations of the Borrower or any Subsidiary or in the failure of the Borrower or any Subsidiary or any Contract Provider to be eligible to participate in Medicare or Medicaid programs or to accept assignments of rights to reimbursement under Medicaid Regulations or Medicare Regulations, if and only if such Person, in the ordinary course of business, participates in the Medicare or Medicare programs or accepts assignments of rights to reimbursement thereunder; provided that any such events described in this clause (o) shall constitute an Event of Default only if such event shall result, either individually or in the aggregate, in the termination, cancellation, suspension or material impairment of operations or rights to reimbursement which produce 5% or more of the Borrower’s gross revenues (on an annualized basis) or 5% of Consolidated EBITDA for the most recently ended four fiscal quarter period of the Borrower;

(p) the Guarantees under the Collateral and Guarantee Agreement of any material portion of the Guarantors shall cease to be, or shall be asserted by the Borrower or any Subsidiary not to be, valid and enforceable Guarantees of the Obligations, except as a result of a release of any Guarantor from its Guarantee expressly provided for in Section 9.14;

(q) any Liens on material assets purported to be created under the Security Documents shall cease to be, or shall be asserted by the Borrower or any Subsidiary not to be, valid and perfected Liens on the Collateral purportedly subject thereto, with the priority required by the applicable Security Documents, except (i) as a result of the sale or other disposition of the applicable Collateral in one or more transactions permitted under the Loan Documents or (ii) as a result of the Collateral Agent’s failure to maintain possession of any stock certificates, promissory notes or other instruments delivered to it under the Collateral and Guarantee Agreement;

(r) the Borrower or any Subsidiary shall be subject to a criminal indictment;

(s) so long as any Pari Passu Indebtedness is outstanding, the Intercreditor Agreement shall be asserted by any Loan Party not to be, in whole or in part, legally valid, binding and enforceable against any party thereto (or against any Person on whose behalf any such party makes any covenants or agreements therein), or otherwise not be effective to create the rights and obligations purported to be created thereunder; or

(t) the making of any repurchase, redemption or prepayment of Pari Passu Indebtedness required to be made by the Borrower pursuant to the terms thereof as a result of the occurrence of any event described in the definition of the term “Prepayment Event” without there having been made, prior to or substantially concurrently therewith, the prepayment required to be made on account of such Prepayment Event pursuant to Section 2.11(c);

then, and in every such event (other than an event with respect to the Borrower described in clause (h) or (i) of this Article), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to the Borrower, take either or both of the following actions, at the same or different times:  (i) terminate the Commitments, and thereupon the Commitments shall terminate immediately, and (ii) declare the Loans then outstanding to be due and payable in whole (or in part (but ratably as among the Classes of Loans and the Loans of each Class at the time outstanding), in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; and in case of any event with respect to the Borrower described in clause (h) or (i) of this Article, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.

ARTICLE VIII

The Agents

Each of the Lenders and the Issuing Banks hereby irrevocably appoints the Agents as its agents and authorizes the Agents to take such actions on its behalf and to exercise such powers as are delegated to them by the terms of the Loan Documents, together with such actions and powers as are reasonably incidental thereto.

The bank serving as the Administrative Agent and Collateral Agent shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent or Collateral Agent, and such bank and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if it were not the Administrative Agent or Collateral Agent.

The Agents shall not have any duties or obligations except those expressly set forth in the Loan Documents.  Without limiting the generality of the foregoing, (a) the Agents shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) neither Agent shall have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers that, under the terms of the Loan Documents, such Agent is required to exercise as directed by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances, as provided in Section 9.02), and (c) except as expressly set forth in the Loan Documents, the Agents shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of the Subsidiaries that is communicated to or obtained by the bank serving as Administrative Agent and Collateral Agent or any of its Affiliates in any capacity.  Neither Agent shall be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.02) or in the absence of its own gross negligence or wilful misconduct.  Neither Agent shall be deemed to have knowledge of any Default unless and until written notice thereof is given to such Agent by the Borrower or a Lender, and neither Agent shall be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Loan Document, (ii) the contents of any certificate, report or other document delivered thereunder or in connection therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Loan Document, (iv) the validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document or (v) the satisfaction of any condition set forth in Article IV or elsewhere in any Loan Document, other than to confirm receipt of items expressly required to be delivered to such Agent.

Each Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person.  Each Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon.  The Agents may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by them, and shall not be liable for any action taken or not taken by them in accordance with the advice of any such counsel, accountants or experts.

Each Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by it.  Each Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through its respective Related Parties.  The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of the Agents and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent and Collateral Agent.

Subject to the appointment and acceptance of a successor Administrative Agent as provided in this paragraph, the Administrative Agent may resign at any time by notifying the Lenders, the Issuing Banks and the Borrower.  Upon any such resignation, the Required Lenders shall have the right, in consultation with the Borrower, to appoint a successor; provided that such consultation with the Borrower shall not be required if an Event of Default has occurred and is continuing at the time of such appointment.  If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may, on behalf of the Lenders and the Issuing Banks, appoint a successor Administrative Agent which shall be a bank with an office in New York, New York, or an Affiliate of any such bank.  Upon the acceptance of its appointment as Administrative Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder.  The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed in writing between the Borrower and such successor.  After the Administrative Agent’s resignation hereunder, the provisions of this Article and Section 9.03 shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Administrative Agent.

Subject to the appointment and acceptance of a successor Collateral Agent as provided in this paragraph, the Collateral Agent may resign at any time by notifying the Administrative Agent, the Lenders, the Issuing Banks and the Borrower.  Upon any such resignation, the Administrative Agent shall have the right, in consultation with the Borrower, to appoint a successor.  Upon the acceptance of its appointment as Collateral Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent, and the retiring Collateral Agent shall be discharged from its duties and obligations hereunder.    After the Collateral Agent’s resignation hereunder, the provisions of this Article and Section 9.03 shall continue in effect for the benefit of such retiring Collateral Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Collateral Agent.

Each Lender acknowledges that it has, independently and without reliance upon either Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement.  Each Lender also acknowledges that it will, independently and without reliance upon either Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document, any related agreement or any document furnished hereunder or thereunder.

ARTICLE IX

Miscellaneous

SECTION 9.01. Notices.  (a)  Except in the case of notices and other communications expressly permitted to be given by telephone (and subject to paragraph (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile, as follows:

(i) if to the Borrower, to it at 3660 Grandview Parkway, Birmingham, AL 35243, Attention of John Workman (Facsimile No. (205) 969-7582; Telephone No. (205) 970-7900);

(ii) if to the Administrative Agent, to JPMorgan Chase Bank, N.A., JPMorgan Loan Services, 1111 Fannin, 10th Floor, Houston, TX 77002, Attention of Danette Espinoza (Facsimile No. (713) 750-2782; Telephone No. (713) 750-2102), with a copy to JPMorgan Chase Bank, N.A., 270 Park Avenue, New York 10017, Attention of Dawn LeeLum (Facsimile No. (212) 270-3279; Telephone No. (212) 270-2472);

(iii) if to JPMorgan Chase Bank, N.A. in its capacity as an Issuing Bank, to JPMorgan Chase Bank, N.A., Standby Letter of Credit Department, 10420 Highland Manor Drive, 4th Floor, Tampa, FL 33610, Attention of Gina Thomas (Facsimile No. (813) 432-5161; Telephone No. (813) 432-6356), with a copy to JPMorgan Chase Bank, N.A., Loan and Agency Services Group, 1111 Fannin Street, Houston, Texas, Attention of Marlies Iida (Facsimile No. (713) 750-2892; Telephone No. (713) 750-2353); and

(iv) if to any other Lender or Issuing Bank, to it at its address (or facsimile number) set forth in its Administrative Questionnaire.

(b) Notices and other communications to the Lenders and Issuing Banks hereunder may be delivered or furnished by electronic communications pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices pursuant to Article II unless otherwise agreed by the Administrative Agent and the applicable Lender or Issuing Bank.  The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.

(c) Any party hereto may change its address or facsimile number for notices and other communications hereunder by notice to the other parties hereto.  All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

SECTION 9.02. Waivers; Amendments.  (a)  No failure or delay by either Agent, any Issuing Bank or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power.  The rights and remedies of the Agents, the Issuing Banks and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have.  No waiver of any provision of this Agreement or any other Loan Document or consent to any departure therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.  Without limiting the generality of the foregoing, the making of a Loan, funding of a Tranche A Deposit or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent, any Lender or any Issuing Bank may have had notice or knowledge of such Default at the time.

(b) None of this Agreement, any Loan Document or any provision hereof or thereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Borrower and the Required Lenders or by the Borrower and the Administrative Agent with the consent of the Required Lenders or, in the case of any other Loan Document, pursuant to an agreement or agreements in writing entered into by the Agent and the Loan Party or Loan Parties that are parties thereto, in each case with the consent of the Required Lenders; provided that no such agreement shall (i) increase the Commitment of any Lender without the written consent of such Lender, (ii) reduce or forgive the principal amount of any Loan or LC Disbursement or reduce the rate of interest thereon, or reduce any fees payable hereunder, without the written consent of each Lender affected thereby, (iii) postpone the maturity of any Loan, the date on which any Tranche A Deposit is required to be returned to any Tranche A LC Lender, or any date of scheduled payment of the principal amount of any Term Loan under Section 2.10, or the required date of reimbursement of any LC Disbursement, or any date for the payment of any interest or fees payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment, or permit an Interest Period in excess of six months, or change Section 2.11(g), in each case without the written consent of each Lender affected thereby, (iv) change Section 2.18(b) or (c) in a manner that would alter the pro rata sharing of payments required thereby without the written consent of each Lender, (v) change any of the provisions of this Section or the percentage set forth in the definition of “Required Lenders” or any other provision of any Loan Document specifying the number or percentage of Lenders (or Lenders of any Class) required to waive, amend or modify any rights thereunder or make any determination or grant any consent thereunder without the written consent of each Lender (or each Lender of such Class, as the case may be), (vi) release all or substantially all Subsidiary Loan Parties from their Guarantees under the Collateral and Guarantee Agreement (except as expressly provided in Section 9.14), limit their liability in respect of such Guarantees or amend Section 6.02 of the Collateral and Guarantee Agreement, without the written consent of each Lender, (vii) release all or substantially all the Collateral from the Liens of the Security Documents without the written consent of each Lender or (viii) change any provisions of any Loan Document in a manner that by its terms adversely affects the rights in respect of collateral or payments due to Lenders holding Loans or Commitments of any Class differently than those holding Loans or Commitments of any other Class without the written consent of Lenders holding a majority in interest of the outstanding Loans and unused Commitments of each adversely affected Class; provided further that (A) no such agreement shall amend, modify or otherwise affect the rights or duties of either Agent or any Issuing Bank without the prior written consent of such Agent or Issuing Bank, as the case may be, and (B) any waiver, amendment or modification of this Agreement that by its terms affects the rights or duties under this Agreement of the Revolving Lenders (but not the Term Lenders or Tranche A LC Lenders) or the Term Lenders (but not the LC Lenders) or the Tranche A LC Lenders (but not the Revolving Lenders or Term Lenders) may be effected by an agreement or agreements in writing entered into by the Borrower and the requisite percentage in interest of the affected Class of Lenders that would be required to consent thereto under this Section if such Class of Lenders were the only Class of Lenders hereunder at the time.  Notwithstanding the foregoing or any other provision of this Agreement, any provision of this Agreement may be amended by an agreement in writing entered into by the Borrower, the Required Lenders and the Administrative Agent (and, if its rights or obligations are affected thereby, each Issuing Bank) if (x) by the terms of such agreement the Commitment of each Lender not consenting to the amendment provided for therein shall terminate upon the effectiveness of such amendment and (y) at the time such amendment becomes effective, each Lender not consenting thereto receives payment in full of the principal of and interest accrued on each Loan made by it and all other amounts owing to it or accrued for its account under this Agreement.

SECTION 9.02A. Concerning Certain Amendments.  Notwithstanding any other provision contained herein, (a) all references in Section 9.02 to “Tranche A Deposit” or “Tranche A LC Lender” will be deemed to be references to “Synthetic Deposit” or “Synthetic LC Lender”, as the case may be, (b) any waiver, amendment or modification of this Agreement or any other Loan Document that by its terms affects the rights and duties under this Agreement or such other Loan Document of one or more Classes of Lenders (but not the Lenders of any other Class) may be effected by an agreement or agreements in writing entered into by the Borrower and the requisite percentage in interest of each affected Class of Lenders that would be required to consent thereto under Section 9.02 if such Class of Lenders were the only Class hereunder at the time and (c) no waiver, amendment or other modification of this Agreement shall change Section 2.11(h) without the written consent of each Lender affected thereby.

(a) Expenses; Indemnity; Damage Waiver.  (i)  The Borrower shall pay (i) all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent, the Collateral Agent, the Co-Syndication Agents, the Co-Documentation Agents, the Co-Lead Arrangers and Joint Bookrunners named on the cover page of this Agreement (who shall be third party beneficiaries of the agreements contained in this Section 9.03) (collectively, the “Agent/Arranger Parties”) and their respective Affiliates, including the reasonable and documented fees, charges and disbursements of counsel for the Agents, in connection with the syndication of the credit facilities provided for herein, the preparation and administration of the Loan Documents or any amendments, modifications or waivers of the provisions thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable and documented out-of-pocket expenses of any Issuing Bank, including the reasonable and documented fees, charges and disbursements of counsel, incurred by such Issuing Bank in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent, the Collateral Agent, any Issuing Bank or any Lender, including the reasonable and documented fees, charges and disbursements of any counsel for any such Person, in connection with the enforcement or protection of its or their rights in connection with this Agreement and the other Loan Documents, including its or their rights under this Section, or in connection with the Loans made or Letters of Credit issued hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations.

(ii) The Borrower shall indemnify each Agent/Arranger Party, each Lender and each Issuing Bank and their respective Affiliates and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the reasonable and documented fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with or as a result of (i) the execution or delivery of any Loan Document or any agreement or instrument contemplated hereby, the performance by the parties to the Loan Documents of their respective obligations thereunder or the consummation of the Transactions or any other transactions contemplated hereby or by any other Loan Document, (ii) any Loan or Letter of Credit or the use of the proceeds thereof (including any refusal by an Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by the Borrower or any Subsidiary, or any Environmental Liability related in any way to the Borrower or any Subsidiary, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing (including any such claim, litigation, investigation or proceeding brought by or on behalf of the Borrower or any of its Related Parties), whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence, bad faith or wilful misconduct of such Indemnitee.

(iii) To the extent that the Borrower fails to pay any amount required to be paid by it to any Agent/Arranger Party or Issuing Bank, or to any Affiliate or Related Party of any such Person, under paragraph (a) or (b) of this Section, each Lender severally agrees to pay to such Person such Lender’s Contribution Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided, that nothing in this paragraph shall require any Lender other than the Revolving Lenders or Synthetic LC Lenders, as applicable, to purchase participations in unreimbursed LC Disbursements pursuant to Section 2.05(e) or otherwise to make payments to any Issuing Bank in respect of unreimbursed LC Disbursements.

(iv) To the extent permitted by applicable law, the Borrower shall not assert, and hereby waives, any claim against any Indemnitee, (i) on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, any Loan Document or any agreement or instrument contemplated thereby, the Transactions, any Loan or Letter of Credit or the use of the proceeds thereof or (ii) for any damages arising from the use by others of Information or other materials obtained through electronic, telecommunications or other information transmission systems.

(v) All amounts due under this Section shall be payable promptly after written demand therefor.

(b) Successors and Assigns.  (i)  The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of an Issuing Bank that issues any Letter of Credit), except that (i) the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section.  Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby (including any Affiliate of any Issuing Bank that issues any Letter of Credit), Participants (to the extent provided in paragraph (c) of this Section) and Indemnitees and other Persons entitled to expense reimbursement and indemnification under Section 9.03) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(ii) (i)   Subject to the conditions set forth in paragraph (b)(ii) below, any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitments and the Loans or Synthetic Deposits at the time owing to it); with the prior written consent (such consent not to be unreasonably withheld or delayed) of:

(A) the Borrower; provided that no consent of the Borrower shall be required for an assignment to a Lender, an Affiliate of a Lender or an Approved Fund (as defined below) or, if an Event of Default has occurred and is continuing, to any other assignee;

(B) the Administrative Agent; provided that no consent of the Administrative Agent shall be required for an assignment of a Term Loan or portion thereof to a Lender, an Affiliate of a Lender or an Approved Fund;

(C) in the case of any assignment of a LC Commitment, each Issuing Bank; and

(D) in the case of any assignment of a Revolving Commitment, the Swingline Lender.

(ii) Assignments shall be subject to the following additional conditions:

(A) except in the case of an assignment to a Lender or an Affiliate of a Lender or an assignment of the entire remaining amount of the assigning Lender’s Commitment or Loans of any Class (which remaining amount shall be deemed to include, for purposes of this clause, the aggregate amount of Commitments and Loans of such Class held by any Affiliate of the assigning Lender), the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 or, in the case of a Term Loan, $1,000,000 unless each of the Borrower, the Administrative Agent and the Issuing Banks otherwise consents, provided that in the event of concurrent assignments to two or more assignees that are Affiliates of one another, or to two or more Approved Funds managed by the same investment advisor or by affiliated investment advisors, all such concurrent assignments shall be aggregated in determining compliance with this subsection and; provided, further that no consent of the Borrower shall be required if an Event of Default has occurred and is continuing;

(B) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement, provided that this clause shall not be construed to prohibit the assignment of a proportionate part of all the assigning Lender’s rights and obligations in respect of one Class of Commitments or Loans;

(C) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500; provided that in the event of concurrent assignments to two or more assignees that are Affiliates of one another, or to two or more Approved Funds managed by the same investment advisor or by affiliated investment advisors, only one such fee shall be payable;

(D) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire in which the assignee designates one or more credit contacts to whom all syndicate-level information (which may contain material non-public information about the Borrower, the Loan Parties and their Related Parties or their respective securities) will be made available and who may receive such information in accordance with the assignee’s compliance procedures and applicable laws, including Federal and state securities laws;

(E) in the case of an assignment by a Lender to a CLO (as defined below) managed by such Lender or by an Affiliate of such Lender, unless such assignment (or an assignment to a CLO managed by the same manager or an Affiliate of such manager) shall have been approved by the Borrower (the Borrower hereby agreeing that such approval, if requested, will not be unreasonably withheld or delayed), the assigning Lender shall retain the sole right to approve any amendment, modification or waiver of any provision of this Agreement, except that the Assignment and Assumption between such Lender and such CLO may provide that such Lender will not, without the consent of such CLO, agree to any amendment, modification or waiver described in the first proviso to Section 9.02(b) that affects such CLO; and

(F) in connection with each assignment of a Synthetic Deposit, the Synthetic Deposit of the assignor Synthetic LC Lender shall not be released, but shall instead be purchased by the relevant assignee and continue to be held for application (to the extent not already applied) in accordance with Article II to satisfy such assignee’s obligations in respect of the Synthetic LC Exposure.  Each Synthetic LC Lender agrees that immediately prior to each such assignment (i) the Administrative Agent shall establish a new Sub-Account in the name of the assignee, (ii) a corresponding portion of the Synthetic Deposit credited to the Sub-Account of the assignor Synthetic LC Lender shall be purchased by the assignee and shall be transferred from the assignor’s Sub-Account to the assignee’s Sub-Account and (iii) if after giving effect to such assignment the Synthetic Deposit of the assignor Synthetic LC Lender shall be zero, the Administrative Agent shall close the Sub-Account of such assignor Synthetic LC Lender.

For purposes of this Section 9.04(b), the terms “Approved Fund” and “CLO” have the following meanings:

“Approved Fund” means (a) with respect to any Lender, a CLO managed by such Lender or by an Affiliate of such Lender and (b) with respect to any Lender that is a fund which invests in bank loans and similar extensions of credit, any other fund that invests in bank loans and similar extensions of credit and is managed by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

“CLO” means any entity (whether a corporation, partnership, trust or otherwise) that is engaged in making, purchasing, holding or otherwise investing in bank loans and similar extensions of credit in the ordinary course and is administered or managed by a Lender or an Affiliate of such Lender.

(iii) Subject to acceptance and recording thereof pursuant to paragraph (b)(iv) of this Section, from and after the effective date specified in each Assignment and Assumption the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.15, 2.16, 2.17 and 9.03).  Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 9.04 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (c) of this Section.

(iv) The Administrative Agent, acting for this purpose as an agent of the Borrower, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount and any stated interest of the Loans and LC Disbursements owing to, each Lender pursuant to the terms hereof from time to time (the “Register”).  The entries in the Register shall be conclusive, and the Borrower, the Administrative Agent, the Issuing Banks and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary.  The Register shall be available for inspection by the Borrower, the Issuing Banks and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

(v) Upon its receipt of a duly completed Assignment and Assumption executed by an assigning Lender and an assignee, the assignee’s completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section and any written consent to such assignment required by paragraph (b) of this Section, the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register.  No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

(iii) (i)   Any Lender may, without the consent of the Borrower, the Administrative Agent or any Issuing Bank, sell participations to one or more banks or other entities (a “Participant”) in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); provided that (A) such Lender’s obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (C) the Borrower, the Administrative Agent, the Issuing Banks and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement.  Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 9.02(b) that affects such Participant.  Subject to paragraph (c)(ii) of this Section, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.15, 2.16 and 2.17 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section.  To the extent permitted by applicable law, each Participant also shall be entitled to the benefits of Section 9.08 as though it were a Lender, provided such Participant agrees to be subject to Section 2.18(c) as though it were a Lender.

(ii) A Participant shall not be entitled to receive any greater payment under Section 2.15 or 2.17 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower’s prior written consent.  A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 2.17 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 2.17(e) as though it were a Lender.

(iv) Any Lender may, without the consent of the Borrower or the Administrative Agent, at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

(c) Survival.  All covenants, agreements, representations and warranties made by the Borrower herein and in the certificates or other instruments  delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that any Agent, Issuing Bank or Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated.  Notwithstanding the foregoing or anything else to the contrary set forth in this Agreement or any other Loan Document, in the event that, in connection with the refinancing or repayment in full of the credit facilities provided for herein, an Issuing Bank shall have provided to the Administrative Agent a written consent to the release of the Revolving Lenders or Synthetic LC Lenders from their obligations hereunder with respect to any Letter of Credit issued by such Issuing Bank (whether as a result of the obligations of the Borrower (and any other account party) in respect of such Letter of Credit having been collateralized in full by a deposit of cash with such Issuing Bank, or being supported by a letter of credit that names such Issuing Bank as the beneficiary thereunder, or otherwise), then from and after such time such Letter of Credit shall cease to be a “Letter of Credit” outstanding hereunder for all purposes of this Agreement and the other Loan Documents, and the Revolving Lenders or the Synthetic LC Lenders, as the case may be, shall be deemed to have no participations in such Letter of Credit, and no obligations with respect thereto, under Section 2.05(d) or 2.05(e).  The provisions of Sections 2.15, 2.16, 2.17 and 9.03 and Article VIII and the last sentence of the definition of the term “Applicable Rate” shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the return of the Synthetic Deposits, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement or any provision hereof.

(d) Counterparts; Integration; Effectiveness.  This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  This Agreement and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof, except that the provisions of any commitment and fee letters between the Borrower and the other Persons serving as Agents or named on the cover page of this Agreement shall continue in full force and effect and shall not be superseded hereby.  This Agreement shall become effective as provided in the Restatement Agreement, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.  Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic submission shall be effective as delivery of a manually executed counterpart of this Agreement.

(e) Severability.  Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

(f) Right of Setoff.  If an Event of Default shall have occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of the Borrower against any of and all the obligations of the Borrower now or hereafter existing under this Agreement held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured.  The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.

(g) Governing Law; Jurisdiction; Consent to Service of Process.

(i) This Agreement shall be construed in accordance with and governed by the law of the State of New York.

(ii) The Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to any Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by applicable law, in such Federal court.  Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable law.  Nothing in this Agreement or any other Loan Document shall affect any right that the Administrative Agent, any Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against the Borrower or its properties in the courts of any jurisdiction.

(iii) The Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to any Loan Document in any court referred to in paragraph (b) of this Section.  Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(iv) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01.  Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by applicable law.

(h) WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN  ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

(i) Headings.  Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

(j) Confidentiality.  (i)  The Administrative Agent, each Issuing Bank and each Lender agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) on a need-to-know basis, to its and its Affiliates’ directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority, (c) to the extent  required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Borrower and its obligations, (g) with the consent of the Borrower or (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to the Administrative Agent, any Issuing Bank or any Lender on a nonconfidential basis from a source other than the Borrower.  For the purposes of this Section, “Information” means all information received from the Borrower relating to the Borrower or its business, other than any such information that is available to the Administrative Agent, any Issuing Bank or any Lender on a nonconfidential basis prior to disclosure by the Borrower; provided that, in the case of information received from the Borrower after the Original Effective Date, such information is clearly identified at the time of delivery as confidential.  Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

(ii) EACH LENDER ACKNOWLEDGES THAT INFORMATION AS DEFINED IN SECTION 9.12(a) FURNISHED TO IT PURSUANT TO THIS AGREEMENT MAY INCLUDE MATERIAL NON-PUBLIC INFORMATION CONCERNING THE BORROWER AND  ITS RELATED PARTIES OR THEIR RESPECTIVE SECURITIES, AND CONFIRMS THAT IT HAS DEVELOPED COMPLIANCE PROCEDURES REGARDING THE USE OF MATERIAL NON-PUBLIC INFORMATION AND THAT IT WILL HANDLE SUCH MATERIAL NON-PUBLIC INFORMATION IN ACCORDANCE WITH THOSE PROCEDURES AND APPLICABLE LAW, INCLUDING FEDERAL AND STATE SECURITIES LAWS.

(iii) ALL INFORMATION, INCLUDING REQUESTS FOR WAIVERS AND AMENDMENTS, FURNISHED BY THE BORROWER OR THE ADMINISTRATIVE AGENT PURSUANT TO, OR IN THE COURSE OF ADMINISTERING, THIS AGREEMENT WILL BE SYNDICATE-LEVEL INFORMATION, WHICH MAY CONTAIN MATERIAL NON-PUBLIC INFORMATION ABOUT THE BORROWER , THE LOAN PARTIES AND THEIR RELATED PARTIES OR THEIR RESPECTIVE SECURITIES.  ACCORDINGLY, EACH LENDER REPRESENTS TO THE BORROWER AND THE ADMINISTRATIVE AGENT THAT IT HAS IDENTIFIED IN ITS ADMINISTRATIVE QUESTIONNAIRE A CREDIT CONTACT WHO MAY RECEIVE INFORMATION THAT MAY CONTAIN MATERIAL NON-PUBLIC INFORMATION IN ACCORDANCE WITH ITS COMPLIANCE PROCEDURES AND APPLICABLE LAW, INCLUDING FEDERAL AND STATE SECURITIES LAWS.

(k) Additional Agents.  None of the Lenders or other entities identified on the facing page of, signature pages of or elsewhere in this Agreement as a Co-Syndication Agent, Co-Documentation Agent, Joint Bookrunner or Co-Lead Arranger shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than, as to any such entity that is a Lender, those applicable to all Lenders as such.  Without limiting the foregoing, none of such entities shall have or be deemed to have any fiduciary relationship with any other Lender.  Each Lender acknowledges that it has not relied, and will not rely, on any of the Lenders or other entities so identified in deciding to enter into this Agreement or in taking or not taking action hereunder.

(l) Release of Subsidiary Loan Parties and Collateral.  (i)   Notwithstanding any contrary provision herein or in any other Loan Document, (i) upon (A) any sale or other transfer in the ordinary course of business by the Borrower or any Subsidiary of any Collateral consisting of inventory or used, surplus, obsolete or outmoded machinery or equipment, (B) the distribution of any Collateral to a Person other than the Borrower or a Subsidiary in connection with the dissolution of any Subsidiary, in each case in accordance with this Agreement, (C) in the case of any Collateral consisting of the Equity Interests in any Subsidiary, the dissolution of such Subsidiary in accordance with this Agreement or (D) the effectiveness of any written consent (pursuant to Section 9.02) to the release of all or any portion of the security interest granted in any Collateral, the security interest in such Collateral shall automatically be released and (ii) if the Borrower shall request the release under the Collateral and Guarantee Agreement or any other Security Document of (A) any Subsidiary or any Collateral to be sold or otherwise disposed of (including through the sale or disposition of any Subsidiary owning any such Subsidiary or Collateral or resulting from the dissolution of a Subsidiary) to a Person other than the Borrower or a Subsidiary in a transaction permitted under the terms of this Agreement and not described in the immediately preceding clause (i) or (B) any Subsidiary, and any Collateral provided by such Subsidiary, to be dissolved in accordance with this Agreement, the Borrower shall deliver to the Administrative Agent a certificate executed by a Financial Officer to the effect that such dissolution, sale or other disposition and the application of the proceeds thereof (if any) will comply with the terms of this Agreement, and the Administrative Agent, if satisfied that such certificate is correct, shall, without the consent of any Lender, execute and deliver all such instruments, releases, financing statements or other agreements, and take all such further actions, as shall be necessary to effectuate the release of such Subsidiary or such Collateral substantially simultaneously with or at any time after the completion of such sale or other disposition.  Any such release shall be without recourse to, or representation or warranty by, the Administrative Agent and shall not require the consent of any Lender.  The Administrative Agent shall execute and deliver all such instruments, releases, financing statements or other agreements, and take all such further actions, as shall be necessary to effectuate the release of a Subsidiary or Collateral required by this paragraph.

(ii) Without limiting the provisions of Section 9.03, the Borrower shall reimburse the Collateral Agent for all costs and expenses, including reasonable and documented attorneys’ fees and disbursements, incurred by it in connection with any action contemplated by this Section 9.14.

(m) Patriot Act.  Each Lender hereby notifies the Borrower that pursuant to the requirements of the USA Patriot Act, it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Lender to identify the Borrower in accordance with the USA Patriot Act.  The Borrower shall promptly, following a request by the Administrative Agent or any Lender, provide all documentation and other information that the Administrative Agent or such Lender reasonably requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the USA Patriot Act.

(n) No Fiduciary Relationship.  The Borrower, on behalf of itself and the Subsidiaries, agrees that in connection with all aspects of the transactions contemplated hereby and any communications in connection therewith, the Borrower, the Subsidiaries and their Affiliates, on the one hand, and the Agents, the Lenders, the Issuing Banks and their Affiliates, on the other hand, will have a business relationship that does not create, by implication or otherwise, any fiduciary duty on the part of the Agents, the Lenders, the Issuing Banks or their Affiliates, and no such duty will be deemed to have arisen in connection with any such transactions or communications.

(o) Non-Public Information.  Each Lender acknowledges that all information furnished to it pursuant to this Agreement by or on behalf of the Borrower and relating to the Borrower, the Subsidiaries or their businesses may include material non-public information concerning the Borrower and the Subsidiaries and their securities, and confirms that it has developed compliance procedures regarding the use of material non-public information and that it will handle such material non-public information in accordance with such procedures and applicable law, including Federal, state and foreign securities laws.

All such information, including requests for waivers and amendments, furnished by the Borrower or the Administrative Agent pursuant to, or in the course of administering, this Agreement will be syndicate-level information, which may contain material non-public information concerning the Borrower and the Subsidiaries and their securities.  Accordingly, each Lender represents to the Borrower and the Administrative Agent that it has identified in its Administrative Questionnaire a credit contact who may receive information that may contain material non-public information in accordance with its compliance procedures and applicable law, including Federal, state and foreign securities laws.

(p) Amendment of Security Documents; Intercreditor Agreement.  The Lenders and the Issuing Banks acknowledge that obligations of the Borrower and the Subsidiaries under the Pari Passu Indebtedness and the Pari Passu Indebtedness Documents, and certain obligations related thereto, will be secured by Liens on assets of the Borrower and the Subsidiaries that constitute Pari Passu Indebtedness Collateral.  At the request of the Borrower, the Administrative Agent and/or the Collateral Agent shall enter into (a) such amendments as the Administrative Agent shall determine to be appropriate to the Security Documents to cause the Pari Passu Indebtedness to be secured on an equal and ratable basis with the other Obligations (as defined in the Collateral and Guarantee Agreement) and (b) the Intercreditor Agreement establishing the relative rights of the Secured Parties and of the secured parties under the Pari Passu Indebtedness with respect to the Pari Passu Collateral.  Each Lender and each Issuing Bank hereby irrevocably (a) consents to the pari passu treatment of Liens to be provided for under the amended Security Documents and the Intercreditor Agreement, (b) authorizes and directs each Agent to execute and deliver the amendments to the Security Documents, the Intercreditor Agreement and any documents relating thereto, in each case on behalf of such Lender or such Issuing Bank and without any further consent, authorization or other action by such Lender or such Issuing Bank, (c) agrees that, upon the execution and delivery thereof, such Lender or such Issuing Bank will be bound by the provisions of the amended Security Documents and the Intercreditor Agreement as if it were a signatory thereto and will take no actions contrary to the provisions of the Intercreditor Agreement and (d) agrees that no Lender or Issuing Bank shall have any right of action whatsoever against any Agent as a result of any action taken by any Agent pursuant to this Section or in accordance with the terms of the Intercreditor Agreement.  Each Lender and each Issuing Bank hereby further irrevocably authorizes and directs each Agent to enter into such amendments, supplements or other modifications to the Intercreditor Agreement in connection with any extension, renewal, refinancing or replacement of any Loans or any Pari Passu Indebtedness as are reasonably acceptable to the Administrative Agent to give effect thereto, in each case on behalf of such Lender or such Issuing Bank and without any further consent, authorization or other action by such Lender or such Issuing Bank.  Each Agent shall have the benefit of the provisions of Article VIII with respect to all actions taken by it pursuant to this Section or in accordance with the terms of the Intercreditor Agreement to the full extent thereof.

EXHIBIT B

Form of First Lien Intercreditor Agreement

[FORM OF]
FIRST LIEN INTERCREDITOR AGREEMENT
dated as of [        ], 2009,
among
HEALTHSOUTH CORPORATION,
the other GRANTORS party hereto,
JPMORGAN CHASE BANK, N.A.,
as the Collateral Agent and
 the Authorized Representative for the Credit Agreement Secured Parties,
[           ],
as the Initial Additional Authorized Representative,
and
each ADDITIONAL AUTHORIZED REPRESENTATIVE from time to time party hereto

FIRST LIEN INTERCREDITOR AGREEMENT dated as of [            ] (as amended, supplemented or otherwise modified from time to time, this “Agreement”), among HEALTHSOUTH CORPORATION, a Delaware corporation (the “Company”), the other GRANTORS (as defined below) party hereto, JPMORGAN CHASE BANK, N.A., as collateral agent for the Secured Parties (as defined below) (in such capacity, the “Collateral Agent”) and as the Authorized Representative for the Credit Agreement Secured Parties (in such capacity, the “Administrative Agent”), [         ], as the Authorized Representative for the Initial Additional Secured Parties (in such capacity, the “Initial Additional Authorized Representative”) and each ADDITIONAL AUTHORIZED REPRESENTATIVE from time to time party hereto, as the Authorized Representative for any Secured Parties of any other Class.

In consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Collateral Agent, the Administrative Agent, for itself and on behalf of its Related Secured Parties, the Initial Additional Authorized Representative, for itself and on behalf of its Related Secured Parties, and each Additional Authorized Representative, for itself and on behalf of its Related Secured Parties, agree as follows:1

SECTION 14.

Definitions

(a) Certain Defined Terms.  As used in this Agreement, the following terms have the meanings specified below:

“Additional Authorized Representative” has the meaning assigned to such term in Article VI.

“Additional Authorized Representative Joinder Agreement” means a supplement to this Agreement substantially in the form of Exhibit I, appropriately completed.

“Additional First Lien Documents” means the indentures or other agreements under which Additional First Lien Obligations of any Class are issued or incurred and all other notes, instruments, agreements and other documents evidencing or governing Additional First Lien Obligations of such Class or providing any guarantee, Lien or other right in respect thereof.

“Additional First Lien Obligations” means all obligations of the Company and the other Grantors that shall have been designated as such pursuant to Article VI.

“Additional Secured Parties” means the holders of any Additional First Lien Obligations.

“Administrative Agent” has the meaning assigned to such term in the preamble hereto.

“Agreement” has the meaning assigned to such term in the preamble hereto.

“Applicable Authorized Representative” means, with respect to any Shared Collateral, (a) until the earlier of (i) the Discharge of the Credit Agreement Obligations and (ii) the occurrence of the Non-Controlling Authorized Representative Enforcement Date, the Administrative Agent and (b) from and after the earlier of (i) the Discharge of the Credit Agreement Obligations and (ii) the occurrence of the Non-Controlling Authorized Representative Enforcement Date, the Major Non-Controlling Authorized Representative.

“Authorized Representatives” means the Administrative Agent, the Initial Additional Authorized Representative and each Additional Authorized Representative.

“Bankruptcy Case” has the meaning assigned to such term in Section 2.06.

“Bankruptcy Code” means Title 11 of the United States Code.

“Bankruptcy Law” means the Bankruptcy Code and any similar Federal, state or foreign law for the relief of debtors.

“Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed.

“Class”, when used in reference to (a) any First Lien Obligations, refers to whether such First Lien Obligations are the Credit Agreement Obligations, the Initial Additional First Lien Obligations or the Additional First Lien Obligations of any Series, (b) any Authorized Representative, refers to whether such Authorized Representative is the Administrative Agent, the Initial Additional Authorized Representative or the Additional Authorized Representative with respect to the Additional First Lien Obligations of any Series, (c) any Secured Parties, refers to whether such Secured Parties are the Credit Agreement Secured Parties, the Initial Additional Secured Parties or the holders of the Additional First Lien Obligations of any Series, and (d) any First Lien Credit Documents, refers to whether such First Lien Credit Documents are the Credit Agreement Documents, the Initial Additional First Lien Documents or the Additional First Lien Documents with respect to Additional First Lien Obligations of any Series.

“Collateral” means all assets of the Company or any of the [Domestic]  Subsidiaries now or hereafter subject to a Lien created pursuant to any Security Document to secure any First Lien Obligations.

“Collateral Agent” has the meaning assigned to such term in the preamble hereto.

“Company” has the meaning assigned to such term in the preamble hereto.

“Controlling Secured Parties” means, at any time with respect to any Shared Collateral, the Secured Parties of the same Class as the Authorized Representative that is the Applicable Authorized Representative with respect to such Shared Collateral at such time.

“Credit Agreement” means that certain Credit Agreement dated as of March 10, 2006, as amended and restated as of October [  ], 2009, among the Company, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, and the other parties thereto.

“Credit Agreement Collateral Agreement” has the meaning assigned to the term “Guarantee and Collateral Agreement” under the Credit Agreement.

“Credit Agreement Documents” has the meaning assigned to the term “Loan Documents” under the Credit Agreement.

“Credit Agreement Obligations” has the meaning assigned to the term “Obligations” under the Credit Agreement.

“Credit Agreement Secured Parties” has the meaning assigned to the term “Secured Parties” under the Credit Agreement.

“Default” means a “Default” (or a similar event, however denominated) as defined in any First Lien Credit Document.

“DIP Financing” has the meaning assigned to such term in Section 2.06.

“DIP Financing Liens” has the meaning assigned to such term in Section 2.06.

“DIP Lenders” has the meaning assigned to such term in Section 2.06.

“Discharge” means, with respect to any Shared Collateral and First Lien Obligations of any Class, the date on which First Lien Obligations of such Class are no longer secured by Liens on such Shared Collateral. The term “Discharged” shall have a corresponding meaning.

“Discharge of Credit Agreement Obligations” means, with respect to any Shared Collateral, the Discharge of the Credit Agreement Obligations with respect to such Shared Collateral; provided that the Discharge of the Credit Agreement Obligations shall not be deemed to have occurred in connection with a Refinancing of the Credit Agreement Obligations with Additional First Lien Obligations secured by such Shared Collateral under an Additional First Lien Document that has been designated in writing by the Administrative Agent (under the Credit Agreement so Refinanced) to the Collateral Agent and each other Authorized Representative as the “Credit Agreement” for purposes of this Agreement.

“Event of Default” means an “Event of Default” (or a similar event, however denominated) as defined in any First Lien Credit Document.

“First Lien Credit Documents” means, collectively, (a) the Credit Agreement Documents, (b) the Initial Additional First Lien Documents and (c) the Additional First Lien Documents.

“First Lien Obligations” means (a) all the Credit Agreement Obligations, (b) all the Initial Additional First Lien Obligations and (c) all the Additional First Lien Obligations.

“First Lien Security Documents” means the Credit Agreement Collateral Agreement and the other Security Documents (as defined in the Credit Agreement) and each other agreement entered into in favor of the Collateral Agent for the purpose of securing First Lien Obligations of any Class.

“Grantor Joinder Agreement” means a supplement to this Agreement substantially in the form of Exhibit II, appropriately completed.

“Grantors” means, at any time, the Company and each Subsidiary that, at such time, has granted a security interest in any of its assets pursuant to any Security Document to secure any First Lien Obligations of any Class.  The Persons that are Grantors on the date hereof are set forth on Schedule 1.

“Impairment” has the meaning assigned to such term in Section 2.02.

“Initial Additional Authorized Representative” has the meaning assigned to such term in the preamble hereto.

“Initial Additional First Lien Documents” means that certain [[Indenture] dated as of [  ], 20[  ], among the Company, [the Guarantors identified therein] and [     ], as [Trustee], and all other instruments, agreements and other documents evidencing or governing Initial Additional First Lien Obligations or providing any guarantee, Lien or other right in respect thereof.

“Initial Additional First Lien Obligations” has the meaning assigned to the term [       ] in the Initial Additional Secured Documents.

“Initial Additional Secured Parties” means the holders of any Initial Additional First Lien Obligations.

“Insolvency or Liquidation Proceeding” means:

(a)  any case commenced by or against the Company or any other Grantor under any Bankruptcy Law, any other proceeding for the reorganization, recapitalization or adjustment or marshalling of the assets or liabilities of the Company or any other Grantor, any receivership or assignment for the benefit of creditors relating to the Company or any other Grantor or any similar case or proceeding relative to the Company or any other Grantor or its creditors, as such, in each case whether or not voluntary;

(b)  any liquidation, dissolution, marshalling of assets or liabilities or other winding up of or relating to the Company or any other Grantor, in each case whether or not voluntary and whether or not involving bankruptcy or insolvency; or

(c) any other proceeding of any type or nature in which substantially all claims of creditors of the Company or any other Grantor are determined and any payment or distribution is or may be made on account of such claims.

“Intervening Creditor” has the meaning assigned to such term in Section 2.02.

“Intervening Lien” has the meaning assigned to such term in Section 2.02.

“LC Cash Collateral” means any Collateral in the form of one or more Deposit Accounts or Securities Accounts, and all Financial Assets or other funds held in or credited to any such Deposit Account or Securities Account, all Security Entitlements in respect thereof and all Proceeds of any of the foregoing, in each case in which a security interest has been granted by the Company or any other Grantor to secure Credit Agreement Obligations consisting of obligations in respect of Letters of Credit pursuant to Section 2.05(c), 2.05(l) or 2.11(d) of the Credit Agreement (or any equivalent successor provision).  For purposes hereof, the terms “Deposit Accounts”, “Securities Accounts”, “Financial Assets”, “Security Entitlements” and “Proceeds” have the meaning assigned thereto in the New York UCC.

“Lien” means, with respect to any asset, any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset.

“Major Non-Controlling Authorized Representative” means, with respect to any Shared Collateral, the Authorized Representative of such Class as the Class of the First Lien Obligations (other than the First Lien Obligations of the same Class as the Class of the Controlling Secured Parties with respect to such Shared Collateral) secured by valid and perfected Liens on such Shared Collateral the aggregate amount of which exceeds the aggregate amount of First Lien Obligations of any other Class (other than the First Lien Obligations of the same Class as the Class of the Controlling Secured Parties with respect to such Shared Collateral) secured by valid and perfected Liens on such Shared Collateral.

“Mortgaged Property” means any parcel of real property and improvements thereto that constitute Shared Collateral.

“New York UCC” shall mean the Uniform Commercial Code as from time to time in effect in the State of New York.

“Non-Controlling Authorized Representative” means, at any time with respect to any Shared Collateral, any Authorized Representative that is not the Applicable Authorized Representative at such time with respect to such Shared Collateral.

“Non-Controlling Authorized Representative Enforcement Date” means, with respect to any Non-Controlling Authorized Representative in respect of any Shared Collateral, the date that is 90 days (throughout which 90-day period such Non-Controlling Authorized Representative was the Major Non-Controlling Authorized Representative with respect to such Shared Collateral) after the occurrence of both (a) an Event of Default (under and as defined in the Additional First Lien Document under which such Non-Controlling Authorized Representative is the Authorized Representative) and (b) the Collateral Agent’s and each other Authorized Representative’s receipt of written notice from such Non-Controlling Authorized Representative certifying that (i) such Non-Controlling Authorized Representative is the Major Non-Controlling Authorized Representative with respect to such Shared Collateral and that an Event of Default (under and as defined in the Additional First Lien Document under which such Non-Controlling Authorized Representative is the Authorized Representative) has occurred and is continuing and (ii) the First Lien Obligations of the Class with respect to which such Non-Controlling Authorized Representative is the Authorized Representative are currently due and payable in full (whether as a result of acceleration thereof or otherwise) in accordance with the terms of the Additional First Lien Documents of such Class; provided that the Non-Controlling Authorized Representative Enforcement Date shall be stayed and shall not occur (and shall be deemed not to have occurred for all purposes hereof) with respect to any Shared Collateral (A) at any time the Collateral Agent has commenced and is diligently pursuing any enforcement action with respect to such Shared Collateral (or the Administrative Agent shall have instructed the Collateral Agent to do the same) or (B) at any time the Grantor that has granted a security interest in such Shared Collateral is then a debtor under or with respect to (or otherwise subject to) any Insolvency or Liquidation Proceeding.

“Non-Controlling Secured Parties” means, at any time with respect to any Shared Collateral, the Secured Parties that are not Controlling Secured Parties at such time with respect to such Shared Collateral.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, governmental authority or other entity.

[“Possessory Collateral” means any Shared Collateral in the possession of the Collateral Agent (or its agents or bailees), to the extent that possession thereof perfects a Lien thereon under the Uniform Commercial Code of any jurisdiction. Possessory Collateral includes, without limitation, any “Certificated Securities”, “Promissory Notes”, “Instruments” and “Chattel Paper” (as such terms are defined under the New York UCC), in each case, delivered to or in the possession of the Collateral Agent under the terms of the First Lien Security Documents.]

“Proceeds” has the meaning assigned to such term in Section 2.01(b).

“Refinance” means, in respect of any indebtedness, to refinance, extend, renew, restructure or replace, or to issue other Indebtedness in exchange or replacement for, such Indebtedness, in whole or in part.  “Refinanced” and “Refinancing” shall have correlative meanings.

“Related Secured Parties” means, with respect to the Authorized Representative of any Class, the Secured Parties of such Class.

“Responsible Officer” means, with respect to any Person, the chief executive officer, the chief financial officer, principal accounting officer, treasurer, general counsel or another executive officer of such Person.

“Secured Parties” means (a) the Credit Agreement Secured Parties, (b) the Initial Additional Secured Parties and (c) the Additional Secured Parties.

“Series”, when used in reference to Additional First Lien Obligations, refers to such Additional First Lien Obligations as shall have been issued or incurred pursuant to the same indentures or other agreements and with respect to which the same Person acts as the Authorized Representative.

“Shared Collateral” means, at any time, Collateral on which the Collateral Agent shall have at such time a valid and perfected Lien for the benefit of Secured Parties of any two or more Classes; provided that, for the avoidance of doubt, LC Cash Collateral shall not constitute Shared Collateral.  If First Lien Obligations of more than two Classes are outstanding at any time, then any Collateral shall constitute Shared Collateral with respect to First Lien Obligations or Secured Parties of any Class only if the Collateral Agent has at such time a valid and perfected Lien on such Collateral securing First Lien Obligations of such Class for the benefit of the Secured Parties of such Class.

(b) Terms Generally.  The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined.  Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.  The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”.  The word “will” shall be construed to have the same meaning and effect as the word “shall”.  Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument, other document, statute or regulation herein shall be construed as referring to such agreement, instrument, other document, statute or regulation as from time to time amended, supplemented or otherwise modified, (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, but shall not be deemed to include the subsidiaries of such Person unless express reference is made to such subsidiaries, (c) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections and Exhibits shall be construed to refer to Articles and Sections of, and Exhibits to, this Agreement and (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

(c) Concerning the Collateral Agent and the Authorized Representatives. (i)  Each acknowledgement, agreement, consent and waiver (whether express or implied) in this Agreement made by the Collateral Agent and the Administrative Agent, whether on behalf of itself or, in the case of the Administrative Agent, on behalf of any other Credit Agreement Secured Party, is made in reliance on the authority granted to the Collateral Agent and the Administrative Agent pursuant to the authorization thereof under that certain Amendment No. 2 dated as of October [ ], 2009, among the Company, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, and certain other parties thereto.  It is understood and agreed that the Collateral Agent and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into whether any other Credit Agreement Secured Party is in compliance with the terms of this Agreement, and no party hereto or any other Secured Party shall have any right of action whatsoever against the Collateral Agent or the Administrative Agent for any failure of any other Credit Agreement Secured Party to comply with the terms hereof or for any other Credit Agreement Secured Party taking any action contrary to the terms hereof.

(ii) Each acknowledgement, agreement, consent and waiver (whether express or implied) in this Agreement made by the Authorized Representative of any Class not referred to in paragraph (a) above, whether on behalf of itself or any of its Related Secured Parties, is made in reliance on the authority granted to such Authorized Representative pursuant to the authorization thereof under the First Lien Credit Documents of such Class.  It is understood and agreed that any such Authorized Representative shall not be responsible for or have any duty to ascertain or inquire into whether any of its Related Secured Parties is in compliance with the terms of this Agreement, and no party hereto or any other Secured Party shall have any right of action whatsoever against such Authorized Representative for any failure of any of its Related Secured Parties to comply with the terms hereof or for any of its Related Secured Parties taking any action contrary to the terms hereof.

SECTION 15.

Priorities and Agreements with Respect to Shared Collateral

(a) Equal Priority.  (i)  Notwithstanding the date, time, method, manner or order of grant, attachment or perfection of any Lien on any Shared Collateral securing First Lien Obligations of any Class, and notwithstanding any provision of the Uniform Commercial Code of any jurisdiction, any other applicable law or any First Lien Credit Document, or any other circumstance whatsoever (but, in each case, subject to Section 2.02), each Authorized Representative, for itself and on behalf of its Related Secured Parties, agrees that valid and perfected Liens on any Shared Collateral securing First Lien Obligations of any Class shall be of equal priority with valid and perfected Liens on such Shared Collateral securing First Lien Obligations of any other Class.

(ii) Each Authorized Representative, for itself and on behalf of its Related Secured Parties, agrees that, notwithstanding any provision of any First Lien Credit Document to the contrary (but subject to Section 2.02), if (i) an Event of Default shall have occurred and is continuing and such Authorized Representative or any of its Related Secured Parties is taking action to enforce rights or exercise remedies in respect of any Shared Collateral, (ii) any distribution is made in respect of any Shared Collateral in any Insolvency or Liquidation Proceeding or (iii) such Authorized Representative or any of its Related Secured Parties receives any payment with respect to any Shared Collateral pursuant to any intercreditor agreement (other than this Agreement), then the proceeds of any sale, collection or other liquidation of any Shared Collateral obtained by such Authorized Representative or any of its Related Secured Parties on account of such enforcement of rights or exercise of remedies, and any such distributions or payments received by such Authorized Representative or any of its Related Secured Parties (all such proceeds, distributions and payments being collectively referred to as “Proceeds”), shall be applied as follows:

(a) FIRST, to the payment of all amounts owing to the Collateral Agent (in its capacity as such) pursuant to the terms of any First Lien Credit Document, including all costs and expenses incurred by the Collateral Agent in connection with such sale, collection or other liquidation, or such other enforcement of rights or exercise of remedies (including all court costs and the fees and expenses of its agents and legal counsel);

(b) SECOND, to the payment in full of the First Lien Obligations of each Class secured by a valid and perfected Lien on such Shared Collateral at the time due and payable (the amounts so applied to be distributed ratably in accordance with the amounts of the First Lien Obligations of each such Class on the date of such application); provided that amounts applied under this clause SECOND during any period when the First Lien Obligations of any such Class shall not be due and payable in full shall be allocated to the First Lien Obligations of such Class as if such First Lien Obligations were at the time due and payable in full, and any amounts allocated to the payment of the First Lien Obligations of such Class that are not yet due and payable shall be transferred to, and held by, the Authorized Representative of such Class solely as collateral for the First Lien Obligations of such Class (and shall not constitute Shared Collateral for purposes hereof) until the date on which the First Lien Obligations of such Class shall have become due and payable in full (at which time such amounts shall be applied to the payment thereof); and

(c) THIRD, after payment in full of all the First Lien Obligations, to the Company and the other Grantors or their successors or assigns, as their interests may appear, or as a court of competent jurisdiction may direct.

(iii) It is acknowledged that the First Lien Obligations of any Class may, subject to the limitations set forth in the First Lien Credit Documents, be increased, extended, renewed, replaced, restated, supplemented, restructured, repaid, refunded, Refinanced or otherwise amended or modified from time to time, all without affecting the priorities set forth in Section 2.01(a) or the provisions of this Agreement defining the relative rights of the Secured Parties of any Class.

(iv) Notwithstanding anything in this Agreement or any First Lien Security Document to the contrary, LC Cash Collateral held by the Administrative Agent, the Collateral Agent or any Issuing Bank pursuant to Section 2.05(c), 2.05(l) or 2.11(d) of the Credit Agreement (or any equivalent successor provision) shall be applied as specified in such Section of the Credit Agreement (or such successor provision).

(b) Impairments.  It is the intention of the parties hereto that the Secured Parties of any Class (and not the Secured Parties of any other Class) bear the risk of (a) any determination by a court of competent jurisdiction that (i) any First Lien Obligations of such Class are unenforceable under applicable law or are subordinated to any other obligations (other than to any First Lien Obligations of any other Class), (ii) any First Lien Obligations of such Class do not have a valid and perfected Lien on any of the Collateral securing any First Lien Obligations of any other Class and/or (iii) any Person (other than any Authorized Representative or any Secured Party) has a Lien on any Shared Collateral that is senior in priority to the Lien on such Shared Collateral securing First Lien Obligations of such Class, but junior to the Lien on such Shared Collateral securing any First Lien Obligations of any other Class (any such Lien being referred to as an “Intervening Lien”, and any such Person being referred to as an “Intervening Creditor”), or (b) the existence of any Collateral securing First Lien Obligations of any other Class that does not constitute Shared Collateral with respect to First Lien Obligations of such Class (any condition referred to in clause (a) or (b) with respect to First Lien Obligations of such Class being referred to as an “Impairment” of such Class); provided that the existence of any limitation on the maximum claim that may be made against any Mortgaged Property that applies to First Lien Obligations of all Classes shall not be deemed to be an Impairment of First Lien Obligations of any Class.  In the event an Impairment exists with respect to First Lien Obligations of any Class, the results of such Impairment shall be borne solely by the Secured Parties of such Class, and the rights of the Secured Parties of such Class (including the right to receive distributions in respect of First Lien Obligations of such Class pursuant to Section 2.01(b)) set forth herein shall be modified to the extent necessary so that the results of such Impairment are borne solely by the Secured Parties of such Class.  In furtherance of the foregoing, in the event First Lien Obligations of any Class shall be subject to an Impairment in the form of an Intervening Lien of any Intervening Creditor, the value of any Shared Collateral or Proceeds that are allocated to such Intervening Creditor shall be deducted solely from the Shared Collateral or Proceeds to be distributed in respect of First Lien Obligations of such Class.  In addition, in the event the First Lien Obligations of any Class are modified pursuant to applicable law (including pursuant to Section 1129 of the Bankruptcy Code), any reference to the First Lien Obligations of such Class or the First Lien Documents of such Class shall refer to such obligations or such documents as so modified.

(c) Actions with Respect to Shared Collateral; Prohibition on Certain Contests.  (i)  Notwithstanding anything to the contrary in the First Lien Credit Documents (other than this Agreement), (i) only the Collateral Agent shall, and shall have the right to, exercise, or refrain from exercising, any rights, remedies and powers with respect to the Shared Collateral, including any action to enforce its security interest in or realize upon any Shared Collateral and any right, remedy or power with respect to any Shared Collateral under any intercreditor agreement (other than this Agreement), and then only on the instructions of the Applicable Authorized Representative, (ii) the Collateral Agent shall not be required, and shall not, follow any instructions or directions with respect to Shared Collateral (including with respect to any intercreditor agreement with respect to any Shared Collateral) from any Non-Controlling Authorized Representative (or any other Secured Party, other than the Applicable Authorized Representative), it being understood and agreed that, notwithstanding any such instruction or direction by the Applicable Authorized Representative, the Collateral Agent shall not be required to take any action that, in its opinion, could expose the Collateral Agent to liability or be contrary to any First Lien Document or applicable law, and (iii) no Non-Controlling Authorized Representative or any other Secured Party (other than the Applicable Authorized Representative) shall, or shall instruct the Collateral Agent to, commence any judicial or nonjudicial foreclosure proceedings with respect to, seek to have a trustee, receiver, liquidator or similar official appointed for or over, attempt any action to take possession of, take any other action to enforce its security interest in or realize upon, or exercise any other right, remedy or power with respect to (including any right, remedy or power under any intercreditor agreement other than this Agreement) any Shared Collateral, whether under any First Lien Credit Document, applicable law or otherwise, it being agreed that only the Collateral Agent, acting on the instructions of the Applicable Authorized Representative and in accordance with the applicable First Lien Security Documents, shall be entitled to take any such actions or exercise any such rights, remedies and powers with respect to Shared Collateral.  Notwithstanding the equal priority of the Liens established under Section 2.01(a), the Collateral Agent (acting on the instructions of the Applicable Authorized Representative) may deal with the Shared Collateral as if such Applicable Authorized Representative had a senior Lien on such Collateral.  No Non-Controlling Authorized Representative or Non-Controlling Secured Party will contest, protest or object to any foreclosure proceeding or action brought by the Collateral Agent, the Applicable Authorized Representative or any Controlling Secured Party, or any other exercise by the Collateral Agent, the Applicable Authorized Representative or any Controlling Secured Party of any rights, remedies or powers with respect to the Shared Collateral, or seek to cause the Collateral Agent to do so.  Nothing in this paragraph shall not be construed to limit the rights and priorities of the Collateral Agent, any Authorized Representative or any other Secured Party with respect to any Collateral not constituting Shared Collateral.

(ii) Each of the Authorized Representatives agrees that it will not accept any Lien on any asset of the Company or any [Domestic] Subsidiary securing First Lien Obligations of any Class for the benefit of any Secured Party of such Class other than pursuant to the First Lien Security Documents, other than (i) any Liens on LC Cash Collateral created pursuant to Sections 2.05(c), 2.05(l) and 2.11(d) of the Credit Agreement (or any equivalent successor provision), (ii) any funds deposited for the discharge or defeasance of First Lien Obligations of any Class and (iii) any rights of set-off created under the First Lien Credit Documents of any Class.

(iii) Each of the Authorized Representatives agrees, for itself and on behalf of its Related Secured Parties, that neither such Authorized Representative nor its Related Secured Parties will (and each hereby waives any right to) challenge or contest or support any other Person in challenging or contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), (i) the validity, attachment, creation, perfection, priority or enforceability of a Lien held by or on behalf of any other Authorized Representative or any of its Related Secured Parties in all or any part of the Collateral, (ii) the validity,  enforceability or effectiveness of any First Lien Obligation of any Class or any First Lien Security Document of any Class or (iii) the validity, enforceability or effectiveness of the priorities, rights or duties established by, or other provisions of, this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair the rights of the Collateral Agent, any Authorized Representative or any of its Related Secured Parties to enforce this Agreement.

(d) No Interference; Payment Over.  (i)  Each of the Authorized Representatives, for itself and on behalf of its Related Secured Parties, agrees that (i) neither such Authorized Representatives nor its Related Secured Parties will (and each hereby waives any right to) take or cause to be taken any action the purpose of which is, or could reasonably be expected to be, to interfere, hinder or delay, in any manner, whether by judicial proceedings or otherwise, any sale, transfer or other disposition of the Shared Collateral by the Collateral Agent, (ii) except as provided in Section 2.03, neither such Authorized Representatives nor its Related Secured Parties shall have any right (A) to direct the Collateral Agent or any other Secured Party to exercise any right, remedy or power with respect to any Shared Collateral (including pursuant to any intercreditor agreement) or (B) consent to the exercise by the Collateral Agent or any other Secured Party of any right, remedy or power with respect to any Shared Collateral, (iii) neither such Authorized Representatives nor its Related Secured Parties will (and each hereby waives any right to) institute any suit or proceeding, or assert in any suit or proceeding any claim, against the Collateral Agent or any other Secured Party seeking damages from or other relief by way of specific performance, instructions or otherwise with respect to any Shared Collateral, and none of the Collateral Agent, any Applicable Authorized Representative or any other Secured Party shall be liable for any action taken or omitted to be taken by the Collateral Agent, such Applicable Authorized Representative or such other Secured Party with respect to any Shared Collateral in accordance with the provisions of this Agreement, and (iv) neither such Authorized Representative nor its Related Secured Parties will (and each hereby waives any right to) seek to have any Shared Collateral or any part thereof marshaled upon any foreclosure or other disposition of such Shared Collateral; provided that nothing in this Agreement shall be construed to prevent or impair the rights of the Collateral Agent, any Authorized Representative or any of its Related Secured Parties to enforce this Agreement.

(ii) Each Authorized Representative, on behalf of itself and its Related Secured Parties, agrees that if such Authorized Representative or any of its Related Secured Parties shall at any time obtain possession of any Shared Collateral or receive any Proceeds (other than as a result of any application of Proceeds pursuant to Section 2.01(b)) at any time prior to the Discharge of First Lien Obligations of each other Class, (i) such Authorized Representative or its Related Secured Party, as the case may be, shall promptly inform each Authorized Representative thereof, (ii) such Authorized Representative or its Related Secured Party shall hold such Shared Collateral or Proceeds in trust for the benefit of the Secured Parties of any Class entitled thereto pursuant to Section 2.01(b) and (iii) such Authorized Representative or its Related Secured Party shall promptly transfer such Shared Collateral or Proceeds to the Collateral Agent, for distribution in accordance with Section 2.01(b).

(e) Automatic Release of Liens; Amendments to First Lien Security Documents.  (i)  Notwithstanding anything to the contrary in the First Lien Credit Documents or First Lien Security Documents (but subject to the provisions of Section 9.02 of the Credit Agreement in the case of the release of all or substantially all of the “Collateral” (as defined in the Credit Agreement) from the Liens of the Security Documents (as defined in the Credit Agreement)), if at any time the Collateral Agent forecloses upon or otherwise exercises rights, remedies and powers against any Shared Collateral resulting in a disposition thereof, then (whether or not any Insolvency or Liquidation Proceeding is pending at the time) the Liens on such Shared Collateral in favor of the Collateral Agent, for the benefit of the Secured Parties of all Classes, will automatically be released and discharged; provided that any Proceeds realized therefrom shall be applied pursuant to Section 2.01(b).

(ii) Each of the Authorized Representatives, for itself and on behalf of its Related Secured Parties, acknowledges and agrees that (i) the Collateral Agent may enter into any amendment or other modification to any First Lien Security Document so long as the Collateral Agent receives a certificate of the Company stating that such amendment or other modification is permitted by the terms of the First Lien Credit Documents of each Class and (ii) the Collateral Agent may enter into any amendment or other modification to any First Lien Security Document solely as such First Lien Security Document relates to First Lien Obligations of a particular Class so long as (A) such amendment or modification is in accordance with the First Lien Credit Documents of such Class and (B) such amendment or modification does not adversely affect the interests of the Secured Parties of any other Class.

(iii) Each Authorized Representative agrees to execute and deliver (at the sole cost and expense of the Grantors) all such consents, confirmations, authorizations and other instruments as shall reasonably be requested by the Collateral Agent to evidence and confirm any release of Shared Collateral or amendment or modification to any First Lien Security Document provided for in this Section.

(f) Certain Agreements with Respect to Bankruptcy and Insolvency Proceedings.  (i)  The Authorized Representative of each Class, for itself and on behalf of its Related Secured Parties, agrees that, if the Company or any other Grantor shall become subject to a case (a “Bankruptcy Case”) under the Bankruptcy Code and shall, as debtor(s)-in-possession, move for approval of financing (“DIP Financing”) to be provided by one or more lenders (the “DIP Lenders”) under Section 364 of the Bankruptcy Code or any equivalent provision of any other Bankruptcy Law or the use of cash collateral under Section 363 of the Bankruptcy Code or any equivalent provision of any other Bankruptcy Law, neither such Authorized Representative nor its Related Secured Parties will raise any objection to any such financing or to the Liens on the Shared Collateral securing any such financing (“DIP Financing Liens”) or to any use of cash collateral that constitutes Shared Collateral, in each case unless the Applicable Authorized Representative[, or any Controlling Secured Party,] shall then oppose or object to such DIP Financing or such DIP Financing Liens or such use of cash collateral (and (i) to the extent that such DIP Financing Liens are senior to the Liens on any such Shared Collateral for the benefit of the Controlling Secured Parties, each Non-Controlling Secured Party will subordinate its Liens with respect to such Shared Collateral on the same terms as the Liens of the Controlling Secured Parties (other than any Liens of any Controlling Secured Parties constituting DIP Financing Liens) are subordinated thereto, and (ii) to the extent that such DIP Financing Liens rank pari passu with the Liens on any such Shared Collateral granted to secure the First Lien Obligations of the Controlling Secured Parties, each Non-Controlling Secured Party will confirm the priorities with respect to such Shared Collateral as set forth herein), in each case so long as (A) the Secured Parties of such Class retain the benefit of their Liens on all such Shared Collateral subject to the DIP Financing Liens, including proceeds thereof arising after the commencement of the Bankruptcy Case, with such Liens having the same priority with respect to Liens of the Secured Parties of any other Class (other than any Liens of the Secured Parties of such other Class constituting DIP Financing Liens) as existed prior to the commencement of the Bankruptcy Case, (B) the Secured Parties of such Class are granted Liens on any additional collateral provided to the Secured Parties of any other Class as adequate protection or otherwise in connection with such DIP Financing or use of cash collateral, with such Liens having the same priority with respect to Liens of the Secured Parties of any other Class (other than any Liens of the Secured Parties of such other Class constituting DIP Financing Liens) as existed prior to the commencement of the Bankruptcy Case, (C) if any amount of such DIP Financing or cash collateral is applied to repay any First Lien Obligations, such amount is applied in accordance with Section 2.01(b), and (D) if the Secured Parties of any Class are granted adequate protection, including in the form of periodic payments, in connection with such DIP Financing or use of cash collateral, the proceeds of such adequate protection are applied in accordance with Section 2.01(b); provided that the Secured Parties of each Class shall have a right to object to the grant, as security for the DIP Financing, of a Lien on any Collateral subject to Liens in favor of the Secured Parties of such Class or its Authorized Representative that shall not constitute Shared Collateral; and provided further that any Secured Party receiving adequate protection granted in connection with the DIP Financing or such use of cash collateral shall not object to any other Secured Party receiving adequate protection comparable to any such adequate protection granted to such Secured Party.

(g) Reinstatement. If, in any Insolvency or Liquidation Proceeding or otherwise, all or part of any payment with respect to the First Lien Obligations of any Class previously made shall be rescinded for any reason whatsoever (including an order or judgment for disgorgement of a preference under the Bankruptcy Code, or any similar law), then the terms and conditions of Article II shall be fully applicable thereto until all the First Lien Obligations of such Class shall again have been paid in full in cash.

(h) Insurance and Condemnation Awards.  As between the Secured Parties, the Collateral Agent, acting at the direction of the Applicable Authorized Representative, shall have the exclusive right, subject to the rights of the Grantors under the First Lien Secured Documents, to settle and adjust claims in respect of Shared Collateral under policies of insurance covering or constituting Shared Collateral and to approve any award granted in any condemnation or similar proceeding, or any deed in lieu of condemnation, in respect of the Shared Collateral; provided that any Proceeds arising therefrom shall be subject to Section 2.01(b).

(i) Refinancings.  The First Lien Obligations of any Class may be Refinanced, in whole or in part, in each case, without notice to, or the consent of any Secured Party of any other Class, all without affecting the priorities provided for herein or the other provisions hereof; provided that nothing in this paragraph shall affect any limitation on any such Refinancing that is set forth in the First Lien Credit Documents of any such other Class; and provided further that, if any obligations of the Grantors in respect of such Refinancing indebtedness shall be secured by Liens on any Shared Collateral, then such obligations and the holders thereof shall be subject to and bound by the provisions of this Agreement and the Authorized Representative of the holders of any such Refinancing indebtedness shall have executed an Additional Authorized Representative Joinder Agreement.

(j) [Possessory Collateral Agent as Gratuitous Bailee for Perfection.  (i)  The Collateral Agent agrees to hold any Shared Collateral constituting Possessory Collateral that is part of the Collateral in its possession or control (or in the possession or control of its agents or bailees) as gratuitous bailee for the benefit of each other Secured Party and any assignee solely for the purpose of perfecting the security interest granted in such Possessory Collateral, if any, pursuant to the applicable First Lien Security Documents, in each case, subject to the terms and conditions of this Section. Pending delivery to the Collateral Agent, each Authorized Representative agrees to hold any Shared Collateral constituting Possessory Collateral, from time to time in its possession, as gratuitous bailee for the benefit of each other Secured Party and any assignee, solely for the purpose of perfecting the security interest granted in such Possessory Collateral, if any, pursuant to the applicable First Lien Security Documents, in each case, subject to the terms and conditions of this Section.

(ii) The duties or responsibilities of the Collateral Agent and each Authorized Representative under this Section shall be limited solely to holding any Shared Collateral constituting Possessory Collateral as gratuitous bailee for the benefit of each other Secured Party for purposes of perfecting the Lien held by such Secured Parties therein.]

SECTION 16.

Determinations with Respect to Obligations and Liens

Whenever, in connection with the exercise of its rights or the performance of its obligations hereunder, the Collateral Agent or the Authorized Representative of any Class shall be required to determine the existence or amount of any First Lien Obligations of any Class, or the Shared Collateral subject to any Lien securing the First Lien Obligations of any Class (and whether such Lien constitutes a valid and perfected Lien), it may request that such information be furnished to it in writing by the Authorized Representative of such Class and shall be entitled to make such determination on the basis of the information so furnished; provided that if, notwithstanding such request, the Authorized Representative of the applicable Class shall fail or refuse reasonably promptly to provide the requested information, the requesting Collateral Agent or Authorized Representative shall be entitled to make any such determination by such method as it may, in the exercise of its good faith judgment, determine, including by reliance upon a certificate of a Responsible Officer the Company.  The Collateral Agent and each Authorized Representative may rely conclusively, and shall be fully protected in so relying, on any determination made by it in accordance with the provisions of the preceding sentence (or as otherwise directed by a court of competent jurisdiction) and shall have no liability to any Grantor, any Secured Party or any other Person as a result of such determination or any action or not taken pursuant thereto.

SECTION 17.

Concerning the Collateral Agent

(a) Appointment and Authority.  (i)  Each of the Authorized Representatives, for itself and on behalf of its Related Secured Parties, hereby irrevocably appoints JPMorgan Chase Bank, N.A. to act as the Collateral Agent hereunder and under each of the First Lien Security Documents, and authorizes the Collateral Agent to take such actions and to exercise such powers as are delegated to the Collateral Agent by the terms hereof or thereof, including for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any Grantor to secure any of the First Lien Obligations, together with such actions and powers as are reasonably incidental thereto.  In addition, to the extent required under the laws of any jurisdiction other than the United States, each of the Authorized Representatives, for itself and on behalf of its Related Secured Parties, hereby grants to the Collateral Agent any required powers of attorney to execute any First Lien Security Document governed by the laws of such jurisdiction on such Secured Party’s behalf.  Without limiting the generality of the foregoing, the Collateral Agent is hereby expressly authorized to execute any and all documents (including releases) with respect to the Shared Collateral, and the rights of the Secured Parties with respect thereto, as contemplated by and in accordance with the provisions of this Agreement and the First Lien Security Documents.

(ii) Each of the Authorized Representatives, for itself and on behalf of its Related Secured Parties, acknowledges and agrees that the Collateral Agent shall be entitled, for the benefit of the Secured Parties, to sell, transfer or otherwise dispose of or deal with any Shared Collateral as provided herein and in the First Lien Security Documents, without regard to any rights, remedies or powers to which the Non-Controlling Secured Parties would otherwise be entitled to as a result of their Non-Controlling Secured Obligations.  Without limiting the foregoing, each of the Authorized Representatives, for itself and on behalf of its Related Secured Parties, agrees that none of the Collateral Agent, the Applicable Authorized Representative or any other Secured Party shall have any duty or obligation first to marshal or realize upon any type of Shared Collateral (or any other Collateral securing any of the First Lien Obligations), or to sell, dispose of or otherwise liquidate all or any portion of such Shared Collateral (or any other Collateral securing any First Lien Obligations), in any manner that would maximize the return to the Non-Controlling Secured Parties, notwithstanding that the order and timing of any such realization, sale, disposition or liquidation may affect the amount of proceeds actually received by the Non-Controlling Secured Parties from such realization, sale, disposition or liquidation.  Each of the Authorized Representatives, for itself and on behalf of its Related Secured Parties, waives any claim they may now or hereafter have against the Collateral Agent or the Authorized Representative or any Secured Party of any other Class arising out of (i) any actions that the Collateral Agent or any such Authorized Representative or Secured Party takes or omits to take (including actions with respect to the creation, perfection or continuation of Liens on any Collateral, actions with respect to the foreclosure upon, sale or other disposition, release or depreciation of, or failure to realize upon, any of the Collateral and actions with respect to the collection of any claim for all or any part of the First Lien Obligations from any account debtor, guarantor or any other party) in accordance with the First Lien Security Documents or any other agreement related thereto or to the collection of the First Lien Obligations or the valuation, use, protection or release of any security for the First Lien Obligations, (ii) any election by any Applicable Authorized Representative or Secured Parties, in any proceeding instituted under the Bankruptcy Code, of the application of Section 1111(b) of the Bankruptcy Code or (iii) subject to Section 2.06, any borrowing by, or grant of a security interest or administrative expense priority under Section 364 of the Bankruptcy Code or any equivalent provision of any other Bankruptcy Law by, the Company or any of the Subsidiaries, as debtor-in-possession.  Notwithstanding any other provision of this Agreement, the Collateral Agent shall not accept any Shared Collateral in full or partial satisfaction of any First Lien Obligations pursuant to Section 9-620 of the Uniform Commercial Code of any jurisdiction, without the consent of each Authorized Representative representing Secured Parties for whom such Collateral constitutes Shared Collateral.

(iii) Each of the Authorized Representatives, for itself and on behalf of its Relates Secured Parties, acknowledges and agrees that, upon any other obligations being designated hereunder as Additional First Lien Obligations or any other Person becoming an Additional Authorized Representative or any other Persons becoming Additional Secured Parties, the Collateral Agent will continue to act in its capacity as Collateral Agent in respect of the then existing Authorized Representatives and Secured Parties and such Additional Authorized Representative and Additional Secured Parties.

(b) Rights as a Secured Party.  (i)  The Person serving as the Collateral Agent hereunder shall have the same rights and powers in its capacity as a Secured Party of any Class as any other Secured Party of such Class and may exercise the same as though it were not the Collateral Agent and the term “Secured Party”, “Secured Parties”, “Credit Agreement Secured Party”, “Credit Agreement Secured Parties”, “Additional Secured Party” or “Additional Secured Parties”, as applicable, shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Collateral Agent hereunder in its individual capacity.  The Person serving as the Collateral Agent and its Affiliates may accept deposits from, lend money to, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Company or any Subsidiary or other Affiliate thereof as if such Person were not the Collateral Agent hereunder and without any duty to account therefor to any other Secured Party.

(c) Exculpatory Provisions.  The Collateral Agent shall not have any duties or obligations except those expressly set forth herein and in the other First Lien Security Documents. Without limiting the generality of the foregoing, the Collateral Agent:

(i) shall not be subject to any fiduciary or other implied duties, regardless of whether a Default or an Event of Default has occurred and is continuing;

(ii) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the First Lien Security Documents that the Collateral Agent is required to exercise as directed in writing by the Applicable Authorized Representative; provided that the Collateral Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Collateral Agent to liability or that is contrary to any First Lien Security Document or applicable law;

(iii) shall not, except as expressly set forth in this Agreement and in the First Lien Security Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Company, any of its Subsidiaries or any of its other Affiliates that is communicated to or obtained by the Person serving as the Collateral Agent or any of its Affiliates in any capacity;

(iv) shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Applicable Authorized Representative or (ii) in the absence of its own gross negligence or willful misconduct or (iii) in reliance on a certificate of an authorized officer of the Company stating that such action is permitted by the terms of this Agreement;

(v) shall be deemed not to have knowledge of any Default or Event of Default under any First Lien Secured Documents of any Class unless and until notice describing such Default or Event Default is given to the Collateral Agent by the Authorized Representative of such Class or the Company; and

(vi) shall not be responsible for or have any duty to ascertain or inquire into (A) any statement, warranty or representation made in or in connection with this Agreement or any First Lien Security Document, (B) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default or Event of Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any First Lien Security Document or any other agreement, instrument or document, or the validity, attachment, creation, perfection, priority or enforceability of any Lien purported to be created by the First Lien Security Documents, (v) the value or the sufficiency of any Collateral for First Lien Obligations of any Class or (v) the satisfaction of any condition set forth in any First Lien Credit Document, other than to confirm receipt of items expressly required to be delivered to the Collateral Agent.

(d) Reliance by Collateral Agent.  The Collateral Agent shall be entitled to rely, and shall not incur any liability for relying, upon any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person.  The Collateral Agent also shall be entitled to rely, and shall not incur any liability for relying, upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person.  The Collateral Agent may consult with legal counsel (who may be counsel for the Company, any other Grantor or any Authorized Representative), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

(e) Delegation of Duties.  The Collateral Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other First Lien Security Document by or through any one or more sub-agents appointed by the Collateral Agent.  The Collateral Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Affiliates. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Affiliates of the Collateral Agent and any such sub-agent, and shall apply to their respective activities as the Collateral Agent.

(f) Resignation of Collateral Agent.  The Collateral Agent may at any time give notice of its resignation as Collateral Agent under this Agreement and the First Lien Security Documents to each Authorized Representative and the Company.  Upon receipt of any such notice of resignation, the Applicable Authorized Representative shall have the right, in consultation with the Company, to appoint a successor.  If no such successor shall have been so appointed by the Applicable Authorized Representative and shall have accepted such appointment within 30 days after the retiring Collateral Agent gives notice of its resignation, then the retiring Collateral Agent may, on behalf of the Secured Parties, appoint a successor Collateral Agent meeting the qualifications set forth above; provided that if the Collateral Agent shall notify each Authorized Representative and the Company that no qualifying Person has accepted such appointment, then such resignation shall nonetheless become effective in accordance with such notice and (a) the retiring Collateral Agent shall be discharged from its duties and obligations hereunder and under the First Lien Security Documents (except that in the case of any Collateral held by the Collateral Agent on behalf of the Secured Parties under any First Lien Security Document, the retiring Collateral Agent shall continue to hold such Collateral solely for purposes of maintaining the perfection of the security interests of the Secured Parties therein until such time as a successor Collateral Agent is appointed but with no obligation to take any further action at the request of the Applicable Authorized Representative or any other Secured Parties) and (b) all payments, communications and determinations provided to be made by, to or through the Collateral Agent shall instead be made by or to each Authorized Representative directly, until such time as the Applicable Authorized Representative appoints a successor Collateral Agent as provided above. Upon the acceptance of a successor’s appointment as Collateral Agent hereunder and under the First Lien Security Documents, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) Collateral Agent, and the retiring Collateral Agent shall be discharged from all of its duties and obligations hereunder or under the First Lien Security Documents (if not already discharged therefrom as provided above).  Notwithstanding the resignation of the Collateral Agent hereunder and under the First Lien Security Documents, the provisions of this Article and Article VIII of the Credit Agreement and the equivalent provision of any Additional First Lien Document shall continue in effect for the benefit of such retiring Collateral Agent, its sub-agents and their respective Related Secured Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Collateral Agent was acting as Collateral Agent.  Upon any notice of resignation of the Collateral Agent hereunder and under the First Lien Security Documents, the Company agrees to use commercially reasonable efforts to transfer (and maintain the validity and priority of) the Liens in favor of the retiring Collateral Agent under the First Lien Security Documents to the successor Collateral Agent.

(g) Collateral Matters.  Each of the Secured Parties irrevocably authorizes the Collateral Agent, at its option and in its discretion:

(i) to release any Lien on any property granted to or held by the Collateral Agent under any First Lien Security Document in accordance with Sections 2.03 and 2.05 or upon receipt of a certificate of a Responsible Officer of the Company stating that such release is permitted by the terms of the First Lien Credit Documents; and

(ii) to release any Grantor from its obligations under the First Lien Security Documents upon receipt of a certificate of a Responsible Officer of the Company stating that such release is permitted by the terms of the First Lien Credit Documents.

SECTION 18.

No Reliance; No Liability

(a) No Reliance; Information.  Each Authorized Representative, for itself and on behalf of its Related Secured Parties, acknowledges that (a) such Authorized Representative and its Related Secured Parties have, independently and without reliance upon the Collateral Agent, any other Authorized Representative or any of its Related Secured Parties, and based on such documents and information as they have deemed appropriate, made their own credit analysis and decision to enter into the First Lien Credit Documents to which they are party and (b) such Authorized Representative and its Related Secured Parties will, independently and without reliance upon the Collateral Agent, any other Authorized Representative or any of its Related Secured Parties, and based on such documents and information as they shall from time to time deem appropriate, continue to make their own credit decision in taking or not taking any action under this Agreement or any other First Lien Credit Document to which they are party.  The Collateral Agent or the Authorized Representative or Secured Parties of any Class shall have no duty to disclose to any Secured Party of any other Class any information relating to the Company or any of the Subsidiaries, or any other circumstance bearing upon the risk of nonpayment of any of the First Lien Obligations, that is known or becomes known to any of them or any of their Affiliates.  If the Collateral Agent or the Authorized Representative or any Secured Party of any Class, in its sole discretion, undertakes at any time or from time to time to provide any such information to, as the case may be, the Authorized Representative or any Secured Party of any other Class, it shall be under no obligation (i) to make, and shall not be deemed to have made, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of the information so provided, (ii) to provide any additional information or to provide any such information on any subsequent occasion or (iii) to undertake any investigation.

(b) No Warranties or Liability.  (i)  Each Authorized Representative, for itself and on behalf of its Related Secured Parties, acknowledges and agrees that, neither the Collateral Agent nor the Authorized Representative or any Secured Party of any other Class has made any express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectability or enforceability of any of the First Lien Credit Documents, the ownership of any Shared Collateral or the perfection or priority of any Liens thereon.  The Authorized Representative and the Secured Parties of any Class will be entitled to manage and supervise their loans and other extensions of credit in the manner determined by them.

(ii) No Authorized Representative or Secured Parties of any Class shall have any express or implied duty to the Authorized Representative or any Secured Party of any other Class to act or refrain from acting in a manner that allows, or results in, the occurrence or continuance of a Default or an Event of Default under any First Lien Credit Document (other than, in each case, this Agreement), regardless of any knowledge thereof that they may have or be charged with.

SECTION 19.

Additional First Lien Obligations

The Company may, at any time and from time to time, subject to any limitations contained in the First Lien Credit Documents in effect at such time, designate additional indebtedness and related obligations that are, or are to be, secured by Liens on any assets of the Company or any of the [Domestic] Subsidiaries that would, if such Liens were granted, constitute Shared Collateral as “Additional First Lien Obligations” by delivering to the Collateral Agent and each Authorized Representative party hereto at such time a certificate of a Responsible Officer of the Company:

(A) describing the indebtedness and other obligations being designated as Additional First Lien Obligations, and including a statement of the maximum aggregate outstanding principal amount of such indebtedness as of the date of such certificate;

(B) setting forth the Additional First Lien Documents under which such Additional First Lien Obligations are issued or incurred or the guarantees of such Additional First Lien Obligations are, or are to be, created, and attaching copies of such Additional First Lien Documents as each Grantor has executed and delivered to the Person that serves as the administrative agent, trustee or a similar representative for the holders of such Additional First Lien Obligations (such Person being referred to as the “Additional Authorized Representative”) with respect to such Additional First Lien Obligations on the closing date of such Additional First Lien Obligations, certified as being true and complete by a Responsible Officer of the Company;

(C) identifying the Person that serves as the Additional Authorized Representative;

(D) certifying that the incurrence of such Additional First Lien Obligations, the creation of the Liens securing such Additional First Lien Obligations and the designation of such Additional First Lien Obligations as “Additional First Lien Obligations” hereunder do not violate or result in a default under any provision of the First Lien Credit Documents in effect at such time;

(E) certifying that the Additional First Lien Documents authorize the Additional Authorized Representative to become a party hereto by executing and delivering an Additional Authorized Representative Joinder Agreement and provide that upon such execution and delivery, such Additional First Lien Obligations and the holders thereof shall become subject to and bound by the provisions of this Agreement; and

(F) attaching a fully completed Authorized Representative Joinder Agreement executed and delivered by the Additional Authorized Representative.

Upon the delivery of such certificate and the related attachments as provided above, the obligations designated in such notice as “Additional First Lien Obligations” shall become Additional First Lien Obligations for all purposes of this Agreement.

SECTION 20.

Miscellaneous

(a) Notices. All notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

(A) if to any Grantor, to it (or, in the case of any Grantor other than the Company, to it in care of the Company) at [          ];

(B) if to the Collateral Agent or the Administrative Agent, to it at [JPMorgan Chase Bank, N.A., 1111 Fannin, 10th Floor, Houston, Texas 77002, Attention of [   ] (Facsimile No.: [  ]), with a copy to [    ]];

(C) if to the Initial Additional Authorized Representative, to it at [        ];

(D) if to any other Additional Authorized Representative, to it at the address set forth in the applicable Joinder Agreement.

Any party hereto may change its address or facsimile number for notices and other communications hereunder by notice to the other parties hereto.  All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt (if a Business Day) and on the next Business Day thereafter (in all other cases) if delivered by hand or overnight courier service or sent by facsimile or on the date five Business Days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section or in accordance with the latest unrevoked direction from such party given in accordance with this Section.  As agreed to in writing by any party hereto from time to time, notices and other communications to such party may also be delivered by e-mail to the e-mail address of a representative of such party provided from time to time by such party.

(b) Waivers; Amendment; Joinder Agreements.  (i)  No failure or delay on the part of any party hereto in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power.  The rights and remedies of the parties hereto are cumulative and are not exclusive of any rights or remedies that they would otherwise have.  No waiver of any provision of this Agreement or consent to any departure by any party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any party hereto in any case shall entitle such party to any other or further notice or demand in similar or other circumstances.

(ii) Neither this Agreement nor any provision hereof may be waived, amended or otherwise modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent and each Authorized Representative then party hereto; provided that no such agreement shall by its terms amend, modify or otherwise affect the rights or obligations of any Grantor without the Company’s prior written consent; provided further that (i) without the consent of any party hereto, (A) this Agreement may be supplemented by an Authorized Representative Joinder Agreement, and an Additional Authorized Representative may become a party hereto, in accordance with Article VI and (B) this Agreement may be supplemented by a Grantor Joinder Agreement, and a Subsidiary may become a party hereto, in accordance with Section 7.13, and (ii) in connection with any Refinancing of First Lien Obligations of any Class, or the incurrence of Additional First Lien Obligations of any Class, the Collateral Agent and the Authorized Representatives then party hereto shall enter (and are hereby authorized to enter without the consent of any other Secured Party), at the request of the Collateral Agent, any Authorized Representative or the Company, into such amendments or modifications of this Agreement as are reasonably necessary to reflect such Refinancing or such incurrence and are reasonably satisfactory to the Collateral Agent and each such Authorized Representative.

(c) Parties in Interest. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, as well as the other Secured Parties, all of whom are intended to be bound by, and to be third party beneficiaries of, this Agreement.

(d) Effectiveness; Survival.  This Agreement shall become effective when executed and delivered by the parties hereto.  All covenants, agreements, representations and warranties made by any party in this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement.  This Agreement shall continue in full force and effect notwithstanding the commencement of any Insolvency or Liquidation Proceeding against the Company or any of the Subsidiaries.

(e) Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract.  Delivery of an executed signature page to this Agreement by facsimile or other electronic transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

(f) Severability.  Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

(g) Governing Law.  This Agreement shall be construed in accordance with and governed by the law of the State of New York.

(h) Submission to Jurisdiction Waivers; Consent to Service of Process.  The Collateral Agent and each Authorized Representative, for itself and on behalf of its Related Secured Parties, irrevocably and unconditionally:

(A) submits for itself and its property in any legal action or proceeding relating to this Agreement and the First Lien Security Documents, or for recognition and enforcement of any judgment in respect thereof, to the exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York and appellate courts from any thereof;

(B) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(C) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person (or its Authorized Representative) at the address referred to in Section 7.01;

(D) agrees that nothing herein shall affect the right of any other party hereto (or any Secured Party) to effect service of process in any other manner permitted by law or shall limit the right of any party hereto (or any Secured Party) to sue in any other jurisdiction; and

(E) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

(i) WAIVER OF JURY TRIAL.  EACH PARTY HERETO WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN  ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

(j) Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

(k) Conflicts. In the event of any conflict or inconsistency between the provisions of this Agreement (including Section 2.05 hereof) and the provisions of any of the other First Lien First Lien Credit Documents, the provisions of this Agreement shall control.

(l) Provisions Solely to Define Relative Rights. The provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of the Secured Parties in relation to one another.  Except as expressly provided in this Agreement, none of the Company, any other Grantor, any other Subsidiary or any other creditor of any of the foregoing shall have any rights or obligations hereunder, and none of the Company, any other Grantor or any other Subsidiary may rely on the terms hereof.  Nothing in this Agreement is intended to or shall impair the obligations of the Company or any other Grantor, which are absolute and unconditional, to pay the First Lien Obligations as and when the same shall become due and payable in accordance with their terms.

(m) Additional Grantors.  In the event any Subsidiary shall have granted a Lien on any of its assets to secure any First Lien Obligations, the Company shall cause such Subsidiary, if not already a party hereto, to become a party hereto as a “Grantor”.  Upon the execution and delivery by any Subsidiary of a Grantor Joinder Agreement, any such Subsidiary shall become a party hereto and a Grantor hereunder with the same force and effect as if originally named as such herein.  The execution and delivery of any such instrument shall not require the consent of any other party hereto.  The rights and obligations of each party hereto shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.

(n) Integration.  This Agreement, together with the other First Lien Credit Documents, represents the agreement of each of the Grantors and the Secured Parties with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by any Grantor, the Collateral Agent or any other Secured Party relative to the subject matter hereof not expressly set forth or referred to herein or in the other First Lien Credit Documents.

(o) Further Assurances.  Each of the Collateral Agent, each Authorized Representative and the Grantors agrees that it will execute, or will cause to be executed, any and all further documents, agreements and instruments, and take all such further actions, as may be required under any applicable law, or which the Collateral Agent or any Authorized Representative may reasonably request, to effectuate the terms of this Agreement, including the relative Lien priorities provided for herein.

1 This form of the Intercreditor Agreement reflects an assumption that a single entity shall have been appointed as the “Collateral Agent” to hold all Liens granted in favor of the Secured Parties to secure the First Lien Obligations, and that all such Liens have been granted under a single set of security documents.  If, in connection with the incurrence of the Initial Additional First Lien Obligations, more than one entity shall have been appointed as the “Collateral Agent” to hold Liens granted in favor of the Secured Parties of different Classes to secure the First Lien Obligations of such Classes, or if such Liens have been granted under one or more distinct sets of security documents, appropriate modifications shall be made to this form of Intercreditor Agreement to accommodate such structure with a view to providing to, or placing on, the Authorized Representatives of each Class, and the Secured Parties of each Class, the rights and benefits, or the obligations, contemplated to be held or assumed by them hereunder (including appropriate arrangements with respect to Possessory Collateral to ensure the continued perfection by possession of the Liens on the Possessory Collateral).

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

JPMORGAN CHASE BANK, N.A., as Administrative Agent and Collateral Agent,
by

Name:
Title:

[ ], as Initial Additional Authorized Representative,
by

Name:
Title:

THE GRANTORS LISTED ON SCHEDULE 1 HERETO
by

Name:
Title:

SCHEDULE 1

Initial Grantors

[FORM OF] ADDITIONAL AUTHORIZED REPRESENTATIVE AGENT JOINDER AGREEMENT NO. [ ] dated as of [      ], 20[  ] (the “Joinder Agreement”) to the FIRST LIEN INTERCREDITOR AGREEMENT dated as of [    ], 2009 (the “Intercreditor Agreement”), among HEALTHSOUTH CORPORATION, a Delaware corporation (the “Company”), the GRANTORS party thereto, JPMORGAN CHASE BANK, N.A., as the Collateral Agent and the Administrative Agent, [       ], as the Initial Additional Authorized Representative, and each ADDITIONAL AUTHORIZED REPRESENTATIVE from time to time party thereto.

ARTICLE  I Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Intercreditor Agreement.

ARTICLE  II The Company and the other Grantors propose to issue or incur “Additional First Lien Obligations” designated by the Company as such in accordance with Article VI of the Intercreditor Agreement in a certificate of a Responsible Officer of the Company delivered concurrently herewith to the Collateral Agent and the Authorized Representatives (the “Additional First Lien Obligations”).  The Person identified in the signature pages hereto as the “Additional Authorized Representative” (the “Additional Authorized Representative”) will serve as the administrative agent, trustee or a similar representative for the holders of the Additional First Lien Obligations (the “Additional Secured Parties”).

ARTICLE  III The Additional Authorized Representative wishes, in accordance with the provisions of the Intercreditor Agreement, to become a party to the Intercreditor Agreement and to acquire and undertake, for itself and on behalf of the Additional Secured Parties, the rights and obligations of an “Additional Authorized Representative” and “Secured Parties” thereunder.

Accordingly, the Additional Authorized Representative, for itself and on behalf of its Related Secured Parties, and the Company agree as follows, for the benefit of the Collateral Agent, the existing Authorized Representatives and the existing Secured Parties:

SECTION 1.01.  Accession to the Intercreditor Agreement.   The Additional Authorized Representative hereby (a) accedes and becomes a party to the Intercreditor Agreement as an “Additional Authorized Representative”, (b) agrees, for itself and on behalf of the Additional Secured Parties, to all the terms and provisions of the Intercreditor Agreement and (c) acknowledges and agrees that (i) the Additional First Lien Obligations and Liens on any Collateral securing the same shall be subject to the provisions of the Intercreditor Agreement and (ii) the Additional Authorized Representative and the Additional Secured Parties shall have the rights and obligations specified under the Intercreditor Agreement with respect to an “Authorized Representative” or a “Secured Party”, and shall be subject to and bound by the provisions of the Intercreditor Agreement.  The Intercreditor Agreement is hereby incorporated by reference.

SECTION 1.02.  Representations and Warranties of the Additional Authorized Representative.  The Additional Authorized Representative represents and warrants to the Collateral Agent, the existing Authorized Representatives and the existing Secured Parties that (a) it has full power and authority to enter into this Joinder Agreement, in its capacity as the Additional Authorized Representative, (b) this Joinder Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, and (c) the Additional First Lien Documents relating to the Additional First Lien Obligations provide that, upon the Additional Authorized Representative’s execution and delivery of this Joinder Agreement, (i) the Additional First Lien Obligations and Liens on any Collateral securing the same shall be subject to the provisions of the Intercreditor Agreement and (ii) the Additional Authorized Representative and the Additional Secured Parties shall have the rights and obligations specified therefor under, and shall be subject to and bound by the provisions of, the Intercreditor Agreement.

SECTION 1.03.  Parties in Interest.  This Joinder Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, as well as the other Secured Parties, all of whom are intended to be bound by, and to be third party beneficiaries of, this Agreement.

SECTION 1.04.  Counterparts.  This Joinder Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract.  Delivery of an executed signature page to this Agreement by facsimile or other electronic transmission shall be as effective as delivery of a manually signed counterpart of this Joinder Agreement.

SECTION 1.05.  Governing Law.  This Joinder Agreement shall be construed in accordance with and governed by the law of the State of New York.

SECTION 1.06.  Notices.  All communications and notices hereunder shall be in writing and given as provided in Section 7.01 of the Intercreditor Agreement.  All communications and notices hereunder to the Additional Authorized Representative shall be given to it at the address set forth under its signature hereto, which information supplements Section 7.01 to the Intercreditor Agreement.

SECTION 1.07.  Expenses.  The Company agrees to reimburse the Collateral Agent and each of the Authorized Representatives for its reasonable out-of-pocket expenses in connection with this Joinder Agreement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent and any of the Authorized Representatives.

SECTION 1.08.  Incorporation by Reference.  The provisions of Sections 7.04, 7.06, 7.08, 7.09, 7.10, 7.11 and 7.12 of the Intercreditor Agreement are hereby incorporated by reference, mutatis mutandis, as if set forth in full herein.

 IN WITNESS WHEREOF, the Additional Authorized Representative and the Company have duly executed this Joinder Agreement to the Intercreditor Agreement as of the day and year first above written.

[ ], as Additional Authorized Representative,
by

Name:
Title:

Address for notices:

attention of:

Facsimile:

HEALTHSOUTH CORPORATION,
by

Name:
Title:

Acknowledged by:

JPMORGAN CHASE BANK, N.A., as the Collateral Agent and the Administrative Agent,
by

Name:
Title:

[ ], as the [Initial] Additional Authorized Representative,
by

Name:
Title:

EXHIBIT II

[FORM OF] GRANTOR JOINDER AGREEMENT NO. [ ] dated as of [      ], 20[  ] (the “Joinder Agreement”) to the FIRST LIEN INTERCREDITOR AGREEMENT dated as of [    ], 2009 (the “Intercreditor Agreement”), among HEALTHSOUTH CORPORATION, a Delaware corporation (the “Company”), the GRANTORS party thereto, JPMORGAN CHASE BANK, N.A., as the Collateral Agent and the Administrative Agent, [       ], as the Initial Additional Authorized Representative, and each ADDITIONAL AUTHORIZED REPRESENTATIVE from time to time party thereto.

Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Intercreditor Agreement.

ARTICLE  IV [           ], a [     ] [corporation] and a Subsidiary of the Company (the “Additional Grantor”), has granted a Lien on all or a portion of its assets to secure First Lien Obligations and such Additional Grantor is not a party to the Intercreditor Agreement.

ARTICLE  V The Additional Grantor wishes to become a party to the First Lien Intercreditor Agreement and to acquire and undertake the rights and obligations of a Grantor thereunder.  The Additional Grantor is entering into this Joinder Agreement in accordance with the provisions of the Intercreditor Agreement in order to become a Grantor thereunder.

Accordingly, the Additional Grantor agrees as follows, for the benefit of the Collateral Agent, the Authorized Representatives and the Secured Parties:

SECTION 1.01.  Accession to the Intercreditor Agreement.   The Additional Grantor (a) hereby accedes and becomes a party to the Intercreditor Agreement as a “Grantor”, (b) agrees to all the terms and provisions of the Intercreditor Agreement and (c) acknowledges and agrees that the Additional Grantor shall have the rights and obligations specified under the Intercreditor Agreement with respect to a “Grantor”, and shall be subject to and bound by the provisions of the Intercreditor Agreement.

SECTION 1.02.  Representations and Warranties of the Additional Grantor.  The Additional Grantor represents and warrants to the Collateral Agent, the Authorized Representatives and the Secured Parties that this Joinder Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 1.03.  Parties in Interest.  This Joinder Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, as well as the other Secured Parties, all of whom are intended to be third party beneficiaries of this Agreement.

SECTION 1.04.  Counterparts.  This Joinder Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract.  Delivery of an executed signature page to this Agreement by facsimile or other electronic transmission shall be as effective as delivery of a manually signed counterpart of this Joinder Agreement.

SECTION 1.05.  Governing Law.  This Joinder Agreement shall be construed in accordance with and governed by the law of the State of New York.

SECTION 1.06.  Notices.  All communications and notices hereunder shall be in writing and given as provided in Section 7.01 of the Intercreditor Agreement.

SECTION 1.07.  Expenses.  The Grantor agrees to reimburse the Collateral Agent and each of the Authorized Representatives for its reasonable out-of-pocket expenses in connection with this Joinder Agreement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent and any of the Authorized Representatives.

SECTION 1.08.  Incorporation by Reference.  The provisions of Sections 7.04, 7.06, 7.08, 7.09, 7.10, 7.11 and 7.12 of the Intercreditor Agreement are hereby incorporated by reference, mutatis mutandis, as if set forth in full herein.

EXHIBIT B

IN WITNESS WHEREOF, the Additional Grantor has duly executed this Joinder Agreement to the Intercreditor Agreement as of the day and year first above written.

[NAME OF SUBSIDIARY],
by

Name:
Title: